UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number

DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

December 31, 2008

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

Contents

Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

4 DWS Balanced VIP

46 DWS Blue Chip VIP

60 DWS Conservative Allocation VIP

71 DWS Core Fixed Income VIP

85 DWS Davis Venture Value VIP

97 DWS Dreman High Return Equity VIP

108 DWS Dreman Small Mid Cap Value VIP

120 DWS Global Thematic VIP

132 DWS Government & Agency Securities VIP

143 DWS Growth Allocation VIP

154 DWS High Income VIP

171 DWS International Select Equity VIP

182 DWS Janus Growth & Income VIP

194 DWS Large Cap Value VIP

206 DWS Mid Cap Growth VIP

217 DWS Moderate Allocation VIP

228 DWS Money Market VIP

238 DWS Small Cap Growth VIP

249 DWS Strategic Income VIP

271 DWS Technology VIP

281 DWS Turner Mid Cap Growth VIP

293 Notes to Financial Statements

318 Report of Independent Registered Public Accounting Firm

319 Tax Information

320 Proxy Voting

321 Investment Management Agreement Approval

332 Summary of Management Fee Evaluation by Independent Fee Consultant

335 Summary of Administrative Fee Evaluation by Independent Fee Consultant

336 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Performance Summary December 31, 2008

DWS Balanced VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.52% and 0.77% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. The Portfolio invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the Portfolio's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Balanced VIP
[] DWS Balanced VIP — Class A [] Russell 1000® Index [] Barclays Capital US Aggregate Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Balanced VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,267	$8,399	$9,342	$9,826
	Average annual total return	-27.33%	-5.65%	-1.35%	-.18%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$8,963
	Average annual total return	-37.60%	-8.66%	-2.04%	-1.09%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,552	$17,297
	Average annual total return	5.24%	5.51%	4.65%	5.63%

The growth of $10,000 is cumulative.

DWS Balanced VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$7,235	$8,298	$9,162	$10,326
	Average annual total return	-27.65%	-6.03%	-1.74%	.49%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$10,532
	Average annual total return	-37.60%	-8.66%	-2.04%	.80%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,552	$13,881
	Average annual total return	5.24%	5.51%	4.65%	5.17%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Balanced VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 760.70	$ 756.40
Expenses Paid per $1,000*	$ 2.88	$ 3.66
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.87	$ 1,020.96
Expenses Paid per $1,000*	$ 3.30	$ 4.22
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Balanced VIP	.65%	.83%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Balanced VIP

For the 12 months ended December 31, 2008, the DWS Balanced VIP had a return of -27.33% (Class A shares, unadjusted for contract charges.) The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31% for the year. The Barclays Capital US Aggregate Index, the Portfolio's bond benchmark, which is considered indicative of broad bond market trends, returned 5.24% for the year. The Russell 1000® Index, the Portfolio's equity benchmark, returned -37.60%.

In December of 2007, the managers transitioned the Portfolio to a new strategic asset allocation, expanded the global tactical asset allocation overlay strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), to 100% of the Portfolio's assets and increased diversification by adding more managers and investment styles. The full transition was completed in the beginning of April of 2008. The Portfolio's underperformance during 2008 was due to the underperformance of the underlying strategies, in particular the core fixed income strategy and the iGap strategy.

During 2008, in the large-cap US equity portion of the Portfolio, the quantitative strategy underperformed. Within the international portion of the Portfolio, the quantitative strategy outperformed. During this extremely volatile period, broad diversification in terms of asset classes as well as investment styles within asset classes has been more important than ever.

William Chepolis, CFA	Matthew F. MacDonald, CFA	Inna Okounkova	Gary Sullivan, CFA
Robert Wang	Thomas Picciochi	James B. Francis, CFA[3]	Julie Abbett
Thomas Schuessler, PhD	John Brennan	J. Richard Robben, CFA
Joseph Axtell, CFA[1]	Owen Fitzpatrick, CFA[2]	Richard Shepley[4]
Portfolio Managers, Deutsche Investment Management Americas Inc.
Michael Sieghart, CFA[5] Consultant, Deutsche Investment Management Americas Inc.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Mr. Axtell joined the Portfolio on August 19, 2008.
2 Mr. Fitzpatrick joined the Portfolio on February 15, 2009.
3 Mr. Francis joined the Portfolio on July 1, 2008.
4 Mr. Shepley joined the Portfolio on January 9, 2009.
5 Mr. Sieghart became consultant to the Advisor on August 19, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	59%	59%
Corporate Bonds	12%	7%
Mortgage-Backed Securities Pass-Throughs	9%	1%
Government & Agency Obligations	6%	5%
Cash Equivalents	5%	5%
Commercial and Non-Agency Mortgage-Backed Securities	5%	16%
Collateralized Mortgage Obligations	3%	3%
Asset Backed	1%	3%
Loan Participations and Assignments	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending)	12/31/08	12/31/07

Financials	18%	18%
Health Care	14%	12%
Information Technology	12%	12%
Consumer Staples	11%	8%
Energy	11%	12%
Industrials	10%	12%
Consumer Discretionary	7%	11%
Utilities	6%	4%
Telecommunication Services	6%	6%
Materials	5%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 8. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Balanced VIP

	Shares	Value ($)

Common Stocks 58.9%
Consumer Discretionary 4.2%
Auto Components 0.1%
Aisin Seiki Co., Ltd.	100	1,419
Autoliv, Inc.	2,400	51,504
Bridgestone Corp.	300	4,506
Compagnie Generale des Etablissements Michelin "B"	105	5,506
Denso Corp.	200	3,327
Fuel Systems Solutions, Inc.*	500	16,380
GKN PLC	897	1,270
Magna International, Inc. "A"	400	11,908
Rieter Holding AG (Registered)	16	2,587
Toyota Industries Corp.	100	2,142
WABCO Holdings, Inc.	11,300	178,427
		278,976
Automobiles 0.1%
Bayerische Motoren Werke (BMW) AG	257	7,900
Daimler AG (Registered)	552	20,974
Fiat SpA	5,500	35,860
Honda Motor Co., Ltd.	700	15,181
Isuzu Motors Ltd.	1,000	1,283
Mazda Motor Corp.	1,000	1,690
Mitsubishi Motors Corp.*	2,000	2,745
Nissan Motor Co., Ltd.	900	3,260
PSA Peugeot Citroen	112	1,910
Renault SA	129	3,365
Suzuki Motor Corp.	200	2,765
Toyota Motor Corp.	1,300	42,553
Volkswagen AG	93	32,579
		172,065
Distributors 0.2%
Genuine Parts Co.	13,625	515,842
Li & Fung Ltd.	18,000	31,056
		546,898
Diversified Consumer Services 0.0%
Brink's Home Security Holdings, Inc.*	3,700	81,104
Hotels Restaurants & Leisure 1.1%
Accor SA	151	7,431
Brinker International, Inc.	7,500	79,050
Buffalo Wild Wings, Inc.*	6,100	156,465
California Pizza Kitchen, Inc.*	1,800	19,296
Carnival Corp. (Unit)	15,059	366,235
Carnival PLC	148	3,224
CEC Entertainment, Inc.*	3,100	75,175
CKE Restaurants, Inc.	1,700	14,756
Compass Group PLC	2,000	9,925
Cracker Barrel Old Country Store, Inc.	1,800	37,062
Crown Ltd.	8,273	34,633
InterContinental Hotel Group PLC	251	2,042
Ladbrokes PLC	788	2,107
Lottomatica SpA	498	12,296
McDonald's Corp.	32,200	2,002,518
P.F. Chang's China Bistro, Inc.*	6,300	131,922
	Shares	Value ($)

Panera Bread Co. "A"*	3,700	193,288
Shangri-La Asia Ltd.	12,000	13,870
Sodexo	85	4,704
TABCORP Holding Ltd.	6,752	33,051
Tatts Group Ltd.	14,815	28,942
TUI AG	155	1,768
Whitbread PLC	229	3,029
WMS Industries, Inc.*	5,900	158,710
		3,391,499
Household Durables 0.1%
Blyth, Inc.	2,600	20,384
Centex Corp.	8,600	91,504
CSS Industries, Inc.	1,100	19,514
Electrolux AB "B"	800	6,881
Husqvarna AB "B"	900	4,769
M/I Homes, Inc.	3,500	36,890
NVR, Inc.*	200	91,250
Panasonic Corp.	1,000	12,530
Ryland Group, Inc.	3,400	60,078
Sony Corp.	400	8,695
Taylor Wimpey PLC	1,128	221
Tupperware Brands Corp.	5,500	124,850
		477,566
Internet & Catalog Retail 0.0%
Amazon.com, Inc.*	2,000	102,560
Home Retail Group PLC	703	2,156
Stamps.com, Inc.*	1,000	9,830
		114,546
Leisure Equipment & Products 0.1%
Hasbro, Inc.	6,200	180,854
Polaris Industries, Inc.	1,700	48,705
		229,559
Media 0.9%
British Sky Broadcasting Group PLC	1,232	8,572
Comcast Corp. "A"	70,200	1,184,976
DISH Network Corp. "A"*	10,900	120,881
Fairfax Media Ltd.	13,871	15,915
Gestevision Telecinco SA	345	3,676
Global Sources Ltd.*	5,361	29,217
Interpublic Group of Companies, Inc.*	20,400	80,784
ITV PLC	3,194	1,831
Lagardere SCA	107	4,343
Liberty Media Corp. — Entertainment "A"*	13,500	235,980
Marvel Entertainment, Inc.*	5,900	181,425
Mediaset SpA	5,320	30,381
Modern Times Group MTG AB "B"	175	3,801
Morningstar, Inc.*	3,100	110,050
Pearson PLC	1,119	10,385
Publicis Groupe	132	3,398
Reed Elsevier NV	3,828	45,102
Reed Elsevier PLC	1,779	12,967
SES "A" (FDR)	184	3,542
Shaw Communications, Inc. "B"	1,600	28,008
Singapore Press Holdings Ltd.	78,000	168,896
Thomson Reuters Corp.	1,800	51,908
	Shares	Value ($)

Thomson Reuters PLC	285	6,303
Time Warner, Inc.	12,300	123,738
United Business Media Ltd.	388	2,856
Vertis Holdings, Inc.*	1,645	0
Vivendi	790	25,721
Walt Disney Co.	7,200	163,368
Wolters Kluwer NV	1,709	32,276
WPP PLC	1,683	9,811
Yellow Pages Income Fund (Unit)	400	2,187
		2,702,298
Multiline Retail 0.3%
Big Lots, Inc.*	7,500	108,675
Canadian Tire Corp., Ltd. "A"	300	10,559
Family Dollar Stores, Inc.	8,300	216,381
Kohl's Corp.*	13,680	495,216
Marks & Spencer Group PLC	1,148	3,573
Next PLC	169	2,646
PPR	57	3,723
Sears Holdings Corp.*	1,900	73,853
		914,626
Specialty Retail 1.0%
AutoNation, Inc.*	4,900	48,412
Best Buy Co., Inc.	3,800	106,818
Children's Place Retail Stores, Inc.*	6,400	138,752
Coldwater Creek, Inc.*	24,500	69,825
Esprit Holdings Ltd.	8,400	47,880
Foot Locker, Inc.	13,900	102,026
GameStop Corp. "A"*	11,000	238,260
Hennes & Mauritz AB "B"	1,525	59,591
Hot Topic, Inc.*	13,200	122,364
Industria de Diseno Textil SA	2,432	107,498
Jo-Ann Stores, Inc.*	1,400	21,686
Jos. A. Bank Clothiers, Inc.*	3,300	86,295
Kingfisher PLC	1,961	3,835
Lowe's Companies, Inc.	18,174	391,105
RadioShack Corp.	22,100	263,874
Rent-A-Center, Inc.*	8,100	142,965
Staples, Inc.	22,710	406,963
The Buckle, Inc.	4,800	104,736
The Gap, Inc.	15,500	207,545
Tiffany & Co.	7,400	174,862
Tractor Supply Co.*	4,900	177,086
Yamada Denki Co., Ltd.	50	3,471
		3,025,849
Textiles, Apparel & Luxury Goods 0.3%
Adidas AG	129	4,961
Billabong International Ltd.	204	1,141
Burberry Group PLC	424	1,360
Carter's, Inc.*	7,400	142,524
Christian Dior SA	123	6,938
Compagnie Financiere Richemont SA "A"	3,079	59,777
Fuqi International, Inc.*	2,400	15,024
Gildan Activewear, Inc.*	300	3,448
Hermes International	54	7,543
Luxottica Group SpA	492	8,795
LVMH Moet Hennessy Louis Vuitton SA	165	11,086
NIKE, Inc. "B"	6,400	326,400
Phillips-Van Heusen Corp.	4,600	92,598
Swatch Group AG (Bearer)	192	26,820
Swatch Group AG (Registered)	356	9,732
	Shares	Value ($)

The Warnaco Group, Inc.*	1,600	31,408
Timberland Co. "A"*	3,200	36,960
True Religion Apparel, Inc.*	4,800	59,712
UniFirst Corp.	1,500	44,535
		890,762
Consumer Staples 6.5%
Beverages 1.1%
Anheuser-Busch InBev NV	1,563	36,237
Asahi Breweries Ltd.	500	8,605
Boston Beer Co., Inc. "A"*	900	25,560
Carlsberg AS "B"	7,326	240,520
Coca-Cola Amatil Ltd.	614	3,968
Coca-Cola Enterprises, Inc.	8,700	104,661
Diageo PLC	28,863	398,975
Foster's Group Ltd.	4,320	16,620
Heineken NV	407	12,505
Kirin Holdings Co., Ltd.	1,000	13,182
Pepsi Bottling Group, Inc.	19,800	445,698
PepsiCo, Inc.	33,416	1,830,194
Pernod Ricard SA	266	19,725
SABMiller PLC	698	11,752
The Coca-Cola Co.	1,600	72,432
		3,240,634
Food & Staples Retailing 1.8%
AEON Co., Ltd.	1,200	12,019
BJ's Wholesale Club, Inc.*	5,000	171,300
Carrefour SA	847	32,527
Casino Guichard-Perrachon SA	82	6,235
Colruyt SA	81	17,347
CVS Caremark Corp.	20,512	589,515
Delhaize Group	449	27,705
George Weston Ltd.	300	14,569
J Sainsbury PLC	1,318	6,267
Kesko Oyj "B"	133	3,333
Koninklijke Ahold NV	2,426	29,817
Kroger Co.	26,200	691,942
Lawson, Inc.	100	5,767
Loblaw Companies Ltd.	600	16,996
Metro AG	770	31,211
Metro, Inc. "A"	500	14,986
Nash Finch Co.	400	17,956
Seven & I Holdings Co., Ltd.	8,200	280,930
Shoppers Drug Mart Corp.	7,000	272,459
Sysco Corp.	23,800	545,972
Tesco PLC	5,893	30,702
Wal-Mart Stores, Inc.	39,500	2,214,370
Walgreen Co.	19,910	491,180
Wesfarmers Ltd.	1,325	16,732
Wesfarmers Ltd. (PPS)	167	2,110
William Morrison Supermarkets PLC	1,655	6,712
Woolworths Ltd.	2,545	47,484
		5,598,143
Food Products 1.6%
Ajinomoto Co., Inc.	1,000	10,894
Archer-Daniels-Midland Co.	15,300	441,099
Aryzta AG*	77	2,466
Bunge Ltd.	11,700	605,709
Cadbury PLC	1,029	9,008
Danisco AS	796	32,443
Darling International, Inc.*	18,700	102,663
Dean Foods Co.*	10,160	182,575
	Shares	Value ($)

Diamond Foods, Inc.	2,000	40,300
Fresh Del Monte Produce, Inc.*	4,300	96,406
General Mills, Inc.	14,250	865,687
Groupe DANONE	6,347	381,169
H.J. Heinz Co.	4,700	176,720
Kellogg Co.	8,810	386,318
Kerry Group PLC "A"	3,686	68,163
Kraft Foods, Inc. "A"	20,797	558,399
Nestle SA (Registered)	17,009	670,368
Nissin Foods Holdings Co., Ltd.	100	3,507
Parmalat SpA	2,981	4,886
Ralcorp Holdings, Inc.*	3,300	192,720
Saputo, Inc.	1,000	17,959
Tate & Lyle PLC	461	2,678
Unilever NV (CVA)	3,038	73,611
Unilever PLC	966	21,953
Wilmar International Ltd.	1,000	1,958
Yakult Honsha Co., Ltd.	200	4,277
		4,953,936
Household Products 1.0%
Central Garden & Pet Co. "A"*	1,400	8,260
Colgate-Palmolive Co.	17,370	1,190,540
Henkel AG & Co. KGaA	557	14,769
Kao Corp.	1,000	30,283
Procter & Gamble Co.	28,090	1,736,524
Reckitt Benckiser Group PLC	343	12,778
Unicharm Corp.	100	7,558
		3,000,712
Personal Products 0.1%
Beiersdorf AG	570	33,910
Herbalife Ltd.	11,500	249,320
L'Oreal SA	362	31,456
Nu Skin Enterprises, Inc. "A"	2,300	23,989
Shiseido Co., Ltd.	1,000	20,471
		359,146
Tobacco 0.9%
Altria Group, Inc.	54,553	821,568
British American Tobacco PLC	1,617	42,015
Imperial Tobacco Group PLC	10,530	281,289
Japan Tobacco, Inc.	106	351,009
Philip Morris International, Inc.	30,410	1,323,139
Swedish Match AB	7,492	107,249
		2,926,269
Energy 7.0%
Energy Equipment & Services 1.1%
Aker Solutions ASA	700	4,627
AMEC PLC	16,366	116,813
Compagnie Generale de Geophysique-Veritas*	89	1,329
Complete Production Services, Inc.*	5,600	45,640
ENSCO International, Inc.	12,278	348,572
Fugro NV (CVA)	1,159	33,274
Halliburton Co.	41,382	752,325
ION Geophysical Corp.*	37,000	126,910
National-Oilwell Varco, Inc.*	10,273	251,072
Noble Corp.	8,260	182,463
Oil States International, Inc.*	10,400	194,376
ProSafe SE*	300	1,144
RPC, Inc.	14,200	138,592
Saipem SpA	7,731	129,814
	Shares	Value ($)

SBM Offshore NV	2,753	36,076
Schlumberger Ltd.	6,860	290,384
Seadrill Ltd.	800	6,521
Technip SA	75	2,298
Tenaris SA	434	4,488
Transocean Ltd.*	16,014	756,661
WorleyParsons Ltd.	564	5,619
		3,428,998
Oil, Gas & Consumable Fuels 5.9%
Alpha Natural Resources, Inc.*	5,600	90,664
Anadarko Petroleum Corp.	3,300	127,215
Apache Corp.	8,100	603,693
BG Group PLC	17,616	244,576
Bill Barrett Corp.*	3,400	71,842
BP PLC	5,158	39,522
Callon Petroleum Co.*	6,900	17,940
Cameco Corp.	100	1,705
Canadian Natural Resources Ltd.	200	7,898
Canadian Oil Sands Trust (Unit)	100	1,709
Chevron Corp.	22,492	1,663,733
Cimarex Energy Co.	11,300	302,614
Clayton Williams Energy, Inc.*	3,900	177,216
ConocoPhillips	25,281	1,309,556
Devon Energy Corp.	16,263	1,068,642
El Paso Corp.	14,300	111,969
Enbridge, Inc.	100	3,205
EnCana Corp.	300	13,842
Encore Acquisition Co.*	22,200	566,544
Eni SpA	2,945	69,784
EOG Resources, Inc.	10,320	687,106
ExxonMobil Corp.	42,604	3,401,077
Frontline Ltd.	200	5,833
Gazprom (ADR)*	11,850	169,846
Hess Corp.	6,100	327,204
Husky Energy, Inc.	100	2,501
Imperial Oil Ltd.	300	9,961
INPEX Corp.	4	31,602
James River Coal Co.*	10,300	157,899
Knightsbridge Tankers Ltd.	1,500	21,975
Marathon Oil Corp.	28,692	785,013
Mariner Energy, Inc.*	22,900	233,580
Massey Energy Co.	11,900	164,101
Murphy Oil Corp.	5,800	257,230
Neste Oil Oyj	113	1,688
Nexen, Inc.	19,184	333,331
Nippon Mining Holdings, Inc.	3,500	15,039
Nippon Oil Corp.	5,000	25,182
Noble Energy, Inc.	11,112	546,933
Occidental Petroleum Corp.	12,601	755,934
OMV AG	2,811	74,938
Origin Energy Ltd.	2,654	29,936
Petro-Canada	200	4,329
Petroleo Brasileiro SA (ADR)	7,300	178,777
PetroQuest Energy, Inc.*	8,000	54,080
Repsol YPF SA	7,373	157,034
Rosetta Resources, Inc.*	600	4,248
Royal Dutch Shell PLC "A"	756	19,762
Royal Dutch Shell PLC "B"	877	22,072
Santos Ltd.	1,792	18,728
Showa Shell Sekiyu KK	1,100	10,853
StatoilHydro ASA	20,850	343,405
Suncor Energy, Inc.	19,485	374,390
Sunoco, Inc.	17,900	777,934
	Shares	Value ($)

Swift Energy Co.*	2,200	36,982
Talisman Energy, Inc.	500	4,933
TonenGeneral Sekiyu KK	1,000	10,010
Total SA	10,408	567,420
VAALCO Energy, Inc.*	10,800	80,352
Whiting Petroleum Corp.*	6,100	204,106
Woodside Petroleum Ltd.	1,342	34,633
World Fuel Services Corp.	4,600	170,200
XTO Energy, Inc.	14,920	526,228
		18,132,254
Financials 7.7%
Capital Markets 1.1%
Affiliated Managers Group, Inc.*	2,703	113,310
Ameriprise Financial, Inc.	3,400	79,424
Bank of New York Mellon Corp.	20,800	589,264
BGC Partners, Inc. "A"	2,200	6,072
Charles Schwab Corp.	33,800	546,546
Credit Suisse Group AG (Registered)	825	22,613
Daiwa Securities Group, Inc.	1,000	5,959
Eaton Vance Corp.	6,190	130,052
IGM Financial, Inc.	100	2,872
Jefferies Group, Inc.	9,522	133,879
Julius Baer Holding AG (Registered)	259	9,963
LaBranche & Co., Inc.*	2,900	13,891
Macquarie Group Ltd.	396	8,049
Man Group PLC	485	1,674
Mediobanca SpA	349	3,544
Nomura Holdings, Inc.	900	7,422
Prospect Capital Corp.	12,669	151,648
Reinet Investments SCA*	213	2,074
State Street Corp.	9,940	390,940
SWS Group, Inc.	1,800	34,110
T. Rowe Price Group, Inc.	8,700	308,328
TD Ameritrade Holding Corp.*	17,368	247,494
The Goldman Sachs Group, Inc.	4,200	354,438
thinkorswim Group, Inc.*	7,400	41,588
UBS AG (Registered)*	2,308	33,475
		3,238,629
Commercial Banks 2.2%
1st Source Corp.	1,200	28,356
Allied Irish Banks PLC	15,183	36,983
Anglo Irish Bank Corp. PLC	14,896	3,577
Australia & New Zealand Banking Group Ltd.	888	9,531
Banca Monte dei Paschi di Siena SpA	915	1,972
Banca Popolare di Milano Scarl	2,224	13,172
Banco Bilbao Vizcaya Argentaria SA	2,168	26,603
Banco Comercial Portugues SA (Registered)*	86,212	98,815
Banco Espirito Santo SA (Registered)	8,338	78,376
Banco Latinoamericano de Exportaciones SA "E"	8,400	120,624
Banco Popolare Societa Cooperativa	1,432	10,032
Banco Popular Espanol SA	560	4,862
Banco Santander SA	4,119	39,753
Bank of East Asia Ltd.	1,800	3,797
Bank of Montreal	300	7,594
Bank of Nova Scotia	500	13,491
	Shares	Value ($)

Barclays PLC	1,486	3,350
BNP Paribas	5,692	240,353
BOC Hong Kong (Holdings) Ltd.	4,500	5,137
Canadian Imperial Bank of Commerce	9,242	382,482
Chuo Mitsui Trust Holdings, Inc.	1,000	4,887
Commerzbank AG	1,202	11,458
Commonwealth Bank of Australia	608	12,327
Community Bank System, Inc.	2,800	68,292
Credit Agricole SA	364	4,140
Danske Bank AS	3,201	32,366
DBS Group Holdings Ltd.	3,000	17,797
Deutsche Postbank AG	64	1,415
Dexia SA	2,958	13,314
DnB NOR ASA	44,200	176,562
Erste Group Bank AG	4,350	101,975
First Financial Bankshares, Inc.	1,300	71,773
First Merchants Corp.	1,000	22,210
FirstMerit Corp.	6,600	135,894
FNB Corp.	3,400	44,880
Governor and Co. of the Bank of Ireland	18,141	21,375
Hang Seng Bank Ltd.	1,100	14,528
HBOS PLC	2,928	2,972
HSBC Holdings PLC	16,707	159,907
Hypo Real Estate Holding AG	816	3,590
International Bancshares Corp.	2,700	58,941
Intesa Sanpaolo	82,053	295,549
Intesa Sanpaolo (RSP)	412	1,055
Jyske Bank AS (Registered)*	375	8,833
KBC Groep NV	895	27,033
Lakeland Bancorp., Inc.	1,400	15,764
Lloyds TSB Group PLC	1,300	2,379
Mitsubishi UFJ Financial Group, Inc.	41,900	259,986
Mizuho Financial Group, Inc.	6,000	17,719
National Australia Bank Ltd.	790	11,582
National Bank of Canada	100	2,536
National Penn Bancshares, Inc.	10,700	155,257
NBT Bancorp., Inc.	4,700	131,412
Nordea Bank AB	3,800	26,749
Oriental Financial Group, Inc.	1,000	6,050
Oversea-Chinese Banking Corp., Ltd.	7,000	24,389
PNC Financial Services Group, Inc.	12,164	596,036
PrivateBancorp., Inc.	4,600	149,316
Raiffeisen International Bank-Holding AG	1,134	31,737
Republic Bancorp., Inc. "A"	700	19,040
Resona Holdings, Inc.	300	4,719
Royal Bank of Canada	700	20,470
Royal Bank of Scotland Group PLC	7,868	5,688
S&T Bancorp., Inc.	3,400	120,700
Santander BanCorp.	5,000	62,450
Skandinaviska Enskilda Banken AB "A"	900	7,230
Societe Generale	5,903	298,972
Southside Bancshares, Inc.	1,900	44,650
Standard Chartered PLC	682	8,718
Sumitomo Mitsui Financial Group, Inc.	300	13,078
Sumitomo Trust & Banking Co., Ltd.	1,000	5,918
Susquehanna Bancshares, Inc.	1,000	15,910
	Shares	Value ($)

SVB Financial Group*	1,700	44,591
Svenska Handelsbanken AB "A"	1,150	18,718
Swedbank AB "A"	1,596	9,154
Sydbank AS	400	4,956
Synovus Financial Corp.	13,681	113,552
The Bank of Yokohama Ltd.	1,000	5,915
Tompkins Financial Corp.	1,600	92,720
Toronto-Dominion Bank	200	7,039
UMB Financial Corp.	2,900	142,506
UniCredit SpA	8,775	21,846
Unione di Banche Italiane ScpA	685	9,914
United Bankshares, Inc.	2,400	79,728
United Overseas Bank Ltd.	22,000	198,595
US Bancorp.	17,500	437,675
Wells Fargo & Co.	38,438	1,133,152
Westpac Banking Corp.	1,387	16,517
		6,836,966
Consumer Finance 0.1%
Capital One Financial Corp.	4,498	143,441
Cash America International, Inc.	3,300	90,255
Credit Saison Co., Ltd.	200	2,761
ORIX Corp.	50	2,841
		239,298
Diversified Financial Services 1.2%
ASX Ltd.	282	6,585
Bank of America Corp.	39,252	552,668
CME Group, Inc.	1,155	240,367
Compagnie Nationale a Portefeuille	369	17,943
Deutsche Boerse AG	4,725	344,133
Encore Capital Group, Inc.*	2,000	14,400
Fortis	13,670	18,143
Groupe Bruxelles Lambert SA	473	37,640
Hong Kong Exchanges & Clearing Ltd.	1,600	15,340
ING Groep NV (CVA)	5,402	56,468
Interactive Brokers Group, Inc. "A"*	1,100	19,679
Investor AB "B"	600	9,029
JPMorgan Chase & Co.	55,048	1,735,664
KBC Ancora	49	844
NYSE Euronext	11,488	314,541
Singapore Exchange Ltd.	1,000	3,583
The NASDAQ OMX Group, Inc.*	7,100	175,441
		3,562,468
Insurance 2.1%
ACE Ltd.	8,791	465,220
Aegon NV	3,859	24,626
Aflac, Inc.	9,880	452,899
Alleanza Assicurazioni SpA	232	1,890
Alleghany Corp.*	575	162,150
Allianz SE (Registered)	3,244	347,945
Allied World Assurance Co. Holdings Ltd.	2,500	101,500
Allstate Corp.	18,700	612,612
American Physicians Capital, Inc.	600	28,860
AMP Ltd.	965	3,668
AmTrust Financial Services, Inc.	11,700	135,720
Aon Corp.	11,726	535,644
Argo Group International Holdings Ltd.*	4,500	152,640
Arthur J. Gallagher & Co.	8,353	216,426
Assicurazioni Generali SpA	1,167	31,992
	Shares	Value ($)

Assured Guaranty Ltd.	1,100	12,540
Aviva PLC	589	3,334
AXA Asia Pacific Holdings Ltd.	529	1,834
AXA SA	13,359	297,835
Baloise Holding AG (Registered)	92	6,915
Brown & Brown, Inc.	5,500	114,950
China Life Insurance Co., Ltd. "H"	110,500	340,515
CNP Assurances	24	1,737
Crawford & Co. "B"*	3,000	43,620
Enstar Group Ltd.*	600	35,484
First American Corp.	6,100	176,229
Great-West Lifeco, Inc.	100	1,677
Hallmark Financial Services, Inc.*	2,000	17,540
Hartford Financial Services Group, Inc.	9,515	156,236
Insurance Australia Group Ltd.	1,063	2,900
Irish Life & Permanent PLC	1,959	4,347
Legal & General Group PLC	2,181	2,433
Lincoln National Corp.	3,600	67,824
Manulife Financial Corp.	800	13,479
MetLife, Inc.	4,636	161,611
Mitsui Sumitomo Insurance Group Holdings, Inc.	300	9,568
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	2,369	372,281
Navigators Group, Inc.*	2,700	148,257
Odyssey Re Holdings Corp.	1,000	51,810
Old Mutual PLC	9,082	7,256
PartnerRe Ltd.	2,425	172,830
Power Corp. of Canada	200	3,632
Power Financial Corp.	100	1,936
Principal Financial Group, Inc.	5,200	117,364
Progressive Corp.	8,100	119,961
Prudential Financial, Inc.	5,578	168,790
Prudential PLC	566	3,446
QBE Insurance Group Ltd.	387	7,035
Reinsurance Group of America, Inc.	2,200	94,204
Sampo Oyj "A"	4,681	87,433
Sompo Japan Insurance, Inc.	1,000	7,323
State Auto Financial Corp.	2,200	66,132
Sun Life Financial, Inc.	300	6,911
Suncorp-Metway Ltd.	457	2,698
Swiss Life Holding (Registered)*	19	1,318
Swiss Re (Registered)	190	9,230
T&D Holdings, Inc.	100	4,193
Tokio Marine Holdings, Inc.	300	8,791
Topdanmark AS*	125	16,228
Trygvesta AS	245	15,201
Unum Group	10,600	197,160
Vienna Insurance Group	895	30,877
Zurich Financial Services AG (Registered)	118	25,615
		6,494,312
Real Estate Investment Trusts 0.6%
Annaly Capital Management, Inc. (REIT)	4,200	66,654
Apartment Investment & Management Co. "A" (REIT)	2,002	23,123
AvalonBay Communities, Inc. (REIT)	1,100	66,638
BioMed Realty Trust, Inc. (REIT)	2,200	25,784
Boston Properties, Inc. (REIT)	1,900	104,500
CapitaMall Trust (REIT)	3,000	3,340
Corio NV (REIT)	72	3,301
	Shares	Value ($)

Corporate Office Properties Trust (REIT)	2,500	76,750
Cousins Properties, Inc. (REIT)	3,100	42,935
Equity Lifestyle Properties, Inc. (REIT)	1,500	57,540
Equity Residential (REIT)	3,600	107,352
First Industrial Realty Trust, Inc. (REIT)	3,500	26,425
Franklin Street Properties Corp. (REIT)	1,300	19,175
Glimcher Realty Trust (REIT)	3,200	8,992
GPT Group (REIT)	1,538	995
HCP, Inc. (REIT)	1,800	49,986
Healthcare Realty Trust, Inc. (REIT)	2,200	51,656
Home Properties, Inc. (REIT)	2,000	81,200
Hospitality Properties Trust (REIT)	3,000	44,610
Host Hotels & Resorts, Inc. (REIT)	5,100	38,607
Kimco Realty Corp. (REIT)	3,400	62,152
LaSalle Hotel Properties (REIT)	4,800	53,040
Lexington Realty Trust (REIT)	5,300	26,500
Link (REIT)	2,500	4,156
Maguire Properties, Inc. (REIT)	2,400	3,504
Mid-America Apartment Communities, Inc. (REIT)	1,600	59,456
National Retail Properties, Inc. (REIT)	4,700	80,793
OMEGA Healthcare Investors, Inc. (REIT)	2,500	39,925
Parkway Properties, Inc. (REIT)	2,300	41,400
Pennsylvania Real Estate Investment Trust (REIT)	1,600	11,920
Potlatch Corp. (REIT)	1,900	49,419
ProLogis (REIT)	3,000	41,670
Realty Income Corp. (REIT)	4,500	104,175
Redwood Trust, Inc. (REIT)	1,100	16,401
Senior Housing Properties Trust (REIT)	4,500	80,640
Simon Property Group, Inc. (REIT)	2,300	122,199
Sovran Self Storage, Inc. (REIT)	1,400	50,400
Stockland (REIT)	923	2,671
Strategic Hotels & Resorts, Inc. (REIT)	4,400	7,392
Sunstone Hotel Investors, Inc. (REIT)	4,200	25,998
Unibail-Rodamco (REIT)	40	5,958
Vornado Realty Trust (REIT)	1,600	96,560
Washington Real Estate Investment Trust (REIT)	2,600	73,580
Wereldhave NV (REIT)	48	4,240
Westfield Group (REIT)	891	8,209
		1,971,921
Real Estate Management & Development 0.0%
Atrium European Real Estate Ltd.*	2,003	7,301
Brookfield Asset Management, Inc. "A"	300	4,508
CapitaLand Ltd.	5,000	10,985
Cheung Kong (Holdings) Ltd.	2,000	19,068
City Developments Ltd.	1,000	4,462
Hang Lung Properties Ltd.	2,000	4,387
Henderson Land Development Co., Ltd.	1,000	3,736
Hopewell Holdings Ltd.	1,000	3,308
Kerry Properties Ltd.	1,000	2,691
Lend Lease Corp., Ltd.	287	1,451
Mitsubishi Estate Co., Ltd.	1,000	16,491
	Shares	Value ($)

Mitsui Fudosan Co., Ltd.	1,000	16,618
New World Development Co., Ltd.	6,000	6,130
Sino Land Co., Ltd.	6,000	6,271
Sun Hung Kai Properties Ltd.	2,000	16,817
Swire Pacific Ltd. "A"	1,000	6,934
Wharf Holdings Ltd.	2,000	5,526
		136,684
Thrifts & Mortgage Finance 0.4%
Astoria Financial Corp.	3,200	52,736
Capitol Federal Financial	3,433	156,545
Dime Community Bancshares	12,300	163,590
Doral Financial Corp.*	7,500	56,250
Flushing Financial Corp.	4,600	55,016
Hudson City Bancorp., Inc.	29,800	475,608
Ocwen Financial Corp.*	7,700	70,686
WSFS Financial Corp.	700	33,593
		1,064,024
Health Care 9.8%
Biotechnology 1.6%
Actelion Ltd. (Registered)*	83	4,675
Alexion Pharmaceuticals, Inc.*	800	28,952
Alnylam Pharmaceuticals, Inc.*	6,700	165,691
Amgen, Inc.*	11,200	646,800
Celgene Corp.*	14,300	790,504
CSL Ltd.	3,003	70,911
Cubist Pharmaceuticals, Inc.*	6,900	166,704
CV Therapeutics, Inc.*	17,100	157,491
Emergent Biosolutions, Inc.*	700	18,277
Facet Biotech Corp.*	2,600	24,934
Genentech, Inc.*	5,990	496,631
Genomic Health, Inc.*	1,300	25,324
Gilead Sciences, Inc.*	32,880	1,681,483
Grifols SA	301	5,228
Intercell AG*	10,870	333,281
Myriad Genetics, Inc.*	3,100	205,406
NPS Pharmaceuticals, Inc.*	6,500	40,365
PDL BioPharma, Inc.	25,500	157,590
		5,020,247
Health Care Equipment & Supplies 2.0%
ArthroCare Corp.*	10,400	49,608
Baxter International, Inc.	37,287	1,998,210
Becton, Dickinson & Co.	18,822	1,287,237
C.R. Bard, Inc.	7,850	661,441
Cochlear Ltd.	314	12,362
Essilor International SA	494	23,178
Getinge AB "B"	200	2,397
Hologic, Inc.*	9,900	129,393
Medtronic, Inc.	25,700	807,494
Merit Medical Systems, Inc.*	4,900	87,857
Nobel Biocare Holding AG (Bearer)	155	3,175
Olympus Corp.	1,000	20,081
Smith & Nephew PLC	1,343	8,521
Sonova Holding AG (Registered)	59	3,559
STERIS Corp.	5,600	133,784
Synthes, Inc.	35	4,424
Terumo Corp.	5,100	238,838
Thoratec Corp.*	5,900	191,691
Varian Medical Systems, Inc.*	5,300	185,712
William Demant Holding AS*	50	2,077
Zimmer Holdings, Inc.*	7,490	302,746
		6,153,785
	Shares	Value ($)

Health Care Providers & Services 1.4%
Aetna, Inc.	14,000	399,000
Alliance Imaging, Inc.*	8,900	70,933
Celesio AG	338	9,231
Centene Corp.*	6,300	124,173
Community Health Systems, Inc.*	5,700	83,106
CorVel Corp.*	4,600	101,108
Emergency Medical Services Corp. "A"*	4,100	150,101
Express Scripts, Inc.*	3,200	175,936
Fresenius Medical Care AG & Co. KGaA	5,993	281,031
Gentiva Health Services, Inc.*	5,100	149,226
Healthspring, Inc.*	1,500	29,955
Humana, Inc.*	1,800	67,104
Kindred Healthcare, Inc.*	5,800	75,516
Laboratory Corp. of America Holdings*	5,800	373,578
Landauer, Inc.	100	7,330
LHC Group, Inc.*	4,500	162,000
LifePoint Hospitals, Inc.*	10,700	244,388
Magellan Health Services, Inc.*	2,000	78,320
McKesson Corp.	1,800	69,714
Medco Health Solutions, Inc.*	9,486	397,558
Mediceo Paltac Holdings Co., Ltd.	400	4,821
Owens & Minor, Inc.	3,000	112,950
RehabCare Group, Inc.*	3,300	50,028
Sonic Healthcare Ltd.	1,874	19,077
Suzuken Co., Ltd.	200	6,026
Triple-S Management Corp. "B"*	1,900	21,850
UnitedHealth Group, Inc.	5,330	141,778
Universal Health Services, Inc. "B"	4,800	180,336
WellPoint, Inc.*	13,640	574,653
		4,160,827
Life Sciences Tools & Services 0.6%
Albany Molecular Research, Inc.*	800	7,792
eResearchTechnology, Inc.*	22,500	149,175
Gerresheimer AG	7,449	204,221
Lonza Group AG (Registered)	2,905	268,553
Luminex Corp.*	7,900	168,744
Thermo Fisher Scientific, Inc.*	26,745	911,202
		1,709,687
Pharmaceuticals 4.2%
Abbott Laboratories	35,803	1,910,806
Astellas Pharma, Inc.	7,700	313,324
AstraZeneca PLC	1,584	64,182
Bayer AG	9,255	543,683
Bristol-Myers Squibb Co.	2,300	53,475
Caraco Pharmaceutical Laboratories Ltd.*	8,700	51,504
Chugai Pharmaceutical Co., Ltd.	600	11,614
Daiichi Sankyo Co., Ltd.	1,700	40,408
Eisai Co., Ltd.	700	29,008
Elan Corp. PLC*	26,440	155,770
Eli Lilly & Co.	23,820	959,231
GlaxoSmithKline PLC	5,467	101,492
Hisamitsu Pharmaceutical Co., Inc.	200	8,165
Johnson & Johnson	33,682	2,015,194
Medicines Co.*	3,100	45,663
Medicis Pharmaceutical Corp. "A"	5,200	72,280
Merck & Co., Inc.	31,601	960,670
Merck KGaA	235	21,366
Mitsubishi Tanabe Pharma Corp.	1,000	15,119
	Shares	Value ($)

Novartis AG (Registered)	11,615	581,964
Novo Nordisk AS "B"	9,474	482,126
Ono Pharmaceutical Co., Ltd.	300	15,599
Perrigo Co.	4,800	155,088
Pfizer, Inc.	110,223	1,952,049
POZEN, Inc.*	17,300	87,192
Roche Holding AG (Genusschein)	4,024	619,429
Salix Pharmaceuticals Ltd.*	4,400	38,852
Sanofi-Aventis	2,661	169,011
Shionogi & Co., Ltd.	1,000	25,685
Shire PLC	640	9,359
Takeda Pharmaceutical Co., Ltd.	1,800	93,370
Teva Pharmaceutical Industries Ltd. (ADR)	15,295	651,108
UCB SA	3,843	125,180
ViroPharma, Inc.*	12,700	165,354
VIVUS, Inc.*	3,300	17,556
Wyeth	13,250	497,008
		13,058,884
Industrials 6.7%
Aerospace & Defense 1.6%
BAE Systems PLC	30,297	165,126
Bombardier, Inc. "B"	3,500	12,616
CAE, Inc.	700	4,593
Cobham PLC	1,159	3,446
European Aeronautic Defence & Space Co.	222	3,748
Finmeccanica SpA	206	3,156
General Dynamics Corp.	10,500	604,695
Goodrich Corp.	11,400	422,028
Honeywell International, Inc.	37,591	1,234,112
L-3 Communications Holdings, Inc.	3,800	280,364
Lockheed Martin Corp.	8,500	714,680
Northrop Grumman Corp.	5,800	261,232
Precision Castparts Corp.	1,400	83,272
Rolls-Royce Group PLC*	1,977	9,685
Singapore Technologies Engineering Ltd.	9,000	14,886
Teledyne Technologies, Inc.*	1,600	71,280
Thales SA	71	2,963
United Technologies Corp.	20,033	1,073,769
		4,965,651
Air Freight & Logistics 0.0%
Atlas Air Worldwide Holdings, Inc.*	1,300	24,570
Deutsche Post AG (Registered)	825	13,957
TNT NV	1,012	19,437
Toll Holdings Ltd.	2,758	11,925
		69,889
Airlines 0.1%
Air France-KLM	113	1,452
Allegiant Travel Co.*	600	29,142
AMR Corp.*	17,700	188,859
Deutsche Lufthansa AG (Registered)	185	2,929
Hawaiian Holdings, Inc.*	3,700	23,606
Iberia Lineas Aereas de Espana SA	855	2,395
Qantas Airways Ltd.	7,435	13,710
Singapore Airlines Ltd.	3,000	23,550
		285,643
Building Products 0.2%
AAON, Inc.	7,100	148,248
Ameron International Corp.	1,100	69,212
	Shares	Value ($)

Apogee Enterprises, Inc.	5,500	56,980
Asahi Glass Co., Ltd.	1,000	5,680
Assa Abloy AB "B"	400	4,538
Compagnie de Saint-Gobain	180	8,490
Daikin Industries Ltd.	100	2,637
Geberit AG (Registered)	59	6,356
Gibraltar Industries, Inc.	6,000	71,640
Insteel Industries, Inc.	10,700	120,803
Wienerberger AG	44	735
		495,319
Commercial Services & Supplies 0.3%
Babcock International Group PLC	10,510	72,299
Brambles Ltd.	7,108	36,934
Comfort Systems USA, Inc.	13,900	148,174
Deluxe Corp.	800	11,968
G4S PLC	2,453	7,280
Knoll, Inc.	13,700	123,574
Loomis AB "B"*	80	496
Rentokil Initial PLC	1,774	1,135
Ritchie Bros. Auctioneers, Inc.	400	8,509
Secom Co., Ltd.	100	5,151
Securitas AB "B"	886	7,272
Serco Group PLC	451	2,935
Standard Register Co.	5,400	48,222
Sykes Enterprises, Inc.*	8,300	158,696
The Brink's Co.	15,200	408,576
		1,041,221
Construction & Engineering 0.3%
ACS, Actividades de Construccion y Servicios SA	1,251	57,508
Balfour Beatty PLC	491	2,339
Bouygues SA	209	8,847
EMCOR Group, Inc.*	9,300	208,599
FLSmidth & Co. AS	306	10,648
Fluor Corp.	1,700	76,279
Fomento de Construcciones y Contratas SA	208	6,845
Grupo Ferrovial SA	303	8,347
Hochtief AG	208	10,552
Koninklijke Boskalis Westminster NV	311	7,224
Leighton Holdings Ltd.	669	13,012
MasTec, Inc.*	3,300	38,214
Michael Baker Corp.*	4,600	169,786
Perini Corp.*	8,200	191,716
Shaw Group, Inc.*	10,600	216,982
Skanska AB "B"	600	5,981
SNC-Lavalin Group, Inc.	400	12,860
Vinci SA	266	11,202
YIT Oyj	36	232
		1,057,173
Electrical Equipment 0.7%
ABB Ltd. (Registered)*	21,314	321,292
Alstom SA	2,873	169,659
AZZ, Inc.*	200	5,020
Emerson Electric Co.	38,662	1,415,416
Gamesa Corp. Tecnologica SA	1,365	24,759
GrafTech International Ltd.*	23,900	198,848
Mitsubishi Electric Corp.	1,000	6,258
Q-Cells SE*	123	4,464
Schneider Electric SA	133	9,934
Solarworld AG	59	1,284
	Shares	Value ($)

Sumitomo Electric Industries Ltd.	400	3,075
Vestas Wind Systems AS*	925	54,976
		2,214,985
Industrial Conglomerates 0.4%
3M Co.	3,700	212,898
Carlisle Companies, Inc.	2,700	55,890
CSR Ltd.	3,192	3,940
Fraser & Neave Ltd.	5,000	10,306
General Electric Co.	45,900	743,580
Hutchison Whampoa Ltd.	14,000	70,620
Keppel Corp., Ltd.	11,000	33,340
Koninklijke (Royal) Philips Electronics NV	2,376	46,211
Orkla ASA	900	5,985
SembCorp Industries Ltd.	12,000	19,497
Siemens AG (Registered)	870	65,163
Smiths Group PLC	412	5,305
Wendel	118	5,862
		1,278,597
Machinery 1.6%
AGCO Corp.*	11,600	273,644
Alfa Laval AB	938	8,144
Ampco-Pittsburgh Corp.	300	6,510
Atlas Copco AB "A"	2,312	19,902
Atlas Copco AB "B"	1,266	9,731
Caterpillar, Inc.	5,770	257,746
Chart Industries, Inc.*	14,600	155,198
CIRCOR International, Inc.	5,000	137,500
Columbus McKinnon Corp.*	2,500	34,125
Cummins, Inc.	5,100	136,323
Dover Corp.	18,549	610,633
EnPro Industries, Inc.*	3,000	64,620
FANUC Ltd.	100	7,112
Federal Signal Corp.	10,400	85,384
Flowserve Corp.	3,700	190,550
Force Protection, Inc.*	23,700	141,726
Gardner Denver, Inc.*	9,100	212,394
GEA Group AG	285	4,887
Gorman-Rupp Co.	400	12,448
Invensys PLC*	823	2,073
Joy Global, Inc.	6,700	153,363
KCI Konecranes Oyj	84	1,439
Komatsu Ltd.	400	5,067
Kone Oyj "B"	1,749	38,349
Kubota Corp.	1,000	7,188
MAN AG	163	8,990
Manitowoc Co., Inc.	9,600	83,136
Metso Oyj	1,439	17,399
Mitsubishi Heavy Industries Ltd.	2,000	8,924
Mueller Water Products, Inc. "A"	1,400	11,760
Pall Corp.	12,500	355,375
Parker Hannifin Corp.	20,134	856,500
Robbins & Myers, Inc.	3,600	58,212
Sandvik AB	1,727	10,972
Sauer-Danfoss, Inc.	9,000	78,750
Scania AB "B"	839	8,397
Schindler Holding AG	84	3,839
SembCorp Marine Ltd.	2,000	2,357
SKF AB "B"	600	5,973
Sulzer AG (Registered)	40	2,306
Sun Hydraulics Corp.	4,400	82,896
Terex Corp.*	3,400	58,888
	Shares	Value ($)

Timken Co.	15,000	294,450
Titan International, Inc.	11,800	97,350
Trinity Industries, Inc.	5,600	88,256
Vallourec SA	33	3,753
Volvo AB "A"	300	1,689
Volvo AB "B"	1,864	10,299
Wartsila Oyj	1,043	31,037
Xerium Technologies, Inc.*	5,000	3,300
Zardoya Otis SA	934	16,628
		4,777,492
Marine 0.1%
A P Moller-Maersk AS "A"	2	10,855
A P Moller-Maersk AS "B"	5	26,790
American Commercial Lines, Inc.*	15,100	73,990
Kuehne & Nagel International AG (Registered)	78	5,057
Mitsui O.S.K. Lines Ltd.	1,000	6,141
Nippon Yusen Kabushiki Kaisha	1,000	6,167
Pacific Basin Shipping Ltd.	15,000	6,896
TBS International Ltd. "A"*	16,800	168,504
		304,400
Professional Services 0.1%
Adecco SA (Registered)	181	6,143
Capita Group PLC	467	4,976
COMSYS IT Partners, Inc.*	3,100	6,944
Experian PLC	763	4,778
Exponent, Inc.*	2,200	66,176
Manpower, Inc.	4,900	166,551
Randstad Holdings NV	312	6,334
SGS SA (Registered)	7	7,329
		269,231
Road & Rail 1.0%
Burlington Northern Santa Fe Corp.	6,300	476,973
Canadian National Railway Co.	15,000	544,107
Canadian Pacific Railway Ltd.	400	13,278
Central Japan Railway Co.	1	8,643
ComfortDelGro Corp., Ltd.	12,000	12,147
CSX Corp.	8,000	259,760
DSV AS	1,127	12,273
East Japan Railway Co.	4,700	365,966
FirstGroup PLC	431	2,696
Kintetsu Corp.	1,000	4,595
Marten Transport Ltd.*	1,000	18,960
MTR Corp., Ltd.	9,000	20,985
Norfolk Southern Corp.	18,200	856,310
Ryder System, Inc.	11,300	438,214
Tokyu Corp.	1,000	5,033
Werner Enterprises, Inc.	8,100	140,454
West Japan Railway Co.	1	4,550
		3,184,944
Trading Companies & Distributors 0.2%
Bunzl PLC	366	3,124
Finning International, Inc.	500	5,772
Itochu Corp.	1,000	5,017
Marubeni Corp.	1,000	3,811
Mitsubishi Corp.	14,600	204,961
Mitsui & Co., Ltd.	1,000	10,229
Noble Group Ltd.	6,000	4,298
Sumitomo Corp.	500	4,407
TAL International Group, Inc.	5,100	71,910
United Rentals, Inc.*	19,300	176,016
	Shares	Value ($)

Wolseley PLC	527	2,938
		492,483
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	1,697	30,198
Atlantia SpA	186	3,420
Brisa	14,625	109,277
Cintra Concesiones de Infraestructuras de Transporte SA	1,277	9,608
Macquarie Infrastructure Group (Unit)	11,784	14,134
Transurban Group (Unit)	6,344	24,361
		190,998
Information Technology 8.0%
Communications Equipment 1.0%
Alcatel-Lucent*	9,271	20,018
Brocade Communications Systems, Inc.*	137,721	385,619
Cisco Systems, Inc.*	46,070	750,941
Comtech Telecommunications Corp.*	1,600	73,312
DG Fastchannel, Inc.*	4,800	59,904
Nokia Oyj	16,623	257,705
Nokia Oyj (ADR)	32,996	514,737
Plantronics, Inc.	3,400	44,880
QUALCOMM, Inc.	15,130	542,108
Research In Motion Ltd.*	1,900	76,185
Tandberg ASA	100	1,101
Tekelec*	9,800	130,732
Telefonaktiebolaget LM Ericsson "B"	11,141	85,446
		2,942,688
Computers & Peripherals 1.9%
Apple, Inc.*	12,900	1,101,015
EMC Corp.*	36,091	377,873
Fujitsu Ltd.	1,000	4,834
Hewlett-Packard Co.	49,900	1,810,871
International Business Machines Corp.	21,640	1,821,223
Lexmark International, Inc. "A"*	2,800	75,320
Logitech International SA (Registered)*	13,814	215,658
NCR Corp.*	6,700	94,738
NEC Corp.	1,000	3,356
Synaptics, Inc.*	7,400	122,544
Toshiba Corp.	2,000	8,235
Western Digital Corp.*	17,000	194,650
Wincor Nixdorf AG	83	3,957
		5,834,274
Electronic Equipment, Instruments & Components 0.5%
Arrow Electronics, Inc.*	3,300	62,172
Avnet, Inc.*	17,600	320,496
Benchmark Electronics, Inc.*	1,100	14,047
Daktronics, Inc.	6,600	61,776
Electro Rent Corp.	4,500	50,220
Electrocomponents PLC	2,281	4,663
Fujifilm Holdings Corp.	200	4,402
Hitachi Ltd.	4,000	15,512
HOYA Corp.	200	3,474
IBIDEN Co., Ltd.	100	2,062
Jabil Circuit, Inc.	75,300	508,275
Kyocera Corp.	100	7,214
	Shares	Value ($)

Mettler-Toledo International, Inc.*	5,500	370,700
Multi-Fineline Electronix, Inc.*	11,600	135,604
Murata Manufacturing Co., Ltd.	100	3,920
Nidec Corp.	100	3,889
RadiSys Corp.*	3,700	20,461
TDK Corp.	100	3,673
Technitrol, Inc.	11,000	38,280
		1,630,840
Internet Software & Services 0.5%
EarthLink, Inc.*	7,100	47,996
eBay, Inc.*	10,900	152,164
Google, Inc. "A"*	2,915	896,800
GSI Commerce, Inc.*	2,500	26,300
InfoSpace, Inc.	2,400	18,120
Liquidity Services, Inc.*	2,200	18,326
ModusLink Global Solutions, Inc.*	5,300	15,317
SAVVIS, Inc.*	16,000	110,240
United Internet AG (Registered)	218	1,951
United Online, Inc.	6,900	41,883
ValueClick, Inc.*	5,500	37,620
Websense, Inc.*	1,500	22,455
Yahoo! Japan Corp.	9	3,682
Yahoo!, Inc.*	9,800	119,560
		1,512,414
IT Services 1.4%
Accenture Ltd. "A"	24,910	816,799
Alliance Data Systems Corp.*	1,800	83,754
Atos Origin SA	177	4,442
Automatic Data Processing, Inc.	11,600	456,344
Broadridge Financial Solutions, Inc.	12,100	151,734
Cap Gemini SA	629	24,244
CGI Group, Inc. "A"*	600	4,666
Computer Sciences Corp.*	8,600	302,204
CSG Systems International, Inc.*	9,300	162,471
Fiserv, Inc.*	7,600	276,412
Gartner, Inc.*	9,500	169,385
iGATE Corp.*	12,300	80,073
Indra Sistemas SA	8,986	204,180
Logica PLC	24,583	24,552
ManTech International Corp. "A"*	3,300	178,827
NTT Data Corp.	1	4,014
SAIC, Inc.*	28,000	545,440
Sapient Corp.*	9,200	40,848
Syntel, Inc.	1,000	23,120
TNS, Inc.*	1,400	13,146
Visa, Inc. "A"	11,300	592,685
		4,159,340
Office Electronics 0.1%
Canon, Inc.	11,000	345,307
Konica Minolta Holdings, Inc.	500	3,875
Neopost SA	90	8,146
Ricoh Co., Ltd.	1,000	12,735
		370,063
Semiconductors & Semiconductor Equipment 1.2%
Analog Devices, Inc.	15,600	296,712
ARM Holdings PLC	1,833	2,294
ASML Holding NV	5,496	98,077
Broadcom Corp. "A"*	14,640	248,441
Infineon Technologies AG*	2,218	3,053
Intel Corp.	95,131	1,394,620
IXYS Corp.	2,400	19,824
	Shares	Value ($)

Linear Technology Corp.	3,200	70,784
Microsemi Corp.*	11,900	150,416
ROHM Co., Ltd.	100	5,049
Skyworks Solutions, Inc.*	25,800	142,932
STMicroelectronics NV	2,700	18,029
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	67,097	530,066
Texas Instruments, Inc.	33,700	523,024
Tokyo Electron Ltd.	100	3,512
Ultratech, Inc.*	4,800	57,408
Volterra Semiconductor Corp.*	18,500	132,275
		3,696,516
Software 1.4%
ACI Worldwide, Inc.*	10,300	163,770
Adobe Systems, Inc.*	14,650	311,899
Advent Software, Inc.*	700	13,979
Compuware Corp.*	17,300	116,775
Dassault Systemes SA	339	15,319
Electronic Arts, Inc.*	8,100	129,924
i2 Technologies, Inc.*	5,200	33,228
Intuit, Inc.*	2,400	57,096
JDA Software Group, Inc.*	7,700	101,101
Mentor Graphics Corp.*	2,100	10,857
Microsoft Corp.	120,568	2,343,842
Misys PLC	1,295	1,860
Nintendo Co., Ltd.	800	307,356
Oracle Corp.*	18,850	334,210
Pegasystems, Inc.	1,300	16,068
Renaissance Learning, Inc.	1,600	14,384
SAP AG	2,145	76,875
Symantec Corp.*	3,300	44,616
The Sage Group PLC	21,974	54,035
Tyler Technologies, Inc.*	13,200	158,136
		4,305,330
Materials 3.0%
Chemicals 1.8%
Agrium, Inc.	100	3,359
Air Liquide SA	303	27,723
Air Products & Chemicals, Inc.	11,220	564,029
Airgas, Inc.	3,300	128,667
Akzo Nobel NV	1,417	58,433
Asahi Kasei Corp.	1,000	4,395
Ashland, Inc.	14,700	154,497
BASF SE	8,127	321,135
CF Industries Holdings, Inc.	2,800	137,648
Ecolab, Inc.	15,850	557,128
GenTek, Inc.*	1,600	24,080
Givaudan SA (Registered)	8	6,302
Incitec Pivot Ltd.	520	920
Innophos Holdings, Inc.	8,200	162,442
JSR Corp.	200	2,251
K&S AG	221	12,688
Koninklijke DSM NV	897	22,994
Kuraray Co., Ltd.	500	3,892
Linde AG	2,568	217,313
LSB Industries, Inc.*	4,100	34,112
Mitsubishi Chemical Holdings Corp.	1,000	4,413
Mitsubishi Gas Chemical Co., Inc.	1,000	4,087
Mitsui Chemicals, Inc.	1,000	3,696
Monsanto Co.	14,700	1,034,145
Nitto Denko Corp.	200	3,842
Novozymes AS "B"	1,650	131,453
	Shares	Value ($)

Orica Ltd.	1,199	11,772
Potash Corp. of Saskatchewan, Inc.	1,901	137,867
Praxair, Inc.	17,152	1,018,143
Shin-Etsu Chemical Co., Ltd.	400	18,346
Showa Denko KK	2,000	2,896
Solvay SA	1,411	104,905
Sumitomo Chemical Co., Ltd.	2,000	6,826
Syngenta AG (Registered)	212	41,071
Teijin Ltd.	1,000	2,827
Terra Industries, Inc.	9,100	151,697
The Mosaic Co.	2,300	79,580
Toray Industries, Inc.	2,000	10,185
Ube Industries Ltd.	1,000	2,807
Umicore	3,028	59,747
Wacker Chemie AG	47	4,998
Yara International ASA	6,460	141,195
		5,420,506
Construction Materials 0.1%
CRH PLC	13,831	349,062
Fletcher Building Ltd.	4,252	14,348
Holcim Ltd. (Registered)	403	23,204
Imerys SA	73	3,320
Lafarge SA	142	8,634
		398,568
Containers & Packaging 0.2%
Amcor Ltd.	605	2,459
Rock-Tenn Co. "A"	2,400	82,032
Sealed Air Corp.	4,800	71,712
Sonoco Products Co.	19,266	446,201
Toyo Seikan Kaisha Ltd.	300	5,168
		607,572
Metals & Mining 0.8%
Acerinox SA	5,793	92,992
Agnico-Eagle Mines Ltd.	100	5,085
Alumina Ltd.	738	722
Anglo American PLC	997	22,773
ArcelorMittal	7,371	177,665
Barrick Gold Corp.	18,100	655,530
BHP Billiton Ltd.	2,466	51,937
BHP Billiton PLC	1,501	28,274
BlueScope Steel Ltd.	470	1,154
Compass Minerals International, Inc.	3,200	187,712
First Quantum Minerals Ltd.	300	4,279
Fortescue Metals Group Ltd.*	700	957
Freeport-McMoRan Copper & Gold, Inc.	14,624	357,411
Goldcorp, Inc.	700	21,842
JFE Holdings, Inc.	600	15,870
Kinross Gold Corp.	400	7,290
Kobe Steel Ltd.	3,000	5,525
Mitsubishi Materials Corp.	4,000	10,085
Newcrest Mining Ltd.	264	6,261
Nippon Steel Corp.	6,000	19,703
Nisshin Steel Co., Ltd.	3,000	6,171
Norsk Hydro ASA	22,600	91,273
OneSteel Ltd.	1,038	1,797
Outokumpu Oyj	1,187	13,947
OZ Minerals Ltd.	1,031	395
Rautaruukki Oyj	857	14,770
Reliance Steel & Aluminum Co.	3,600	71,784
Rio Tinto Ltd.	360	9,643
	Shares	Value ($)

Rio Tinto PLC	696	15,080
Salzgitter AG	31	2,448
Sherritt International Corp.	500	1,270
SSAB Svenskt Stal AB "A"	2,280	20,083
Steel Dynamics, Inc.	25,400	283,972
Stillwater Mining Co.*	6,300	31,122
Sumitomo Metal Industries Ltd.	6,000	14,787
Sumitomo Metal Mining Co., Ltd.	1,000	10,629
Teck Cominco Ltd. "B"	324	1,580
ThyssenKrupp AG	248	6,707
voestalpine AG	341	7,311
Xstrata PLC	20,368	189,883
Yamana Gold, Inc.	300	2,296
		2,470,015
Paper & Forest Products 0.1%
Clearwater Paper Corp.*	514	4,312
Oji Paper Co., Ltd.	1,000	5,879
Stora Enso Oyj "R"	7,986	62,341
Svenska Cellulosa AB "B"	7,800	66,702
UPM-Kymmene Oyj	6,191	78,498
		217,732
Telecommunication Services 3.0%
Diversified Telecommunication Services 2.4%
AT&T, Inc.	70,602	2,012,157
Atlantic Tele-Network, Inc.	4,100	108,855
BCE, Inc.	18,539	377,387
Belgacom SA	541	20,636
BT Group PLC	9,801	19,257
Cable & Wireless PLC	3,199	7,236
Deutsche Telekom AG (Registered)	31,007	471,107
Elisa Oyj	491	8,499
France Telecom SA	5,720	159,995
Global Crossing Ltd.*	10,500	83,370
Koninklijke (Royal) KPN NV	7,006	101,593
Nippon Telegraph & Telephone Corp.	6,300	337,128
NTELOS Holdings Corp.	1,400	34,524
Portugal Telecom SGPS SA (Registered)	12,213	103,638
Premiere Global Services, Inc.*	1,500	12,915
Singapore Telecommunications Ltd.	129,000	229,687
Swisscom AG (Registered)	357	115,251
Tele2 AB "B"	1,500	13,333
Telecom Corp. of New Zealand Ltd.	160,665	214,432
Telecom Italia SpA	54,709	88,987
Telecom Italia SpA (RSP)	27,168	30,316
Telefonica SA	31,356	702,859
Telekom Austria AG	6,774	97,912
Telenor ASA	30,700	205,440
TeliaSonera AB	12,473	62,082
Telstra Corp., Ltd.	39,332	105,316
Telus Corp.	100	3,011
Telus Corp. (Non-Voting Shares)	400	11,308
Verizon Communications, Inc.	46,787	1,586,079
Windstream Corp.	6,300	57,960
		7,382,270
Wireless Telecommunication Services 0.6%
America Movil SAB de CV "L" (ADR)	3,300	102,267
China Mobile Ltd.	34,500	349,789
KDDI Corp.	11	78,346
	Shares	Value ($)

Millicom International Cellular SA (SDR)	451	20,868
Mobistar SA	53	3,817
NTT DoCoMo, Inc.	57	112,364
Rogers Communications, Inc. "B"	1,400	41,495
Softbank Corp.	2,900	52,518
Syniverse Holdings, Inc.*	5,800	69,252
Telephone & Data Systems, Inc.	14,300	454,025
USA Mobility, Inc.*	13,700	158,509
Vodafone Group PLC	263,053	529,556
		1,972,806
Utilities 3.0%
Electric Utilities 2.0%
Acciona SA	91	11,510
Allegheny Energy, Inc.	20,001	677,234
American Electric Power Co., Inc.	16,900	562,432
British Energy Group PLC	2,200	24,502
Cheung Kong Infrastructure Holdings Ltd.	1,000	3,773
Chubu Electric Power Co., Inc.	1,300	39,510
Chugoku Electric Power Co., Inc.	700	18,441
CLP Holdings Ltd.	15,000	101,987
Duke Energy Corp.	33,985	510,115
E.ON AG	9,802	396,365
Edison International	17,500	562,100
EDP — Energias de Portugal SA	25,897	97,604
Electricite de France	389	22,609
Enel SpA	21,075	134,777
Entergy Corp.	4,672	388,383
Exelon Corp.	6,577	365,747
FirstEnergy Corp.	12,301	597,583
Fortis, Inc.	1,800	35,854
Fortum Oyj	14,698	315,704
FPL Group, Inc.	8,429	424,231
Hokkaido Electric Power Co., Inc.	600	15,187
Hokuriku Electric Power Co.	500	14,153
HongKong Electric Holdings Ltd.	11,000	61,879
Iberdrola SA	10,143	94,180
Kansai Electric Power Co., Inc.	1,500	43,466
Kyushu Electric Power Co., Inc.	800	21,279
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) "A"	68	3,120
PPL Corp.	7,700	236,313
Red Electrica Corporacion SA	229	11,602
Scottish & Southern Energy PLC	1,783	31,395
Shikoku Electric Power Co., Inc.	500	16,863
Southern Co.	6,470	239,390
Terna-Rete Elettrica Nazionale SpA	6,478	21,211
Tohoku Electric Power Co., Inc.	1,000	27,066
Tokyo Electric Power Co., Inc.	2,400	80,134
Union Fenosa SA	861	21,280
		6,228,979
Gas Utilities 0.3%
Enagas	311	6,823
Gas Natural SDG SA	302	8,237
Hong Kong & China Gas Co., Ltd.	29,500	44,723
New Jersey Resources Corp.	4,800	188,880
ONEOK, Inc.	5,900	171,808
Osaka Gas Co., Ltd.	5,000	23,094
Snam Rete Gas SpA	4,641	25,634
South Jersey Industries, Inc.	1,900	75,715
The Laclede Group, Inc.	3,100	145,204
	Shares	Value ($)

Tokyo Gas Co., Ltd.	5,000	25,337
WGL Holdings, Inc.	3,000	98,070
		813,525
Independent Power Producers & Energy Traders 0.0%
Drax Group PLC	680	5,512
Electric Power Development Co., Ltd.	400	15,712
Iberdrola Renovables SA*	1,405	6,075
International Power PLC	4,087	14,190
TransAlta Corp.	2,300	45,273
		86,762
Multi-Utilities 0.7%
A2A SpA	4,548	8,151
AGL Energy Ltd.	22,035	235,172
Avista Corp.	4,700	91,086
Canadian Utilities Ltd. "A"	700	22,965
CenterPoint Energy, Inc.	3,600	45,432
Centrica PLC	8,869	34,081
Dominion Resources, Inc.	4,600	164,864
GDF Suez	2,156	106,780
National Grid PLC	5,608	55,422
NiSource, Inc.	6,800	74,596
PG&E Corp.	21,059	815,194
RWE AG	658	59,152
Sempra Energy	4,000	170,520
Suez Environnement SA*	342	5,767
TECO Energy, Inc.	8,100	100,035
United Utilities Group PLC	1,332	12,054
Veolia Environnement	808	25,359
		2,026,630
Water Utilities 0.0%
California Water Service Group	2,700	125,361
Severn Trent PLC	474	8,208
		133,569
Total Common Stocks (Cost $215,568,654)		180,951,997

Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Porsche Automobil Holding SE	50	3,895
Volkswagen AG	62	3,309
		7,204
Consumer Staples 0.0%
Henkel AG & Co. KGaA	1,125	36,069
Financial 0.0%
Preferred Blocker Inc., 144A, 9.0%	28	7,996
Health Care 0.0%
Fresenius SE	338	19,806
Utilities 0.0%
RWE AG	22	1,663
Total Preferred Stocks (Cost $122,753)		72,738

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, 12.0%* (Cost $8,344)	60,000	0

	Shares	Value ($)

Rights 0.0%
Financials
DBS Group Holdings Ltd., Expiration Date 1/20/2009*	1,500	3,123
Fortis, Expiration Date 7/4/2014*	6,275	0
HBOS PLC, Expiration Date 1/9/2009*	4,052	0
Lloyds TSB Group PLC, Expiration Date 1/12/2009*	565	0
Total Rights (Cost $0)		3,123

Warrants 0.0%
Financials
New ASAT (Finance) Ltd., Expiration Date 2/1/2011* (Cost $0)	24,700	1,938
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 11.7%
Consumer Discretionary 0.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014	45,000	27,675
American Achievement Corp., 144A, 8.25%, 4/1/2012	15,000	11,550
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK)	22,571	5,417
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	35,000	16,275
8.0%, 3/15/2014	15,000	7,125
British Sky Broadcasting Group PLC, 144A, 9.5%, 11/15/2018	500,000	510,451
Cablevision Systems Corp., Series B, 8.334%***, 4/1/2009	15,000	14,962
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	25,000	9,500
Carrols Corp., 9.0%, 1/15/2013	15,000	10,125
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	75,000	60,000
Comcast Corp., 6.4%, 5/15/2038	400,000	399,065
CSC Holdings, Inc.:
6.75%, 4/15/2012	25,000	22,875
Series B, 8.125%, 7/15/2009	25,000	24,875
Series B, 8.125%, 8/15/2009	55,000	54,725
Denny's Holdings, Inc., 10.0%, 10/1/2012	10,000	6,925
DIRECTV Holdings LLC, 7.625%, 5/15/2016	70,000	67,900
Dollarama Group LP, 8.073%***, 8/15/2012 (b)	24,000	15,240
EchoStar DBS Corp.:
6.625%, 10/1/2014	40,000	33,400
7.125%, 2/1/2016	35,000	29,225
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	25,000	2,438
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	30,000	20,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	15,000	10,050
Hertz Corp., 8.875%, 1/1/2014	85,000	52,275
Idearc, Inc., 8.0%, 11/15/2016	55,000	4,125
	Principal Amount ($)(a)	Value ($)

Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	20,000	10,900
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	30,000	12,750
Kabel Deutschland GmbH, 10.625%, 7/1/2014	75,000	66,750
Lamar Media Corp., Series C, 6.625%, 8/15/2015	20,000	14,450
Liberty Media LLC, 5.7%, 5/15/2013	5,000	3,278
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	15,000	9,000
MGM MIRAGE:
6.625%, 7/15/2015	25,000	15,250
8.375%, 2/1/2011	20,000	11,900
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	40,000	30,000
Norcraft Holdings LP, 9.75%, 9/1/2012	80,000	59,600
Penske Automotive Group, Inc., 7.75%, 12/15/2016	50,000	23,250
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	20,000	15,800
Quebecor Media, Inc., 7.75%, 3/15/2016	20,000	13,500
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	25,000	1,969
Reader's Digest Association, Inc., 9.0%, 2/15/2017	25,000	2,156
Sabre Holdings Corp., 8.35%, 3/15/2016	25,000	5,563
Seminole Hard Rock Entertainment, Inc., 144A, 4.496%***, 3/15/2014	30,000	15,225
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	25,000	12,500
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	105,000	12,075
Sinclair Television Group, Inc., 8.0%, 3/15/2012	26,000	19,565
Sirius XM Radio, Inc., 9.625%, 8/1/2013	55,000	10,244
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	30,000	11,175
TCI Communications, Inc., 8.75%, 8/1/2015	135,000	143,702
Time Warner Cable, Inc., 8.25%, 2/14/2014	750,000	760,849
Travelport LLC:
6.828%***, 9/1/2014	20,000	5,900
9.875%, 9/1/2014	5,000	1,875
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**	5,000	663
United Components, Inc., 9.375%, 6/15/2013	5,000	2,100
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	50,000	54,559
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	32,999	7,699
Vitro SAB de CV, 9.125%, 2/1/2017	40,000	12,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	130,000	1,300
		2,784,145
	Principal Amount ($)(a)	Value ($)

Consumer Staples 1.3%
Alliance One International, Inc., 8.5%, 5/15/2012	15,000	11,025
Coca-Cola Enterprises, Inc., 7.375%, 3/3/2014	1,000,000	1,098,105
CVS Caremark Corp., 6.25%, 6/1/2027	750,000	697,351
Delhaize America, Inc.:
8.05%, 4/15/2027	30,000	27,763
9.0%, 4/15/2031	56,000	56,634
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	15,000	8,400
Kroger Co., 6.15%, 1/15/2020	1,250,000	1,233,280
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	108,750	59,813
Reynolds American, Inc., 7.75%, 6/1/2018	750,000	615,322
Smithfield Foods, Inc., 7.75%, 7/1/2017	5,000	2,850
Viskase Companies, Inc., 11.5%, 6/15/2011	480,000	312,000
		4,122,543
Energy 0.3%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	55,000	33,550
Belden & Blake Corp., 8.75%, 7/15/2012	130,000	89,050
Bristow Group, Inc., 7.5%, 9/15/2017	30,000	20,100
Chaparral Energy, Inc., 8.5%, 12/1/2015	40,000	8,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	20,000	14,800
6.875%, 1/15/2016	90,000	72,000
7.5%, 6/15/2014	10,000	8,450
Cimarex Energy Co., 7.125%, 5/1/2017	25,000	19,500
Delta Petroleum Corp., 7.0%, 4/1/2015	45,000	9,000
Dynegy Holdings, Inc., 6.875%, 4/1/2011	10,000	8,750
El Paso Corp., 7.25%, 6/1/2018	40,000	31,747
Forest Oil Corp., 144A, 7.25%, 6/15/2019	15,000	10,950
Frontier Oil Corp., 6.625%, 10/1/2011	20,000	18,100
KCS Energy, Inc., 7.125%, 4/1/2012	105,000	78,750
Mariner Energy, Inc.:
7.5%, 4/15/2013	25,000	16,000
8.0%, 5/15/2017	20,000	10,400
Newfield Exploration Co., 7.125%, 5/15/2018	40,000	31,600
OPTI Canada, Inc.:
7.875%, 12/15/2014	35,000	17,850
8.25%, 12/15/2014	70,000	37,800
Petrohawk Energy Corp., 144A, 7.875%, 6/1/2015	15,000	11,100
Plains Exploration & Production Co., 7.0%, 3/15/2017	15,000	10,275
Quicksilver Resources, Inc., 7.125%, 4/1/2016	70,000	37,450
Range Resources Corp., 7.25%, 5/1/2018	10,000	8,350
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	20,000	11,100
	Principal Amount ($)(a)	Value ($)

Stone Energy Corp.:
6.75%, 12/15/2014	40,000	19,600
8.25%, 12/15/2011	75,000	46,500
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	25,000	19,843
Tesoro Corp., 6.5%, 6/1/2017	25,000	13,719
Whiting Petroleum Corp.:
7.0%, 2/1/2014	20,000	14,100
7.25%, 5/1/2012	50,000	37,250
Williams Companies, Inc.:
8.125%, 3/15/2012	85,000	78,306
8.75%, 3/15/2032	50,000	37,250
Williams Partners LP, 7.25%, 2/1/2017	25,000	19,750
		900,990
Financials 5.0%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	60,000	22,800
Ashton Woods USA LLC, 9.5%, 10/1/2015**	70,000	14,000
BB&T Corp., 5.2%, 12/23/2015	1,000,000	950,420
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	15,000	3,000
Citigroup, Inc.:
2.875%, 12/9/2011	3,000,000	3,093,516
6.125%, 5/15/2018	500,000	505,561
6.5%, 8/19/2013	530,000	534,816
Conproca SA de CV, REG S, 12.0%, 6/16/2010	279,855	284,752
Countrywide Home Loans, Inc., Series H, 6.25%, 4/15/2009	125,000	125,026
FIA Card Services NA, 144A, 7.125%, 11/15/2012	1,250,000	1,278,095
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	155,000	113,229
7.875%, 6/15/2010	65,000	52,012
General Electric Capital Corp., Series A, 5.25%, 10/19/2012	1,250,000	1,259,014
GMAC LLC, 144A, 6.875%, 9/15/2011	132,000	94,324
Hawker Beechcraft Acquisition Co., LLC, 8.5%, 4/1/2015	65,000	26,650
Hexion US Finance Corp., 9.75%, 11/15/2014	20,000	5,700
Inmarsat Finance PLC, 10.375%, 11/15/2012	30,000	26,587
iPayment, Inc., 9.75%, 5/15/2014	25,000	12,500
JPMorgan Chase & Co., 4.75%, 5/1/2013	875,000	863,423
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	25,000	5,500
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	750,000	784,519
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	95,000	9,975
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	100,000	53,000
PNC Bank NA, 6.875%, 4/1/2018	1,000,000	1,063,968
PNC Funding Corp., 2.3%, 6/22/2012	3,000,000	3,029,967
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	25,000	24,500
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	4,000	3,560
SLM Corp., Series A, 4.5%, 7/26/2010	125,000	108,483
	Principal Amount ($)(a)	Value ($)

Sprint Capital Corp.:
7.625%, 1/30/2011	20,000	16,700
8.375%, 3/15/2012	10,000	8,000
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	1,000,000	960,961
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	75,000	750
UCI Holdco, Inc., 9.996%***, 12/15/2013 (PIK)	34,934	5,939
Universal City Development Partners Ltd., 11.75%, 4/1/2010	125,000	80,625
		15,421,872
Health Care 0.2%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	45,000	22,950
Boston Scientific Corp., 6.0%, 6/15/2011	25,000	23,750
Community Health Systems, Inc., 8.875%, 7/15/2015	185,000	170,200
HCA, Inc.:
9.125%, 11/15/2014	35,000	32,463
9.25%, 11/15/2016	130,000	119,275
9.625%, 11/15/2016 (PIK)	40,000	31,200
HEALTHSOUTH Corp., 10.75%, 6/15/2016	20,000	18,350
IASIS Healthcare LLC, 8.75%, 6/15/2014	30,000	23,250
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	25,000	18,375
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	30,000	18,300
The Cooper Companies, Inc., 7.125%, 2/15/2015	45,000	37,800
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	25,000	19,625
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	75,000	62,625
		598,163
Industrials 0.6%
Actuant Corp., 6.875%, 6/15/2017	20,000	15,050
ARAMARK Corp., 8.5%, 2/1/2015	10,000	9,050
Baldor Electric Co., 8.625%, 2/15/2017	25,000	18,625
BE Aerospace, Inc., 8.5%, 7/1/2018	50,000	45,000
Belden, Inc., 7.0%, 3/15/2017	25,000	18,750
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	75,000	61,873
Cenveo Corp., 144A, 10.5%, 8/15/2016	10,000	5,800
Congoleum Corp., 8.625%, 8/1/2008**	190,000	142,500
DRS Technologies, Inc.:
6.625%, 2/1/2016	10,000	10,000
6.875%, 11/1/2013	65,000	64,675
7.625%, 2/1/2018	80,000	80,000
Esco Corp., 144A, 8.625%, 12/15/2013	45,000	31,500
General Cable Corp., 7.125%, 4/1/2017	15,000	9,900
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	20,000	15,425
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	25,000	7,250
	Principal Amount ($)(a)	Value ($)

Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	20,000	16,364
9.375%, 5/1/2012	60,000	54,900
Kansas City Southern Railway Co., 7.5%, 6/15/2009	20,000	20,050
Lockheed Martin Corp., 4.121%, 3/14/2013	500,000	487,411
Mobile Mini, Inc., 9.75%, 8/1/2014	25,000	17,750
Moog, Inc., 144A, 7.25%, 6/15/2018	10,000	8,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	35,000	19,425
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	75,000	11,250
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	20,000	14,900
Seitel, Inc., 9.75%, 2/15/2014	15,000	5,400
Titan International, Inc., 8.0%, 1/15/2012	85,000	62,900
TransDigm, Inc., 7.75%, 7/15/2014	15,000	12,300
Union Pacific Corp., 5.7%, 8/15/2018	500,000	481,368
United Rentals North America, Inc.:
6.5%, 2/15/2012	15,000	11,850
7.0%, 2/15/2014	65,000	39,650
US Concrete, Inc., 8.375%, 4/1/2014	30,000	16,200
		1,815,116
Information Technology 0.4%
Alion Science & Technology Corp., 10.25%, 2/1/2015	20,000	9,025
L-3 Communications Corp.:
5.875%, 1/15/2015	80,000	72,000
Series B, 6.375%, 10/15/2015	35,000	32,725
Lucent Technologies, Inc., 6.45%, 3/15/2029	75,000	30,000
MasTec, Inc., 7.625%, 2/1/2017	35,000	26,293
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	45,000	23,400
SunGard Data Systems, Inc., 10.25%, 8/15/2015	60,000	39,600
Vangent, Inc., 9.625%, 2/15/2015	15,000	8,719
Xerox Corp., 5.65%, 5/15/2013	1,300,000	1,020,344
		1,262,106
Materials 0.5%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	15,000	10,350
ARCO Chemical Co., 9.8%, 2/1/2020	195,000	21,450
Cascades, Inc., 7.25%, 2/15/2013	57,000	29,070
Chemtura Corp., 6.875%, 6/1/2016	50,000	25,500
CPG International I, Inc., 10.5%, 7/1/2013	50,000	28,000
Exopack Holding Corp., 11.25%, 2/1/2014	80,000	46,800
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	65,000	55,250
8.375%, 4/1/2017	120,000	98,400
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	200,330	144,237
144A, 9.968%***, 12/31/2009	322,000	231,840
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017	15,000	12,600
Hexcel Corp., 6.75%, 2/1/2015	95,000	72,200
	Principal Amount ($)(a)	Value ($)

Huntsman LLC, 11.625%, 10/15/2010	122,000	106,750
Innophos, Inc., 8.875%, 8/15/2014	10,000	7,000
Jefferson Smurfit Corp., 8.25%, 10/1/2012	30,000	5,100
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	70,000	54,250
Metals USA Holdings Corp., 10.883%***, 7/1/2012 (PIK)	15,408	4,314
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	15,000	7,500
Monsanto Co., 5.875%, 4/15/2038	500,000	536,232
NewMarket Corp., 7.125%, 12/15/2016	65,000	48,750
Radnor Holdings Corp., 11.0%, 3/15/2010**	40,000	50
Smurfit-Stone Container Enterprises, Inc., 8.0%, 3/15/2017	35,000	6,650
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	50,000	36,750
The Mosaic Co., 144A, 7.375%, 12/1/2014	40,000	32,800
Witco Corp., 6.875%, 2/1/2026	60,000	16,800
Wolverine Tube, Inc., 10.5%, 4/1/2009	40,000	32,200
		1,670,843
Telecommunication Services 1.2%
AT&T Mobility LLC, 6.5%, 12/15/2011	750,000	752,996
BCM Ireland Preferred Equity Ltd., 144A, 11.245%***, 2/15/2017 (PIK) EUR	91,648	10,869
Cellco Partnership, 144A, 7.375%, 11/15/2013	750,000	791,310
Centennial Communications Corp.:
10.0%, 1/1/2013	15,000	15,525
10.125%, 6/15/2013	40,000	40,400
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	70,000	61,600
8.375%, 1/15/2014	25,000	19,250
Cricket Communications, Inc.:
9.375%, 11/1/2014	55,000	49,500
144A, 10.0%, 7/15/2015	50,000	45,750
Intelsat Corp.:
144A, 9.25%, 8/15/2014	10,000	9,300
144A, 9.25%, 6/15/2016	110,000	100,100
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	60,000	54,600
iPCS, Inc., 5.318%***, 5/1/2013	10,000	7,100
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	60,000	53,700
Millicom International Cellular SA, 10.0%, 12/1/2013	80,000	72,000
Qwest Corp.:
7.25%, 9/15/2025	10,000	6,700
7.875%, 9/1/2011	65,000	59,800
8.875%, 3/15/2012	15,000	13,875
	Principal Amount ($)(a)	Value ($)

Rogers Communications, Inc., 6.8%, 8/15/2018	500,000	505,216
Sprint Nextel Corp., 6.0%, 12/1/2016	25,000	17,625
Stratos Global Corp., 9.875%, 2/15/2013	15,000	14,175
Telesat Canada, 144A, 11.0%, 11/1/2015	225,000	160,875
Verizon Communications, Inc., 8.95%, 3/1/2039	500,000	645,845
Virgin Media Finance PLC:
8.75%, 4/15/2014	55,000	41,250
8.75%, 4/15/2014 EUR	45,000	44,099
Windstream Corp.:
7.0%, 3/15/2019	25,000	19,250
8.625%, 8/1/2016	10,000	8,850
		3,621,560
Utilities 1.3%
AES Corp.:
8.0%, 10/15/2017	45,000	36,900
144A, 8.0%, 6/1/2020	50,000	38,750
144A, 8.75%, 5/15/2013	152,000	145,920
9.5%, 6/1/2009	25,000	24,812
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	190,000	187,150
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	1,000,000	992,662
Appalachian Power Co., 7.0%, 4/1/2038	750,000	741,881
CenterPoint Energy, Inc., 6.5%, 5/1/2018	750,000	612,754
CMS Energy Corp., 8.5%, 4/15/2011	110,000	108,329
DPL, Inc., 6.875%, 9/1/2011	500,000	491,989
Edison Mission Energy, 7.0%, 5/15/2017	50,000	43,500
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	70,000	49,700
Knight, Inc., 6.5%, 9/1/2012	15,000	12,675
Mirant Americas Generation LLC, 8.3%, 5/1/2011	45,000	43,650
Mirant North America LLC, 7.375%, 12/31/2013	20,000	19,200
NRG Energy, Inc.:
7.25%, 2/1/2014	55,000	51,425
7.375%, 2/1/2016	50,000	46,500
7.375%, 1/15/2017	20,000	18,400
NV Energy, Inc.:
6.75%, 8/15/2017	50,000	38,382
8.625%, 3/15/2014	8,000	7,213
Regency Energy Partners LP, 8.375%, 12/15/2013	31,000	21,235
Reliant Energy, Inc., 7.875%, 6/15/2017	55,000	44,550
Texas Competitive Electric Holdings Co., LLC, 144A, 10.5%, 11/1/2015	105,000	74,550
		3,852,127
Total Corporate Bonds (Cost $39,552,234)		36,049,465

	Principal Amount ($)(a)	Value ($)

Asset-Backed 0.8%
Automobile Receivables 0.3%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	566,000	552,324
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012	379,000	289,195
		841,519
Home Equity Loans 0.5%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	642,582	552,803
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	1,135,415	941,923
		1,494,726
Total Asset-Backed (Cost $2,722,798)		2,336,245

Mortgage-Backed Securities Pass-Throughs 9.2%
Federal Home Loan Mortgage Corp.:
5.0%, 10/1/2035	2,383,295	2,433,381
5.5%, 4/1/2038	8,489,516	8,699,434
6.0%,with various maturities from 8/1/2035 until 3/1/2038	599,352	607,469
Federal National Mortgage Association:
4.5%,with various maturities from 11/1/2028 until 9/1/2035	1,585,106	1,610,738
5.5%,with various maturities from 2/1/2037 until 4/1/2038	10,828,968	10,923,311
6.0%,with various maturities from 1/1/2024 until 8/1/2037	3,723,261	3,840,987
6.5%,with various maturities from 5/1/2017 until 1/1/2038	103,742	108,022
8.0%, 9/1/2015	119,491	126,892
Total Mortgage-Backed Securities Pass-Throughs (Cost $27,556,072)		28,350,234

Commercial and Non-Agency Mortgage-Backed Securities 4.6%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.414%***, 1/25/2036	1,000,000	484,222
Bear Stearns Adjustable Rate Mortgage Trust, "12A5", Series 2004-1, 4.565%***, 4/25/2034	1,443,377	883,840
Countrywide Alternative Loan Trust:
"3A11", Series 2005-20CB, 0.771%***, 7/25/2035	1,075,677	740,674
"A1", Series 2004-1T1, 5.0%, 2/25/2034	337,717	284,482
"1A5", Series 2003-J1, 5.25%, 10/25/2033	379,183	329,186
"4A3", Series 2005-43, 5.67%***, 10/25/2035	636,605	243,474
	Principal Amount ($)(a)	Value ($)

"A1", Series 2004-35T2, 6.0%, 2/25/2035	379,811	331,574
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	1,774,475	1,307,132
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	995,512	618,878
First Horizon Alternative Mortgage Securities, "1A7", Series 2006-FA8, 6.0%, 2/25/2037	1,631,026	734,360
GS Mortgage Securities Corp. II, "AAB", Series 2006-GG8, 5.535%, 11/10/2039	1,800,000	1,362,765
LB-UBS Commercial Mortgage Trust, "A2", Series 2005-C2, 4.821%, 4/15/2030	127,801	121,350
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	900,000	373,509
"1A1", Series 2005-17, 5.701%***, 8/25/2035	1,094,538	727,641
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	127,667	107,360
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2006-C23, 5.446%, 1/15/2045	2,100,000	1,615,115
"APB", Series 2007-C34, 5.617%, 5/15/2046	2,875,000	2,021,578
Wachovia Mortgage Loan Trust LLC, "1A1", Series 2006-A, 5.581%***, 5/20/2036	2,292,737	1,242,492
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A6", Series 2004-AR4, 3.792%***, 6/25/2034	190,000	182,419
"1A3", Series 2005-AR16, 5.102%***, 12/25/2035	1,005,000	536,138
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $22,084,515)		14,248,189

Collateralized Mortgage Obligations 2.4%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	607,751	631,650
Federal Home Loan Mortgage Corp.:
"OS", Series 3102, Principal Only, Zero Coupon, 1/15/2036	4,337,616	3,646,591
"H", Series 2278, 6.5%, 1/15/2031	17,882	18,504
Government National Mortgage Association, "CK", Series 2007-31, 5.0%, 5/16/2037	3,000,000	3,020,889
Total Collateralized Mortgage Obligations (Cost $6,658,744)		7,317,634

Loan Participations and Assignments 0.2%
Senior Loans***
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 3.754%, 4/2/2014	15,528	10,118
	Principal Amount ($)(a)	Value ($)

Buffets, Inc.:
Letter of Credit, LIBOR plus 7.25%, 9.254%, 5/1/2013	26,839	6,750
Term Loan B, LIBOR plus 7.25%, 9.254%, 11/1/2013	136,563	34,346
Term Loan DIP, LIBOR plus 7.25%, 9.254%, 1/22/2009	65,653	16,512
Energy Future Holdings Corp.:
Term Loan B2, LIBOR plus 3.5%, 5.504%, 10/10/2014	212,675	148,873
Term Loan B3, LIBOR plus 3.5%, 5.504%, 10/10/2014	88,476	61,564
Essar Steel Algoma, Inc., Term Loan B, LIBOR plus 2.5%, 4.504%, 6/30/2013	19,949	12,369
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 5.004%, 12/16/2013	24,873	10,205
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.254%, 9/16/2013	14,849	9,949
Golden Nugget, Term Loan, 3.73%, 6/16/2014	35,000	3,675
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 4.004%, 3/26/2014	1,336	701
Term Loan B, LIBOR plus 2.0%, 4.004%, 3/26/2014	22,809	11,965
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 3.504%, 11/17/2012	88,441	75,130
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 4.254%, 5/6/2013	72,654	30,805
Term Loan C2, LIBOR plus 2.25%, 4.254%, 5/6/2013	10,926	4,633
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 7.254%, 6/15/2014 (PIK)	80,660	46,379
Longview Power LLC:
Demand Draw, 3.75%, 4/1/2014	26,667	16,667
Letter of Credit, 1.35%, 4/1/2014	13,333	8,333
Term Loan B, 4.25%, 4/1/2014	25,000	15,625
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 4.004%, 9/30/2014	23,027	10,049
Symbion, Inc.:
Term Loan A, LIBOR plus 3.25%, 5.254%, 8/23/2013	10,171	6,357
Term Loan B, LIBOR plus 3.25%, 5.254%, 8/23/2014	10,171	6,357
Telesat Canada:
Delayed Draw Term Loan, LIBOR plus 3.0%, 5.004%, 10/31/2014	6,283	4,307
Term Loan B, LIBOR plus 3.0%, 5.004%, 10/31/2014	73,148	50,143
Tribune Co., Tranche B, LIBOR plus 3.0%, 5.004%, 5/19/2014**	49,152	14,184
Total Loan Participations and Assignments (Cost $1,117,706)		615,996

	Principal Amount ($)(a)	Value ($)

Preferred Securities 0.1%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (c)	35,000	23,110
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (c)	218,000	115,570
Xerox Capital Trust I, 8.0%, 2/1/2027	15,000	10,243
Total Preferred Securities (Cost $276,067)		148,923

Government & Agency Obligations 6.3%
US Treasury Obligations
US Treasury Bill, 0.17%****, 1/15/2009 (d)	3,791,000	3,790,981
US Treasury Bonds:
4.75%, 2/15/2037	500,000	696,719
8.125%, 8/15/2019	1,000,000	1,477,969
US Treasury Notes:
2.75%, 10/31/2013 (e)	6,000,000	6,378,750
3.75%, 11/15/2018	4,500,000	5,094,135
4.5%, 11/15/2015	1,500,000	1,778,908
Total Government & Agency Obligations (Cost $18,627,280)		19,217,462
	Units	Value ($)

Other Investments 0.0%
Materials
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $116,987)	170,000	81,600
	Shares	Value ($)

Exchange Traded Fund 0.3%
iShares MSCI Japan Index Fund (Cost $943,697)	83,841	804,874

Securities Lending Collateral 1.8%
Daily Assets Fund Institutional, 1.69% (f) (g) (Cost $5,493,750)	5,493,750	5,493,750

Cash Equivalents 4.9%
Cash Management QP Trust, 1.42% (f) (Cost $15,034,729)	15,034,729	15,034,729
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $355,884,330)+	101.2	310,728,897
Other Assets and Liabilities, Net	(1.2)	(3,562,992)
Net Assets	100.0	307,165,905
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Ashton Woods USA LLC	9.5%	10/1/2015	70,000	USD	63,467	14,000
Congoleum Corp.	8.625%	8/1/2008	190,000	USD	190,156	142,500
Quebecor World, Inc.	9.75%	1/15/2015	25,000	USD	25,000	1,969
Radnor Holdings Corp.	11.0%	3/15/2010	40,000	USD	25,775	50
Tribune Co.	5.004%	5/19/2014	49,152	USD	49,122	14,184
Tropicana Entertainment LLC	9.625%	12/15/2014	75,000	USD	55,245	750
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	5,000	USD	4,788	663
					413,553	174,116
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $362,091,444. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $51,362,547. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,170,091 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,532,638.
(a) Principal amount is stated in US dollars unless otherwise noted.
(b) Security has deferred its 6/15/2008 interest payment until 6/30/2009.
(c) Date shown is call date; not a maturity date for the perpetual preferred securities.
(d) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $5,315,625, which is 1.7% of net assets.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten van Aandelen

FDR: Fiduciary Depositary Receipt

LIBOR: Represents the London InterBank Offered Rate.

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind.

PPS: Price Protected Shares

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgage or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	3/16/2009	43	3,370,020	3,489,513	119,493
10 Year Canadian Government Bond	3/20/2009	44	4,244,640	4,517,975	273,335
2 Year US Treasury Note	3/31/2009	23	4,954,407	5,015,437	61,030
AEX Index	1/16/2009	24	1,650,941	1,643,705	(7,236)
ASX SPI 200 Index	3/19/2009	20	1,244,073	1,305,855	61,782
DAX Index	3/20/2009	2	330,022	336,010	5,988
DJ Euro Stoxx 50 Index	3/20/2009	19	641,782	647,068	5,286
Federal Republic of Germany Euro-Bund	3/6/2009	43	7,435,123	7,461,951	26,828
Federal Republic of Germany Euro-Schatz	3/6/2009	106	15,804,065	15,835,190	31,125
FTSE 100 Index	3/20/2009	1	60,683	63,117	2,434
Hang Seng Stock Index	1/29/2009	5	468,381	464,665	(3,716)
IBEX 35 Index	1/16/2009	1	125,868	126,675	807
Nikkei 225 Index	3/12/2009	1	43,479	45,700	2,221
Russell 2000 Mini Index	3/20/2009	71	3,336,412	3,535,090	198,678
S&P 500 E Mini Index	3/20/2009	49	2,167,523	2,205,245	37,722
S&P MIB	3/20/2009	4	533,247	539,951	6,704
United Kingdom Long Gilt Bond	3/27/2009	15	2,498,562	2,662,786	164,224
Total net unrealized appreciation					986,705

At December 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Japanese Government Bond	3/11/2009	4	6,148,867	6,182,901	(34,034)
10 Year US Treasury Note	3/20/2009	110	13,411,739	13,832,500	(420,761)
CAC 40 Index	1/16/2009	25	1,117,009	1,119,337	(2,328)
FTSE 100 Index	3/20/2009	6	367,939	378,703	(10,764)
Nasdaq E-Mini 100 Index	3/20/2009	28	669,245	679,000	(9,755)
Russell 2000 Mini Index	3/20/2009	9	409,614	448,110	(38,496)
S&P 500 E Mini Index	3/20/2009	14	610,577	630,070	(19,493)
S&P TSE 60 Index	3/19/2009	5	414,843	437,343	(22,500)
TOPIX Index	3/13/2009	28	2,505,946	2,662,548	(156,602)
Total unrealized depreciation					(714,733)

At December 31, 2008, open credit default swap contract purchased was as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation/Quality Rating (i)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ ($)
5/2/2008 6/20/2013	25,000[1]	7.25%	ARCO Chemical Co., 9/8%, 2/1/2020, D	18,061	—	18,061

At December 31, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Dates	Notional Amount ($) (h)	Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (i)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
2/14/2008 3/20/2009	35,000[1]	3.8%	HCA, Inc. 6.375%, 1/15/2015, B-	(107)	—	(107)
2/26/2008 3/20/2009	25,000[1]	5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013, B	51	—	51
Total net unrealized depreciation						(56)
(h) The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(i) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.
Counterparty:
[1] Merrill Lynch, Pierce, Fenner & Smith, Inc.

At December 31, 2008, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	84,700	USD	121,817	1/15/2009	4,161
GBP	4,812,000	USD	7,047,174	1/21/2009	132,931
USD	5,319,009	EUR	4,221,000	1/21/2009	542,654
USD	3,214,521	CHF	3,896,000	1/21/2009	446,796
USD	204,580	NZD	386,000	1/21/2009	20,214
USD	4,951,817	SEK	41,417,000	1/21/2009	283,369
USD	8,703,630	SGD	13,282,000	1/21/2009	508,466
Total unrealized appreciation					1,938,591
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	15,965	JPY	1,440,000	1/6/2009	(77)
AUD	604,000	USD	388,438	1/21/2009	(31,646)
CAD	1,427,000	USD	1,131,462	1/21/2009	(24,052)
JPY	360,226,000	USD	3,898,550	1/21/2009	(77,015)
NOK	34,773,000	USD	4,825,897	1/21/2009	(131,932)
Total unrealized depreciation					(264,722)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 151,137,200	$ 271,972
Level 2	159,428,604	1,691,874
Level 3	163,093	—
Total	$ 310,728,897	$ 1,963,846
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, forward foreign currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ 109,579
Total realized gain (loss)	(3,540)
Change in unrealized appreciation (depreciation)	(230,402)
Amortization Premium/Discount	698
Net purchases (sales)	(43,324)
Net transfers in (out) of Level 3	330,082
Balance as of December 31, 2008	$ 163,093

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $335,355,851) — including $5,315,625 of securities loaned	$ 290,200,418
Investment in Daily Assets Fund Institutional (cost $5,493,750)*	5,493,750
Investment in Cash Management QP Trust (cost $15,034,729)	15,034,729
Total investments, at value (cost $355,884,330)	310,728,897
Cash	117,254
Foreign currency, at value (cost $161,792)	165,282
Deposits with broker for open futures contracts	23,425
Receivable for investments sold	4,039,636
Dividends receivable	321,151
Interest receivable	937,710
Foreign taxes recoverable	25,834
Receivable for Portfolio shares sold	11,501
Receivable for variation margin on open futures contracts	463,472
Unrealized appreciation on forward foreign currency exchange contracts	1,938,591
Unrealized appreciation on credit default swap contracts	18,112
Other assets	11,030
Total assets	318,801,895
Liabilities
Payable upon return of securities loaned	5,493,750
Payable for investments purchased	4,803,569
Payable for Portfolio shares redeemed	583,221
Payable for closed credit default swap contracts	3,926
Unrealized depreciation on forward foreign currency exchange contracts	264,722
Unrealized depreciation on credit default swap contracts	107
Accrued management fee	104,307
Other accrued expenses and payables	382,388
Total liabilities	11,635,990
Net assets, at value	$ 307,165,905
Net Assets Consist of
Undistributed net investment income	10,418,830
Net unrealized appreciation (depreciation) on: Investments	(45,155,433)
Futures	271,972
Credit default swap contracts	18,005
Foreign currency	1,675,785
Accumulated net realized gain (loss)	(50,973,947)
Paid-in capital	390,910,693
Net assets, at value	$ 307,165,905
Class A Net Asset Value, offering and redemption price per share ($307,119,228 ÷ 17,697,143 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.35
Class B Net Asset Value, offering and redemption price per share ($46,677 ÷ 2,694 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.33
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $158,065)	$ 5,590,844
Interest	8,359,778
Interest — Cash Management QP Trust	848,791
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	90,758
Total Income	14,890,171
Expenses: Management fee	1,716,044
Administration fee	267,755
Custodian fee	332,641
Services to shareholders	420
Distribution service fee (Class B)	5,567
Record keeping fees (Class B)	2,124
Professional fees	136,591
Trustees' fees and expenses	51,947
Reports to shareholders and shareholder meeting	150,922
Other	87,880
Total expenses before expense reductions	2,751,891
Expense reductions	(77,536)
Total expenses after expense reductions	2,674,355
Net investment income (loss)	12,215,816
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(42,865,467)
Futures	(631,031)
Credit default swap contracts	(119,513)
Foreign currency	(3,763,540)
Payments by affiliates (see Note I)	11,599
(47,367,952)
Change in net unrealized appreciation (depreciation) on: Investments	(94,917,429)
Futures	(373,384)
Credit default swap contracts	23,823
Unfunded loan commitments	545
Foreign currency	1,568,924
(93,697,521)
Net gain (loss)	(141,065,473)
Net increase (decrease) in net assets resulting from operations	$ (128,849,657)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 12,215,816	$ 17,503,276
Net realized gain (loss)	(47,367,952)	51,427,436
Change in net unrealized appreciation (depreciation)	(93,697,521)	(39,914,299)
Net increase (decrease) in net assets resulting from operations	(128,849,657)	29,016,413
Distributions to shareholders from: Net investment income: Class A	(17,655,048)	(18,973,533)
Class B	(219,769)	(849,365)
Total distributions	(17,874,817)	(19,822,898)
Portfolio share transactions: Class A Proceeds from shares sold	13,590,722	13,218,397
Reinvestment of distributions	17,655,048	18,973,533
Cost of shares redeemed	(105,746,417)	(113,345,811)
Net increase (decrease) in net assets from Class A share transactions	(74,500,647)	(81,153,881)
Class B Proceeds from shares sold	106,733	575,499
Reinvestment of distributions	219,769	849,365
Cost of shares redeemed	(7,155,899)	(25,041,162)
Net increase (decrease) in net assets from Class B share transactions	(6,829,397)	(23,616,298)
Increase (decrease) in net assets	(228,054,518)	(95,576,664)
Net assets at beginning of period	535,220,423	630,797,087
Net assets at end of period (including undistributed net investment income of $10,418,830 and $17,895,386, respectively)	$ 307,165,905	$ 535,220,423
Other Information
Class A Shares outstanding at beginning of period	21,278,440	24,544,133
Shares sold	607,834	536,248
Shares issued to shareholders in reinvestment of distributions	782,235	792,545
Shares redeemed	(4,971,366)	(4,594,486)
Net increase (decrease) in Class A shares	(3,581,297)	(3,265,693)
Shares outstanding at end of period	17,697,143	21,278,440
Class B Shares outstanding at beginning of period	293,818	1,244,941
Shares sold	4,568	23,371
Shares issued to shareholders in reinvestment of distributions	9,716	35,405
Shares redeemed	(305,408)	(1,009,899)
Net increase (decrease) in Class B shares	(291,124)	(951,123)
Shares outstanding at end of period	2,694	293,818

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 24.81	$ 24.46	$ 22.75	$ 22.37	$ 21.32
Income (loss) from investment operations: Net investment income[a]	.61	.74	.69[c]	.59	.47
Net realized and unrealized gain (loss)	(7.20)	.42	1.60	.34	.93
Total from investment operations	(6.59)	1.16	2.29	.93	1.40
Less distributions from: Net investment income	(.87)	(.81)	(.58)	(.55)	(.35)
Net asset value, end of period	$ 17.35	$ 24.81	$ 24.46	$ 22.75	$ 22.37
Total Return (%)	(27.33)[b]	4.84[b]	10.24[b,c]	4.30[b]	6.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	307	528	600	653	622
Ratio of expenses before expense reductions (%)	.64	.52	.55	.55	.59
Ratio of expenses after expense reductions (%)	.62	.51	.51	.53	.59
Ratio of net investment income (%)	2.83	3.00	2.99[c]	2.66	2.18
Portfolio turnover rate (%)	263	199	108	122	140
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 24.78	$ 24.43	$ 22.72	$ 22.33	$ 21.28
Income (loss) from investment operations: Net investment income[a]	.53	.65	.60[c]	.51	.39
Net realized and unrealized gain (loss)	(7.20)	.41	1.60	.35	.92
Total from investment operations	(6.67)	1.06	2.20	.86	1.31
Less distributions from: Net investment income	(.78)	(.71)	(.49)	(.47)	(.26)
Net asset value, end of period	$ 17.33	$ 24.78	$ 24.43	$ 22.72	$ 22.33
Total Return (%)	(27.65)[b]	4.43[b]	9.82[b,c]	3.90[b]	6.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05	7	30	34	33
Ratio of expenses before expense reductions (%)	.96	.89	.93	.95	.97
Ratio of expenses after expense reductions (%)	.93	.88	.89	.91	.97
Ratio of net investment income (%)	2.52	2.63	2.61[c]	2.28	1.80
Portfolio turnover rate (%)	263	199	108	122	140
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

Performance Summary December 31, 2008

DWS Blue Chip VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.71% and 0.96% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP
[] DWS Blue Chip VIP — Class A [] Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Blue Chip VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,151	$7,362	$9,402	$9,054
	Average annual total return	-38.49%	-9.71%	-1.23%	-.99%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$8,963
	Average annual total return	-37.60%	-8.66%	-2.04%	-1.09%
DWS Blue Chip VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$6,152	$7,310	9,264	$10,681
	Average annual total return	-38.48%	-9.92%	-1.52%	1.02%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,022	$10,532
	Average annual total return	-37.60%	-8.66%	-2.04%	.80%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Blue Chip VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 691.80	$ 693.40
Expenses Paid per $1,000*	$ 3.27	$ 5.02
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.27	$ 1,019.20
Expenses Paid per $1,000*	$ 3.91	$ 5.99
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.77%	1.18%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Blue Chip VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -37.31% for the 12 months ended December 31, 2008. With a return of -38.49% (Class A shares, unadjusted for contract charges), the Portfolio's return was in line with that of its benchmark, the Russell 1000® Index, which posted a return of -37.60%.

The major contributors to the Portfolio's performance were underweights and stock selection in the financials and consumer discretionary sectors.1 In the financials sector, the Portfolio's performance benefited from not owning many of the worst-performing stocks. In the consumer discretionary sector, performance benefited from overweight positions in The DIRECTV Group, Inc., AutoZone, Inc. and McDonald's Corp.

The major detractors from the Portfolio's performance relative to its benchmark were stock selection in the energy and materials sectors. In the energy sector, performance was hurt by an underweight position in ExxonMobil Corp., which was down less than the sector, and by overweights in coal producers Walter Industries, Inc. and Massey Energy Co. In the materials sector, overweight positions in Terra Industries, Inc. and CF Industries Holdings, Inc., both of which produce fertilizer and other agricultural products, detracted from performance.

Robert Wang, Julie Abbett and James B. Francis, CFA
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	99%	97%
Government & Agency Obligation	1%	—
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Health Care	17%	14%
Information Technology	16%	15%
Industrials	14%	13%
Consumer Staples	13%	9%
Energy	11%	14%
Financials	11%	15%
Consumer Discretionary	10%	11%
Telecommunication Services	4%	4%
Materials	2%	3%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 50. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Blue Chip VIP

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 9.8%
Auto Components 0.1%
Autoliv, Inc.	3,100	66,526
Lear Corp.*	22,900	32,289
		98,815
Hotels Restaurants & Leisure 1.8%
McDonald's Corp.	22,300	1,386,837
Yum! Brands, Inc.	15,200	478,800
		1,865,637
Household Durables 0.3%
Leggett & Platt, Inc.	17,800	270,382
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	6,600	338,448
Leisure Equipment & Products 0.2%
Hasbro, Inc.	7,900	230,443
Media 3.6%
Comcast Corp. "A"	103,700	1,750,456
Comcast Corp., Special "A"	27,600	445,740
DISH Network Corp. "A"*	19,900	220,691
Liberty Media Corp. — Entertainment "A"*	8,100	141,588
The DIRECTV Group, Inc.*	57,600	1,319,616
		3,878,091
Specialty Retail 3.4%
AutoZone, Inc.*	6,900	962,343
Best Buy Co., Inc.	31,000	871,410
Children's Place Retail Stores, Inc.*	3,100	67,208
RadioShack Corp.	30,400	362,976
Rent-A-Center, Inc.*	6,700	118,255
The Gap, Inc.	33,800	452,582
TJX Companies, Inc.	39,700	816,629
		3,651,403
Textiles, Apparel & Luxury Goods 0.1%
Quiksilver, Inc.*	18,100	33,304
Wolverine World Wide, Inc.	3,200	67,328
		100,632
Consumer Staples 12.9%
Beverages 1.5%
Pepsi Bottling Group, Inc.	10,300	231,853
PepsiCo, Inc.	24,700	1,352,819
		1,584,672
Food & Staples Retailing 4.0%
Kroger Co.	55,700	1,471,037
Pantry, Inc.*	1,600	34,320
Sysco Corp.	14,100	323,454
Wal-Mart Stores, Inc. (a)	44,000	2,466,640
		4,295,451
Food Products 1.7%
Archer-Daniels-Midland Co.	7,600	219,108
Bunge Ltd. (a)	5,500	284,735
Chiquita Brands International, Inc.*	15,000	221,700
Darling International, Inc.*	10,400	57,096
Fresh Del Monte Produce, Inc.*	11,100	248,862
General Mills, Inc.	12,000	729,000
		1,760,501
	Shares	Value ($)

Household Products 3.6%
Church & Dwight Co., Inc.	1,900	106,628
Colgate-Palmolive Co.	30,900	2,117,886
Procter & Gamble Co.	26,500	1,638,230
		3,862,744
Personal Products 0.2%
Herbalife Ltd.	8,700	188,616
Tobacco 1.9%
Altria Group, Inc.	57,000	858,420
Philip Morris International, Inc.	27,900	1,213,929
		2,072,349
Energy 11.4%
Oil, Gas & Consumable Fuels
Alpha Natural Resources, Inc.*	12,100	195,899
Apache Corp.	26,500	1,975,045
Arch Coal, Inc.	20,500	333,945
Chevron Corp.	11,000	813,670
Cimarex Energy Co.	18,700	500,786
ConocoPhillips	5,300	274,540
Encore Acquisition Co.*	23,900	609,928
ExxonMobil Corp.	8,740	697,714
Frontline Ltd. (a)	30,800	911,988
Hess Corp.	31,200	1,673,568
Mariner Energy, Inc.*	25,300	258,060
Massey Energy Co.	27,600	380,604
McMoRan Exploration Co.* (a)	31,000	303,800
Occidental Petroleum Corp.	35,400	2,123,646
W&T Offshore, Inc.	20,100	287,832
Walter Industries, Inc.	44,900	786,199
		12,127,224
Financials 11.3%
Capital Markets 2.3%
Bank of New York Mellon Corp.	63,200	1,790,456
State Street Corp.	18,200	715,806
		2,506,262
Commercial Banks 2.1%
Banco Itau Holding Financeira SA (ADR) (Preferred)	27,500	319,000
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	6,900	445,878
Wells Fargo & Co.	50,600	1,491,688
		2,256,566
Consumer Finance 0.1%
Cash America International, Inc.	2,600	71,110
Diversified Financial Services 2.3%
JPMorgan Chase & Co.	77,600	2,446,728
Insurance 4.0%
ACE Ltd.	36,300	1,920,996
Aflac, Inc.	6,300	288,792
Allied World Assurance Co. Holdings Ltd.	2,500	101,500
Aon Corp.	8,100	370,008
Arch Capital Group Ltd.*	1,200	84,120
Arthur J. Gallagher & Co.	2,900	75,139
Assurant, Inc.	4,100	123,000
Berkshire Hathaway, Inc. "B"*	200	642,800
The Travelers Companies, Inc.	7,600	343,520
	Shares	Value ($)

Unum Group	5,100	94,860
XL Capital Ltd. "A" (a)	57,700	213,490
		4,258,225
Real Estate Investment Trusts 0.5%
Boston Properties, Inc. (REIT)	1,800	99,000
Essex Property Trust, Inc. (REIT)	2,100	161,175
Rayonier, Inc. (REIT)	4,200	131,670
Simon Property Group, Inc. (REIT)	1,900	100,947
		492,792
Health Care 16.5%
Biotechnology 2.7%
Amgen, Inc.*	2,500	144,375
Gilead Sciences, Inc.*	40,300	2,060,942
OSI Pharmaceuticals, Inc.*	17,800	695,090
		2,900,407
Health Care Equipment & Supplies 2.9%
Baxter International, Inc.	29,600	1,586,264
Becton, Dickinson & Co.	16,000	1,094,240
Covidien Ltd.	6,800	246,432
Kinetic Concepts, Inc.*	2,900	55,622
Varian Medical Systems, Inc.*	1,500	52,560
		3,035,118
Health Care Providers & Services 4.6%
Aetna, Inc.	60,200	1,715,700
Express Scripts, Inc.*	27,600	1,517,448
Humana, Inc.*	15,100	562,928
Kindred Healthcare, Inc.*	6,100	79,422
Magellan Health Services, Inc.*	800	31,328
Medco Health Solutions, Inc.*	23,100	968,121
Universal Health Services, Inc. "B"	1,800	67,626
		4,942,573
Pharmaceuticals 6.3%
Abbott Laboratories	14,900	795,213
Eli Lilly & Co.	48,500	1,953,095
Johnson & Johnson	13,200	789,756
Merck & Co., Inc.	28,200	857,280
Perrigo Co.	1,300	42,003
Pfizer, Inc.	32,400	573,804
Schering-Plough Corp.	81,800	1,393,054
Sepracor, Inc.*	7,700	84,546
Teva Pharmaceutical Industries Ltd. (ADR)	3,900	166,023
		6,654,774
Industrials 13.5%
Aerospace & Defense 3.4%
General Dynamics Corp.	11,200	645,008
Goodrich Corp.	11,200	414,624
Honeywell International, Inc.	46,800	1,536,444
L-3 Communications Holdings, Inc.	7,300	538,594
Lockheed Martin Corp.	2,900	243,832
Northrop Grumman Corp.	5,800	261,232
Spirit AeroSystems Holdings, Inc. "A"*	4,200	42,714
		3,682,448
Commercial Services & Supplies 0.3%
The Brink's Co.	11,700	314,496
Construction & Engineering 1.6%
Chicago Bridge & Iron Co. NV (NY Registered Shares)	3,400	34,170
EMCOR Group, Inc.*	18,500	414,955
	Shares	Value ($)

Fluor Corp.	12,900	578,823
Foster Wheeler Ltd.*	17,300	404,474
Perini Corp.*	10,700	250,166
		1,682,588
Electrical Equipment 1.1%
Acuity Brands, Inc.	1,500	52,365
Energy Conversion Devices, Inc.*	13,300	335,293
GrafTech International Ltd.*	87,000	723,840
Woodward Governor Co.	2,400	55,248
		1,166,746
Industrial Conglomerates 0.1%
General Electric Co.	6,200	100,440
Machinery 4.3%
AGCO Corp.*	26,400	622,776
Caterpillar, Inc.	27,800	1,241,826
CNH Global NV	4,000	62,400
Cummins, Inc.	23,900	638,847
Dover Corp.	2,500	82,300
Flowserve Corp.	7,300	375,950
Gardner Denver, Inc.*	1,700	39,678
Joy Global, Inc.	11,000	251,790
Parker Hannifin Corp.	27,600	1,174,104
Trinity Industries, Inc.	6,200	97,712
		4,587,383
Road & Rail 2.7%
Burlington Northern Santa Fe Corp.	14,500	1,097,795
Norfolk Southern Corp.	16,900	795,145
Ryder System, Inc.	25,400	985,012
		2,877,952
Information Technology 15.5%
Communications Equipment 0.3%
Cisco Systems, Inc.*	20,900	340,670
Computers & Peripherals 6.7%
Hewlett-Packard Co.	61,900	2,246,351
International Business Machines Corp.	27,600	2,322,816
Lexmark International, Inc. "A"*	32,700	879,630
QLogic Corp.*	43,000	577,920
Western Digital Corp.*	93,200	1,067,140
		7,093,857
Electronic Equipment, Instruments & Components 0.4%
Dolby Laboratories, Inc. "A"* (a)	3,600	117,936
Jabil Circuit, Inc.	43,100	290,925
		408,861
Internet Software & Services 1.5%
eBay, Inc.*	18,600	259,656
Google, Inc. "A"*	4,000	1,230,600
Yahoo!, Inc.*	4,700	57,340
		1,547,596
IT Services 3.6%
Accenture Ltd. "A"	32,200	1,055,838
Automatic Data Processing, Inc.	26,900	1,058,246
Computer Sciences Corp.*	21,400	751,996
Visa, Inc. "A"	18,100	949,345
		3,815,425
Software 3.0%
Microsoft Corp.	157,300	3,057,912
Symantec Corp.*	13,800	186,576
		3,244,488
	Shares	Value ($)

Materials 2.4%
Chemicals
CF Industries Holdings, Inc.	22,200	1,091,352
Terra Industries, Inc.	82,000	1,366,940
The Mosaic Co.	2,800	96,880
		2,555,172
Telecommunication Services 4.0%
Diversified Telecommunication Services
AT&T, Inc.	46,700	1,330,950
Embarq Corp.	24,000	863,040
Verizon Communications, Inc.	59,400	2,013,660
		4,207,650
Utilities 1.8%
Electric Utilities 0.6%
Duke Energy Corp.	3,000	45,030
Edison International	9,300	298,716
Hawaiian Electric Industries, Inc.	1,300	28,782
Pepco Holdings, Inc.	5,700	101,232
Portland General Electric Co.	1,700	33,099
Southern Co.	4,300	159,100
		665,959
Gas Utilities 0.3%
Atmos Energy Corp.	1,800	42,660
ONEOK, Inc.	7,300	212,576
UGI Corp.	1,500	36,630
		291,866
Independent Power Producers & Energy Traders 0.4%
AES Corp.*	51,400	423,536
	Shares	Value ($)

Multi-Utilities 0.5%
Dominion Resources, Inc.	8,500	304,640
Integrys Energy Group, Inc.	1,400	60,172
Sempra Energy	3,000	127,891
TECO Energy, Inc.	2,400	29,640
		522,343
Total Common Stocks (Cost $137,138,756)		105,419,439
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.5%
US Treasury Obligation
US Treasury Bill, 0.17%**, 1/15/2009 (b) (Cost $508,951)	509,000	508,997
	Shares	Value ($)

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional, 1.69% (c) (d) (Cost $3,998,652)	3,998,652	3,998,652

Cash Equivalents 0.4%
Cash Management QP Trust, 1.42% (c) (Cost $391,004)	391,004	391,004
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $142,037,363)+	103.7	110,318,092
Other Assets and Liabilities, Net	(3.7)	(3,950,560)
Net Assets	100.0	106,367,532
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $145,284,545. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $34,966,453. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,176,823 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $39,143,276.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $3,967,514, which is 3.7% of net assets.
(b) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/20/2009	18	796,812	810,090	13,278

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 109,418,091	$ 13,278
Level 2	900,001	—
Level 3	—	—
Total	$ 110,318,092	$ 13,278
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $137,647,707 — including $3,967,514 of securities loaned)	$ 105,928,436
Investment in Daily Assets Fund Institutional (cost $3,998,652)*	3,998,652
Investment in Cash Management QP Trust (cost $391,004)	391,004
Total investments, at value (cost $142,037,363)	110,318,092
Foreign currency, at value (cost $2,166)	1,799
Dividends receivable	166,218
Interest receivable	7,465
Receivable for Portfolio shares sold	138,879
Receivable for daily variation margin on open futures contracts	15,886
Other assets	4,951
Total assets	110,653,290
Liabilities
Payable for Portfolio shares redeemed	130,960
Payable upon return of securities loaned	3,998,652
Accrued management fee	44,971
Other accrued expenses and payables	111,175
Total liabilities	4,285,758
Net assets, at value	$ 106,367,532
Net Assets Consist of
Undistributed net investment income	1,989,745
Net unrealized appreciation (depreciation) on: Investments	(31,719,271)
Futures	13,278
Foreign currency	(367)
Accumulated net realized gain (loss)	(42,126,808)
Paid-in capital	178,210,955
Net assets, at value	$ 106,367,532
Class A Net Asset Value, offering and redemption price per share ($106,234,053 ÷ 14,644,836 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.25
Class B Net Asset Value, offering and redemption price per share ($133,479 ÷ 18,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.26
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,442)	$ 3,198,442
Interest	11,205
Interest — Cash Management QP Trust	112,527
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	47,234
Total Income	3,369,408
Expenses: Management fee	1,059,617
Administration fee	105,793
Custodian fee	21,180
Distribution service fee (Class B)	8,244
Record keeping fees (Class B)	4,171
Services to shareholders	611
Professional fees	68,734
Trustees' fees and expenses	22,463
Reports to shareholders and shareholder meeting	83,035
Other	11,869
Total expenses before expense reductions	1,385,717
Expense reductions	(11,238)
Total expenses after expense reductions	1,374,479
Net investment income (loss)	1,994,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(34,670,300)
Futures	(1,922,293)
Foreign currency	173
(36,592,420)
Change in net unrealized appreciation (depreciation) on: Investments	(46,235,581)
Futures	29,101
Foreign currency	(379)
(46,206,859)
Net gain (loss)	(82,799,279)
Net increase (decrease) in net assets resulting from operations	$ (80,804,350)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 1,994,929	$ 3,464,188
Net realized gain (loss)	(36,592,420)	33,055,813
Change in net unrealized appreciation (depreciation)	(46,206,859)	(21,646,324)
Net increase (decrease) in net assets resulting from operations	(80,804,350)	14,873,677
Distributions to shareholders from: Net investment income: Class A	(3,297,531)	(3,290,254)
Class B	(117,139)	(315,334)
Net realized gain: Class A	(35,917,893)	(34,899,465)
Class B	(1,664,515)	(5,204,548)
Total distributions	(40,997,078)	(43,709,601)
Portfolio share transactions: Class A Proceeds from shares sold	5,194,608	16,482,598
Reinvestment of distributions	39,215,424	38,189,719
Cost of shares redeemed	(60,894,125)	(100,561,920)
Net increase (decrease) in net assets from Class A share transactions	(16,484,093)	(45,889,603)
Class B Proceeds from shares sold	238,193	5,401,154
Reinvestment of distributions	1,781,654	5,519,882
Cost of shares redeemed	(10,423,558)	(42,573,159)
Net increase (decrease) in net assets from Class B share transactions	(8,403,711)	(31,652,123)
Increase (decrease) in net assets	(146,689,232)	(106,377,650)
Net assets at beginning of period	253,056,764	359,434,414
Net assets at end of period (including undistributed net investment income of $1,989,745 and $3,469,179, respectively)	$ 106,367,532	$ 253,056,764
Other Information
Class A Shares outstanding at beginning of period	16,515,920	19,412,716
Shares sold	519,469	1,075,933
Shares issued to shareholders in reinvestment of distributions	3,731,248	2,657,601
Shares redeemed	(6,121,801)	(6,630,330)
Net increase (decrease) in Class A shares	(1,871,084)	(2,896,796)
Shares outstanding at end of period	14,644,836	16,515,920
Class B Shares outstanding at beginning of period	755,480	2,824,828
Shares sold	18,580	372,774
Shares issued to shareholders in reinvestment of distributions	169,520	384,392
Shares redeemed	(925,201)	(2,826,514)
Net increase (decrease) in Class B shares	(737,101)	(2,069,348)
Shares outstanding at end of period	18,379	755,480

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.65	$ 16.17	$ 14.88	$ 13.65	$ 11.84
Income (loss) from investment operations: Net investment income[a]	.12	.17	.17[c]	.14	.13
Net realized and unrealized gain (loss)	(4.97)	.36	2.07	1.22	1.76
Total from investment operations	(4.85)	.53	2.24	1.36	1.89
Less distributions from: Net investment income	(.21)	(.18)	(.14)	(.13)	(.08)
Net realized gains	(2.34)	(1.87)	(.81)	—	—
Total distributions	(2.55)	(2.05)	(.95)	(.13)	(.08)
Net asset value, end of period	$ 7.25	$ 14.65	$ 16.17	$ 14.88	$ 13.65
Total Return (%)	(38.49)[b]	3.50	15.65[c]	10.06	16.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	242	314	294	283
Ratio of expenses before expense reductions (%)	.76	.71	.71	.70	.70
Ratio of expenses after expense reductions (%)	.76	.71	.71	.70	.70
Ratio of net investment income (%)	1.12	1.13	1.12[c]	1.00	1.08
Portfolio turnover rate (%)	127	275	226	288	249
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.61	$ 16.12	$ 14.83	$ 13.60	$ 11.80
Income (loss) from investment operations: Net investment income[a]	.04	.11	.11[c]	.09	.09
Net realized and unrealized gain (loss)	(4.89)	.36	2.07	1.22	1.74
Total from investment operations	(4.85)	.47	2.18	1.31	1.83
Less distributions from: Net investment income	(.16)	(.11)	(.08)	(.08)	(.03)
Net realized gains	(2.34)	(1.87)	(.81)	—	—
Total distributions	(2.50)	(1.98)	(.89)	(.08)	(.03)
Net asset value, end of period	$ 7.26	$ 14.61	$ 16.12	$ 14.83	$ 13.60
Total Return (%)	(38.48)[b]	3.15	15.19[c]	9.68	15.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.13	11	46	44	37
Ratio of expenses before expense reductions (%)	1.22	1.09	1.09	1.09	1.08
Ratio of expenses after expense reductions (%)	1.21	1.09	1.09	1.09	1.08
Ratio of net investment income (%)	.67	.75	.74[c]	.61	.70
Portfolio turnover rate (%)	127	275	226	288	249
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Performance Summary December 31, 2008

DWS Conservative Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual Portfolio direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.69% for Class B shares. The total Portfolio direct and estimated indirect Underlying DWS Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as presented in the fee table of the prospectus dated May 1, 2008 is 1.33% for Class B shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Conservative Allocation VIP from 8/16/2004 to 12/31/2008
[] DWS Conservative Allocation VIP — Class B [] Barclays Capital US Aggregate Index [] Russell 1000® Index

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Russell 1000® Index is an unmanaged Index that measures the performance of the 1,000 largest companies in the Russell® 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Conservative Allocation VIP		1-Year	3-Year	Life of Portfolio*
Class B	Growth of $10,000	$7,712	$8,784	$9,774
	Average annual total return	-22.88%	-4.23%	-.52%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,178
	Average annual total return	5.24%	5.51%	4.65%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,005
	Average annual total return	-37.60%	-8.66%	-2.39%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Conservative Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios and non-affiliated funds ("Underlying Portfolios") in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Portfolios is based on the expense ratios from the Underlying Portfolios' most recent shareholder report. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 807.80
Expenses Paid per $1,000*	$ 3.09
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.72
Expenses Paid per $1,000*	$ 3.46
Direct Portfolio Expenses and Acquired Portfolios (Underlying Portfolios) Fees and Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 807.80
Expenses Paid per $1,000**	$ 6.18
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,018.30
Expenses Paid per $1,000**	$ 6.90
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
** Expenses are equal to the Portfolio's annualized expense ratio plus the Acquired Portfolios (Underlying Portfolios) Fees and Expenses, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.68%
Acquired Portfolios (Underlying Portfolios) Fees and Expenses	.68%
Net Annual Portfolio and Acquired Portfolios (Underlying Portfolios) Operating Expenses	1.36%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Conservative Allocation VIP

For the 12 months ended December 31, 2008, the DWS Conservative Allocation VIP's Class B shares (unadjusted for contract charges) had a return of -22.88%. For the 12-month period, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -37.31%. Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. The Portfolio's return was below that of its bond benchmark, the Barclays Capital US Aggregate Index, which returned 5.24%, but above the returns of its equity benchmark, the Russell 1000® Index, which returned -37.60%.

There are three major determinants of the Portfolio's performance: strategic asset allocation, tactical asset allocation and the performance of the underlying funds in which the Portfolio's assets are invested. During 2008, strategic asset allocation contributed to the Portfolio's performance relative to its peer group of comparable funds, while tactical asset allocation and performance of the underlying funds detracted.

Strategic asset allocation refers to the longer-term allocation among asset classes. The Portfolio's allocation between equity and fixed-income funds remained close to its target of 40% equity and 60% fixed income during 2008. Tactical allocation decisions are short-term underweights or overweights of particular asset classes relative to their longer-term strategic asset allocation targets.1 Overall tactical asset allocation, with an underweight of cash equivalents and investment-grade bonds balanced by an overweight in large-cap and international equities, detracted from performance, as fixed-income securities performed better than stocks.

Performance of each of the underlying funds is compared to a suitable benchmark for that particular fund's asset class and management style. The underlying funds as a group detracted from performance relative to their respective benchmarks. However, large-cap equity funds added value relative to their peers, as did high-yield funds, although these funds had negative absolute returns.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Conservative Allocation VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Fixed Income — Bond Funds	56%	46%
Equity — Equity Funds	35%	43%
Equity — Exchange Traded Funds	5%	—
Fixed Income — Money Market Funds	4%	11%
	100%	100%
Target Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Fixed Income	60%	60%
Equity	40%	40%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 65. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Conservative Allocation VIP

	Shares	Value ($)

Equity — Equity Funds 35.3%
DWS Blue Chip VIP "A"	3,478	25,216
DWS Capital Growth VIP "A"	18,954	256,833
DWS Communications Fund "Institutional"	1,413	13,866
DWS Davis Venture Value VIP "A"	60,842	456,920
DWS Dreman High Return Equity VIP "A"	3,403	21,132
DWS Dreman Small Cap Value Fund "Institutional"	2,240	54,314
DWS Dreman Small Mid Cap Value VIP "A"	29,503	233,961
DWS Emerging Markets Equity Fund "Institutional"	6,484	66,006
DWS Equity 500 Index VIP "A"	15,256	145,693
DWS Global Opportunities VIP "A"	23,488	182,971
DWS Global Thematic VIP "A"	28,882	168,673
DWS Growth & Income VIP "A"	121,911	624,186
DWS Health Care VIP "A"	19,278	182,180
DWS International Select Equity VIP "A"	3,974	24,720
DWS International VIP "A"	53,261	347,260
DWS Janus Growth & Income VIP "A"	12,884	87,483
DWS Japan Equity Fund "S"	3,599	26,527
DWS Large Cap Value VIP "A"	123,443	1,101,115
DWS Micro Cap Fund "Institutional"	1,170	11,287
DWS Mid Cap Growth VIP "A"	725	4,928
DWS RREEF Global Real Estate Securities Fund "Institutional"	8,167	43,940
DWS RREEF Real Estate Securities Fund "Institutional"	773	8,594
DWS Small Cap Core Fund "S"	1,400	15,331
DWS Small Cap Growth VIP "A"	12,250	93,220
DWS Small Cap Index VIP "A"	12,905	111,370
DWS Technology VIP "A"	28,582	164,633
Total Equity Funds (Cost $7,651,779)		4,472,359

Equity — Exchange Traded Funds 4.6%
Consumer Discretionary Select Sector SPDR Fund	1,812	39,085
Consumer Staples Select Sector SPDR Fund	2,203	52,586
	Shares	Value ($)

Energy Select Sector SPDR Fund	600	28,704
Financial Select Sector SPDR Fund	3,609	45,546
Industrial Select Sector SPDR Fund	2,516	59,076
iShares MSCI Australia Index Fund	2,719	38,093
iShares MSCI Canada Index Fund	4,964	86,523
iShares MSCI EAFE Small Cap Index Fund	934	24,013
iShares MSCI France Index Fund	725	15,174
iShares MSCI Netherlands Investable Market Index Fund	995	14,845
iShares MSCI Switzerland Index Fund	3,821	70,841
iShares MSCI United Kingdom Index Fund	7,596	93,051
Utilities Select Sector SPDR Fund	547	15,879
Total Exchange Traded Funds (Cost $794,476)		583,416

Fixed Income — Bond Funds 56.4%
DWS Core Fixed Income VIP "A"	250,081	2,225,721
DWS Emerging Markets Fixed Income Fund "Institutional"	7,487	61,843
DWS Global Bond Fund "S"	66,867	669,341
DWS Government & Agency Securities VIP "A"	118,173	1,465,344
DWS High Income VIP "A"	84,794	451,106
DWS Inflation Protected Plus Fund "Institutional"	29,574	269,719
DWS Short Duration Plus Fund "Institutional"	33,594	294,620
DWS US Bond Index Fund "Institutional"	165,915	1,708,927
Total Fixed Income — Bond Funds (Cost $7,968,294)		7,146,621

Fixed Income — Money Market Fund 4.0%
Cash Management QP Trust (Cost $505,699)	505,699	505,699
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $16,920,248)+	100.3	12,708,095
Other Assets and Liabilities, Net	(0.3)	(34,867)
Net Assets	100.0	12,673,228
+ The cost for federal income tax purposes was $16,977,704. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $4,269,609. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,844 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,332,453.

EAFE: Europe, Australasia and Far East

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 12,202,396
Level 2	505,699
Level 3	—
Total	$ 12,708,095

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $15,620,073)	$ 11,618,980
Investments in Non-affiliated funds (cost $794,476)	583,416
Investment in Cash Management QP Trust (cost $505,699)	505,699
Total investments, at value (cost $16,920,248)	12,708,095
Interest receivable	651
Dividends receivable	206
Due from Advisor	20,199
Other assets	484
Total assets	12,729,635
Liabilities
Payable for Portfolio shares redeemed	661
Other accrued expenses and payables	55,746
Total liabilities	56,407
Net assets, at value	$ 12,673,228
Net Assets Consist of:
Undistributed net investment income	1,032,166
Net unrealized appreciation (depreciation) on investments	(4,212,153)
Accumulated net realized gain (loss)	(119,667)
Paid-in capital	15,972,882
Net assets, at value	$ 12,673,228
Class B Net Asset Value, offering and redemption price per share ($12,673,228 ÷ 1,971,510 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 776,846
Dividends	12,482
Interest — Cash Management QP Trust	34,156
Total Income	823,484
Expenses: Management fee	15,317
Administration fee	10,198
Services to shareholders	66
Custodian and accounting fees	20,998
Distribution service fee	39,976
Record keeping fees	16,607
Audit and tax fees	45,135
Legal	25,916
Trustees' fees and expenses	6,315
Reports to shareholders and shareholder meeting	14,715
Other	3,752
Total expenses before expense reductions	198,995
Expense reductions	(86,963)
Total expenses after expense reductions	112,032
Net investment income (loss)	711,452
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,181,605)
Capital gain distributions from Underlying Affiliated Portfolios	1,411,975
230,370
Change in net unrealized appreciation (depreciation) on investments	(4,886,046)
Net gain (loss)	(4,655,676)
Net increase (decrease) in net assets resulting from operations	$ (3,944,224)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 711,452	$ 1,473,106
Net realized gain (loss)	230,370	3,969,944
Change in net unrealized appreciation (depreciation)	(4,886,046)	(2,632,084)
Net increase (decrease) in net assets resulting from operations	(3,944,224)	2,810,966
Distributions to shareholders from: Net investment income: Class B	(1,920,781)	(1,186,066)
Net realized gains: Class B	(3,261,704)	(1,601,633)
Total distributions	(5,182,485)	(2,787,699)
Portfolio share transactions: Class B Proceeds from shares sold	2,652,766	2,669,740
Reinvestment of distributions	5,182,485	2,787,699
Cost of shares redeemed	(3,836,502)	(47,127,563)
Net increase (decrease) in net assets from Class B share transactions	3,998,749	(41,670,124)
Increase (decrease) in net assets	(5,127,960)	(41,646,857)
Net assets at beginning of period	17,801,188	59,448,045
Net assets at end of period (including undistributed net investment income of $1,032,166 and $1,914,850, respectively)	$ 12,673,228	$ 17,801,188
Other Information
Class B Shares outstanding at beginning of period	1,504,098	5,014,229
Shares sold	291,401	226,057
Shares issued to shareholders in reinvestment of distributions	654,354	243,893
Shares redeemed	(478,343)	(3,980,081)
Net increase (decrease) in Class B shares	467,412	(3,510,131)
Shares outstanding at end of period	1,971,510	1,504,098

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.84	$ 11.86	$ 11.10	$ 10.66	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.37	.31	.22	.19	(.03)
Net realized and unrealized gain (loss)	(2.46)	.23	.74	.28	.69
Total from investment operations	(2.09)	.54	.96	.47	.66
Less distributions from: Net investment income	(1.23)	(.24)	(.14)	—	—
Net realized gain	(2.09)	(.32)	(.06)	(.03)	—
Total distributions	(3.32)	(.56)	(.20)	(.03)	—
Net asset value, end of period	$ 6.43	$ 11.84	$ 11.86	$ 11.10	$ 10.66
Total Return (%)[c,d]	(22.88)	4.68	8.81	4.38	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	18	59	46	14
Ratio of expenses before expense reductions (%)[e]	1.24	.77	.79	.94	2.96*
Ratio of expenses after expense reductions (%)[e]	.70	.71	.74	.75	.75*
Ratio of net investment income (loss) (%)	4.45	2.65	1.90	1.73	(.67)*
Portfolio turnover rate (%)	59	32	31	27	18
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced some Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and non-affiliated funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Performance Summary December 31, 2008

DWS Core Fixed Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.66% and 0.91% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. In the recent market environment, mortgage-backed securities are experiencing increased volatility. Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP
[] DWS Core Fixed Income VIP — Class A [] Barclays Capital US Aggregate Index

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,067	$8,762	$9,364	$12,099
	Average annual total return	-19.33%	-4.31%	-1.31%	1.92%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,552	$17,297
	Average annual total return	5.24%	5.51%	4.65%	5.63%
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$8,029	$8,654	$9,176	$10,121
	Average annual total return	-19.71%	-4.70%	-1.70%	.18%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,552	$13,881
	Average annual total return	5.24%	5.51%	4.65%	5.17%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Core Fixed Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 825.60	$ 823.70
Expenses Paid per $1,000*	$ 3.07	$ 4.91
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.77	$ 1,019.76
Expenses Paid per $1,000*	$ 3.40	$ 5.43
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Core Fixed Income VIP	.67%	1.07%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Core Fixed Income VIP

Entering the year, banks were pulling back financing from the markets as they were forced to come to terms with losses related to the subprime mortgage crisis that had emerged in the summer of 2007. As 2008 progressed, ongoing fallout from the collapse in housing and mortgages led to the failure, forced merger or government bailout of a number of leading global financial institutions in both the US and Europe. The result was further tightening of credit that caused global economic growth to pull back sharply during the fourth quarter. Given this backdrop, investors' risk tolerance approached zero and liquidity all but evaporated. What ensued was a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for all other segments of the bond market. As investor risk aversion peaked in October and November, even AAA-rated mortgage-backed issues experienced a collapse in demand.1 Over the 12-month period, the US Federal Reserve Board (the Fed) cut the benchmark federal funds rate (the overnight rate charged by banks when they borrow money from each other) from 4.25% to basically zero as it sought to provide market participants with liquidity, and Treasury yields fell dramatically.

During the 12-month period ended December 31, 2008, the Portfolio provided a total return of -19.33% (Class A shares, unadjusted for contract charges) compared with the 5.24% return of its benchmark, the Barclays Capital US Aggregate Index.

The portfolio's underperformance versus the benchmark is the result of our focus on fixed-income sectors that trade at a yield spread to Treasuries.2 The positive return of the benchmark is the result of extraordinary Treasury performance driven by the unprecedented flight to quality, and masks steep declines in other, credit-sensitive segments of the bond market. In particular, our holdings of commercial mortgage-backed securities and non-agency residential mortgage-backed securities suffered historically poor performance, especially late in the year. Entering 2009, yield spreads are at all-time highs in many sectors. We have repositioned the Portfolio to maximize the potential upside when the credit cycle ultimately turns for the better. This has meant selling the Portfolio's below-AAA-rated positions in favor of AAA-rated securities that are structured to provide a significant degree of protection against rising defaults. We believe the rapid deterioration in the outlook and pricing of AAA-rated bonds toward the end of the year has made this positioning very attractive at this time.

The following portfolio managers were responsible for the day-to-day management of the Portfolio for the period covered by this report.
Gary W. Bartlett, CFA Warren S. Davis, III	J. Christopher Gagnier William T. Lissenden	Daniel R. Taylor, CFA Timothy C. Vile, CFA
Portfolio Managers, Aberdeen Asset Management Inc., Subadvisor to the Portfolio

Effective on or about February 27, 2009, Deutsche Investment Management Americas Inc. (the "Advisor") assumed all advisory responsibilities for the Portfolio that were previously delegated to the Portfolio's subadvisor. The following portfolio managers handle the day-to-day management of the Portfolio.

Kenneth R. Bowling, CFA Jamie Guenther, CFA	John Brennan Bruce Harley, CFA	J. Richard Robben, CFA David Vignolo, CFA	J. Kevin Horsley, CFA, CPA Stephen Willer, CFA

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
2 The yield spread is the difference between the yield of a security and the yield of a comparable-duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower-quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Commercial and Non-Agency Mortgage-Backed Securities	30%	37%
Corporate Bonds	24%	17%
Mortgage-Backed Securities Pass-Throughs	21%	17%
Collateralized Mortgage Obligations	10%	7%
Government & Agency Obligations	7%	14%
Municipal Bonds and Notes	5%	2%
Asset-Backed	2%	3%
Preferred Securities	1%	3%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Financials	39%	59%
Utilities	16%	20%
Consumer Discretionary	12%	2%
Energy	12%	2%
Consumer Staples	6%	6%
Materials	4%	5%
Telecommunication Services	3%	1%
Industrials	3%	2%
Information Technology	3%	3%
Health Care	2%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/08	12/31/07

US Government and Agencies	38%	38%
AAA*	32%	42%
AA	2%	2%
A	9%	7%
BBB	19%	11%
	100%	100%
* Includes cash equivalents
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Under 1 year	1%	2%
1-4.99 years	44%	48%
5-9.99 years	37%	39%
10-14.99 years	4%	1%
15 years or greater	14%	10%
	100%	100%

Asset allocation, bond diversification, quality and effective maturity are subject to change.

Weighted average effective maturity: 7.9 years and 6.7 years, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 75. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)

Corporate Bonds 23.8%
Consumer Discretionary 3.1%
British Sky Broadcasting Group PLC, 144A, 9.5%, 11/15/2018	605,000	617,646
Comcast Cable Holdings LLC:
7.875%, 8/1/2013	435,000	447,274
9.875%, 6/15/2022	250,000	296,884
10.125%, 4/15/2022	363,000	438,029
Comcast Corp., 6.5%, 1/15/2017	55,000	54,324
Grupo Televisa SA, 6.0%, 5/15/2018	600,000	504,540
Omnicom Group, Inc., Zero Coupon, 7/31/2032	197,000	187,889
Time Warner Cable, Inc., 6.75%, 7/1/2018	122,000	117,462
Time Warner Entertainment Co., LP, 10.15%, 5/1/2012	460,000	474,155
Time Warner, Inc.:
7.625%, 4/15/2031	360,000	353,812
7.7%, 5/1/2032	325,000	325,401
Viacom, Inc.:
6.25%, 4/30/2016	130,000	107,756
6.75%, 10/5/2037	550,000	423,931
		4,349,103
Consumer Staples 1.5%
CVS Caremark Corp., 6.302%, 6/1/2037	1,949,000	993,990
Kroger Co., 7.0%, 5/1/2018 (a)	375,000	392,170
Miller Brewing Co., 144A, 5.5%, 8/15/2013	840,000	783,203
		2,169,363
Energy 3.0%
Energy Transfer Partners LP, 9.7%, 3/15/2019	735,000	757,352
Enterprise Products Operating LP, Series B, 5.6%, 10/15/2014	510,000	432,703
EOG Resources, Inc., 6.875%, 10/1/2018 (a)	470,000	512,609
Northwest Pipeline GP, 6.05%, 6/15/2018	585,000	510,362
Petro-Canada, 6.8%, 5/15/2038	705,000	532,017
TransCanada PipeLines Ltd.:
6.2%, 10/15/2037	435,000	377,860
6.35%, 5/15/2067	825,000	368,769
Transocean Ltd.:
Series C, 1.5%, 12/15/2037	349,000	268,730
Series A, 1.625%, 12/15/2037	198,000	172,508
Valero Energy Corp., 7.5%, 4/15/2032	365,000	291,826
		4,224,736
Financials 8.6%
Banco Mercantil del Norte SA, 144A, 6.862%, 10/13/2021	355,000	213,000
Corp. Andina de Fomento:
5.75%, 1/12/2017(a)	295,000	246,706
6.875%, 3/15/2012	210,000	203,158
	Principal Amount ($)	Value ($)

Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	545,000	455,908
144A, 7.0%, 10/15/2037	1,285,000	707,747
144A, 8.0%, 1/15/2011	1,346,000	1,262,668
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	940,000	628,185
FPL Group Capital, Inc.:
Series D, 7.3%, 9/1/2067	135,000	75,600
7.875%, 12/15/2015	545,000	590,187
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	445,000	198,956
HBOS PLC, 144A, 6.75%, 5/21/2018	195,000	171,619
HSBC Finance Corp., 5.25%, 1/15/2014 (a)	390,000	369,637
International Lease Finance Corp.:
6.375%, 3/25/2013	262,000	177,976
Series R, 6.625%, 11/15/2013	90,000	60,641
Merrill Lynch & Co., Inc.:
6.22%, 9/15/2026	500,000	461,668
7.75%, 5/14/2038	410,000	451,689
Morgan Stanley, Series F, 6.0%, 4/28/2015	990,000	854,103
National Australia Bank Ltd., 144A, 5.35%, 6/12/2013	485,000	467,448
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	645,000	754,913
PartnerRe Finance II, 6.44%, 12/1/2066	697,000	277,067
Rio Tinto Finance (USA) Ltd.:
5.875%, 7/15/2013 (a)	675,000	537,646
6.5%, 7/15/2018 (a)	315,000	230,949
StanCorp. Financial Group, Inc., 6.9%, 5/29/2067	940,000	512,696
Standard Chartered PLC, 144A, 7.014%, 12/30/2049	900,000	402,889
TNK-BP Finance SA, Series 5, 144A, 7.5%, 3/13/2013	245,000	151,900
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	345,000	299,168
US Bancorp., 0.704%**, 12/11/2035	265,000	241,813
Woori Bank, 144A, 6.208%, 5/2/2037	165,000	65,809
Xstrata Finance Canada Ltd.:
144A, 5.8%, 11/15/2016	940,000	593,403
144A, 6.9%, 11/15/2037	895,000	535,507
		12,200,656
Health Care 0.5%
Medco Health Solutions, Inc., 7.125%, 3/15/2018	740,000	683,829
Industrials 0.8%
Rockies Express Pipeline LLC, 144A, 6.25%, 7/15/2013	1,175,000	1,156,856
Information Technology 0.8%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	190,000	137,952
	Principal Amount ($)	Value ($)

Hewlett Packard Co., 6.125%, 3/1/2014	355,000	377,366
Tyco Electronics Group SA, 6.0%, 10/1/2012	695,000	626,962
		1,142,280
Materials 1.0%
ArcelorMittal, 5.375%, 6/1/2013	375,000	282,805
ArcelorMittal USA, 6.5%, 4/15/2014 (a)	380,000	270,190
Barrick North America Finance LLC, 7.5%, 9/15/2038	605,000	528,994
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015 (a)	425,000	400,776
		1,482,765
Telecommunication Services 0.8%
British Telecommunications PLC, 8.625%, 12/15/2010	600,000	617,219
Qwest Corp., 7.625%, 6/15/2015	234,000	191,880
Telecom Italia Capital, 7.721%, 6/4/2038 (a)	445,000	365,456
		1,174,555
Utilities 3.7%
Arizona Public Service Co., 6.875%, 8/1/2036	1,045,000	727,095
Commonwealth Edison Co., Series 98, 6.15%, 3/15/2012	685,000	667,622
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	560,000	252,000
7.5%, 6/30/2066	640,000	320,000
Integrys Energy Group, Inc., 6.11%, 12/1/2066	1,305,000	626,400
New York State Electric & Gas Corp., 144A, 6.15%, 12/15/2017	1,125,000	1,023,858
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	1,580,000	695,200
Southwestern Public Service Co., Series G, 8.75%, 12/1/2018	680,000	748,581
Union Electric Co., 6.7%, 2/1/2019	153,000	139,411
		5,200,167
Total Corporate Bonds (Cost $42,852,839)		33,784,310

Asset-Backed 1.8%
Home Equity Loans
Countrywide Asset-Backed Certificates:
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,840,000	804,646
"A6", Series 2006-15, 5.826%, 10/25/2046	640,000	372,802
"A1B", Series 2007-S1, 5.888%, 11/25/2036	677,617	437,983
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,830,000	900,009
Securitized Asset-Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036*	459,930	46
Total Asset-Backed (Cost $5,439,773)		2,515,486
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 21.5%
Federal Home Loan Mortgage Corp., 6.0%, 12/1/2034	898,996	928,389
Federal National Mortgage Association:
4.5%, with various maturities from 8/1/2033 until 10/1/2033	2,735,458	2,779,804
5.0%, with various maturities from 8/1/2033 until 7/1/2037	1,319,523	1,351,530
5.166%**, 9/1/2038	686,964	696,238
5.5%, with various maturities from 2/1/2024 until 7/1/2037	16,876,562	17,295,591
6.0%, 4/1/2024	1,183,966	1,227,809
6.5%, with various maturities from 3/1/2017 until 4/1/2037	5,981,058	6,224,912
8.0%, 9/1/2015	21,523	22,856
Total Mortgage-Backed Securities Pass-Throughs (Cost $29,493,733)		30,527,129

Commercial and Non-Agency Mortgage-Backed Securities 29.8%
Adjustable Rate Mortgage Trust:
"3A31", Series 2005-10, 5.414%**, 1/25/2036	1,265,000	612,540
"1A4", Series 2006-2, 5.751%**, 5/25/2036	1,705,000	735,355
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2007-1, 5.451%, 1/15/2049	855,000	634,999
"A2", Series 2007-2, 5.634%, 4/10/2049	1,050,000	823,084
"A4", Series 2007-3, 5.658%**, 6/10/2049	1,035,000	756,971
"A4", Series 2007-2, 5.689%**, 4/10/2049	675,000	512,824
"AM", Series 2007-4, 5.812%**, 2/10/2051	545,000	250,566
Banc of America Mortgage Securities, Inc., "1A20", Series 2005-3, 5.5%, 4/25/2035	1,840,000	1,535,740
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%**, 2/25/2036	2,398,498	1,521,766
"22A1", Series 2007-4, 5.995%**, 6/25/2047	1,260,295	766,168
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.284%**, 12/25/2035	2,204,936	1,436,193
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-8, 5.5%, 10/25/2034	876,307	738,955
Citigroup Mortgage Loan Trust, Inc.:
"2A1", Series 2006-AR1, 4.7%**, 3/25/2036	1,117,873	671,337
"1A1", Series 2006-AR1, 4.9%**, 10/25/2035	366,159	231,147
"1A2", Series 2006-AR2, 5.521%**, 3/25/2036	1,710,326	921,377
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	895,160	675,566
	Principal Amount ($)	Value ($)

Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2007-CD4, 5.322%, 12/11/2049	846,000	590,590
Countrywide Alternative Loan Trust:
"A2", Series 2003-21T1, 5.25%, 12/25/2033	865,799	756,326
"A6", Series 2004-14T2, 5.5%, 8/25/2034	777,122	690,063
"7A1", Series 2004-J2, 6.0%, 12/25/2033	186,000	118,924
"1A1", Series 2004-J1, 6.0%, 2/25/2034	112,958	88,037
Greenwich Capital Commercial Funding Corp., "AM", Series 2007-GG9, 5.475%, 3/10/2039	600,000	304,058
GS Mortgage Securities Corp., "2A1", Series 2008-2R, 144A, 7.5%, 10/25/2036	999,074	649,398
GS Mortgage Securities Corp. II, "AM", Series 2007-GG10, 5.799%**, 8/10/2045	1,375,000	629,688
IndyMac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.766%**, 1/25/2037	1,218,603	793,814
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2007-LD11, 5.804%**, 6/15/2049	2,430,000	1,857,553
"ASB", Series 2007-LD11, 5.819%**, 6/15/2049	3,180,000	2,314,003
"A4", Series 2007-LD12, 5.882%, 2/15/2051	338,000	240,369
"AM", Series 2007-LD12, 6.062%**, 2/15/2051	900,000	422,635
JPMorgan Mortgage Trust:
"2A4L", Series 2006-A6, 5.556%**, 10/25/2036	1,840,000	813,928
"2A4", Series 2006-A2, 5.754%**, 4/25/2036	2,565,000	1,104,921
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040	940,000	668,830
Lehman Mortgage Trust, "3A3", Series 2006-1, 5.5%, 2/25/2036	1,587,268	1,291,070
MASTR Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	460,248	356,692
"5A1", Series 2005-2, 6.5%, 12/25/2034	137,653	81,000
"8A1", Series 2004-3, 7.0%, 4/25/2034	28,167	20,976
MASTR Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	1,025,659	794,885
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	210,000	120,577
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.829%**, 6/12/2050	900,000	641,139
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	1,800,000	1,425,824
"AM", Series 2007-HQ12, 5.632%**, 4/12/2049	675,000	309,677
	Principal Amount ($)	Value ($)

"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,845,000	1,312,513
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	593,930	373,805
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.814%**, 2/20/2047	2,085,257	1,145,952
Structured Adjustable Rate Mortgage Loan Trust, "6A3", Series 2005-21, 5.4%, 11/25/2035	1,485,000	616,290
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	616,539	518,471
Wachovia Bank Commercial Mortgage Trust, "A3", Series 2007-C30, 5.246%, 12/15/2043	1,310,000	993,400
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.158%**, 10/20/2035	2,094,192	1,475,985
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR16, 5.102%**, 12/25/2035	1,660,000	885,562
"1A1", Series 2006-AR16, 5.605%**, 12/25/2036	1,925,183	1,112,772
"1A1", Series 2007-HY2, 5.606%**, 12/25/2036	2,293,328	1,135,502
Wells Fargo Mortgage Backed Securities Trust:
"A4", Series 2005-AR14, 5.387%**, 8/25/2035	1,700,000	870,570
"A1", Series 2006-3, 5.5%, 3/25/2036	1,637,025	1,315,864
"2A5", Series 2006-AR1, 5.548%**, 3/25/2036	1,700,000	681,565
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $65,085,627)		42,347,816

Collateralized Mortgage Obligations 10.1%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	890,199	925,205
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	1,598,552	1,617,720
"ME", Series 2775, 5.0%, 12/15/2032	1,165,000	1,190,271
"PD", Series 2890, 5.0%, 3/15/2033	1,485,000	1,513,747
"OG", Series 2889, 5.0%, 5/15/2033	1,770,000	1,804,183
"XD", Series 2941, 5.0%, 5/15/2033	1,055,000	1,074,573
"BG", Series 2869, 5.0%, 7/15/2033	335,000	342,568
"PE", Series 2165, 6.0%, 6/15/2029	1,300,205	1,344,230
Federal National Mortgage Association:
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	441,671
	Principal Amount ($)	Value ($)

"HE", Series 2005-22, 5.0%, 10/25/2033	1,540,000	1,563,566
"PG", Series 2002-3, 5.5%, 2/25/2017	424,841	434,090
"PH", Series 1999-19, 6.0%, 5/25/2029	1,287,572	1,334,923
"Z", Series 2001-14, 6.0%, 5/25/2031	819,913	844,350
Total Collateralized Mortgage Obligations (Cost $13,900,024)		14,431,097

Municipal Bonds and Notes 4.8%
Arizona, Salt River Project, Agricultural Improvement & Power District Electric Systems Revenue, Series A, 5.0%, 1/1/2038	480,000	461,539
Florida, State Board of Education, Capital Outlay 2006, Series E, 5.0%, 6/1/2035	500,000	475,375
Glendale, AZ, Municipal Property Corp., Excise Tax Revenue, Series B, 6.157%, 7/1/2033 (b)	420,000	408,673
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	945,000	965,450
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series B, 6.1%, 4/1/2015	1,145,000	1,151,000
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014 (b)	885,000	879,893
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014 (b)	585,000	614,782
New Jersey, State Educational Facilities Authority Revenue, NJ City University, Series F, 6.85%, 7/1/2036 (b)	395,000	409,212
Newark, NJ, Pension Obligation, 5.853%, 4/1/2022 (b)	865,000	862,465
Texas, Pharr-San Juan-Alamo Independent School District, School Building, 5.0%, 2/1/2038	295,000	287,053
Texas, Eagle Mountain & Saginaw Independent School District, School Building, 5.0%, 8/15/2038	315,000	307,374
Total Municipal Bonds and Notes (Cost $6,843,223)		6,822,816

Government & Agency Obligations 6.9%
US Treasury Obligations
US Treasury Bonds:
4.5%, 5/15/2038 (a)	1,298,000	1,771,568
5.5%, 8/15/2028 (a)	2,901,000	3,920,881
	Principal Amount ($)	Value ($)

US Treasury Notes:
1.5%, 12/31/2013	200,000	199,547
3.75%, 11/15/2018 (a)	2,300,000	2,603,669
4.875%, 5/31/2011 (a) (c)	500,000	549,649
5.125%, 5/15/2016 (a)	643,000	778,582
Total Government & Agency Obligations (Cost $9,508,268)		9,823,896

Preferred Securities 1.6%
Financials
Bank of America Corp.:
Series K, 8.0%, 1/30/2018 (d)	365,000	262,540
Series M, 8.125%, 5/15/2018 (d)	10,000	7,480
Citigroup Capital XXI, 8.3%, 12/21/2057	500,000	385,619
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (d)	572,000	377,686
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	400,000	158,396
Oil Insurance Ltd., 144A, 7.558%, 6/30/2011 (d)	890,000	335,041
PNC Preferred Funding Trust I, 144A, 8.7%, 3/15/2013 (d)	400,000	295,676
Royal Bank of Scotland Group PLC:
144A, 6.99%, 10/5/2017 (d)	430,000	201,040
Series U, 7.64%, 9/29/2017 (d)	600,000	238,970
Stoneheath Re, 6.868%, 10/15/2011 (d)	250,000	50,000
Total Preferred Securities (Cost $3,956,005)		2,312,448
	Shares	Value ($)

Preferred Stocks 0.1%
Financials
XL Capital Ltd., Series C, 6.102% (Cost $354,186)	14,400	147,119

Securities Lending Collateral 6.0%
Daily Assets Fund Institutional, 1.69% (e) (f) (Cost $8,500,441)	8,500,441	8,500,441

Cash Equivalents 0.0%
Cash Management QP Trust, 1.42% (e) (Cost $20,720)	20,720	20,720
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $185,954,839)+	106.4	151,233,278
Other Assets and Liabilities, Net	(6.4)	(9,142,606)
Net Assets	100.0	142,090,672
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
+ The cost for federal income tax purposes was $185,975,228. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $34,741,950. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,032,806 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,774,756.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $8,124,165, which is 5.7% of net assets.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	0.6
Assured Guaranty Corp.	0.7
Financial Security Assurance, Inc.	0.8
(c) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At December 31, 2008, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
5 Year US Treasury Note	3/31/2009	157	18,051,752	18,691,586	639,834

At December 31, 2008, open future contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	3/20/2009	106	12,614,537	13,329,500	(714,963)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 8,500,441	$ (75,129)
Level 2	142,535,718	—
Level 3	197,119	—
Total	$ 151,233,278	$ (75,129)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ 249,925
Total realized gain (loss)	(558,566)
Change in unrealized appreciation (depreciation)	(406,992)
Amortization Premium/Discount	—
Net purchases (sales)	912,752
Net transfers in (out) of Level 3	—
Balance as of December 31, 2008	$ 197,119

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $177,433,678) — including $8,124,165 of securities loaned	$ 142,712,117
Investment in Daily Assets Fund Institutional (cost $8,500,441)*	8,500,441
Investment in Cash Management QP Trust (cost $20,720)	20,720
Total investments, at value (cost $185,954,839)	151,233,278
Cash	4,578
Receivable for investments sold	278,913
Receivable for Portfolio shares sold	191,165
Interest receivable	1,403,440
Foreign taxes recoverable	1,181
Receivable for daily variation margin on open futures	80,563
Other assets	6,566
Total assets	153,199,684
Liabilities
Notes payable	250,000
Payable upon return of securities loaned	8,500,441
Payable for investments purchased	1,420,499
Payable for Portfolio shares redeemed	670,992
Accrued management fee	63,928
Other accrued expenses and payables	203,152
Total liabilities	11,109,012
Net assets, at value	$ 142,090,672
Net Assets Consist of
Undistributed net investment income	11,316,317
Net unrealized appreciation (depreciation) on investments	(34,721,561)
Futures	(75,129)
Accumulated net realized gain (loss)	(24,351,413)
Paid-in capital	189,922,458
Net assets, at value	$ 142,090,672
Class A Net Asset Value, offering and redemption price per share ($109,869,522 ÷ 12,351,718 outstanding shares of beneficial interest, $.01 par value, 24,7742,586 shares authorized)	$ 8.90
Class B Net Asset Value, offering and redemption price per share ($32,221,150 ÷ 3,628,194 outstanding shares of beneficial interest, $.01 par value, 7,316,641 shares authorized)	$ 8.88
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends	$ 50,445
Interest (net of foreign taxes withheld of $1,638)	12,678,538
Interest — Cash Management QP Trust	74,465
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	216,337
Total Income	13,019,785
Expenses: Management fee	1,158,767
Administration fee	129,626
Services to shareholders	486
Custodian fee	16,926
Distribution service fee (Class B)	126,837
Record keeping fees (Class B)	73,477
Professional fees	72,391
Trustees' fees and expenses	25,735
Reports to shareholders and shareholder meeting	75,742
Interest expense	8,024
Other	20,919
Total expenses before expense reductions	1,708,930
Expense reductions	(13,880)
Total expenses after expense reductions	1,695,050
Net investment income (loss)	11,324,735
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(19,913,074)
Futures	184,428
(19,728,646)
Change in net unrealized appreciation (depreciation) on: Investments	(31,725,239)
Futures	(75,129)
(31,800,368)
Net gain (loss)	(51,529,014)
Net increase (decrease) in net assets resulting from operations	$ (40,204,279)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 11,324,735	$ 16,962,355
Net realized gain (loss)	(19,728,646)	(784,875)
Change in net unrealized appreciation (depreciation)	(31,800,368)	(1,784,782)
Net increase (decrease) in net assets resulting from operations	(40,204,279)	14,392,698
Distributions to shareholders from: Net investment income: Class A	(12,658,879)	(12,441,885)
Class B	(4,079,055)	(3,150,565)
Total distributions	(16,737,934)	(15,592,450)
Portfolio share transactions: Class A Proceeds from shares sold	25,960,265	84,886,024
Reinvestment of distributions	12,658,879	12,441,885
Cost of shares redeemed	(71,653,396)	(187,114,199)
Net increase (decrease) in net assets from Class A share transactions	(33,034,252)	(89,786,290)
Class B Proceeds from shares sold	1,828,386	2,831,011
Reinvestment of distributions	4,079,055	3,150,565
Cost of shares redeemed	(29,114,932)	(19,070,128)
Net increase (decrease) in net assets from Class B share transactions	(23,207,491)	(13,088,552)
Increase (decrease) in net assets	(113,183,956)	(104,074,594)
Net assets at beginning of period	255,274,628	359,349,222
Net assets at end of period (including undistributed net investment income of $11,316,317 and $16,731,325, respectively)	$ 142,090,672	$ 255,274,628
Other Information
Class A Shares outstanding at beginning of period	15,754,867	23,346,010
Shares sold	2,332,157	7,294,758
Shares issued to shareholders in reinvestment of distributions	1,171,035	1,080,025
Shares redeemed	(6,906,341)	(15,965,926)
Net increase (decrease) in Class A shares	(3,403,149)	(7,591,143)
Shares outstanding at end of period	12,351,718	15,754,867
Class B Shares outstanding at beginning of period	5,850,161	6,968,915
Shares sold	159,817	242,748
Shares issued to shareholders in reinvestment of distributions	376,992	273,249
Shares redeemed	(2,758,776)	(1,634,751)
Net increase (decrease) in Class B shares	(2,221,967)	(1,118,754)
Shares outstanding at end of period	3,628,194	5,850,161

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Date
Net asset value, beginning of period	$ 11.82	$ 11.86	$ 11.81	$ 12.07	$ 12.16
Income (loss) from investment operations: Net investment income[a]	.57	.56	.53	.47	.50
Net realized and unrealized gain (loss)	(2.72)	(.08)	(.05)	(.21)	.05
Total from investment operations	(2.15)	.48	.48	.26	.55
Less distributions from: Net investment income	(.77)	(.52)	(.43)	(.41)	(.43)
Net realized gains	—	—	(.00)*	(.11)	(.21)
Total distributions	(.77)	(.52)	(.43)	(.52)	(.64)
Net asset value, end of period	$ 8.90	$ 11.82	$ 11.86	$ 11.81	$ 12.07
Total Return (%)	(19.33)[b]	4.17	4.26	2.25	4.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	186	277	252	210
Ratio of expenses before expense reductions (%)	.70	.66	.68	.67	.66
Ratio of expenses after expense reductions (%)	.70	.66	.68	.67	.66
Ratio of net investment income (loss) (%)	5.36	4.78	4.56	3.96	4.18
Portfolio turnover rate (%)	215	209	198	241	176
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.80	$ 11.84	$ 11.78	$ 12.04	$ 12.13
Income (loss) from investment operations: Net investment income[a]	.53	.51	.49	.42	.45
Net realized and unrealized gain (loss)	(2.73)	(.08)	(.05)	(.21)	.05
Total from investment operations	(2.20)	.43	.44	.21	.50
Less distributions from: Net investment income	(.72)	(.47)	(.38)	(.36)	(.38)
Net realized gains	—	—	(.00)*	(.11)	(.21)
Total distributions	(.72)	(.47)	(.38)	(.47)	(.59)
Net asset value, end of period	$ 8.88	$ 11.80	$ 11.84	$ 11.78	$ 12.04
Total Return (%)	(19.71)[b]	3.75	3.89	1.85	4.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	69	82	89	88
Ratio of expenses before expense reductions (%)	1.10	1.05	1.07	1.07	1.03
Ratio of expenses after expense reductions (%)	1.09	1.05	1.07	1.07	1.03
Ratio of net investment income (loss) (%)	4.97	4.39	4.17	3.56	3.81
Portfolio turnover rate (%)	215	209	198	241	176
[a] Based on average shares outstanding during the period. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Performance Summary December 31, 2008

DWS Davis Venture Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.02% and 1.27% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain risks such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Davis Venture Value VIP from 5/1/2001 to 12/31/2008
[] DWS Davis Venture Value VIP — Class A [] Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Davis Venture Value VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$5,977	$7,170	$8,791	$9,132
	Average annual total return	-40.23%	-10.50%	-2.54%	-1.18%
Russell 1000 Value Index	Growth of $10,000	$6,315	$7,707	$9,611	$10,092
	Average annual total return	-36.85%	-8.32%	-.79%	.12%
DWS Davis Venture Value VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$5,922	$7,052	$8,582	$10,402
	Average annual total return	-40.78%	-10.99%	-3.01%	.61%
Russell 1000 Value Index	Growth of $10,000	$6,315	$7,707	$9,611	$11,087
	Average annual total return	-36.85%	-8.32%	-.79%	1.60%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Davis Venture Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 676.00	$ 674.50
Expenses Paid per $1,000*	$ 3.88	$ 4.92
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.51	$ 1,019.25
Expenses Paid per $1,000*	$ 4.67	$ 5.94
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Davis Venture Value VIP	.92%	1.17%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Davis Venture Value VIP

For the year ended December 31, 2008, Class A shares of DWS Davis Venture Value VIP returned -40.23% (unadjusted for contract charges), compared to its benchmark, the Russell 1000® Value Index, which returned -36.85%.

The Portfolio's financial companies outperformed the corresponding sector within the index (-49% versus -52% for the index), but were still the largest detractors from performance. A higher relative average weighting in this sector (32% versus 27% for the index) detracted from both absolute and relative performance. American International Group, Inc., American Express Co., Merrill Lynch & Co., Inc., Berkshire Hathaway, Inc., Loews Companies, Inc., Wachovia Corp. and JPMorgan Chase & Co. were among the top detractors from performance. Two financial companies, Wells Fargo & Co. and Hartford Financial Services Group, Inc., were among the top contributors to the Portfolio's performance.

The second-largest detractors from performance were energy companies. The Portfolio's energy companies underperformed the corresponding sector within the index (-36% versus -27%). A higher relative average weighting in this sector (18% versus 17% for the index) also detracted from performance. ConocoPhillips was among the top detractors.

Individual companies among the largest contributors to performance over the year included H&R Block, Inc. (a consumer discretionary company) and Wal-Mart Stores (a consumer staples company). The Portfolio no longer owns Wal-Mart Stores.

The Portfolio held 12% of net assets in foreign companies at year-end December 31, 2008. As a whole, these companies underperformed the domestic companies held by the Portfolio.

Christopher C. Davis
Kenneth Charles Feinberg

Portfolio Managers, Davis Selected Advisers, L.P., Subadvisor to the Portfolio

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Davis Venture Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks and Corporate Bonds)	12/31/08	12/31/07

Financials	30%	33%
Energy	18%	16%
Consumer Staples	16%	16%
Consumer Discretionary	11%	10%
Information Technology	8%	9%
Industrials	7%	7%
Materials	5%	4%
Health Care	5%	4%
Telecommunication Services	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 89. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Davis Venture Value VIP

	Shares	Value ($)

Common Stocks 98.1%
Consumer Discretionary 10.3%
Automobiles 0.8%
Harley-Davidson, Inc. (a)	60,610	1,028,552
Diversified Consumer Services 1.6%
H&R Block, Inc.	94,650	2,150,448
Household Durables 0.2%
Garmin Ltd. (a)	8,315	159,398
Hunter Douglas NV	6,062	199,411
		358,809
Internet & Catalog Retail 0.6%
Amazon.com, Inc.*	13,010	667,153
Liberty Media Corp. — Interactive "A"*	31,670	98,810
		765,963
Media 5.1%
Comcast Corp. Special "A" (a)	199,410	3,220,471
Grupo Televisa SA (ADR)	96,490	1,441,561
Liberty Media Corp. — Entertainment "A"*	25,270	441,720
News Corp. "A"	172,750	1,570,297
WPP PLC (ADR)	1,100	32,549
		6,706,598
Multiline Retail 0.1%
Sears Holdings Corp.* (a)	2,100	81,627
Specialty Retail 1.9%
Bed Bath & Beyond, Inc.* (a)	48,000	1,220,160
CarMax, Inc.* (a)	65,900	519,292
Lowe's Companies, Inc.	33,915	729,851
		2,469,303
Consumer Staples 15.3%
Beverages 2.4%
Diageo PLC (ADR)	34,920	1,981,361
Heineken Holding NV	41,200	1,179,504
		3,160,865
Food & Staples Retailing 7.3%
Costco Wholesale Corp.	128,340	6,737,850
CVS Caremark Corp.	98,519	2,831,436
Whole Foods Market, Inc.	12,600	118,944
		9,688,230
Food Products 0.2%
The Hershey Co. (a)	9,460	328,640
Household Products 1.7%
Procter & Gamble Co.	36,050	2,228,611
Personal Products 0.3%
Avon Products, Inc.	16,800	403,704
Tobacco 3.4%
Altria Group, Inc.	5,150	77,559
Philip Morris International, Inc.	100,090	4,354,916
		4,432,475
	Shares	Value ($)

Energy 17.7%
Energy Equipment & Services 0.5%
Transocean Ltd.*	15,141	715,412
Oil, Gas & Consumable Fuels 17.2%
Canadian Natural Resources Ltd.	50,620	2,023,788
China Coal Energy Co. "H"	934,200	754,933
ConocoPhillips	111,320	5,766,376
Devon Energy Corp.	67,690	4,447,910
EOG Resources, Inc.	57,955	3,858,644
Occidental Petroleum Corp.	92,800	5,567,072
OGX Petroleo e Gas Participacoes SA*	800	182,497
		22,601,220
Financials 29.8%
Capital Markets 3.5%
Ameriprise Financial, Inc.	30,220	705,939
Bank of New York Mellon Corp.	89,205	2,527,178
E*TRADE Financial Corp.* (a)	13,200	15,180
Merrill Lynch & Co., Inc.	54,702	636,731
Morgan Stanley	6,300	101,052
State Street Corp.	5,100	200,583
The Goldman Sachs Group, Inc.	5,260	443,892
		4,630,555
Commercial Banks 4.8%
Wachovia Corp.	44,537	246,735
Wells Fargo & Co.	204,180	6,019,226
		6,265,961
Consumer Finance 2.5%
American Express Co. (a)	173,200	3,212,860
Discover Financial Services	9,650	91,964
		3,304,824
Diversified Financial Services 5.2%
Citigroup, Inc.	42,900	287,859
JPMorgan Chase & Co.	180,124	5,679,310
Moody's Corp.	42,200	847,798
		6,814,967
Insurance 12.8%
American International Group, Inc. (a)	174,570	274,075
Berkshire Hathaway, Inc. "B"*	2,109	6,778,326
Hartford Financial Services Group, Inc.	28,600	469,612
Loews Corp.	106,650	3,012,863
Markel Corp.* (a)	400	119,600
MBIA, Inc.* (a)	10,920	44,444
NIPPONKOA Insurance Co., Ltd.	196,200	1,525,239
Principal Financial Group, Inc. (a)	12,000	270,840
Progressive Corp.	187,292	2,773,795
Sun Life Financial, Inc. (a)	7,370	170,542
Transatlantic Holdings, Inc.	35,973	1,441,078
		16,880,414
	Shares	Value ($)

Real Estate Management & Development 1.0%
Brookfield Asset Management Inc. "A"	43,500	664,245
Hang Lung Group Ltd.	223,000	680,657
		1,344,902
Health Care 4.5%
Health Care Providers & Services 2.7%
Cardinal Health, Inc.	29,440	1,014,797
Express Scripts, Inc.*	22,445	1,234,026
UnitedHealth Group, Inc.	47,600	1,266,160
		3,514,983
Pharmaceuticals 1.8%
Johnson & Johnson	13,790	825,056
Schering-Plough Corp.	93,800	1,597,414
		2,422,470
Industrials 7.1%
Air Freight & Logistics 0.6%
United Parcel Service, Inc. "B"	13,500	744,660
Commercial Services & Supplies 1.8%
Iron Mountain, Inc.* (a)	97,282	2,405,784
Electrical Equipment 0.2%
ABB Ltd. (ADR) (Registered)	12,980	194,830
Industrial Conglomerates 1.1%
Siemens AG (Registered)	8,340	624,670
Tyco International Ltd.	36,950	798,120
		1,422,790
Machinery 0.3%
PACCAR, Inc. (a)	15,060	430,716
Marine 0.8%
China Shipping Development Co., Ltd. "H"	400,000	402,603
Kuehne & Nagel International AG (Registered)	9,620	623,724
		1,026,327
Professional Services 1.3%
Dun & Bradstreet Corp.	22,500	1,737,000
Transportation Infrastructure 1.0%
China Merchants Holdings International Co., Ltd.	519,223	1,023,160
Cosco Pacific Ltd.	320,600	330,070
		1,353,230
Information Technology 7.8%
Communications Equipment 0.5%
Cisco Systems, Inc.*	45,500	741,650
Computers & Peripherals 1.5%
Dell, Inc.* (a)	42,440	434,586
Hewlett-Packard Co.	41,220	1,495,874
		1,930,460
Electronic Equipment, Instruments & Components 1.2%
Agilent Technologies, Inc.*	63,330	989,848
Tyco Electronics Ltd.	36,950	598,959
		1,588,807
	Shares	Value ($)

Internet Software & Services 1.0%
eBay, Inc.*	18,455	257,632
Google, Inc. "A"*	3,297	1,014,322
		1,271,954
IT Services 0.2%
Visa, Inc. "A" (a)	5,240	274,838
Semiconductors & Semiconductor Equipment 1.4%
Texas Instruments, Inc.	117,700	1,826,704
Software 2.0%
Microsoft Corp.	135,400	2,632,176
Materials 5.2%
Chemicals 0.5%
Monsanto Co.	9,450	664,807
Construction Materials 2.1%
Martin Marietta Materials, Inc. (a)	17,000	1,650,360
Vulcan Materials Co. (a)	16,860	1,173,119
		2,823,479
Containers & Packaging 1.6%
Sealed Air Corp.	142,900	2,134,926
Metals & Mining 0.5%
BHP Billiton PLC	24,750	466,213
Rio Tinto PLC	8,800	190,668
		656,881
Paper & Forest Products 0.5%
Sino-Forest Corp.*	78,600	628,418
Telecommunication Services 0.2%
Wireless Telecommunication Services
Sprint Nextel Corp.*	141,270	258,524
Utilities 0.2%
Independent Power Producers & Energy Traders
AES Corp.* (a)	34,400	283,456
Total Common Stocks (Cost $135,496,146)		129,331,950
	Principal Amount ($)	Value ($)

Corporate Bonds 0.2%
Materials
Sino-Forest Corp., 144A, 5.0%, 8/1/2013 (Cost $340,000)	340,000	243,100
	Shares	Value ($)

Securities Lending Collateral 10.7%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $14,051,468)	14,051,468	14,051,468

Cash Equivalents 1.3%
Cash Management QP Trust, 1.42% (b) (Cost $1,731,005)	1,731,005	1,731,005
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $151,618,619)+	110.3	145,357,523
Other Assets and Liabilities, Net	(10.3)	(13,564,866)
Net Assets	100.0	131,792,657
* Non-income producing security.
+ The cost for federal income tax purposes was $152,071,271. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $6,713,748. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,817,617 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,531,365.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $14,060,943, which is 10.7% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 135,382,566
Level 2	9,974,957
Level 3	—
Total	$ 145,357,523

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $135,836,146) — including $14,060,943 of securities loaned	$ 129,575,050
Investment in Daily Assets Fund Institutional (cost $14,051,468)*	14,051,468
Investment in Cash Management QP Trust (cost $1,731,005)	1,731,005
Total investments in securities, at value (cost $151,618,619)	145,357,523
Cash	7,101
Receivable for investments sold	640,095
Receivable for Portfolio shares sold	7,625
Dividends receivable	127,232
Interest receivable	40,953
Foreign taxes recoverable	14,422
Due from Advisor	1,309
Other assets	6,597
Total assets	146,202,857
Liabilities
Payable upon return of securities loaned	14,051,468
Payable for Portfolio shares redeemed	112,899
Accrued management fee	119,563
Other accrued expenses and payables	126,270
Total liabilities	14,410,200
Net assets, at value	$ 131,792,657
Net Assets Consist of
Undistributed net investment income	2,432,744
Net unrealized appreciation (depreciation) on: Investments	(6,261,096)
Foreign currency	1,020
Accumulated net realized gain (loss)	10,222,749
Paid-in capital	125,397,240
Net assets, at value	$ 131,792,657
Class A Net Asset Value, offering and redemption price per share ($131,579,381 ÷ 17,516,923 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.51
Class B Net Asset Value, offering and redemption price per share ($213,276 ÷ 28,559 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.47
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $34,007)	$ 4,161,878
Interest	6,633
Interest — Cash Management QP Trust	68,642
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	411,543
Total Income	4,648,696
Expenses: Management fee	2,136,001
Administrative fee	140,451
Custodian and accounting fees	80,597
Distribution service fee (Class B)	17,012
Record keeping fees (Class B)	9,985
Services to shareholders	506
Professional fees	71,353
Trustees' fees and expenses	32,179
Reports to shareholders and shareholder meeting	55,465
Other	25,316
Total expenses before expense reductions	2,568,865
Expense reductions	(392,699)
Total expenses after expense reductions	2,176,166
Net investment income (loss)	2,472,530
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,438,043
Foreign currency	(32,097)
10,405,946
Change in net unrealized appreciation (depreciation) on: Investments	(123,229,979)
Foreign currency	1,349
(123,228,630)
Net gain (loss)	(112,822,684)
Net increase (decrease) in net assets resulting from operations	$ (110,350,154)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 2,472,530	$ 3,809,524
Net realized gain (loss)	10,405,946	36,053,016
Change in net unrealized appreciation (depreciation)	(123,228,630)	(20,326,582)
Net increase (decrease) in net assets resulting from operations	(110,350,154)	19,535,958
Distributions to shareholders from: Net investment income: Class A	(3,580,646)	(2,451,514)
Class B	(190,630)	(255,608)
Net realized gains: Class A	(33,139,891)	(4,403,063)
Class B	(2,425,280)	(989,328)
Total distributions	(39,336,447)	(8,099,513)
Portfolio share transactions: Class A Proceeds from shares sold	3,164,462	14,075,726
Reinvestment of distributions	36,720,537	6,854,577
Cost of shares redeemed	(69,334,956)	(68,408,104)
Net increase (decrease) in net assets from Class A share transactions	(29,449,957)	(47,477,801)
Class B Proceeds from shares sold	988,175	4,124,041
Reinvestment of distributions	2,615,910	1,244,936
Cost of shares redeemed	(22,494,892)	(65,157,088)
Net increase (decrease) in net assets from Class B share transactions	(18,890,807)	(59,788,111)
Increase (decrease) in net assets	(198,027,365)	(95,829,467)
Net assets at beginning of period	329,820,022	425,649,489
Net assets at end of period (including undistributed net investment income of $2,432,744 and $3,748,514, respectively)	$ 131,792,657	$ 329,820,022
Other Information
Class A Shares outstanding at beginning of period	21,062,118	24,284,177
Shares sold	291,614	967,409
Shares issued to shareholders in reinvestment of distributions	3,209,837	490,313
Shares redeemed	(7,046,646)	(4,679,781)
Net increase (decrease) in Class A shares	(3,545,195)	(3,222,059)
Shares outstanding at end of period	17,516,923	21,062,118
Class B Shares outstanding at beginning of period	1,546,251	5,597,014
Shares sold	73,239	287,676
Shares issued to shareholders in reinvestment of distributions	228,264	88,987
Shares redeemed	(1,819,195)	(4,427,426)
Net increase (decrease) in Class B shares	(1,517,692)	(4,050,763)
Shares outstanding at end of period	28,559	1,546,251

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.59	$ 14.25	$ 12.49	$ 11.48	$ 10.31
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.15	.10	.09	.08
Net realized and unrealized gain (loss)	(5.36)	.47	1.74	1.01	1.14
Total from investment operations	(5.24)	.62	1.84	1.10	1.22
Less distributions from: Net investment income	(.18)	(.10)	(.08)	(.09)	(.05)
Net realized gains	(1.66)	(.18)	—	—	—
Total distributions	(1.84)	(.28)	(.08)	(.09)	(.05)
Net asset value, end of period	$ 7.51	$ 14.59	$ 14.25	$ 12.49	$ 11.48
Total Return (%)	(40.23)[b]	4.46[b]	14.84[b]	9.64[b]	11.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	307	346	309	268
Ratio of expenses before expense reductions (%)	1.07	1.02	1.02	1.02	1.05
Ratio of expenses after expense reductions (%)	.90	.88	.85	.96	1.05
Ratio of net investment income (%)	1.05	1.01	.77	.78	.74
Portfolio turnover rate (%)	17	9	16	8	3
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.57	$ 14.22	$ 12.47	$ 11.46	$ 10.29
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.09	.05	.04	.04
Net realized and unrealized gain (loss)	(5.35)	.49	1.73	1.01	1.13
Total from investment operations	(5.31)	.58	1.78	1.05	1.17
Less distributions from: Net investment income	(.13)	(.05)	(.03)	(.04)	(.00)*
Net realized gains	(1.66)	(.18)	—	—	—
Total distributions	(1.79)	(.23)	(.03)	(.04)	(.00)*
Net asset value, end of period	$ 7.47	$ 14.57	$ 14.22	$ 12.47	$ 11.46
Total Return (%)	(40.78)[b]	4.14[b]	14.34[b]	9.23[b]	11.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.21	23	80	78	66
Ratio of expenses before expense reductions (%)	1.53	1.39	1.40	1.41	1.44
Ratio of expenses after expense reductions (%)	1.32	1.25	1.23	1.34	1.44
Ratio of net investment income (%)	.63	.64	.39	.40	.36
Portfolio turnover rate (%)	17	9	16	8	3
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Performance Summary December 31, 2008

DWS Dreman High Return Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.78% and 1.13% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. In addition, the Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Dreman High Return Equity VIP
[] DWS Dreman High Return Equity VIP — Class A [] S&P 500® Index

The Standard & Poor's 500® (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman High Return Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,402	$6,295	$7,741	$9,879
	Average annual total return	-45.98%	-14.30%	-4.99%	-.12%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$8,700
	Average annual total return	-37.00%	-8.36%	-2.19%	-1.38%
DWS Dreman High Return Equity VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$5,384	$6,225	$7,598	$9,143
	Average annual total return	-46.16%	-14.61%	-5.34%	-1.37%
S&P 500 Index	Growth of $10,000	$6,300	$7,696	$8,953	$10,335
	Average annual total return	-37.00%	-8.36%	-2.19%	.51%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman High Return Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 652.30	$ 651.30
Expenses Paid per $1,000*	$ 3.36	$ 4.77
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.06	$ 1,019.36
Expenses Paid per $1,000*	$ 4.12	$ 5.84
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman High Return Equity VIP	.81%	1.15%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Dreman High Return Equity VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31% for the 12 months ended December 31, 2008. With a return of -45.98% (Class A shares, unadjusted for contract charges), DWS Dreman High Return Equity VIP underperformed its benchmark, the Standard & Poor's® 500 (S&P 500) Index, which posted a return of -37.00%.

The Portfolio's underperformance relative to the benchmark resulted mainly from a significant overweight and stock selection in the financial sector. Large positions that performed poorly included Washington Mutual, Inc., Fannie Mae, Freddie Mac and Wachovia Corp.; all of these except Washington Mutual have been eliminated from the Portfolio, and the overweight position in financials has been reduced.1 Severe liquidity problems throughout the financial industry have caused essentially all financial stocks to perform poorly.

An overweight position in energy contributed to performance relative to the benchmark. We find this sector attractive because we believe there is likely to be substantial long-term growth in worldwide demand for energy. Other positives were positions in retailer Lowe's Companies, Inc. and UST, Inc., a producer of smokeless tobacco products, which was acquired by Altria Group, Inc. after the end of the period.

David N. Dreman F. James Hutchinson E. Clifton Hoover, Jr.
Lead Portfolio Manager Portfolio Managers, Dreman Value Management L.L.C., Subadvisor to the Portfolio

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Dreman High Return Equity VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Energy	29%	26%
Financials	20%	30%
Health Care	19%	16%
Industrials	10%	8%
Consumer Discretionary	10%	6%
Consumer Staples	7%	12%
Materials	3%	—
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 101. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Dreman High Return Equity VIP

	Shares	Value ($)

Common Stocks 99.6%
Consumer Discretionary 10.2%
Hotels Restaurants & Leisure 1.2%
Carnival Corp. (Unit)	152,305	3,704,057
Media 1.7%
Walt Disney Co. (a)	239,830	5,441,743
Multiline Retail 0.2%
Macy's, Inc.	51,730	535,405
Specialty Retail 7.1%
Lowe's Companies, Inc.	408,367	8,788,058
Staples, Inc.	741,165	13,281,677
		22,069,735
Consumer Staples 6.8%
Tobacco
Altria Group, Inc.	960,227	14,461,019
Philip Morris International, Inc.	119,594	5,203,535
UST, Inc.	21,840	1,515,259
		21,179,813
Energy 28.6%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	332,690	12,825,200
Apache Corp.	166,530	12,411,481
Chesapeake Energy Corp.	388,790	6,286,734
Chevron Corp.	138,165	10,220,065
ConocoPhillips	386,204	20,005,367
Devon Energy Corp.	260,380	17,109,570
Occidental Petroleum Corp.	96,990	5,818,430
Valero Energy Corp.	184,820	3,999,505
		88,676,352
Financials 19.7%
Capital Markets 1.9%
The Goldman Sachs Group, Inc.	69,375	5,854,556
Commercial Banks 6.0%
KeyCorp.	113,610	967,957
PNC Financial Services Group, Inc.	148,851	7,293,699
SunTrust Banks, Inc.	135,600	4,005,624
US Bancorp. (a)	175,595	4,391,631
Wells Fargo & Co.	62,625	1,846,185
		18,505,096
Consumer Finance 1.2%
American Express Co.	207,434	3,847,901
Diversified Financial Services 7.1%
Bank of America Corp.	723,434	10,185,951
Citigroup, Inc. (a)	559,155	3,751,930
JPMorgan Chase & Co.	254,750	8,032,267
		21,970,148
Insurance 3.5%
Allstate Corp.	76,414	2,503,323
Chubb Corp.	77,931	3,974,481
Hartford Financial Services Group, Inc. (a)	68,918	1,131,633
The Travelers Companies, Inc.	72,065	3,257,338
		10,866,775
	Shares	Value ($)

Thrifts & Mortgage Finance 0.0%
Washington Mutual, Inc.	1,394,944	29,992
Health Care 19.0%
Biotechnology 0.6%
Amgen, Inc.*	30,550	1,764,263
Health Care Providers & Services 9.3%
Aetna, Inc.	352,405	10,043,542
UnitedHealth Group, Inc.	706,855	18,802,343
		28,845,885
Pharmaceuticals 9.1%
Eli Lilly & Co.	73,055	2,941,925
Pfizer, Inc.	884,036	15,656,278
Wyeth	259,950	9,750,724
		28,348,927
Industrials 10.3%
Aerospace & Defense 4.3%
Northrop Grumman Corp.	111,278	5,011,961
United Technologies Corp.	157,795	8,457,812
		13,469,773
Air Freight & Logistics 1.3%
FedEx Corp.	64,010	4,106,242
Industrial Conglomerates 3.1%
3M Co.	29,606	1,703,529
General Electric Co.	477,690	7,738,578
		9,442,107
Machinery 1.6%
Caterpillar, Inc.	65,595	2,930,129
Eaton Corp.	37,795	1,878,789
		4,808,918
Materials 3.2%
Metals & Mining
BHP Billiton Ltd. (ADR) (a)	187,105	8,026,804
Newmont Mining Corp.	49,315	2,007,121
		10,033,925
Telecommunication Services 1.8%
Diversified Telecommunication Services
Verizon Communications, Inc.	165,450	5,608,755
Total Common Stocks (Cost $345,053,205)		309,110,368

Securities Lending Collateral 4.3%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $13,251,485)	13,251,485	13,251,485
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $358,304,690)+	103.9	322,361,853
Other Assets and Liabilities, Net	(3.9)	(12,059,253)
Net Assets	100.0	310,302,600
* Non-income producing security.
+ The cost for federal income tax purposes was $359,927,600. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $37,565,747. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,500,450 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $86,066,197.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $12,970,979, which is 4.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 322,361,853
Level 2	—
Level 3	—
Total	$ 322,361,853

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $345,053,205) — including $12,970,979 of securities loaned	$ 309,110,368
Investment in Daily Assets Fund Institutional (cost $13,251,485)*	13,251,485
Total investments at value (cost $358,304,690)	322,361,853
Cash	25,087
Dividends receivable	874,284
Receivable for investments sold	1,714,667
Receivable for Portfolio shares sold	25,285
Interest receivable	13,652
Other assets	12,226
Total assets	325,027,054
Liabilities
Payable upon return of securities loaned	13,251,485
Payable for investments purchased	600,306
Payable for Portfolio shares redeemed	63,822
Accrued management fee	169,463
Note payable	450,000
Other accrued expenses and payables	189,378
Total liabilities	14,724,454
Net assets, at value	$ 310,302,600
Net Assets Consist of
Undistributed net investment income	12,673,806
Net unrealized appreciation (depreciation) on investments	(35,942,837)
Accumulated net realized gain (loss)	(148,694,230)
Paid-in capital	482,265,861
Net assets, at value	$ 310,302,600
Class A Net Asset Value, offering and redemption price per share ($308,264,855 ÷ 49,642,073 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.21
Class B Net Asset Value, offering and redemption price per share ($2,037,745 ÷ 327,546 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $186)	$ 17,082,533
Interest	220
Interest — Cash Management QP Trust	32,930
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	258,210
Total Income	17,373,893
Expenses: Management fee	3,949,911
Administration fee	331,580
Custodian and accounting fees	68,023
Distribution service fee (Class B)	31,412
Services to shareholders	1,051
Record keeping fees (Class B)	11,164
Professional fees	87,307
Trustees' fees and expenses	57,333
Reports to shareholders and shareholder meeting	145,448
Interest expense	15,847
Other	27,545
Total expenses before expense reductions	4,726,621
Expense reductions	(41,375)
Total expenses after expense reductions	4,685,246
Net investment income (loss)	12,688,647
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(145,580,587)
Futures	(102,946)
(145,683,533)
Change in net unrealized appreciation (depreciation) on: Investments	(192,880,861)
(192,880,861)
Net gain (loss)	(338,564,394)
Net increase (decrease) in net assets resulting from operations	$ (325,875,747)
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 12,688,647	$ 19,420,427
Net realized gain (loss)	(145,683,533)	122,846,409
Change in net unrealized appreciation (depreciation)	(192,880,861)	(150,271,931)
Net increase (decrease) in net assets resulting from operations	(325,875,747)	(8,005,095)
Distributions to shareholders from: Net investment income: Class A	(18,513,153)	(13,677,685)
Class B	(745,822)	(1,939,768)
Net realized gains: Class A	(116,884,417)	(7,925,978)
Class B	(5,393,183)	(1,537,591)
Total distributions	(141,536,575)	(25,081,022)
Portfolio share transactions: Class A Proceeds from shares sold	14,533,917	30,297,612
Reinvestment of distributions	135,397,570	21,603,663
Cost of shares redeemed	(175,333,071)	(218,373,492)
Net increase (decrease) in net assets from Class A share transactions	(25,401,584)	(166,472,217)
Class B Proceeds from shares sold	1,441,659	4,409,581
Reinvestment of distributions	6,139,005	3,477,359
Cost of shares redeemed	(32,996,043)	(163,138,034)
Net increase (decrease) in net assets from Class B share transactions	(25,415,379)	(155,251,094)
Increase (decrease) in net assets	(518,229,285)	(354,809,428)
Net assets at beginning of period	828,531,885	1,183,341,313
Net assets at end of period (including undistributed net investment income of $12,673,806 and $19,200,356, respectively)	$ 310,302,600	$ 828,531,885
Other Information
Class A Shares outstanding at beginning of period	54,976,574	66,083,197
Shares sold	1,441,589	2,028,711
Shares issued to shareholders in reinvestment of distributions	13,132,645	1,492,997
Shares redeemed	(19,908,735)	(14,628,331)
Net increase (decrease) in Class A shares	(5,334,501)	(11,106,623)
Shares outstanding at end of period	49,642,073	54,976,574
Class B Shares outstanding at beginning of period	2,551,709	12,713,676
Shares sold	160,248	292,792
Shares issued to shareholders in reinvestment of distributions	593,141	239,488
Shares redeemed	(2,977,552)	(10,694,247)
Net increase (decrease) in Class B shares	(2,224,163)	(10,161,967)
Shares outstanding at end of period	327,546	2,551,709

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.40	$ 15.02	$ 13.41	$ 12.65	$ 11.29
Income (loss) from investment operations: Net investment income (loss)[a]	.22	.29	.27	.24	.23
Net realized and unrealized gain (loss)	(5.80)	(.56)	2.21	.75	1.32
Total from investment operations	(5.58)	(.27)	2.48	.99	1.55
Less distributions from: Net investment income	(.36)	(.22)	(.28)	(.23)	(.19)
Net realized gains	(2.25)	(.13)	(.59)	—	—
Total distributions	(2.61)	(.35)	(.87)	(.23)	(.19)
Net asset value, end of period	$ 6.21	$ 14.40	$ 15.02	$ 13.41	$ 12.65
Total Return (%)	(45.98)[b]	(1.86)	18.74	7.92	13.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	308	792	992	785	747
Ratio of expenses before expense reductions (%)	.81	.78	.77	.78	.78
Ratio of expenses after expense reductions(%)	.80	.78	.77	.78	.78
Ratio of net investment income (%)	2.21	1.94	1.87	1.84	1.96
Portfolio turnover rate (%)	28	27	20	10	9
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.41	$ 15.02	$ 13.39	$ 12.63	$ 11.27
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.24	.22	.19	.18
Net realized and unrealized gain (loss)	(5.79)	(.56)	2.19	.75	1.33
Total from investment operations	(5.63)	(.32)	2.41	.94	1.51
Less distributions from: Net investment income	(.31)	(.16)	(.19)	(.18)	(.15)
Net realized gains	(2.25)	(.13)	(.59)	—	—
Total distributions	(2.56)	(.29)	(.78)	(.18)	(.15)
Net asset value, end of period	$ 6.22	$ 14.41	$ 15.02	$ 13.39	$ 12.63
Total Return (%)	(46.16)[b]	(2.19)[b]	18.21[b]	7.51	13.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	37	191	135	117
Ratio of expenses before expense reduction (%)	1.21	1.15	1.16	1.17	1.16
Ratio of expenses after expense reduction (%)	1.17	1.13	1.16	1.17	1.16
Ratio of net investment income (%)	1.84	1.59	1.48	1.45	1.58
Portfolio turnover rate (%)	28	27	20	10	9
a Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Dreman Small Mid Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.78% and 1.17% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Small and mid-cap company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. Small and mid-cap company stocks are typically less liquid than large company stocks. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP
[] DWS Dreman Small Mid Cap Value VIP — Class A [] Russell 2500™ Value Index

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with a lower price-to-book and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,658	$8,581	$11,923	$18,894
	Average annual total return	-33.42%	-4.97%	3.58%	6.57%
Russell 2500 Value Index	Growth of $10,000	$6,801	$7,579	$9,928	$17,445
	Average annual total return	-31.99%	-8.83%	-.15%	5.72%
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$6,633	$8,484	$11,691	$13,920
	Average annual total return	-33.67%	-5.33%	3.17%	5.22%
Russell 2500 Value Index	Growth of $10,000	$6,801	$7,579	$9,928	$12,383
	Average annual total return	-31.99%	-8.83%	-.15%	3.34%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman Small Mid Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 735.60	$ 734.00
Expenses Paid per $1,000*	$ 3.62	$ 5.10
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.96	$ 1,019.25
Expenses Paid per $1,000*	$ 4.22	$ 5.94
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.83%	1.17%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Dreman Small Mid Cap Value VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -37.31% for the 12 months ended December 31, 2008. Small-cap stocks, as measured by the Russell 2000® Index, were slightly stronger than large-cap, as measured by the Russell 1000® Index. Mid-cap stocks were the weakest category, as measured by the Russell Midcap® Index, which returned -41.46%. Within the Portfolio's capitalization range, value stocks were stronger than growth stocks: the Russell 2500 Value™ Index returned -31.99%, while the Russell 2500™ Growth Index returned -41.50%. The DWS Dreman Small Mid Cap VIP (Class A shares, unadjusted for contract charges) returned -33.42% for 2008, underperforming its benchmark, the Russell 2500 Value Index.

In this very difficult market environment, the Portfolio's performance benefited from avoiding some of the worst-performing stocks, particularly in information technology and health care. Holdings with positive returns included IPC Holdings Ltd., a provider of catastrophe reinsurance, and Healthspring, Inc., a managed care organization focused on Medicare. An overweight and stock selection in the energy sector detracted from performance; stock selection in financials also detracted.1 Positions that performed particularly well included Walter Industries, Inc., a company with a diversified line of products and services, including coal and natural gas, furnace and foundry coke and slag fiber, mortgage financing and home construction; and Superior Energy Services, Inc., a provider of specialized oilfield services and equipment. Positions that detracted from performance included Protective Life Corp.*, a life insurance company; CommScope, Inc., which provides infrastructure solutions for communications networks; and General Cable Corp., which produces copper, aluminum and fiber optic wire and cable products.

David N. Dreman E. Clifton Hoover, Jr. Mark Roach
Lead Portfolio Manager Portfolio Managers
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000 Index with a lower price-to-book ratio and lower forecasted growth values.

The Russell 2500 Growth Index is an unmanaged index of those securities with high price-to-book and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Dreman Small Mid Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Industrials	23%	20%
Financials	22%	25%
Consumer Staples	12%	12%
Health Care	11%	8%
Information Technology	9%	7%
Energy	6%	12%
Consumer Discretionary	6%	7%
Utilities	5%	4%
Materials	4%	4%
Telecommunications Services	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 112. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Dreman Small Mid Cap Value VIP

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 6.0%
Auto Components 0.8%
Autoliv, Inc.	92,900	1,993,634
Diversified Consumer Services 1.4%
Regis Corp.	238,650	3,467,585
Leisure Equipment & Products 1.8%
Mattel, Inc. (a)	274,000	4,384,000
Specialty Retail 0.8%
The Men's Wearhouse, Inc. (a)	153,150	2,073,651
Textiles, Apparel & Luxury Goods 1.2%
Hanesbrands, Inc.* (a)	236,600	3,016,650
Consumer Staples 12.1%
Food & Staples Retailing 3.5%
Ruddick Corp. (a)	152,250	4,209,712
Weis Markets, Inc.	133,817	4,500,266
		8,709,978
Food Products 6.9%
Del Monte Foods Co.	716,350	5,114,739
Ralcorp Holdings, Inc.*	98,150	5,731,960
Sanderson Farms, Inc. (a)	74,400	2,571,264
The J.M. Smucker Co.	80,400	3,486,144
		16,904,107
Tobacco 1.7%
Vector Group Ltd. (a)	310,260	4,225,741
Energy 6.2%
Energy Equipment & Services 2.6%
Atwood Oceanics, Inc.* (a)	103,500	1,581,480
Hercules Offshore, Inc.* (a)	200,100	950,475
Key Energy Services, Inc.* (a)	406,250	1,791,563
Superior Energy Services, Inc.*	129,650	2,065,324
		6,388,842
Oil, Gas & Consumable Fuels 3.6%
Arch Coal, Inc. (a)	150,400	2,450,016
Cimarex Energy Co. (a)	90,600	2,426,268
Pinnacle Gas Resources, Inc. 144A*	241,000	74,710
St. Mary Land & Exploration Co. (a)	150,850	3,063,764
Walter Industries, Inc. (a)	53,900	943,789
		8,958,547
Financials 22.0%
Capital Markets 0.2%
FBR Capital Markets Corp. 144A*	95,600	464,616
Commercial Banks 2.6%
Boston Private Financial Holdings, Inc. (a)	233,200	1,595,088
MB Financial, Inc. (a)	178,100	4,977,895
		6,572,983
Insurance 16.5%
Arch Capital Group Ltd.* (a)	73,300	5,138,330
Argo Group International Holdings Ltd.*	182,188	6,179,817
Endurance Specialty Holdings Ltd.	220,250	6,724,232
	Shares	Value ($)

Hanover Insurance Group, Inc.	110,000	4,726,700
HCC Insurance Holdings, Inc. (a)	226,550	6,060,213
IPC Holdings Ltd.	186,900	5,588,310
Platinum Underwriters Holdings Ltd.	143,550	5,179,284
Willis Group Holdings Ltd. (a)	47,159	1,173,316
		40,770,202
Real Estate Investment Trusts 2.7%
Hospitality Properties Trust (REIT) (a)	199,200	2,962,104
Ventas, Inc. (REIT) (a)	109,600	3,679,272
		6,641,376
Health Care 10.8%
Health Care Equipment & Supplies 1.1%
Teleflex, Inc.	54,600	2,735,460
Health Care Providers & Services 9.7%
Amedisys, Inc.* (a)	98,200	4,059,588
AmSurg Corp.*	199,800	4,663,332
Healthspring, Inc.* (a)	330,400	6,598,088
LifePoint Hospitals, Inc.* (a)	137,200	3,133,648
Lincare Holdings, Inc.* (a)	209,300	5,636,449
		24,091,105
Industrials 22.7%
Aerospace & Defense 3.7%
Alliant Techsystems, Inc.* (a)	65,700	5,634,432
Curtiss-Wright Corp. (a)	105,100	3,509,289
		9,143,721
Commercial Services & Supplies 2.5%
Republic Services, Inc.	103,455	2,564,649
The Brink's Co.	135,900	3,652,992
		6,217,641
Construction & Engineering 1.8%
URS Corp.*	110,000	4,484,700
Electrical Equipment 5.7%
General Cable Corp.* (a)	112,300	1,986,587
Hubbell, Inc. "B" (a)	168,500	5,506,580
Regal-Beloit Corp. (a)	173,900	6,606,461
		14,099,628
Machinery 5.7%
Barnes Group, Inc. (a)	261,450	3,791,025
Joy Global, Inc. (a)	117,700	2,694,153
Kennametal, Inc.	195,000	4,327,050
Mueller Water Products, Inc. "A" (a)	406,650	3,415,860
		14,228,088
Professional Services 1.7%
Kelly Services, Inc. "A" (a)	326,250	4,244,513
Road & Rail 0.8%
Ryder System, Inc.	51,686	2,004,383
Trading Companies & Distributors 0.8%
WESCO International, Inc.*	99,600	1,915,308
Information Technology 8.5%
Communications Equipment 0.9%
CommScope, Inc.* (a)	149,000	2,315,460
	Shares	Value ($)

Electronic Equipment, Instruments & Components 3.3%
Anixter International, Inc.* (a)	105,700	3,183,684
Arrow Electronics, Inc.*	163,000	3,070,920
Jabil Circuit, Inc.	284,600	1,921,050
		8,175,654
IT Services 1.7%
Affiliated Computer Services, Inc. "A"* (a)	88,500	4,066,575
Software 2.6%
Jack Henry & Associates, Inc.	332,750	6,458,677
Materials 4.1%
Chemicals 0.9%
Ashland, Inc.	1,278	13,432
CF Industries Holdings, Inc.	46,300	2,276,108
		2,289,540
Metals & Mining 3.2%
IAMGOLD Corp.	602,900	3,683,719
Reliance Steel & Aluminum Co.	141,700	2,825,498
RTI International Metals, Inc.* (a)	92,650	1,325,821
		7,835,038
Telecommunication Services 1.4%
Diversified Telecommunication Services
Windstream Corp. (a)	375,800	3,457,360
	Shares	Value ($)

Utilities 5.0%
Electric Utilities 3.4%
ALLETE, Inc.	109,850	3,544,860
IDACORP, Inc. (a)	170,650	5,025,642
		8,570,502
Multi-Utilities 1.6%
Integrys Energy Group, Inc. (a)	90,600	3,893,988
Total Common Stocks (Cost $328,312,064)		244,799,253

Securities Lending Collateral 29.1%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $72,016,899)	72,016,899	72,016,899

Cash Equivalents 1.3%
Cash Management QP Trust, 1.42% (b) (Cost $3,330,639)	3,330,639	3,330,639
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $403,659,602)+	129.2	320,146,791
Other Assets and Liabilities, Net	(29.2)	(72,386,703)
Net Assets	100.0	247,760,088
* Non-income producing security.
+ The cost for federal income tax purposes was $405,384,576. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $85,237,785. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,914,929 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $94,152,714.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $72,442,673, which is 29.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 316,816,152
Level 2	3,330,639
Level 3	—
Total	$ 320,146,791

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $328,312,064 — including $72,442,673 of securities loaned)	$ 244,799,253
Investment in Daily Assets Fund Institutional (cost $72,016,899)*	72,016,899
Investment in Cash Management QP Trust (cost $3,330,639)	3,330,639
Total investments, at value (cost $403,659,602)	320,146,791
Dividends receivable	299,612
Interest receivable	79,231
Receivable for Portfolio shares sold	25,581
Other assets	11,517
Total assets	320,562,732
Liabilities
Payable upon return of securities loaned	72,016,899
Payable for Portfolio shares redeemed	436,489
Payable for investments purchased	13,053
Accrued management fee	142,277
Other accrued expenses and payables	193,926
Total liabilities	72,802,644
Net assets, at value	$ 247,760,088
Net Assets Consist of:
Undistributed net investment income	4,324,008
Net unrealized appreciation (depreciation) on: Investments	(83,512,811)
Foreign currency	(320)
Accumulated net realized gain (loss)	(64,286,752)
Paid-in capital	391,235,963
Net assets, at value	$ 247,760,088
Class A Net Asset Value, offering and redemption price per share ($223,409,162 ÷ 28,178,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.93
Class B Net Asset Value, offering and redemption price per share ($24,350,926 ÷ 3,073,371 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.92
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,441)	$ 6,673,749
Interest — Cash Management QP Trust	507,598
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	448,109
Total Income	7,629,456
Expenses: Management fee	2,646,998
Administration fee	244,036
Custodian fee	19,117
Distribution service fee (Class B)	83,016
Record keeping fees (Class B)	35,202
Services to shareholders	1,069
Professional fees	74,382
Trustees' fees and expenses	33,021
Reports to shareholders and shareholder meeting	205,868
Other	14,891
Total expenses before expense reductions	3,357,600
Expense reductions	(23,067)
Total expenses after expense reductions	3,334,533
Net investment income (loss)	4,294,923
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(64,286,752)
Change in net unrealized appreciation (depreciation) on: Investments	(96,934,851)
Foreign currency	(772)
(96,935,623)
Net gain (loss)	(161,222,375)
Net increase (decrease) in net assets resulting from operations	$ (156,927,452)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 4,294,923	$ 4,898,627
Net realized gain (loss)	(64,286,752)	173,994,914
Change in net unrealized appreciation (depreciation)	(96,935,623)	(153,503,878)
Net increase (decrease) in net assets resulting from operations	(156,927,452)	25,389,663
Distributions to shareholders from: Net investment income: Class A	(6,363,604)	(5,615,367)
Class B	(427,114)	(521,975)
Distributions to shareholders from: Net realized gains: Class A	(155,713,279)	(79,369,510)
Class B	(13,714,537)	(12,524,743)
Total distributions	(176,218,534)	(98,031,595)
Portfolio share transactions: Class A Proceeds from shares sold	37,425,632	42,602,597
Reinvestment of distributions	162,076,883	84,984,877
Cost of shares redeemed	(139,030,105)	(156,265,470)
Net increase (decrease) in net assets from Class A share transactions	60,472,410	(28,677,996)
Class B Proceeds from shares sold	14,371,044	12,637,109
Reinvestment of distributions	14,141,651	13,046,718
Cost of shares redeemed	(9,977,946)	(74,159,545)
Net increase (decrease) in net assets from Class B share transactions	18,534,749	(48,475,718)
Increase (decrease) in net assets	(254,138,827)	(149,795,646)
Net assets at beginning of period	501,898,915	651,694,561
Net assets at end of period (including undistributed net investment income of $4,324,008 and $6,809,899, respectively)	$ 247,760,088	$ 501,898,915
Other Information
Class A Shares outstanding at beginning of period	23,283,418	24,500,577
Shares sold	3,355,802	1,968,230
Shares issued to shareholders in reinvestment of distributions	15,105,022	4,200,933
Shares redeemed	(13,565,777)	(7,386,322)
Net increase (decrease) in Class A shares	4,895,047	(1,217,159)
Shares outstanding at end of period	28,178,465	23,283,418
Class B Shares outstanding at beginning of period	1,669,556	3,927,983
Shares sold	1,078,541	603,769
Shares issued to shareholders in reinvestment of distributions	1,315,502	644,282
Shares redeemed	(990,228)	(3,506,478)
Net increase (decrease) in Class B shares	1,403,815	(2,258,427)
Shares outstanding at end of period	3,073,371	1,669,556

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.12	$ 22.93	$ 19.98	$ 20.05	$ 16.06
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.18	.15	.19	.17
Net realized and unrealized gain (loss)	(4.92)	.54	4.69	1.67	3.98
Total from investment operations	(4.79)	.72	4.84	1.86	4.15
Less distributions from: Net investment income	(.29)	(.23)	(.18)	(.15)	(.16)
Net realized gains	(7.11)	(3.30)	(1.71)	(1.78)	—
Total distributions	(7.40)	(3.53)	(1.89)	(1.93)	(.16)
Net asset value, end of period	$ 7.93	$ 20.12	$ 22.93	$ 19.98	$ 20.05
Total Return (%)	(33.42)[b]	3.06	25.06	10.25	26.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	223	468	562	493	467
Ratio of expenses before expense reductions (%)	.83	.78	.79	.79	.79
Ratio of expenses after expense reductions (%)	.82	.78	.79	.79	.79
Ratio of net investment income (%)	1.13	.85	.71	.96	.96
Portfolio turnover rate (%)	49	110	52	61	73
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 20.08	$ 22.88	$ 19.93	$ 20.01	$ 16.03
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.10	.07	.11	.10
Net realized and unrealized gain (loss)	(4.92)	.54	4.67	1.66	3.97
Total from investment operations	(4.83)	.64	4.74	1.77	4.07
Less distributions from: Net investment income	(.22)	(.14)	(.08)	(.07)	(.09)
Net realized gains	(7.11)	(3.30)	(1.71)	(1.78)	—
Total distributions	(7.33)	(3.44)	(1.79)	(1.85)	(.09)
Net asset value, end of period	$ 7.92	$ 20.08	$ 22.88	$ 19.93	$ 20.01
Total Return (%)	(33.67)[b]	2.67	24.59	9.78	25.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	34	90	83	71
Ratio of expenses before expense reductions (%)	1.18	1.16	1.17	1.19	1.16
Ratio of expenses after expense reductions (%)	1.17	1.16	1.17	1.19	1.16
Ratio of net investment income (%)	.78	.47	.33	.56	.59
Portfolio turnover rate (%)	49	110	52	61	73
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Global Thematic VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 1.33% and 1.68% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP
[] DWS Global Thematic VIP — Class A [] MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Thematic VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,225	$7,228	$10,198	$11,480
	Average annual total return	-47.75%	-10.26%	.39%	1.39%
MSCI World Index	Growth of $10,000	$5,929	$7,762	$9,749	$9,379
	Average annual total return	-40.71%	-8.10%	-.51%	-.64%
DWS Global Thematic VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$5,213	$7,153	$10,018	$11,596
	Average annual total return	-47.87%	-10.57%	.04%	2.30%
MSCI World Index	Growth of $10,000	$5,929	$7,762	$9,749	$11,401
	Average annual total return	-40.71%	-8.10%	-.51%	2.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Global Thematic VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 594.10	$ 593.30
Expenses Paid per $1,000*	$ 4.41	$ 5.85
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,019.61	$ 1,017.80
Expenses Paid per $1,000*	$ 5.58	$ 7.41
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.10%	1.46%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Global Thematic VIP

Global equities performed poorly during 2008, the worst perfomance in many decades, reflecting an environment characterized by slowing economic growth, the evolution of the financial and credit crises, and elevated risk aversion among investors. The Class A shares of the Portfolio (unadjusted for contract charges) returned -47.75%, underperforming the -40.71% return of the MSCI World Index.

In managing the Portfolio, we look for long-term themes in the global economy, then we use a combination of quantitative analysis and intensive fundamental research to identify companies that can benefit as these themes unfold. During the past year, our themes related to global agribusiness, energy and basic materials led us to hold above-market weightings in these sectors — a negative for performance at a time of sharply slowing global growth.1 Among the leading individual detractors in these sectors were the Russian energy company Gazprom, the Brazilian port operator Santos Brasil Participacoes SA and the food company Bunge Ltd.* On the plus side, we added value through themes that invest in health care stocks, including Mylan, Inc., and gold mining companies, such as Newmont Mining Corp.* and Barrick Gold Corp.*

We remain committed to investing in high-quality franchises with unique competitive advantages. Specifically, we want to own those companies that can expand their assets with little leverage and, in most cases, also grow their earnings despite the difficult environment. We continue to believe that emerging markets and global agribusiness are among the best opportunities over the next three to five years. In our view, current valuations reflect a selling panic that is inconsistent with the outstanding growth potential in both areas.

Oliver Kratz
Portfolio Manager, Deutsche Investment Management Americas Inc.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets around the world, including North America, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Above market weightings means the Portfolio holds a higher weighting in a given sector or security than the benchmark.
* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	95%	92%
Exchange Traded Funds	2%	2%
Cash Equivalents	1%	4%
Preferred Stocks	1%	2%
Participatory Notes	1%	—
	100%	100%
Sector Diversification (As a % of Common, Preferred Stocks and Participatory Notes)	12/31/08	12/31/07

Health Care	18%	11%
Industrials	16%	21%
Financials	16%	24%
Consumer Staples	13%	8%
Energy	11%	4%
Consumer Discretionary	8%	13%
Materials	7%	5%
Information Technology	6%	11%
Telecommunication Services	5%	3%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

United States	40%	28%
Continental Europe	24%	39%
Asia (excluding Japan)	11%	12%
Latin America	9%	7%
United Kingdom	5%	3%
Japan	5%	6%
Canada	2%	1%
Middle East	2%	2%
Bermuda	1%	—
Africa	—	2%
Other	1%	—
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 124. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Global Thematic VIP

	Shares	Value ($)

Common Stocks 96.9%
Australia 0.7%
Australian Wealth Management Ltd. (Cost $1,052,743)	572,100	442,742
Austria 1.3%
Flughafen Wien AG (Cost $1,970,009)	19,000	849,541
Bermuda 1.4%
Lazard Ltd. "A" (Cost $977,909)	29,200	868,408
Brazil 5.6%
BM&F BOVESPA SA	119,200	313,665
Companhia de Bebidas das Americas (ADR) (Preferred) (a)	14,500	642,495
Companhia Vale do Rio Doce (ADR)	81,400	985,754
Petroleo Brasileiro SA (ADR)	26,000	636,740
Santos Brasil Participacoes SA (Unit)	166,100	461,824
SLC Agricola SA	74,600	454,790
(Cost $5,112,410)		3,495,268
Canada 1.7%
Canadian National Railway Co.	19,000	698,446
Viterra, Inc.*	47,000	361,685
(Cost $1,349,636)		1,060,131
Cayman Islands 0.7%
Fresh Del Monte Produce, Inc.* (Cost $452,414)	18,900	423,738
China 2.8%
Industrial & Commercial Bank of China Ltd. "H"	602,000	319,944
Ping An Insurance (Group) Co. of China Ltd. "H"	295,000	1,441,618
Sunshine Holdings Ltd.*	1,571,000	32,893
(Cost $2,431,245)		1,794,455
France 2.1%
BNP Paribas	6,819	287,942
Compagnie de Saint-Gobain	8,820	415,996
Total SA	11,373	620,029
(Cost $1,469,545)		1,323,967
Germany 7.4%
Axel Springer AG	6,302	456,065
BASF SE	10,000	395,145
Daimler AG (Registered)	10,100	383,762
Deutsche Post AG (Registered)	51,600	872,969
Deutsche Postbank AG (a)	16,800	371,530
Fraport AG	10,200	445,451
Hamburger Hafen und Logistik AG	13,200	439,644
Siemens AG (Registered)	7,000	524,303
Stada Arzneimittel AG	26,900	786,770
(Cost $5,871,696)		4,675,639
Hong Kong 3.4%
Cheung Kong (Holdings) Ltd.	49,000	467,164
China Mobile Ltd.	44,500	451,177
China Water Affairs Group Ltd.*	1,001,700	123,686
	Shares	Value ($)

CNOOC Ltd. (ADR)	3,800	361,912
GOME Electrical Appliances Holdings Ltd.	2,135,000	344,346
Hongkong & Shanghai Hotels Ltd.	553,242	416,666
(Cost $3,968,474)		2,164,951
India 2.1%
Bharti Airtel Ltd.* (Cost $1,743,974)	89,547	1,318,856
Indonesia 0.2%
PT Bumi Resources Tbk (Cost $1,153,255)	1,406,100	121,329
Israel 1.6%
Teva Pharmaceutical Industries Ltd. (ADR) (a) (Cost $961,694)	23,400	996,138
Italy 0.4%
Gemina SpA* (Cost $861,060)	518,706	269,639
Japan 4.9%
Central Japan Railway Co.	41	354,358
Mitsui Fudosan Co., Ltd.	76,000	1,262,962
Mizuho Financial Group, Inc.	206,000	608,360
Toyota Motor Corp.	26,600	870,693
(Cost $3,504,101)		3,096,373
Kazakhstan 0.2%
Kazakhstan Kagazy PLC (GDR) 144A*	181,200	52,548
Steppe Cement Ltd.*	124,003	50,980
(Cost $1,577,114)		103,528
Korea 1.0%
Daesang Corp.	17,036	80,128
Samsung Electronics Co., Ltd.	1,595	579,173
(Cost $704,403)		659,301
Luxembourg 0.5%
ArcelorMittal (Cost $309,618)	13,046	308,288
Malaysia 0.8%
AMMB Holdings Bhd. (Cost $531,235)	698,200	500,769
Mexico 4.1%
America Movil SAB de CV "L" (ADR)	27,950	866,171
Cemex SAB de CV (ADR)*	34,400	314,416
Grupo Aeroportuario del Pacifico SAB de CV "B" (ADR)	33,400	768,868
Grupo Financiero Banorte SAB de CV "O"	163,100	294,436
Grupo Televisa SA (ADR)	21,600	322,704
(Cost $3,035,401)		2,566,595
Netherlands 2.2%
QIAGEN NV* (a) (Cost $1,330,113)	78,800	1,377,068
Russia 2.3%
Far Eastern Shipping Co.*	689,000	199,810
Gazprom (ADR)*	38,682	554,371
Globaltrans Investment PLC (GDR) 144A*	47,000	65,800
	Shares	Value ($)

Novorossiysk Sea Trade Port (GDR) 144A	36,300	245,025
Rosneft Oil Co. (GDR)*	43,350	162,563
Vimpel-Communications (ADR)	27,500	196,900
(Cost $3,164,746)		1,424,469
Singapore 0.3%
Food Empire Holdings Ltd. (Cost $362,240)	715,000	169,083
Sweden 0.4%
Autoliv, Inc. (Cost $227,818)	11,400	244,644
Switzerland 6.1%
Julius Baer Holding AG (Registered)	14,716	566,091
Nestle SA (Registered)	17,743	699,297
Roche Holding AG (Genusschein)	12,671	1,950,494
Swiss Re (Registered)	12,179	591,672
(Cost $3,759,520)		3,807,554
Thailand 0.3%
Seamico Securities PCL (Foreign Registered)	1,852,800	69,254
Siam City Bank PCL (Foreign Registered)*	523,300	106,074
(Cost $459,041)		175,328
United Kingdom 5.4%
Aberdeen Asset Management PLC	391,046	680,192
Anglo American PLC	22,619	516,653
BHP Billiton PLC	16,759	315,687
G4S PLC	462,639	1,373,041
GlaxoSmithKline PLC	28,850	535,583
Tesco PLC	625	3,256
(Cost $4,527,355)		3,424,412
United States 37.0%
AGCO Corp.*	17,300	408,107
Altria Group, Inc.	46,900	706,314
Anadarko Petroleum Corp.	12,000	462,600
Apache Corp.	4,100	305,573
Berkshire Hathaway, Inc. "A"*	3	289,800
Campbell Soup Co.	15,000	450,150
ConocoPhillips	10,100	523,180
CSX Corp.	13,500	438,345
CVS Caremark Corp.	42,400	1,218,576
Expedia, Inc.*	29,000	238,960
ExxonMobil Corp.	19,500	1,556,685
General Mills, Inc.	13,900	844,425
Google, Inc. "A"*	2,000	615,300
Hess Corp.	2,900	155,556
Intrepid Potash, Inc.*	13,500	280,395
Johnson & Johnson	9,650	577,360
Laboratory Corp. of America Holdings*	11,700	753,597
Liberty Media Corp. — Entertainment "A"*	23,200	405,536
Life Technologies Corp.*	20,900	487,179
Marathon Oil Corp.	5,900	161,424
Mattel, Inc.	56,700	907,200
McCormick & Co., Inc.	7,500	238,950
Microsoft Corp.	60,100	1,168,344
Monster Worldwide, Inc.*	31,700	383,253
Mylan, Inc.* (a)	144,950	1,433,555
	Shares	Value ($)

National-Oilwell Varco, Inc.*	14,200	347,048
Oracle Corp.*	37,800	670,194
Owens-Illinois, Inc.*	41,000	1,120,530
Pfizer, Inc.	105,575	1,869,733
Philip Morris International, Inc.	9,700	422,047
Schlumberger Ltd.	11,100	469,863
Stryker Corp. (a)	14,300	571,285
The J.M. Smucker Co.	4,100	177,776
Union Pacific Corp.	11,100	530,580
Wal-Mart Stores, Inc.	15,700	880,142
XTO Energy, Inc.	9,300	328,011
Yahoo!, Inc.*	71,300	869,861
(Cost $26,138,535)		23,267,434
Total Common Stocks (Cost $79,007,304)		60,929,648

Preferred Stock 0.6%
Germany
Porsche Automobil Holding SE (Cost $334,815)	4,850	377,839

Participatory Note 0.6%
United States
Merrill Lynch Frontier Index Trust (issuer Merrill Lynch International & Co.), Expiration Date 2/27/2009 (Cost $1,023,048)	10,000	368,200

Exchange Traded Fund 2.8%
United States
iShares Nasdaq Biotechnology Index Fund (a) (Cost $1,750,455)	24,725	1,756,711

Call Options Purchased 0.0%
United States
General Electric Co., Expiration Date 1/16/2010, Strike Price $30.0 (Cost $212,772)	510	9,180

Securities Lending Collateral 10.2%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $6,423,337)	6,423,337	6,423,337

Cash Equivalents 0.8%
Cash Management QP Trust, 1.42% (b) (Cost $460,549)	460,549	460,549
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $89,212,280)+	111.9	70,325,464
Other Assets and Liabilities, Net (a)	(11.9)	(7,458,656)
Net Assets	100.0	62,866,808
* Non-income producing security.
+ The cost for federal income tax purposes was $92,552,472. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $22,227,008 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,966,217 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,193,225.
(a) All or a portion of these securities were on loan amounting to $6,151,506. In addition, included in other assets and liabilities, net is a pending sale, amounting to $147,815, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $6,299,321, which is 10.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 42,755,529
Level 2	27,225,589
Level 3	344,346
Total	$ 70,325,464

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ —
Total realized gain (loss)	(436,550)
Change in unrealized appreciation (depreciation)	(997,618)
Amortization Premium/Discount	—
Net purchases (sales)	172,439
Net transfers in (out) of Level 3	1,606,075
Balance as of December 31, 2008	$ 344,346

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $82,328,394) — including $6,151,506 of securities loaned	$ 63,441,578
Investment in Daily Assets Fund Institutional (cost $6,423,337)*	6,423,337
Investment in Cash Management QP Trust (cost $460,549)	460,549
Total investments, at value (cost $89,212,280)	70,325,464
Cash	2,867
Foreign currency, at value (cost $313,212)	320,297
Receivable for investments sold	1,771,811
Receivable for Portfolio shares sold	7,761
Dividends receivable	127,876
Interest receivable	7,483
Foreign taxes recoverable	23,641
Due from Advisor	69
Other assets	3,515
Total assets	72,590,784
Liabilities
Payable for investments purchased	3,059,019
Payable upon return of securities loaned	6,423,337
Payable for Portfolio shares redeemed	13,150
Accrued management fee	38,168
Other accrued expenses and payables	190,302
Total liabilities	9,723,976
Net assets, at value	$ 62,866,808
Net Assets Consist of
Undistributed net investment income	932,658
Net unrealized appreciation (depreciation) on: Investments	(18,886,816)
Foreign currency	(2,555)
Accumulated net realized gain (loss)	(57,628,318)
Paid-in capital	138,451,839
Net assets, at value	$ 62,866,808
Class A Net Asset Value, offering and redemption price per share ($58,760,432 ÷ 10,056,541 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.84
Class B Net Asset Value, offering and redemption price per share ($4,106,376 ÷ 702,064 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.85
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $170,729)	$ 2,339,060
Interest	2,853
Interest — Cash Management QP Trust	75,228
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	198,312
Total Income	2,615,453
Expenses: Management fee	1,138,988
Administration fee	72,094
Services to shareholders	671
Custodian and accounting fees	326,276
Distribution service fee (Class B)	17,747
Record keeping fees (Class B)	7,067
Professional fees	77,893
Trustees' fees and expenses	17,002
Reports to shareholders and shareholder meeting	93,163
Other	34,109
Total expenses before expense reductions	1,785,010
Expense reductions	(448,802)
Total expenses after expense reductions	1,336,208
Net investment income (loss)	1,279,245
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $924)	(55,515,117)
Foreign currency	(248,995)
(55,764,112)
Change in net unrealized appreciation (depreciation) on: Investments	(16,917,301)
Foreign currency	(5,809)
(16,923,110)
Net gain (loss)	(72,687,222)
Net increase (decrease) in net assets resulting from operations	$ (71,407,977)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 1,279,245	$ 1,371,727
Net realized gain (loss)	(55,764,112)	38,322,515
Change in net unrealized appreciation (depreciation)	(16,923,110)	(28,184,790)
Net increase (decrease) in net assets resulting from operations	(71,407,977)	11,509,452
Distributions to shareholders from: Net investment income: Class A	(1,766,760)	(976,630)
Class B	(79,972)	(67,864)
Net realized gains: Class A	(36,684,662)	(22,498,351)
Class B	(2,286,851)	(3,879,598)
Total distributions	(40,818,245)	(27,422,443)
Portfolio share transactions: Class A Proceeds from shares sold	9,403,619	32,962,118
Reinvestment of distributions	38,451,422	23,474,981
Cost of shares redeemed	(34,733,222)	(33,544,797)
Net increase (decrease) in net assets from Class A share transactions	13,121,819	22,892,302
Class B Proceeds from shares sold	925,746	5,026,580
Reinvestment of distributions	2,366,823	3,947,462
Cost of shares redeemed	(2,548,724)	(22,340,318)
Net increase (decrease) in net assets from Class B share transactions	743,845	(13,366,276)
Increase (decrease) in net assets	(98,360,558)	(6,386,965)
Net assets at beginning of period	161,227,366	167,614,331
Net assets at end of period (including undistributed net investment income of $932,658 and $1,638,227, respectively)	$ 62,866,808	$ 161,227,366
Other Information
Class A Shares outstanding at beginning of period	9,660,413	8,197,243
Shares sold	875,157	1,983,290
Shares issued to shareholders in reinvestment of distributions	3,769,747	1,533,310
Shares redeemed	(4,248,776)	(2,053,430)
Net increase (decrease) in Class A shares	396,128	1,463,170
Shares outstanding at end of period	10,056,541	9,660,413
Class B Shares outstanding at beginning of period	632,933	1,443,479
Shares sold	95,557	302,846
Shares issued to shareholders in reinvestment of distributions	231,135	257,164
Shares redeemed	(257,561)	(1,370,556)
Net increase (decrease) in Class B shares	69,131	(810,546)
Shares outstanding at end of period	702,064	632,933

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.66	$ 17.39	$ 14.44	$ 11.78	$ 10.39
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.14	.15[c]	.12	.04
Net realized and unrealized gain (loss)	(5.83)	.88	4.02	2.58	1.48
Total from investment operations	(5.72)	1.02	4.17	2.70	1.52
Less distributions from: Net investment income	(.19)	(.11)	(.09)	(.04)	(.13)
Net realized gains	(3.91)	(2.64)	(1.13)	—	—
Total distributions	(4.10)	(2.75)	(1.22)	(.04)	(.13)
Net asset value, end of period	$ 5.84	$ 15.66	$ 17.39	$ 14.44	$ 11.78
Total Return (%)[b]	(47.75)	6.29	30.14[c]	22.94	14.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	151	143	85	63
Ratio of expenses before expense reductions (%)	1.47	1.44	1.38	1.41	1.44
Ratio of expenses after expense reductions (%)	1.09	1.11	1.04	1.28	1.43
Ratio of net investment income (%)	1.09	.82	.92[c]	.98	.38
Portfolio turnover rate (%)	229	191	136	95	81
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.66	$ 17.38	$ 14.43	$ 11.78	$ 10.38
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.07	.09[c]	.07	.00[d]
Net realized and unrealized gain (loss)	(5.83)	.90	4.02	2.58	1.48
Total from investment operations	(5.76)	.97	4.11	2.65	1.48
Less distributions from: Net investment income	(.14)	(.05)	(.03)	—	(.08)
Net realized gains	(3.91)	(2.64)	(1.13)	—	—
Total distributions	(4.05)	(2.69)	(1.16)	—	(.08)
Net asset value, end of period	$ 5.85	$ 15.66	$ 17.38	$ 14.43	$ 11.78
Total Return (%)[b]	(47.87)	5.84	29.65[c]	22.50	14.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	10	25	20	13
Ratio of expenses before expense reductions (%)	1.82	1.81	1.76	1.79	1.84
Ratio of expenses after expense reductions (%)	1.45	1.47	1.43	1.65	1.83
Ratio of net investment income (%)	.73	.46	.53[c]	.61	.02
Portfolio turnover rate (%)	229	191	136	95	81
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.
[d] Amount is less than $.005 per share.

Performance Summary December 31, 2008

DWS Government & Agency Securities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.66% and 1.04% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The guarantee on US Government Guaranteed Securities relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Barclays Capital GNMA Index

The Barclays Capital GNMA Index (name changed from Lehman Brothers GNMA Index, effective November 3, 2008) is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,493	$11,581	$12,325	$16,347
	Average annual total return	4.93%	5.01%	4.27%	5.04%
Barclays Capital GNMA Index	Growth of $10,000	$10,787	$12,072	$13,001	$17,812
	Average annual total return	7.87%	6.48%	5.39%	5.94%
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,460	$11,441	$12,090	$12,770
	Average annual total return	4.60%	4.59%	3.87%	3.83%
Barclays Capital GNMA Index	Growth of $10,000	$10,787	$12,072	$13,001	$13,928
	Average annual total return	7.87%	6.48%	5.39%	5.23%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Government & Agency Securities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,032.50	$ 1,030.80
Expenses Paid per $1,000*	$ 3.32	$ 5.00
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.87	$ 1,020.21
Expenses Paid per $1,000*	$ 3.30	$ 4.98
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.65%	.98%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Government & Agency Securities VIP

Throughout 2008, the fixed-income markets continued to deal with the fallout from the housing and credit crises, which led to the outright failure or forced mergers of numerous financial institutions in both the United States and Europe. In the first half of September alone, Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) were placed into conservatorship by the government, leading investment bank Lehman Brothers failed and global insurance conglomerate AIG was bailed out by the US Treasury. This was followed shortly by the conversion of Morgan Stanley and Goldman Sachs to bank holding companies as they sought shelter from the credit market storm, and the Federal Deposit Insurance Corporation (FDIC) seizure and sale of certain operations to JPMorgan Chase of giant thrift Washington Mutual. As these events unfolded, the Bush administration won approval of a mammoth rescue package designed to unfreeze the credit markets. This failed, however, to prevent a credit crunch from spurring a dramatic slowdown in global economic growth late in the year. In this environment, investors' risk appetites evaporated and liquidity all but disappeared. This led to a frantic "flight to quality" into the safe haven of US Treasuries. Over the 12-month period, the US Federal Reserve Board (the Fed) cut the benchmark federal funds rate (the overnight rate banks charge when they borrow money from each other) from 4.25% to basically zero as it sought to provide market participants with liquidity.

During the 12-month period ended December 31, 2008, the Portfolio provided a total return of 4.93% (Class A shares, unadjusted for contract charges) compared with the 7.87% return of its benchmark, the Barclays Capital GNMA Index.

The Portfolio's underweight position of 15-year mortgages and relatively long-duration profile helped performance in a declining rate environment.1 Concentration on lower-coupon mortgage-backed securities was the principal constraint on performance during the year. We purchased these lower coupons, expecting falling interest rates to result in a pickup in prepayments on higher-coupon issues. The Portfolio's modest exposure to Fannie Mae and Freddie Mac securities also held back performance to a degree, as risk-averse investors favored the explicit government guarantee offered by GNMAs. As the period progressed, the Portfolio's holdings of securities selling at a discount to their par value began to add to performance as falling market interest rates caused previously issued mortgage-backed securities to trade at a premium. Late in the year, our focus on lower coupons and managing prepayment risk began to be rewarded as well. We believe the Portfolio is well positioned going into the new fiscal period given the Fed's focus on lowering borrowing rates. We will continue to monitor the credit and interest rate environment closely as we seek to maintain an attractive dividend for investors.

William Chepolis, CFA Matthew F. MacDonald, CFA
Co-Managers, Deutsche Investment Management Americas Inc.

The Barclays Capital GNMA Index (name changed from Lehman Brothers GNMA Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Mortgage-Backed Securities Pass-Throughs	65%	72%
Collateralized Mortgage Obligation	17%	13%
Government & Agency Obligations	14%	13%
Cash Equivalents	4%	2%
	100%	100%
Credit Quality	12/31/08	12/31/07

US Government and Agencies	92%	97%
AAA*	6%	—
Not Rated	2%	3%
* Includes cash equivalents
Interest Rate Sensitivity	12/31/08	12/31/07

Effective Maturity	3.4 years	5.9 years
Average Duration	1.0 years	3.5 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 136. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 69.2%
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	44,621	45,844
5.0%, 1/1/2034 (c)	20,000,000	20,404,688
5.5%, 2/1/2017	37,677	38,903
6.5%, 9/1/2032	189,450	145,633
7.0%, with various maturities from 6/1/2032 until 8/1/2035	504,374	515,104
8.5%, 7/1/2030	2,336	2,520
Federal National Mortgage Association:
5.0%, 10/1/2033	574,489	588,291
6.0%, 2/1/2035	20,000,000	20,604,688
6.5%, 1/1/2038	1,808,719	1,882,128
7.0%, 9/1/2013	443	456
8.0%, 12/1/2024	11,264	11,923
Government National Mortgage Association:
4.5%, 1/1/2033 (c)	2,000,000	2,025,625
5.0%, with various maturities from 5/20/2023 until 8/20/2035 (c)	5,664,211	5,862,401
5.5%, with various maturities from 10/15/2032 until 3/15/2038 (c)	35,855,560	37,140,094
6.0%, with various maturities from 4/15/2013 until 10/15/2038 (c)	41,366,311	42,859,746
6.5%, with various maturities from 3/15/2014 until 6/15/2038	9,644,836	10,081,964
7.0%, with various maturities from 10/15/2026 until 11/15/2038	7,393,887	7,727,443
7.5%, with various maturities from 4/15/2026 until 1/15/2037	1,811,941	1,905,820
9.5%, with various maturities from 7/15/2016 until 12/15/2022	49,601	55,217
10.0%, with various maturities from 2/15/2016 until 3/15/2016	15,141	17,008
Total Mortgage-Backed Securities Pass-Throughs (Cost $148,889,475)		151,915,496

Collateralized Mortgage Obligations 18.4%
FannieMae Grantor Trust, "A2", Series 2001-T10, 7.5%, 12/25/2041	250,961	258,352
FannieMae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	965,400	997,563
Federal Home Loan Mortgage Corp.:
"AF", Series 2892, 1.495%*, 5/15/2021	951,179	942,110
"FT", Series 3346, 1.545%*, 10/15/2033	2,553,325	2,447,389
"FA", Series 3237, 1.545%*, 11/15/2036	779,088	752,295
	Principal Amount ($)	Value ($)

"FP", Series 3069, 1.695%*, 6/15/2035	888,343	865,495
"GZ", Series 2906, 5.0%, 9/15/2034	1,526,119	1,451,696
"SL", Series 2882, Interest Only, 6.005%**, 10/15/2034	1,198,123	122,709
"1A1", Series T-59, 6.5%, 10/25/2043	1,851,610	1,882,639
"ST", Series 2411, Interest Only, 7.328%**, 6/15/2021	4,075,291	382,489
Federal National Mortgage Association:
"LO", Series 2005-50, Principal Only, Zero Coupon, 6/25/2035	1,077,541	998,804
"ZA", Series 2008-24, 5.0%, 4/25/2038	545,024	499,220
"AN", Series 2007-108, 8.897%*, 11/25/2037	2,384,358	2,531,881
Government National Mortgage Association:
"OD", Series 2006-36, Principal Only, Zero Coupon, 7/16/2036	446,272	388,427
"FH", Series 2007-33, 0.808%*, 6/20/2037	889,933	888,011
"FH", Series 1999-18, 1.29%*, 5/16/2029	2,422,481	2,299,383
"FE", Series 2003-57, 1.34%*, 3/16/2033	151,058	147,481
"FB", Series 2001-28, 1.54%*, 6/16/2031	669,043	654,816
"GD", Series 2004-26, 5.0%, 11/16/2032	2,184,000	2,226,696
"LG", Series 2003-70, 5.0%, 8/20/2033	4,000,000	3,945,196
"KE", Series 2004-19, 5.0%, 3/16/2034	500,000	492,666
"ZM", Series 2004-24, 5.0%, 4/20/2034	1,893,285	1,820,810
"LE", Series 2004-87, 5.0%, 10/20/2034	1,000,000	974,975
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,331,863	1,273,383
"CK", Series 2007-31, 5.0%, 5/16/2037	1,000,000	1,006,963
"SF", Series 2002-63, Interest Only, 5.24%**, 9/16/2032	2,876,291	275,938
"SP", Series 2005-61, Interest Only, 5.24%**, 8/16/2035	1,354,699	89,702
"ZB", Series 2003-85, 5.5%, 10/20/2033	2,537,410	2,382,871
"B", Series 2005-88, 5.5%, 11/20/2035	1,804,000	1,781,773
"ZA", Series 2006-7, 5.5%, 2/20/2036	1,985,966	1,890,512
"SA", Series 2002-65, Interest Only, 5.743%**, 9/20/2032	4,298,014	490,845
"SB", Series 2008-36, Interest Only, 5.763%**, 4/20/2038	2,593,928	112,725
"PH" Series 2002- 84, 6.0%, 11/16/2032	500,000	507,573
"SY", Series 2004-47, Interest Only, 6.02%**, 1/16/2034	1,125,608	101,382
"NS", Series 2007-72, Interest Only, 6.023%**, 11/20/2037	731,067	29,374
"SJ", Series 2004-22, Interest Only, 6.093%**, 4/20/2034	6,328,976	331,472
	Principal Amount ($)	Value ($)

"SN", Series 2005-68, Interest Only, 6.239%**, 1/17/2034	4,461,935	258,385
"GS", Series 2006-16, Interest Only, 6.483%**, 4/20/2036	1,392,668	111,770
"KS", Series 2004-96, Interest Only, 6.493%**, 7/20/2034	725,086	49,040
"PB", Series 2001-53, 6.5%, 11/20/2031	1,500,000	1,590,274
"QS", Series 2003-34, Interest Only, 6.643%**, 3/20/2033	573,654	58,086
"SJ", Series 1999-43, Interest Only, 6.96%**, 11/16/2029	334,974	35,423
Total Collateralized Mortgage Obligations (Cost $38,952,258)		40,348,594

Government & Agency Obligations 15.3%
US Government Sponsored Agencies 10.6%
Federal Home Loan Bank, 3.625%, 9/16/2011	20,000,000	21,162,160
Federal National Mortgage Association, 8.45%*, 2/27/2023	2,000,000	2,000,000
		23,162,160
	Principal Amount ($)	Value ($)

US Treasury Obligations 4.7%
US Treasury Bill:
0.04%***, 5/21/2009 (a)	75,000	74,978
0.17%***, 1/15/2009 (a)	912,000	911,996
US Treasury Inflation-Indexed Notes:
0.625%, 4/15/2013	1,024,970	979,968
3.875%, 1/15/2009	7,926,000	7,864,700
US Treasury Note, 3.375%, 7/31/2013	500,000	546,133
		10,377,775
Total Government & Agency Obligations (Cost $33,377,285)		33,539,935
	Shares	Value ($)

Cash Equivalents 4.9%
Cash Management QP Trust, 1.42% (b) (Cost $10,642,753)	10,642,753	10,642,753
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $231,861,771)+	107.8	236,446,778
Other Assets and Liabilities, Net	(7.8)	(17,185,662)
Net Assets	100.0	219,261,116
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
** These securities are shown at their current rate as of December 31, 2008.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $231,862,148. At December 31, 2008, net unrealized appreciation for all securities based on tax cost was $4,584,630. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,175,130 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $590,500.
(a) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or delayed delivery securities included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
2 Year US Treasury Note	3/31/2009	78	16,743,406	17,008,875	265,469

At December 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	3/20/2009	428	50,187,097	53,821,000	(3,633,903)
5 Year US Treasury Note	3/31/2009	19	2,280,244	2,262,039	18,205
Total net unrealized depreciation					(3,615,698)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ (3,350,229)
Level 2	236,446,778	—
Level 3	—	—
Total	$ 236,446,778	$ (3,350,229)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments Investments in securities, at value (cost $221,219,018)	$ 225,804,025
Investments in Cash Management QP Trust (cost $10,642,753)	10,642,753
Total investments, at value (cost $231,861,771)	236,446,778
Cash	2,011,444
Receivable for investments sold	71,866,161
Receivable for daily variation margin on open futures contracts	669,720
Interest receivable	1,359,903
Other assets	5,882
Total assets	312,359,888
Liabilities
Payable for when-issued and delayed delivery securities purchased	68,551,647
Payable for investments purchased	23,239,470
Payable for Portfolio shares redeemed	993,689
Accrued management fee	77,681
Other accrued expenses and payables	236,285
Total liabilities	93,098,772
Net assets, at value	$ 219,261,116
Net Assets Consist of
Undistributed net investment income	9,842,645
Net unrealized appreciation (depreciation) on: Investments	4,585,007
Futures	(3,350,229)
Accumulated net realized gain (loss)	(3,129,170)
Paid-in capital	211,312,863
Net assets, at value	$ 219,261,116
Class A Net Asset Value, offering and redemption price per share ($211,348,740 ÷ 17,044,556 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.40
Class B Net Asset Value, offering and redemption price per share ($7,912,376 ÷ 639,523 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.37

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Interest	$ 11,096,939
Interest — Cash Management QP Trust	202,323
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,566
Total Income	11,310,828
Expenses: Management fee	1,045,390
Administration fee	143,349
Custodian fee	18,692
Distribution service fee (Class B)	18,374
Services to shareholders	674
Record keeping fees (Class B)	7,043
Professional fees	85,762
Trustees' fees and expenses	18,411
Reports to shareholders and shareholder meeting	105,985
Other	15,728
Total expenses before expense reductions	1,459,408
Expense reductions	(21,069)
Total expenses after expense reductions	1,438,339
Net investment income	9,872,489
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,090,535
Futures	(2,538,655)
(448,120)
Change in net unrealized appreciation (depreciation) on: Investments	3,918,330
Futures	(3,141,054)
777,276
Net gain (loss)	329,156
Net increase (decrease) in net assets resulting from operations	$ 10,201,645

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 9,872,489	$ 10,439,394
Net realized gain (loss)	(448,120)	(1,286,321)
Change in net unrealized appreciation (depreciation)	777,276	3,273,665
Net increase (decrease) in net assets resulting from operations	10,201,645	12,426,738
Distributions to shareholders from: Net investment income: Class A	(9,943,580)	(10,212,645)
Class B	(313,588)	(1,469,899)
Total distributions	(10,257,168)	(11,682,544)
Portfolio share transactions: Class A Proceeds from shares sold	78,211,163	30,397,968
Reinvestment of distributions	9,943,580	10,212,645
Cost of shares redeemed	(75,825,560)	(53,955,468)
Net increase (decrease) in net assets from Class A share transactions	12,329,183	(13,344,855)
Class B Proceeds from shares sold	7,001,909	9,440,856
Reinvestment of distributions	313,588	1,469,899
Cost of shares redeemed	(4,358,212)	(38,336,134)
Net increase (decrease) in net assets from Class B share transactions	2,957,285	(27,425,379)
Increase (decrease) in net assets	15,230,945	(40,026,040)
Net assets at beginning of period	204,030,171	244,056,211
Net assets at end of period (including undistributed net investment income of $9,842,645 and $10,227,324, respectively)	$ 219,261,116	$ 204,030,171
Other Information
Class A Shares outstanding at beginning of period	16,080,508	17,174,275
Shares sold	6,375,775	2,509,518
Shares issued to shareholders in reinvestment of distributions	823,144	862,554
Shares redeemed	(6,234,871)	(4,465,839)
Net increase (decrease) in Class A shares	964,048	(1,093,767)
Shares outstanding at end of period	17,044,556	16,080,508
Class B Shares outstanding at beginning of period	403,813	2,706,547
Shares sold	569,092	788,569
Shares issued to shareholders in reinvestment of distributions	25,938	124,042
Shares redeemed	(359,320)	(3,215,345)
Net increase (decrease) in Class B shares	235,710	(2,302,734)
Shares outstanding at end of period	639,523	403,813

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.38	$ 12.28	$ 12.26	$ 12.55	$ 12.54
Income (loss) from investment operations: Net investment income[a]	.56	.58	.55	.51	.44
Net realized and unrealized gain (loss)	.04	.12	(.06)	(.20)	.03
Total from investment operations	.60	.70	.49	.31	.47
Less distributions from: Net investment income	(.58)	(.60)	(.47)	(.50)	(.35)
Net realized gains	—	—	—	(.10)	(.11)
Total distributions	(.58)	(.60)	(.47)	(.60)	(.46)
Net asset value, end of period	$ 12.40	$ 12.38	$ 12.28	$ 12.26	$ 12.55
Total Return (%)	4.93[b]	5.95[b]	4.16	2.57	3.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	211	199	211	243	280
Ratio of expenses before expense reductions (%)	.66	.66	.67	.63	.61
Ratio of expenses after expense reductions (%)	.65	.63	.67	.63	.61
Ratio of net investment income (loss) (%)	4.58	4.77	4.56	4.17	3.59
Portfolio turnover rate (%)	543	465	241	191	226
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.35	$ 12.25	$ 12.23	$ 12.52	$ 12.51
Income (loss) from investment operations: Net investment income[a]	.52	.53	.50	.47	.40
Net realized and unrealized gain (loss)	.03	.12	(.06)	(.21)	.02
Total from investment operations	.55	.65	.44	.26	.42
Less distributions from: Net investment income	(.53)	(.55)	(.42)	(.45)	(.30)
Net realized gains	—	—	—	(.10)	(.11)
Total distributions	(.53)	(.55)	(.42)	(.55)	(.41)
Net asset value, end of period	$ 12.37	$ 12.35	$ 12.25	$ 12.23	$ 12.52
Total Return (%)	4.60[b]	5.43[b]	3.74	2.24	3.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5	33	47	49
Ratio of expenses before expense reductions (%)	1.00	1.04	1.07	1.02	1.00
Ratio of expenses after expense reductions (%)	1.00	1.01	1.07	1.02	1.00
Ratio of net investment income (%)	4.24	4.39	4.16	3.78	3.21
Portfolio turnover rate (%)	543	465	241	191	226
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Growth Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual Portfolio direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.59% for Class B shares. The total Portfolio direct and estimated indirect Underlying DWS Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as presented in the fee table of the prospectus dated May 1, 2008 is 1.32% for Class B shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Growth Allocation VIP from 8/16/2004 to 12/31/2008
[] DWS Growth Allocation VIP — Class B [] Russell 1000® Index [] Barclays Capital US Aggregate Index

The Russell 1000® Index is an unmanaged Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Growth Allocation VIP		1-Year	3-Year	Life of Portfolio*
Class B	Growth of $10,000	$6,545	$7,784	$9,103
	Average annual total return	-34.55%	-8.01%	-2.13%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,005
	Average annual total return	-37.60%	-8.66%	-2.39%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,178
	Average annual total return	5.24%	5.51%	4.65%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Growth Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios and non-affiliated funds ("Underlying Portfolios") in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Portfolios is based on the expense ratios from the Underlying Portfolios' most recent shareholder report. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 703.40
Expenses Paid per $1,000*	$ 3.00
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.62
Expenses Paid per $1,000*	$ 3.56
Direct Portfolio Expenses and Acquired Portfolios (Underlying Portfolios) Fees and Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 703.40
Expenses Paid per $1,000**	$ 6.38
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,017.65
Expenses Paid per $1,000**	$ 7.56
* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
** Expenses are equal to the Portfolio's annualized expense ratio plus the Acquired Portfolios (Underlying Portfolios) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.70%
Acquired Portfolios (Underlying Portfolios) Fees and Expenses	.79%
Net Annual Portfolio and Acquired Portfolios (Underlying Portfolios) Operating Expenses	1.49%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Growth Allocation VIP

For the 12 months ended December 31, 2008, the DWS Growth Allocation VIP's Class B shares (unadjusted for contract charges) had a return of -34.55%. For the 12-month period, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -37.31%. Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. The Portfolio's return was below that of its bond benchmark, the Barclays Capital US Aggregate Index, which returned 5.24%, but above the returns of its equity benchmark, the Russell 1000® Index, which returned -37.60%.

There are three major determinants of the Portfolio's performance; strategic asset allocation, tactical asset allocation and the performance of the underlying funds in which the Portfolio's assets are invested. During 2008, strategic asset allocation contributed to the Portfolio's performance relative to its peer group of comparable funds, while tactical asset allocation and performance of the underlying funds detracted.

Strategic asset allocation refers to the longer-term allocation among asset classes. The Portfolio's allocation between equity and fixed-income funds remained close to its target of 75% equity and 25% fixed income during 2008. Tactical allocation decisions are short-term underweights or overweights of particular asset classes relative to their longer-term strategic asset allocation targets.1 Overall tactical asset allocation, with an underweight of cash equivalents and investment-grade bonds balanced by an overweight in large-cap and international equities, detracted from performance, as fixed-income securities performed better than stocks.

Performance of each of the underlying funds is compared to a suitable benchmark for that particular fund's asset class and management style. The underlying funds as a group detracted from performance relative to their respective benchmarks. However, large-cap equity funds added value relative to their peers, as did high-yield funds, although these funds had negative absolute returns.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Growth Allocation VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Equity — Equity Funds	69%	79%
Fixed Income — Bond Funds	21%	19%
Equity — Exchange Traded Funds	6%	—
Fixed Income — Money Market Funds	4%	2%
	100%	100%
Target Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Equity	75%	75%
Fixed Income	25%	25%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 148. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Growth Allocation VIP

	Shares	Value ($)

Equity — Equity Funds 69.5%
DWS Blue Chip VIP "A"	2,917	21,146
DWS Capital Growth VIP "A"	49,840	675,325
DWS Communications Fund "Institutional"	1,885	18,488
DWS Davis Venture Value VIP "A"	209,326	1,572,035
DWS Dreman High Return Equity VIP "A"	7,233	44,917
DWS Dreman Small Cap Value Fund "Institutional"	3,015	73,115
DWS Dreman Small Mid Cap Value VIP "A"	92,671	734,881
DWS Emerging Markets Equity Fund "Institutional"	29,790	303,266
DWS Equity 500 Index VIP "A"	30,487	291,155
DWS Global Opportunities VIP "A"	65,537	510,537
DWS Global Thematic VIP "A"	85,098	496,972
DWS Growth & Income VIP "A"	358,443	1,835,226
DWS Health Care VIP "A"	66,930	632,487
DWS International Select Equity VIP "A"	4,324	26,897
DWS International VIP "A"	160,952	1,049,410
DWS Janus Growth & Income VIP "A"	7,182	48,766
DWS Japan Equity Fund "S"	12,101	89,181
DWS Large Cap Value VIP "A"	433,360	3,865,573
DWS Mid Cap Growth VIP "A"	1,913	13,006
DWS RREEF Global Real Estate Securities Fund "Institutional"	24,586	132,272
DWS Small Cap Core Fund "S"	4,953	54,236
DWS Small Cap Growth VIP "A"	48,514	369,193
DWS Small Cap Index VIP "A"	25,295	218,294
DWS Technology VIP "A"	113,981	656,533
Total Equity Funds (Cost $24,398,892)		13,732,911

Equity — Exchange Traded Funds 5.7%
Consumer Discretionary Select Sector SPDR Fund	899	19,391
Consumer Staples Select Sector SPDR Fund	3,802	90,754
Energy Select Sector SPDR Fund	653	31,240
Financial Select Sector SPDR Fund	4,001	50,493
	Shares	Value ($)

Industrial Select Sector SPDR Fund	2,950	69,266
iShares MSCI Australia Index Fund	6,895	96,599
iShares MSCI Canada Index Fund	12,936	225,475
iShares MSCI EAFE Small Cap Index Fund	3,385	87,028
iShares MSCI France Index Fund	3,379	70,722
iShares MSCI Switzerland Index Fund	3,383	62,721
iShares MSCI United Kingdom Index Fund	26,556	325,311
Total Exchange Traded Funds (Cost $1,635,831)		1,129,000

Fixed Income — Bond Funds 20.9%
DWS Core Fixed Income VIP "A"	215,420	1,917,235
DWS Emerging Markets Fixed Income Fund "Institutional"	6,676	55,143
DWS Global Bond Fund "S"	66,328	663,941
DWS Government & Agency Securities VIP "A"	67,071	831,678
DWS High Income VIP "A"	37,200	197,907
DWS Inflation Protected Plus Fund "Institutional"	22,522	205,402
DWS Short Duration Plus Fund "Institutional"	19,017	166,778
DWS US Bond Index Fund "Institutional"	8,191	84,363
Total Fixed Income — Bond Funds (Cost $4,788,205)		4,122,447

Fixed Income — Money Market Fund 4.2%
Cash Management QP Trust (Cost $828,709)	828,709	828,709
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $31,651,637)+	100.3	19,813,067
Other Assets and Liabilities, Net	(0.3)	(53,717)
Net Assets	100.0	19,759,350
+ The cost for federal income tax purposes was $31,711,314. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $11,898,247. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,939 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,922,186.

EAFE: Europe, Australasia and Far East

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 18,984,358
Level 2	828,709
Level 3	—
Total	$ 19,813,067

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $29,187,097)	$ 17,855,358
Investments in Non-affiliated funds (cost $1,635,831)	1,129,000
Investment in Cash Management QP Trust (cost $828,709)	828,709
Total investments, at value (cost $31,651,637)	19,813,067
Interest receivable	1,049
Due from Advisor	19,773
Other assets	787
Total assets	19,834,676
Liabilities
Payable for Portfolio shares redeemed	4,017
Accrued management fee	572
Other accrued expenses and payables	70,737
Total liabilities	75,326
Net assets, at value	$ 19,759,350
Net Assets Consist of
Undistributed net investment income	1,559,705
Net unrealized appreciation (depreciation) on investments	(11,838,570)
Accumulated net realized gain (loss)	1,022,942
Paid-in capital	29,015,273
Net assets, at value	$ 19,759,350
Class B Net Asset Value, offering and redemption price per share ($19,759,350 ÷ 3,154,766 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.26

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 804,522
Dividends	28,715
Interest — Cash Management QP Trust	13,268
Total Income	846,505
Expenses: Management fee	26,040
Administration fee	16,931
Services to shareholders	48
Custodian and accounting fees	21,109
Distribution service fee	67,386
Record keeping fees	28,321
Audit and tax fees	44,645
Legal	27,214
Trustees' fees and expenses	8,731
Reports to shareholders and shareholder meeting	22,121
Other	5,942
Total expenses before expense reductions	268,488
Expense reductions	(76,513)
Total expenses after expense reductions	191,975
Net investment income (loss)	654,530
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(2,360,576)
Capital gain distributions from Underlying Affiliated Portfolios	4,298,081
1,937,505
Change in net unrealized appreciation (depreciation) on investments	(13,298,575)
Net gain (loss)	(11,361,070)
Net increase (decrease) in net assets resulting from operations	$ (10,706,540)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 654,530	$ 3,174,829
Net realized gain (loss)	1,937,505	26,468,783
Change in net unrealized appreciation (depreciation)	(13,298,575)	(16,832,031)
Net increase (decrease) in net assets resulting from operations	(10,706,540)	12,811,581
Distributions to shareholders from: Net investment income: Class B	(1,288,633)	(4,126,872)
Net realized gains: Class B	(5,948,945)	(10,532,122)
Total share distributions	(7,237,578)	(14,658,994)
Portfolio share transactions: Class B Proceeds from shares sold	1,876,798	5,915,221
Reinvestment of distributions	7,237,578	14,658,994
Cost of shares redeemed	(4,325,172)	(194,804,275)
Net increase (decrease) in net assets from Class B share transactions	4,789,204	(174,230,060)
Increase (decrease) in net assets	(13,154,914)	(176,077,473)
Net assets at beginning of period	32,914,264	208,991,737
Net assets at end of period (including undistributed net investment income of $1,559,705 and $5,144,244, respectively)	$ 19,759,350	$ 32,914,264
Other Information
Class B Shares outstanding at beginning of period	2,590,950	16,154,379
Shares sold	227,845	462,860
Shares issued to shareholders in reinvestment of distributions	820,587	1,205,509
Shares redeemed	(484,616)	(15,231,798)
Net increase (decrease) in Class B shares	563,816	(13,563,429)
Shares outstanding at end of period	3,154,766	2,590,950

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.70	$ 12.94	$ 11.67	$ 11.03	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.21	.14	.11	(.03)
Net realized and unrealized gain (loss)	(3.76)	.47	1.33	.55	1.06
Total from investment operations	(3.55)	.68	1.47	.66	1.03
Less distributions from: Net investment income	(.51)	(.26)	(.10)	—	—
Net realized gains	(2.38)	(.66)	(.10)	(.02)	—
Total distributions	(2.89)	(.92)	(.20)	(.02)	—
Net asset value, end of period	$ 6.26	$ 12.70	$ 12.94	$ 11.67	$ 11.03
Total Return (%)[c,d]	(34.55)	5.58	12.66	6.02	10.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	33	209	197	47
Ratio of expenses before expense reductions (%)[e]	1.00	.63	.62	.65	1.38*
Ratio of expenses after expense reductions (%)[e]	.71	.58	.57	.60	0.75*
Ratio of net investment income (loss) (%)	2.43	1.60	1.20	1.01	(0.69)*
Portfolio turnover rate (%)	45	31	45	20	15
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced some Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and non-affiliated funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Performance Summary December 31, 2008

DWS High Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.69% and 0.94% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,606	$8,483	$9,907	$11,784
	Average annual total return	-23.94%	-5.34%	-.19%	1.66%
Credit Suisse High Yield Index	Growth of $10,000	$7,383	$8,481	$9,710	$13,266
	Average annual total return	-26.17%	-5.34%	-.59%	2.87%
DWS High Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$7,587	$8,400	$9,736	$12,388
	Average annual total return	-24.13%	-5.65%	-.53%	3.35%
Credit Suisse High Yield Index	Growth of $10,000	$7,383	$8,481	$9,710	$12,787
	Average annual total return	-26.17%	-5.34%	-.59%	3.85%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS High Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 771.00	$ 771.30
Expenses Paid per $1,000*	$ 3.52	$ 4.59
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.17	$ 1,019.96
Expenses Paid per $1,000*	$ 4.01	$ 5.23
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.79%	1.03%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS High Income VIP

High-yield bonds were particularly vulnerable to the crosscurrents affecting the broader financial system in 2008, producing a negative absolute return and underperforming the broader bond market by a wide margin. First, concerns about a sharp economic slowdown fueled speculation that the high-yield default rate would move considerably higher. Second, the financial crisis caused a number of corporations to lose access to credit — at least temporarily — an issue of particular importance for companies in the high-yield sector. And third, forced selling by institutional investors put additional pressure on bond prices. While the market recovered somewhat in December, the Credit Suisse High Yield Index, the Portfolio's benchmark, finished the year with a return of -26.17%. Class A shares of the Portfolio outperformed its benchmark with a return of -23.94% (unadjusted for contract charges).

From a sector standpoint, the Portfolio benefited from its above-benchmark weightings in less cyclical groups such as health care, utilities and wireless telecommunication. Among individual securities, some of the leading contributors to performance were Charter Communications Operating LLC; Kansas City Southern Railway Co.; and DRS Technologies, Inc., a defense-related firm that was bid for by the investment-grade-rated company Finmeccanica SpA. Notable detractors included Lyondell Chemical Co.*, Young Broadcasting, Inc. and Hawker Beechcraft Acquisition Co., LLC.

We believe a cautious investment approach remains necessary in the current environment. Given the uncertainty in the global financial markets, we believe that the key to outperformance throughout 2009 will be the avoidance of individual credit defaults. We continue to focus carefully on research and the fundamental credit strength of issuers in the Portfolio in order to minimize default risk to the greatest extent possible.

Gary Sullivan, CFA
Portfolio Manager, Deutsche Investment Management Americas Inc.

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS High Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Corporate Bonds	84%	89%
Cash Equivalents	9%	3%
Loan Participations and Assignments	7%	7%
Other Investments	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Energy	15%	11%
Consumer Discretionary	13%	22%
Materials	12%	11%
Telecommunication Services	12%	8%
Utilities	11%	7%
Financials	10%	14%
Industrials	10%	13%
Health Care	9%	6%
Consumer Staples	4%	4%
Information Technology	4%	4%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/08	12/31/07

Cash Equivalents	8%	3%
BBB	12%	4%
BB	35%	29%
B	31%	51%
CCC	7%	13%
CC	3%	—
D	1%	—
Not Rated	3%	—
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Under 1 year	5%	6%
1-4.99 years	41%	32%
5-9.99 years	50%	56%
10-14.99 years	1%	2%
15 years or greater	3%	4%
	100%	100%
Interest Rate Sensitivity	12/31/08	12/31/07

Effective maturity	5.6 years	6.2 years
Average duration	3.7 years	4.1 years

Asset allocation, sector diversification, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 158. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 81.9%
Consumer Discretionary 10.8%
AMC Entertainment, Inc., 8.0%, 3/1/2014	740,000	455,100
American Achievement Corp., 144A, 8.25%, 4/1/2012	255,000	196,350
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK)	404,107	96,986
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	590,000	274,350
8.0%, 3/15/2014	250,000	118,750
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	380,000	199,500
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	340,000	129,200
Carrols Corp., 9.0%, 1/15/2013	225,000	151,875
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	1,085,000	868,000
CSC Holdings, Inc.:
6.75%, 4/15/2012	355,000	324,825
Series B, 7.625%, 4/1/2011	355,000	334,587
Series B, 8.125%, 7/15/2009	125,000	124,375
Series B, 8.125%, 8/15/2009	345,000	343,275
Denny's Holdings, Inc., 10.0%, 10/1/2012	165,000	114,263
DIRECTV Holdings LLC, 7.625%, 5/15/2016	1,055,000	1,023,350
Dollarama Group LP, 8.073%***, 8/15/2012 (b)	347,000	220,345
EchoStar DBS Corp.:
6.375%, 10/1/2011	555,000	516,150
6.625%, 10/1/2014	665,000	555,275
7.125%, 2/1/2016	465,000	388,275
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	490,000	47,775
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	505,000	343,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	250,000	167,500
Hertz Corp., 8.875%, 1/1/2014	1,340,000	824,100
Idearc, Inc., 8.0%, 11/15/2016	920,000	69,000
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	330,000	179,850
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	425,000	180,625
Kabel Deutschland GmbH, 10.625%, 7/1/2014	620,000	551,800
Lamar Media Corp., Series C, 6.625%, 8/15/2015	295,000	213,137
Liberty Media LLC, 5.7%, 5/15/2013	95,000	62,280
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	255,000	153,000
MGM MIRAGE:
6.625%, 7/15/2015	410,000	250,100
8.375%, 2/1/2011	425,000	252,875
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	630,000	472,500
Norcraft Holdings LP, 9.75%, 9/1/2012	1,385,000	1,031,825
	Principal Amount ($)(a)	Value ($)

Penske Automotive Group, Inc., 7.75%, 12/15/2016	905,000	420,825
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	300,000	237,000
Quebecor Media, Inc., 7.75%, 3/15/2016	290,000	195,750
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	420,000	33,075
Quiksilver, Inc., 6.875%, 4/15/2015	405,000	130,613
Reader's Digest Association, Inc., 9.0%, 2/15/2017	350,000	30,188
Sabre Holdings Corp., 8.35%, 3/15/2016	460,000	102,350
Seminole Hard Rock Entertainment, Inc., 144A, 4.496%***, 3/15/2014	590,000	299,425
Shaw Communications, Inc., 8.25%, 4/11/2010	605,000	595,925
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	370,000	185,000
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,655,000	190,325
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (c)	367,000	276,167
Sirius XM Radio, Inc., 9.625%, 8/1/2013	860,000	160,175
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	490,000	182,525
Travelport LLC:
6.828%***, 9/1/2014	390,000	115,050
9.875%, 9/1/2014	65,000	24,375
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	105,000	13,913
United Components, Inc., 9.375%, 6/15/2013	80,000	33,600
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	785,000	856,583
144A, 10.375%, 2/15/2015	255,000	198,262
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	365,000	388,136
144A, 8.0%, 11/1/2016 EUR	190,000	183,556
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	200,357	46,743
Vitro SAB de CV, 9.125%, 2/1/2017	1,470,000	441,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	2,040,000	20,400
		16,595,559
Consumer Staples 3.4%
Alliance One International, Inc., 8.5%, 5/15/2012	250,000	183,750
Altria Group, Inc.:
8.5%, 11/10/2013	330,000	341,796
9.7%, 11/10/2018	165,000	178,337
Delhaize America, Inc.:
8.05%, 4/15/2027	190,000	175,829
9.0%, 4/15/2031	917,000	927,381
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	280,000	156,800
	Principal Amount ($)(a)	Value ($)

North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	2,081,750	1,144,963
Smithfield Foods, Inc., 7.75%, 7/1/2017	145,000	82,650
Viskase Companies, Inc., 11.5%, 6/15/2011	3,100,000	2,015,000
		5,206,506
Energy 11.1%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	845,000	515,450
Belden & Blake Corp., 8.75%, 7/15/2012	2,050,000	1,404,250
Bristow Group, Inc., 7.5%, 9/15/2017	450,000	301,500
Chaparral Energy, Inc., 8.5%, 12/1/2015	600,000	120,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	525,000	388,500
6.875%, 1/15/2016	1,166,000	932,800
7.25%, 12/15/2018	800,000	624,000
7.5%, 6/15/2014	180,000	152,100
Cimarex Energy Co., 7.125%, 5/1/2017	370,000	288,600
Colorado Interstate Gas Co., 6.8%, 11/15/2015	220,000	189,528
Delta Petroleum Corp., 7.0%, 4/1/2015	715,000	143,000
Dynegy Holdings, Inc., 6.875%, 4/1/2011	195,000	170,625
El Paso Corp.:
7.25%, 6/1/2018	985,000	781,767
7.75%, 6/15/2010	165,000	152,950
9.625%, 5/15/2012	320,000	271,715
EXCO Resources, Inc., 7.25%, 1/15/2011	580,000	452,400
Forest Oil Corp., 144A, 7.25%, 6/15/2019	210,000	153,300
Frontier Oil Corp.:
6.625%, 10/1/2011	330,000	298,650
8.5%, 9/15/2016	575,000	507,437
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012	100,000	89,398
KCS Energy, Inc., 7.125%, 4/1/2012	1,495,000	1,121,250
Mariner Energy, Inc.:
7.5%, 4/15/2013	305,000	195,200
8.0%, 5/15/2017	470,000	244,400
Newfield Exploration Co., 7.125%, 5/15/2018	640,000	505,600
OPTI Canada, Inc., 8.25%, 12/15/2014	1,025,000	553,500
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	220,000	162,800
9.125%, 7/15/2013	450,000	364,500
Plains Exploration & Production Co.:
7.0%, 3/15/2017	220,000	150,700
7.625%, 6/1/2018	720,000	493,200
Quicksilver Resources, Inc., 7.125%, 4/1/2016	1,040,000	556,400
Range Resources Corp., 7.25%, 5/1/2018	65,000	54,275
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	285,000	158,175
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	585,000	511,875
	Principal Amount ($)(a)	Value ($)

Stone Energy Corp.:
6.75%, 12/15/2014	590,000	289,100
8.25%, 12/15/2011	1,285,000	796,700
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	165,000	130,968
Tesoro Corp., 6.5%, 6/1/2017	425,000	233,219
Whiting Petroleum Corp.:
7.0%, 2/1/2014	500,000	352,500
7.25%, 5/1/2012	545,000	406,025
7.25%, 5/1/2013	140,000	99,400
Williams Companies, Inc.:
8.125%, 3/15/2012	1,040,000	958,100
8.75%, 3/15/2032	810,000	603,450
Williams Partners LP, 7.25%, 2/1/2017	420,000	331,800
		17,211,107
Financials 8.1%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	925,000	351,500
Ashton Woods USA LLC, 9.5%, 10/1/2015**	1,370,000	274,000
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	250,000	50,000
Conproca SA de CV, REG S, 12.0%, 6/16/2010	1,648,035	1,676,876
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	2,665,000	1,946,806
7.875%, 6/15/2010	1,015,000	812,183
GMAC LLC, 144A, 6.875%, 9/15/2011	2,118,000	1,513,459
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	1,035,000	424,350
8.875%, 4/1/2015 (PIK)	895,000	304,300
Hexion US Finance Corp., 9.75%, 11/15/2014	205,000	58,425
Inmarsat Finance PLC, 10.375%, 11/15/2012	820,000	726,725
iPayment, Inc., 9.75%, 5/15/2014	475,000	237,500
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	430,000	94,600
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	575,000	60,375
NiSource Finance Corp.:
6.15%, 3/1/2013	50,000	38,527
7.875%, 11/15/2010	745,000	681,742
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	370,000	196,100
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	355,000	347,900
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	112,000	99,680
Sprint Capital Corp.:
7.625%, 1/30/2011	360,000	300,600
8.375%, 3/15/2012	145,000	116,000
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	1,220,000	12,200
UCI Holdco, Inc., 9.996%***, 12/15/2013 (PIK)	639,775	108,762
Universal City Development Partners, 11.75%, 4/1/2010	2,125,000	1,370,625
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	570,000	645,747
144A, 10.75%, 12/1/2015	85,000	73,100
		12,522,082
	Principal Amount ($)(a)	Value ($)

Health Care 6.4%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	560,000	285,600
Boston Scientific Corp., 6.0%, 6/15/2011	520,000	494,000
Community Health Systems, Inc., 8.875%, 7/15/2015	2,865,000	2,635,800
HCA, Inc.:
9.125%, 11/15/2014	760,000	704,900
9.25%, 11/15/2016	2,040,000	1,871,700
9.625%, 11/15/2016 (PIK)	770,000	600,600
HEALTHSOUTH Corp., 10.75%, 6/15/2016	290,000	266,075
IASIS Healthcare LLC, 8.75%, 6/15/2014	525,000	406,875
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	420,000	308,700
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	515,000	314,150
The Cooper Companies, Inc., 7.125%, 2/15/2015	840,000	705,600
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	455,000	357,175
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,095,000	914,325
		9,865,500
Industrials 9.1%
Actuant Corp., 6.875%, 6/15/2017	300,000	225,750
Allied Waste North America, Inc., 6.5%, 11/15/2010	250,000	241,250
ARAMARK Corp., 8.5%, 2/1/2015 (c)	140,000	126,700
Baldor Electric Co., 8.625%, 2/15/2017 (c)	380,000	283,100
BE Aerospace, Inc., 8.5%, 7/1/2018	300,000	270,000
Belden, Inc., 7.0%, 3/15/2017	420,000	315,000
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,405,000	1,159,080
Congoleum Corp., 8.625%, 8/1/2008**	1,200,000	900,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	45,000	45,000
6.875%, 11/1/2013	590,000	587,050
7.625%, 2/1/2018	1,450,000	1,450,000
Esco Corp.:
144A, 5.871%***, 12/15/2013	430,000	275,200
144A, 8.625%, 12/15/2013	610,000	427,000
General Cable Corp.:
6.258%***, 4/1/2015	505,000	236,087
7.125%, 4/1/2017	400,000	264,000
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	300,000	231,375
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	435,000	126,150
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	500,000	409,100
7.625%, 12/1/2013	1,085,000	889,700
9.375%, 5/1/2012	1,075,000	983,625
Kansas City Southern Railway Co., 8.0%, 6/1/2015	655,000	517,450
Mobile Mini, Inc., 9.75%, 8/1/2014	420,000	298,200
Moog, Inc., 144A, 7.25%, 6/15/2018	140,000	112,000
	Principal Amount ($)(a)	Value ($)

Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	605,000	335,775
Ply Gem Industries, Inc., 11.75%, 6/15/2013 (c)	250,000	135,000
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	1,185,000	177,750
RBS Global, Inc. & Rexnord Corp., 9.5%, 8/1/2014	335,000	249,575
Seitel, Inc., 9.75%, 2/15/2014	210,000	75,600
Titan International, Inc., 8.0%, 1/15/2012	1,190,000	880,600
TransDigm, Inc., 7.75%, 7/15/2014	260,000	213,200
United Rentals North America, Inc.:
6.5%, 2/15/2012	735,000	580,650
7.0%, 2/15/2014	985,000	600,850
US Concrete, Inc., 8.375%, 4/1/2014	470,000	253,800
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	250,000	168,750
		14,044,367
Information Technology 3.4%
Alion Science & Technology Corp., 10.25%, 2/1/2015	390,000	175,988
L-3 Communications Corp.:
5.875%, 1/15/2015	1,280,000	1,152,000
Series B, 6.375%, 10/15/2015	705,000	659,175
7.625%, 6/15/2012	1,055,000	1,031,262
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,185,000	474,000
MasTec, Inc., 7.625%, 2/1/2017	610,000	458,262
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	720,000	374,400
SunGard Data Systems, Inc., 10.25%, 8/15/2015	980,000	646,800
Vangent, Inc., 9.625%, 2/15/2015	350,000	203,438
		5,175,325
Materials 10.1%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	235,000	162,150
ARCO Chemical Co., 9.8%, 2/1/2020**	3,270,000	359,700
Cascades, Inc., 7.25%, 2/15/2013	1,096,000	558,960
Chemtura Corp., 6.875%, 6/1/2016	705,000	359,550
Clondalkin Acquisition BV, 144A, 3.996%***, 12/15/2013	540,000	272,700
CPG International I, Inc., 10.5%, 7/1/2013	880,000	492,800
Exopack Holding Corp., 11.25%, 2/1/2014	1,415,000	827,775
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 2/1/2014	80,000	72,000
8.25%, 4/1/2015	1,005,000	854,250
8.375%, 4/1/2017	1,965,000	1,611,300
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	1,242,271	894,433
144A, 9.968%***, 12/31/2009	1,996,000	1,437,120
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	260,000	218,400
9.5%, 12/1/2011	330,000	311,850
Hexcel Corp., 6.75%, 2/1/2015	1,560,000	1,185,600
Huntsman LLC, 11.625%, 10/15/2010	1,277,000	1,117,375
Innophos, Inc., 8.875%, 8/15/2014	170,000	119,000
	Principal Amount ($)(a)	Value ($)

Jefferson Smurfit Corp., 8.25%, 10/1/2012	460,000	78,200
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,030,000	798,250
Metals USA Holdings Corp., 10.883%***, 7/1/2012 (PIK)	261,937	73,343
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	200,000	100,000
NewMarket Corp., 7.125%, 12/15/2016	1,005,000	753,750
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	475,000	482,000
Pliant Corp., 11.85%, 6/15/2009 (PIK)	11	6
Radnor Holdings Corp., 11.0%, 3/15/2010**	265,000	331
Rhodia SA, 144A, 8.068%***, 10/15/2013 EUR	475,000	330,137
Smurfit-Stone Container Enterprises, Inc., 8.0%, 3/15/2017	550,000	104,500
Steel Dynamics, Inc., 7.375%, 11/1/2012	70,000	51,100
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	815,000	599,025
The Mosaic Co., 144A, 7.375%, 12/1/2014	680,000	557,600
Witco Corp., 6.875%, 2/1/2026	360,000	100,800
Wolverine Tube, Inc., 10.5%, 4/1/2009	770,000	619,850
		15,503,855
Telecommunication Services 9.1%
BCM Ireland Preferred Equity Ltd., 144A, 11.245%***, 2/15/2017 (PIK) EUR	539,588	63,994
Centennial Communications Corp.:
10.0%, 1/1/2013	290,000	300,150
10.125%, 6/15/2013	625,000	631,250
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,030,000	906,400
8.375%, 1/15/2014(c)	450,000	346,500
Cricket Communications, Inc.:
9.375%, 11/1/2014	730,000	657,000
144A, 10.0%, 7/15/2015	780,000	713,700
Frontier Communications Corp.:
6.25%, 1/15/2013	430,000	365,500
9.25%, 5/15/2011	255,000	242,250
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	274,071	180,887
Hellas Telecommunications Luxembourg V, 144A, 8.818%***, 10/15/2012 EUR	230,000	188,630
Intelsat Corp.:
144A, 9.25%, 8/15/2014	160,000	148,800
144A, 9.25%, 6/15/2016	1,735,000	1,578,850
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	960,000	873,600
iPCS, Inc., 5.318%***, 5/1/2013	200,000	142,000
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	875,000	783,125
Millicom International Cellular SA, 10.0%, 12/1/2013	1,530,000	1,377,000
	Principal Amount ($)(a)	Value ($)

Qwest Corp.:
7.25%, 9/15/2025	145,000	97,150
7.875%, 9/1/2011	995,000	915,400
8.875%, 3/15/2012	215,000	198,875
Sprint Nextel Corp., 6.0%, 12/1/2016	530,000	373,650
Stratos Global Corp., 9.875%, 2/15/2013	330,000	311,850
Telesat Canada, 144A, 11.0%, 11/1/2015	1,285,000	918,775
Virgin Media Finance PLC:
8.75%, 4/15/2014	820,000	615,000
8.75%, 4/15/2014 EUR	700,000	685,989
Windstream Corp.:
7.0%, 3/15/2019	430,000	331,100
8.625%, 8/1/2016	70,000	61,950
		14,009,375
Utilities 10.4%
AES Corp.:
8.0%, 10/15/2017	415,000	340,300
144A, 8.0%, 6/1/2020	790,000	612,250
144A, 8.75%, 5/15/2013	2,519,000	2,418,240
9.5%, 6/1/2009	540,000	535,950
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	3,080,000	3,033,800
CMS Energy Corp., 8.5%, 4/15/2011	925,000	910,946
Edison Mission Energy, 7.0%, 5/15/2017	685,000	595,950
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	1,115,000	791,650
Knight, Inc., 6.5%, 9/1/2012	215,000	181,675
Mirant Americas Generation LLC, 8.3%, 5/1/2011	550,000	533,500
Mirant North America LLC, 7.375%, 12/31/2013	270,000	259,200
NRG Energy, Inc.:
7.25%, 2/1/2014	915,000	855,525
7.375%, 2/1/2016	755,000	702,150
7.375%, 1/15/2017	660,000	607,200
NV Energy, Inc.:
6.75%, 8/15/2017	855,000	656,333
8.625%, 3/15/2014	200,000	180,315
Oncor Electric Delivery Co., 7.0%, 9/1/2022	320,000	299,011
Regency Energy Partners LP, 8.375%, 12/15/2013	515,000	352,775
Reliant Energy, Inc., 7.875%, 6/15/2017	830,000	672,300
Texas Competitive Electric Holdings Co., LLC, 144A, 10.5%, 11/1/2015	1,965,000	1,395,150
		15,934,220
Total Corporate Bonds (Cost $182,713,458)		126,067,896

Loan Participations and Assignments 6.4%
Senior Loans***
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 3.754%, 4/2/2014	244,396	159,265
Alliance Mortgage Cycle Loan, Term Loan A, LIBOR plus 7.25%, 9.254%, 6/1/2010**	700,000	0
	Principal Amount ($)(a)	Value ($)

Alltel Communications, Inc., Term Loan B1, LIBOR plus 2.75%, 4.754%, 5/15/2015	675,000	669,657
Buffets, Inc.:
Letter of Credit, LIBOR plus 7.25%, 9.254%, 5/1/2013	147,030	36,978
Term Loan B, LIBOR plus 7.25%, 9.254%, 11/1/2013	748,130	188,155
Term Loan DIP, LIBOR plus 7.25%, 9.254%, 1/22/2009	359,663	90,455
Charter Communications Operating LLC:
Incremental Term Loan, LIBOR plus 5.0%, 7.004%, 3/6/2014	751,225	596,289
Term Loan, LIBOR plus 2.0%, 4.004%, 3/6/2014	704,675	521,706
Energy Future Holdings Corp.:
Term Loan B2, LIBOR plus 3.5%, 5.504%, 10/10/2014	3,766,950	2,636,865
Term Loan B3, LIBOR plus 3.5%, 5.504%, 10/10/2014	365,250	254,154
Essor Steel Algoma, Inc., Term Loan B, LIBOR plus 2.5%, 4.504%, 6/30/2013	284,280	176,254
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 5.004%, 12/16/2013	368,122	151,031
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.254%, 9/16/2013	247,487	165,817
Golden Nugget, Term Loan, 3.73%, 6/16/2014	460,000	48,300
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 4.004%, 3/26/2014	12,291	6,447
Term Loan B, LIBOR plus 2.0%, 4.004%, 3/26/2014	209,843	110,081
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 3.504%, 11/17/2012	1,816,113	1,542,788
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 4.254%, 5/6/2013	1,100,615	466,661
Term Loan C2, LIBOR plus 2.25%, 4.254%, 5/6/2013	258,110	109,438
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 7.254%, 6/15/2014 (PIK)	521,196	299,688
Longview Power LLC:
Letter of Credit, 1.35%, 4/1/2014	30,000	18,750
Demand Draw, 3.75%, 4/1/2014	105,000	65,625
Term Loan B, 4.25%, 4/1/2014	90,000	56,250
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 4.004%, 9/30/2014	412,595	180,069
Symbion, Inc.:
Term Loan A, LIBOR plus 3.25%, 5.254%, 8/23/2013	169,253	105,783
Term Loan B, LIBOR plus 3.25%, 5.254%, 8/23/2014	169,253	105,783
Telesat Canada:
Delayed Draw Term Loan, LIBOR plus 3.0%, 5.004%, 10/31/2014	97,377	66,752
Term Loan B, LIBOR plus 3.0%, 5.004%, 10/31/2014	1,133,795	777,216
Tribune Co., Tranche B, LIBOR plus 3.0%, 5.004%, 5/19/2014**	829,426	239,347
Total Loan Participations and Assignments (Cost $16,197,151)		9,845,604
	Principal Amount ($)(a)	Value ($)

Preferred Securities 0.4%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (d)	575,000	379,667
Xerox Capital Trust I, 8.0%, 2/1/2027	315,000	215,110
Total Preferred Securities (Cost $831,609)		594,777
	Shares	Value ($)

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	149,500	11,730
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	95	0
Total Warrants (Cost $1)		11,730
	Units	Value ($)

Other Investments 0.3%
Materials
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $945,336)	1,100,000	528,000
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Vertis Holdings, Inc.*	9,993	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	24,225	20,591
GEO Specialty Chemicals, Inc. 144A*	2,206	1,875
Total Common Stocks (Cost $290,952)		22,466

Preferred Stocks 0.1%
Consumer Discretionary 0.0%
ION Media Networks, Inc.:
144A, 12.0%*	2	0
Series AI, 144A, 12.0%*	30,000	0
Series B, 12.0%*	5,000	0
		0
Financials 0.1%
Preferred Blocker Inc., 144A, 9.0%	449	128,209
Total Preferred Stocks (Cost $174,228)		128,209

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 1.69% (e) (f) (Cost $1,127,073)	1,127,073	1,127,073

Cash Equivalents 8.7%
Cash Management QP Trust, 1.42% (e) (Cost $13,321,871)	13,321,871	13,321,871
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $215,601,679)+	98.5	151,647,626
Other Assets and Liabilities, Net	1.5	2,231,587
Net Assets	100.0	153,879,213
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.254%	6/1/2010	700,000	USD	700,000	0
Ashton Woods USA LLC	9.5%	10/1/2015	1,370,000	USD	1,292,830	274,000
Congoleum Corp.	8.625%	8/1/2008	1,200,000	USD	1,021,050	900,000
Quebecor World, Inc.	9.75%	1/15/2015	420,000	USD	420,000	33,075
Radnor Holdings Corp.	11.0%	3/15/2010	265,000	USD	234,313	331
Tribune Co.	5.004%	5/19/2014	829,426	USD	828,907	239,347
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	105,000	USD	107,100	13,913
Tropicana Entertainment LLC	9.625%	12/15/2014	1,220,000	USD	959,601	12,200
					5,563,801	1,472,866
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
+ The cost for federal income tax purposes was $215,921,526. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $64,273,900. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $234,812 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,508,712.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Security has deferred its 6/15/2008 interest payment until 6/30/2009.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $1,052,835, which is 0.7% of net assets.
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

At December 31, 2008, open credit default swap contracts purchased were as follows:

Effective/ Expiration Date	Notional Amount ($) (g)	Fixed Cash Flows Paid by the Portfolio	Underlying Debt Obligation/Quality Rating (h)	Value ($)	Upfront Premiums Paid/(Received) ($)	Unrealized Appreciation ($)
5/2/2008 6/20/2013	400,000[1]	7.25%	ARCO Chemical Co., 9.8%, 2/1/2020, D	289,930	—	288,963

At December 31, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($) (g)	Fixed Cash Flows Received by the Portfolio	Underlying Debt Obligation/Quality Rating (h)	Value ($)	Upfront Premiums Paid/(Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
2/14/2008 3/20/2009	405,000[1]	3.8%	HCA, Inc., 6.375%, 1/15/2015, B-	(1,746)	—	(1,276)
2/26/2008 3/20/2009	430,000[1]	5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013, B	152	—	869
Total net unrealized depreciation						(407)
Counterparty: [1] Merrill Lynch, Pierce, Fenner & Smith, Inc.
(g) The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

At December 31, 2008, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	2,656,100	USD	3,824,293	1/15/2009	134,761
EUR	62,100	USD	86,729	1/15/2009	467
Total unrealized appreciation					135,228
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	37,600	USD	52,036	1/15/2009	(194)
Currency Abbreviations
EUR Euro USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 1,127,073	$ —
Level 2	148,519,776	423,590
Level 3	2,000,777	—
Total	$ 151,647,626	$ 423,590
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts and credit default swap contacts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ 999,801
Total realized gain (loss)	(2,252)
Change in unrealized appreciation (depreciation)	(1,853,276)
Amortization Premium/Discount	12,609
Net purchases (sales)	975,542
Net transfers in (out) of Level 3	1,868,353
Balance as of December 31, 2008	$ 2,000,777

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $201,152,735) — including $1,052,835 of securities loaned	$ 137,198,682
Investments in Daily Assets Fund Institutional (cost $1,127,073)*	1,127,073
Investment in Cash Management QP Trust (cost $13,321,871)	13,321,871
Total investments, at value (cost $215,601,679)	151,647,626
Cash	707,087
Foreign currency, at value (cost $3,164)	3,164
Receivable for investments sold	157,215
Receivable for Portfolio shares sold	3,325
Receivable for closed credit default swaps contracts	3,333
Interest receivable	4,019,470
Unrealized appreciation on forward foreign currency exchange contracts	135,228
Foreign taxes recoverable	3,029
Unrealized appreciation on credit default swaps contracts	289,832
Other assets	21,463
Total assets	156,990,772
Liabilities
Payable for investments purchased	1,457,397
Payable for Portfolio shares redeemed	184,954
Payable upon return of securities loaned	1,127,073
Payable for closed credit default swap contracts	14,344
Unrealized depreciation on forward foreign currency exchange contracts	194
Unrealized depreciation on credit default swaps contracts	1,276
Accrued management fee	58,941
Other accrued expenses and payables	267,380
Total liabilities	3,111,559
Net assets, at value	$ 153,879,213
Net Assets Consist of
Undistributed net investment income	18,004,319
Net unrealized appreciation (depreciation) on: Investments	(63,954,053)
Credit default swap contracts	288,556
Foreign currency	140,514
Accumulated net realized gain (loss)	(120,784,149)
Paid-in capital	320,184,026
Net assets, at value	$ 153,879,213
Class A Net Asset Value, offering and redemption price per share ($153,745,043 ÷ 29,000,230 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.30
Class B Net Asset Value, offering and redemption price per share ($134,170 ÷ 25,274 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.31
* Represents collateral on securities loaned.
Statement of Operations for the year ended December 31, 2008
Investment Income
Interest	$ 19,150,527
Dividends	1,289
Interest — Cash Management QP Trust	285,007
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	64,421
Total Income	19,501,244
Expenses: Management fee	1,139,273
Administration fee	131,305
Custodian fee	22,297
Distribution service fee (Class B)	8,000
Services to shareholders	476
Record keeping fees (Class B)	2,935
Professional fees	96,073
Trustees' fees and expenses	25,367
Reports to shareholders and shareholder meeting	203,799
Other	77,978
Total expenses before expense reductions	1,707,503
Expense reductions	(14,024)
Total expenses after expense reductions	1,693,479
Net investment income (loss)	17,807,765
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(22,491,277)
Credit default swap contracts	(251,669)
Foreign currency	275,339
Payments by affiliates (see Note I)	6
(22,467,601)
Change in net unrealized appreciation (depreciation) on: Investments	(46,404,643)
Credit default swap contracts	322,027
Unfunded loan commitments	495
Foreign currency	45,110
(46,037,011)
Net gain (loss)	(68,504,612)
Net increase (decrease) in net assets resulting from operations	$ (50,696,847)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 17,807,765	$ 25,179,014
Net realized gain (loss)	(22,467,601)	(2,365,006)
Change in net unrealized appreciation (depreciation)	(46,037,011)	(17,331,415)
Net increase (decrease) in net assets resulting from operations	(50,696,847)	5,482,593
Distributions to shareholders from: Net investment income: Class A	(23.705,161)	(24,698,902)
Class B	(925,654)	(3,765,571)
Total distributions	(24,630,815)	(28,464,473)
Portfolio share transactions: Class A Proceeds from shares sold	34,048,144	39,622,315
Reinvestment of distributions	23,705,161	24,698,902
Cost of shares redeemed	(77,354,304)	(117,470,499)
Net increase (decrease) in net assets from Class A share transactions	(19,600,999)	(53,149,282)
Class B Proceeds from shares sold	76,767	3,273,156
Reinvestment of distributions	925,654	3,765,571
Cost of shares redeemed	(9,671,811)	(48,245,391)
Net increase (decrease) in net assets from Class B share transactions	(8,669,390)	(41,206,664)
Increase (decrease) in net assets	(103,598,051)	(117,337,826)
Net assets at beginning of period	257,477,264	374,815,090
Net assets at end of period (including undistributed net investment income of $18,004,319 and $24,527,293, respectively)	$ 153,879,213	$ 257,477,264
Other Information
Class A Shares outstanding at beginning of period	31,702,335	38,357,993
Shares sold	5,474,310	4,945,319
Shares issued to shareholders in reinvestment of distributions	3,511,876	3,110,693
Shares redeemed	(11,688,291)	(14,711,670)
Net increase (decrease) in Class A shares	(2,702,105)	(6,655,658)
Shares outstanding at end of period	29,000,230	31,702,335
Class B Shares outstanding at beginning of period	1,262,331	6,354,214
Shares sold	10,281	397,938
Shares issued to shareholders in reinvestment of distributions	136,728	473,062
Shares redeemed	(1,384,066)	(5,962,883)
Net increase (decrease) in Class B shares	(1,237,057)	(5,091,883)
Shares outstanding at end of period	25,274	1,262,331

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.81	$ 8.38	$ 8.23	$ 8.78	$ 8.43
Income (loss) from investment operations: Net investment income[a]	.57	.63	.62	.68	.67
Net realized and unrealized gain (loss)	(2.29)	(.54)	.19	(.38)	.31
Total from investment operations	(1.72)	.09	.81	.30	.98
Less distributions from: Net investment income	(.79)	(.66)	(.66)	(.85)	(.63)
Net asset value, end of period	$ 5.30	$ 7.81	$ 8.38	$ 8.23	$ 8.78
Total Return (%)	(23.94)[b]	.96	10.47	3.89	12.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	248	322	344	393
Ratio of expenses before expense reductions (%)	.80	.69	.71	.70	.66
Ratio of expenses after expense reductions (%)	.79	.69	.71	.70	.66
Ratio of net investment income (%)	8.42	7.84	7.73	8.27	8.11
Portfolio turnover rate (%)	38	61	93	100	162
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 7.81	$ 8.38	$ 8.22	$ 8.77	$ 8.41
Income (loss) from investment operations: Net investment income[a]	.53	.60	.59	.65	.64
Net realized and unrealized gain (loss)	(2.27)	(.54)	.20	(.39)	.32
Total from investment operations	(1.74)	.06	.79	.26	.96
Less distributions from: Net investment income	(.76)	(.63)	(.63)	(.81)	(.60)
Net asset value, end of period	$ 5.31	$ 7.81	$ 8.38	$ 8.22	$ 8.77
Total Return (%)	(24.13)[b]	.54	10.11	3.41	12.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	10	53	56	57
Ratio of expenses before expense reductions (%)	1.25	1.08	1.10	1.10	1.06
Ratio of expenses after expense reductions (%)	1.23	1.08	1.10	1.10	1.06
Ratio of net investment income (%)	7.98	7.45	7.34	7.87	7.71
Portfolio turnover rate (%)	38	61	93	100	162
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS International Select Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.93% and 1.18% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS International Select Equity VIP
[] DWS International Select Equity VIP — Class A [] MSCI EAFE® + EMF Index

The MSCI EAFE® + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International Select Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,119	$7,502	$10,157	$9,990
	Average annual total return	-48.81%	-9.14%	.31%	-.01%
MSCI EAFE + EMF Index	Growth of $10,000	$5,476	$8,136	$11,485	$12,162
	Average annual total return	-45.24%	-6.64%	2.81%	1.98%
DWS International Select Equity VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$5,093	$7,402	$9,943	$11,378
	Average annual total return	-49.07%	-9.54%	-.12%	2.00%
MSCI EAFE + EMF Index	Growth of $10,000	$5,476	$8,136	$11,485	$13,910
	Average annual total return	-45.24%	-6.64%	2.81%	5.21%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS International Select Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 544.70	$ 543.90
Expenses Paid per $1,000*	$ 4.04	$ 5.05
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,019.91	$ 1,018.60
Expenses Paid per $1,000*	$ 5.28	$ 6.60
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS International Select Equity VIP	1.04%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS International Select Equity VIP

The MSCI EAFE® + EMF Index (the Portfolio's benchmark) returned -45.24% during 2008, a year that was characterized by the rapid expansion of the global financial crisis, slowing economic growth and sharply elevated investor risk aversion. Class A shares of the Portfolio returned -48.81% (unadjusted for contract charges), underperforming the index. The primary reason for underperformance was that the Portfolio held a substantial exposure to higher-risk stocks coming into the autumn downturn. Upon taking over for the previous management team in mid-August, we sought to reduce risk by decreasing the Portfolio's weightings in higher-risk areas such as mid- and small-caps, emerging-market stocks, and cyclicals. Unfortunately, we did not make these changes quickly enough to prevent underperformance.

For the full year, the Portfolio's return was helped by an underweight in financials and favorable stock selection in the information technology and health care sectors, but this was offset by weaker stock selection in the consumer staples and consumer discretionary sectors.1 The leading contributors to performance included iShares MSCI Japan Index Fund, Telefonica SA and BASF SE. The most significant detractors were the Russian gas company Gazprom and the brewer Carlsberg AS.

Believing that recovery in the global economy will likely occur slowly, we are maintaining a defensive positioning in the Portfolio. We are favoring sectors with high cash flows, stable earnings, and a low sensitivity to economic trends, such as health care and telecommunications. At the same time, the Portfolio is underweight in areas that are more dependent on economic growth, such as industrials, financials and the consumer discretionary sector. Although defensive for now, we are also keeping a close eye on stock-specific opportunities given that dividend yields are attractive and price-to-book values are at their lowest level of the past 10-15 years.

Joseph Axtell, CFA
Lead Portfolio Manager, Deutsche Investment Management Americas Inc.

Michael Sieghart, CFA
Consultant, Deutsche Investment Management Americas Inc.

The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS International Select Equity VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	95%	94%
Exchange Traded Fund	5%	—
Cash Equivalents	—	3%
Preferred Stocks	—	3%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/08	12/31/07

Health Care	21%	5%
Financials	19%	23%
Telecommunications Services	14%	6%
Energy	11%	5%
Consumer Staples	10%	7%
Industrials	8%	18%
Materials	7%	9%
Information Technology	6%	5%
Utilities	4%	6%
Consumer Discretionary	—	16%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Continental Europe	59%	52%
Japan	24%	15%
United Kingdom	7%	12%
Asia (excluding Japan)	6%	9%
Latin America	2%	2%
Russia	1%	4%
Canada	1%	—
Middle East	—	2%
Australia	—	2%
Africa	—	2%
	100%	100%

Asset allocation, geographical and sector diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 175. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS International Select Equity VIP

	Shares	Value ($)

Common Stocks 94.5%
Austria 2.0%
Intercell AG* (Cost $1,671,371)	59,154	1,813,698
Brazil 1.1%
Petroleo Brasileiro SA (ADR) (Cost $2,014,976)	38,800	950,212
Canada 0.9%
Potash Corp. of Saskatchewan, Inc. (Cost $1,412,403)	11,514	835,132
China 2.5%
China Life Insurance Co., Ltd. "H" (Cost $2,758,208)	720,000	2,218,739
Denmark 5.1%
Carlsberg AS "B" (a)	49,700	1,631,700
Novo Nordisk AS "B"	59,200	3,012,651
(Cost $9,081,105)		4,644,351
Finland 2.9%
Fortum Oyj	73,400	1,576,587
Nokia Oyj	69,500	1,077,454
(Cost $4,785,260)		2,654,041
France 7.6%
Alstom SA	15,592	920,752
Axa	53,845	1,200,458
BNP Paribas	22,803	962,888
Societe Generale	31,059	1,573,061
Total SA	41,180	2,245,038
(Cost $8,605,296)		6,902,197
Germany 17.5%
Allianz SE (Registered)	13,941	1,495,285
BASF SE	41,600	1,643,804
Bayer AG (a)	61,711	3,625,197
Deutsche Boerse AG	24,800	1,806,241
Deutsche Telekom AG (Registered) (a)	141,100	2,143,812
E.ON AG	38,414	1,553,353
Linde AG	20,100	1,700,932
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	12,300	1,932,908
(Cost $14,041,948)		15,901,532
Hong Kong 2.1%
China Mobile Ltd. (Cost $1,972,181)	186,000	1,885,818
Italy 1.5%
Intesa Sanpaolo (Cost $2,309,847)	373,100	1,322,643
Japan 18.6%
Astellas Pharma, Inc.	27,500	1,119,013
Canon, Inc.	75,400	2,366,922
East Japan Railway Co.	23,200	1,806,470
Japan Tobacco, Inc.	638	2,112,675
Mitsubishi Corp.	121,000	1,698,651
Mitsubishi UFJ Financial Group, Inc.	235,000	1,458,157
Nintendo Co., Ltd.	4,500	1,728,877
	Shares	Value ($)

Nippon Telegraph & Telephone Corp.	25,900	1,385,971
Seven & I Holdings Co., Ltd.	41,000	1,404,649
Terumo Corp.	37,200	1,742,114
(Cost $19,296,964)		16,823,499
Luxembourg 0.9%
ArcelorMittal (Cost $2,080,196)	35,343	851,880
Mexico 0.9%
America Movil SAB de CV "L" (ADR) (Cost $1,493,798)	26,600	824,334
Norway 2.8%
DnB NOR ASA	121,500	485,345
StatoilHydro ASA	125,400	2,065,372
(Cost $4,959,643)		2,550,717
Russia 1.2%
Gazprom (ADR)* (Cost $2,976,319)	76,300	1,092,177
Singapore 1.5%
United Overseas Bank Ltd. (Cost $2,089,882)	146,000	1,317,951
Spain 3.9%
Telefonica SA (Cost $2,826,342)	157,364	3,527,387
Switzerland 14.1%
ABB Ltd. (Registered)*	100,988	1,522,315
Lonza Group AG (Registered)	20,203	1,867,666
Nestle SA (Registered)	83,883	3,306,045
Novartis AG (Registered)	44,409	2,225,090
Roche Holding AG (Genusschein)	18,265	2,811,599
Xstrata PLC	116,412	1,085,266
(Cost $14,213,473)		12,817,981
United Kingdom 7.4%
AMEC PLC	127,649	911,098
Babcock International Group PLC	80,802	555,838
BG Group PLC	151,093	2,097,740
HSBC Holdings PLC	91,303	873,882
Vodafone Group PLC	1,125,872	2,266,508
(Cost $9,179,092)		6,705,066
Total Common Stocks (Cost $107,768,304)		85,639,355

Exchange Traded Fund 4.9%
Japan
iShares MSCI Japan Index Fund (a) (Cost $5,387,329)	463,726	4,451,770

Securities Lending Collateral 9.6%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $8,690,918)	8,690,918	8,690,918

Cash Equivalents 0.4%
Cash Management QP Trust, 1.42% (b) (Cost $369,189)	369,189	369,189
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $122,215,740)+	109.4	99,151,232
Other Assets and Liabilities, Net	(9.4)	(8,502,160)
Net Assets	100.0	90,649,072
* Non-income producing security.
+ The cost for federal income tax purposes was $123,010,114. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $23,858,882. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,936,104 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,794,986.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $8,315,612, which is 9.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

MSCI: Morgan Stanley Capital International

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 16,844,543
Level 2	82,306,689
Level 3	—
Total	$ 99,151,232

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $113,155,633) — including $8,315,612 of securities loaned	$ 90,091,125
Investment in Daily Assets Fund Institutional (cost $8,690,918)*	8,690,918
Investment in Cash Management QP Trust (cost $369,189)	369,189
Total investments, at value (cost $122,215,740)	99,151,232
Foreign currency, at value (cost $209,574)	209,614
Dividends receivable	177,391
Interest receivable	10,536
Foreign taxes recoverable	145,889
Other assets	3,602
Total assets	99,698,264
Liabilities
Payable for Portfolio shares redeemed	84,094
Payable upon return of securities loaned	8,690,918
Accrued management fee	59,652
Other accrued expenses and payables	214,528
Total liabilities	9,049,192
Net assets, at value	$ 90,649,072
Net Assets Consist of
Undistributed net investment income	5,131,928
Net unrealized appreciation (depreciation) on: Investments	(23,064,508)
Foreign currency	13,407
Accumulated net realized gain (loss)	(48,835,637)
Paid-in capital	157,403,882
Net assets, at value	$ 90,649,072
Class A Net Asset Value, offering and redemption price per share ($90,552,029 ÷ 14,554,587 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.22
Class B Net Asset Value, offering and redemption price per share ($97,043 ÷ 15,672 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.19
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $485,492)	$ 6,904,106
Interest	23,025
Interest — Cash Management QP Trust	111,832
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	254,593
Total Income	7,293,556
Expenses: Management fee	1,244,991
Administration fee	105,669
Custodian fee	275,682
Distribution service fee (Class B)	11,230
Services to shareholders	219
Record keeping fees (Class B)	6,257
Professional fees	82,959
Trustees' fees and expenses	18,554
Reports to shareholders and shareholder meeting	78,226
Other	29,970
Total expenses before expense reductions	1,853,757
Expense reductions	(11,048)
Total expenses after expense reductions	1,842,709
Net investment income (loss)	5,450,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(48,344,004)
Foreign currency	(316,140)
Payments by affiliates (see Note I)	354,782
(48,305,362)
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign tax credit of $15,499)	(62,634,390)
Foreign currency	(2,735)
(62,637,125)
Net gain (loss) on investment transactions	(110,942,487)
Net increase (decrease) in net assets resulting from operations	$ (105,491,640)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 5,450,847	$ 3,970,300
Net realized gain (loss)	(48,305,362)	62,491,196
Change in net unrealized appreciation (depreciation)	(62,637,125)	(23,087,118)
Net increase (decrease) in net assets resulting from operations	(105,491,640)	43,374,378
Distributions to shareholders from: Net investment income: Class A	(1,777,801)	(6,153,181)
Class B	(65,124)	(1,706,211)
Net realized gains: Class A	(55,032,003)	(21,172,091)
Class B	(3,550,840)	(6,853,490)
Total distributions	(60,425,768)	(35,884,973)
Portfolio share transactions: Class A Proceeds from shares sold	11,757,062	26,016,717
Reinvestment of distributions	56,809,804	27,325,272
Cost of shares redeemed	(52,019,794)	(48,603,167)
Net increase (decrease) in net assets from Class A share transactions	16,547,072	4,738,822
Class B Proceeds from shares sold	830,161	3,741,916
Reinvestment of distributions	3,615,964	8,559,701
Cost of shares redeemed	(15,396,520)	(69,011,239)
Net increase (decrease) in net assets from Class B share transactions	(10,950,395)	(56,709,622)
Increase (decrease) in net assets	(160,320,731)	(44,481,395)
Net assets at beginning of period	250,969,803	295,451,198
Net assets at end of period (including undistributed net investment income of $5,131,928 and $1,838,472, respectively)	$ 90,649,072	$ 250,969,803
Other Information
Class A Shares outstanding at beginning of period	14,064,172	13,653,834
Shares sold	1,040,380	1,594,102
Shares issued to shareholders in reinvestment of distributions	5,131,870	1,820,471
Shares redeemed	(5,681,835)	(3,004,235)
Net increase (decrease) in Class A shares	490,415	410,338
Shares outstanding at end of period	14,554,587	14,064,172
Class B Shares outstanding at beginning of period	912,661	4,475,081
Shares sold	60,348	229,248
Shares issued to shareholders in reinvestment of distributions	326,645	570,267
Shares redeemed	(1,283,982)	(4,361,935)
Net increase (decrease) in Class B shares	(896,989)	(3,562,420)
Shares outstanding at end of period	15,672	912,661

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 16.76	$ 16.31	$ 13.25	$ 11.91	$ 10.18
Income (loss) from investment operations: Net investment income[a]	.33[d]	.25	.24[b]	.20	.17
Net realized and unrealized gain (loss)	(6.67)	2.24	3.11	1.48	1.67
Total from investment operations	(6.34)	2.49	3.35	1.68	1.84
Less distributions from: Net investment income	(.13)	(.46)	(.29)	(.34)	(.11)
Net realized gains	(4.07)	(1.58)	—	—	—
Total distributions	(4.20)	(2.04)	(.29)	(.34)	(.11)
Net asset value, end of period	$ 6.22	$ 16.76	$ 16.31	$ 13.25	$ 11.91
Total Return (%)	(48.81)[c,e]	16.71	25.56	14.51	18.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	91	236	223	196	184
Ratio of expenses before expense reductions (%)	1.02	.93	.88	.87	.89
Ratio of expenses after expense reductions (%)	1.01	.93	.88	.87	.89
Ratio of net investment income (%)	3.04[d]	1.53	1.65[b]	1.59	1.58
Portfolio turnover rate (%)	132	117	122	93	88
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.
[c] Total return would have been lower had certain expenses not been reimbursed.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 16.70	$ 16.26	$ 13.21	$ 11.88	$ 10.15
Income (loss) from investment operations: Net investment income[a]	.24[d]	.19	.19[b]	.15	.13
Net realized and unrealized gain (loss)	(6.61)	2.22	3.09	1.47	1.67
Total from investment operations	(6.37)	2.41	3.28	1.62	1.80
Less distributions from: Net investment income	(.07)	(.39)	(.23)	(.29)	(.07)
Net realized gains	(4.07)	(1.58)	—	—	—
Total distributions	(4.14)	(1.97)	(.23)	(.29)	(.07)
Net asset value, end of period	$ 6.19	$ 16.70	$ 16.26	$ 13.21	$ 11.88
Total Return (%)	(49.07)[c,e]	16.20	25.06	14.00	17.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	15	73	62	47
Ratio of expenses before expense reductions (%)	1.39	1.30	1.26	1.26	1.28
Ratio of expenses after expense reductions (%)	1.38	1.30	1.26	1.26	1.28
Ratio of net investment income (%)	2.67[d]	1.16	1.27[b]	1.20	1.19
Portfolio turnover rate (%)	132	117	122	93	88
[a] Based on average shares outstanding during the period.
[b] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.15 per share and 1.01% of average daily net assets, respectively.
[c] Total return would have been lower had certain expenses not been reimbursed.
[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.

Performance Summary December 31, 2008

DWS Janus Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.90% for Class A shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Janus Growth & Income VIP from 10/29/1999 to 12/31/2008
[] DWS Janus Growth & Income VIP — Class A [] Russell 1000® Growth Index

The Russell 1000® Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Janus Growth & Income VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$5,871	$6,786	$8,483	$7,707
	Average annual total return	-41.29%	-12.13%	-3.24%	-2.80%
Russell 1000 Growth Index	Growth of $10,000	$6,156	$7,508	$8,401	$5,647
	Average annual total return	-38.44%	-9.11%	-3.42%	-6.04%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations October 29, 1999. Index returns began on October 31, 1999. Total returns would have been lower for the Life of Portfolio period if the Portfolio's expenses were not maintained.

Information About Your Portfolio's Expenses

DWS Janus Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 662.40
Expenses Paid per $1,000*	$ 3.55
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.86
Expenses Paid per $1,000*	$ 4.32
* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A
DWS Variable Series II — DWS Janus Growth & Income VIP	.85%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Janus Growth & Income VIP

Continuing turmoil from the credit crisis and concerns over a prolonged recession characterized US equity markets during the 12-month period ending December 31, 2008. For that same period, the Portfolio's Class A shares (unadjusted for contract charges) returned -41.29%, while its benchmark, the Russell 1000® Growth Index, returned -38.44%.

Holdings within the consumer discretionary and information technology sectors were the main laggards during the period. In terms of contributors, select materials names coupled with a significant underweight in financials aided relative performance.1

Google, Inc. has been impacted by investor worries that the current Internet advertising climate favors advertisers who can pay less for clicks. Given the difficult economic climate, we chose to exit the position during the fourth quarter. Hess Corp., an exploration and production company and a key contributor to the Portfolio in 2008, was impacted by the steep decline in oil prices during the second half of the year.

Yahoo! Inc. was one of the top contributors to performance for the year.  We sold the Portfolio's position in the Internet software company early in the period after Microsoft Corp. made an offer to buy the company. Genentech, Inc., a California-based biotechnology leader, moved ahead during the second half of the year after receiving a take-out bid from Swiss-based Roche, which already owned a majority share of the company.

The magnitude of the economic and financial downturn in 2008 caught many of us by surprise. While we recognize the potential for a long series of negative economic data points hitting financial markets, we believe there is ample reason to be optimistic, recognizing that valuations are at historically low levels by any measure and that the market typically discounts an eventual economic recovery prior to it showing up in the data.

Marc Pinto, CFA
Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Janus Growth & Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	91%	95%
Government & Agency Obligations	7%	—
Cash Equivalents	1%	1%
Corporate Bonds	1%	—
Preferred Stocks	—	1%
Participatory Notes	—	2%
Equity Linked Structured Notes	—	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks and Corporate Bonds)	12/31/08	12/31/07

Information Technology	24%	25%
Consumer Staples	22%	14%
Health Care	17%	11%
Energy	13%	16%
Consumer Discretionary	10%	14%
Industrials	5%	8%
Financials	5%	10%
Materials	4%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 186. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Janus Growth & Income VIP

	Shares	Value ($)

Common Stocks 90.9%
Consumer Discretionary 8.4%
Hotels Restaurants & Leisure 3.1%
Crown Ltd. (a)	37,830	158,361
MGM MIRAGE* (a)	57,340	788,998
Starwood Hotels & Resorts Worldwide, Inc. (a)	27,005	483,390
Wynn Resorts Ltd.* (a)	18,875	797,658
		2,228,407
Internet & Catalog Retail 0.0%
Liberty Media Corp. — Interactive "A"* (a)	11,640	36,317
Media 1.1%
The DIRECTV Group, Inc.* (a)	33,515	767,829
Specialty Retail 2.8%
Esprit Holdings Ltd.	264,025	1,504,951
Tiffany & Co. (a)	22,250	525,767
		2,030,718
Textiles, Apparel & Luxury Goods 1.4%
NIKE, Inc. "B"	20,425	1,041,675
Consumer Staples 20.2%
Beverages 5.0%
Anheuser-Busch InBev NV (a)	155,601	3,607,505
Anheuser-Busch InBev NV (VVPR Strip)*	88,376	492
		3,607,997
Food & Staples Retailing 4.0%
CVS Caremark Corp.	101,200	2,908,488
Food Products 6.2%
Nestle SA (ADR) (Registered)	44,982	1,785,785
Nestle SA (Registered)	68,430	2,697,003
		4,482,788
Household Products 1.7%
Reckitt Benckiser Group PLC	33,918	1,263,596
Tobacco 3.3%
Altria Group, Inc.	41,620	626,797
Philip Morris International, Inc.	41,620	1,810,886
		2,437,683
Energy 11.6%
Oil, Gas & Consumable Fuels
ConocoPhillips	45,000	2,331,000
EnCana Corp.	45,668	2,122,648
EOG Resources, Inc.	17,195	1,144,843
Hess Corp.	53,259	2,856,813
		8,455,304
Financials 4.2%
Capital Markets 3.7%
Credit Suisse Group AG (ADR)	27,295	771,356
Morgan Stanley	70,720	1,134,349
The Goldman Sachs Group, Inc.	9,315	786,093
		2,691,798
	Shares	Value ($)

Real Estate Management & Development 0.5%
Hang Lung Properties Ltd.	140,725	308,694
Health Care 15.7%
Biotechnology 2.3%
Celgene Corp.*	11,295	624,388
Genentech, Inc.*	12,210	1,012,331
		1,636,719
Health Care Equipment & Supplies 3.4%
Alcon, Inc.	13,505	1,204,511
Baxter International, Inc.	13,245	709,799
Covidien Ltd.	16,345	592,343
		2,506,653
Health Care Providers & Services 2.7%
UnitedHealth Group, Inc.	75,070	1,996,862
Pharmaceuticals 7.3%
Allergan, Inc.	24,635	993,283
Bristol-Myers Squibb Co.	27,660	643,095
Merck & Co., Inc.	45,490	1,382,896
Roche Holding AG (Genusschein)	8,737	1,344,919
Wyeth	24,865	932,686
		5,296,879
Industrials 5.1%
Aerospace & Defense 3.3%
BAE Systems PLC (ADR)	17,805	397,230
Boeing Co.	28,590	1,219,935
Empresa Brasiliera de Aeronautica SA (ADR)	50,013	810,711
		2,427,876
Electrical Equipment 0.7%
JA Solar Holdings Co., Ltd. (ADR)* (a)	52,345	228,748
Suntech Power Holdings Co., Ltd. (ADR)* (a)	24,612	287,960
		516,708
Machinery 1.1%
Danaher Corp. (a)	13,820	782,350
Information Technology 21.9%
Communications Equipment 6.9%
Cisco Systems, Inc.*	35,285	575,146
Corning, Inc. (a)	149,242	1,422,276
Nokia Oyj (ADR) (a)	43,038	671,393
QUALCOMM, Inc.	36,645	1,312,990
Research In Motion Ltd.*	26,135	1,060,558
		5,042,363
Computers & Peripherals 4.0%
Apple, Inc.*	23,694	2,022,283
EMC Corp.*	80,680	844,720
		2,867,003
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A"	11,845	284,043
Internet Software & Services 0.8%
eBay, Inc.*	39,690	554,072
	Shares	Value ($)

IT Services 1.9%
Visa, Inc. "A" (a)	9,960	522,402
Western Union Co.	61,260	878,469
		1,400,871
Software 7.9%
Citrix Systems, Inc.*	11,845	279,187
Microsoft Corp.	53,575	1,041,498
Nintendo Co., Ltd. (ADR) (a)	21,100	1,007,525
Oracle Corp.*	192,650	3,415,684
		5,743,894
Materials 3.8%
Chemicals
Monsanto Co.	5,455	383,759
Praxair, Inc.	8,530	506,341
Syngenta AG (ADR)	48,250	1,888,505
		2,778,605
Total Common Stocks (Cost $81,633,867)		66,096,192

Preferred Stock 0.4%
Financials
Citigroup, Inc., Series AA, 8.125% (Cost $413,997)	18,325	292,284
	Principal Amount ($)	Value ($)

Corporate Bonds 0.7%
Consumer Discretionary 0.4%
MGM MIRAGE, 8.5%, 9/15/2010	346,000	290,640
	Principal Amount ($)	Value ($)

Energy 0.3%
Suntech Power Holdings Co., Ltd., 144A, 3.0%, 3/15/2013	623,000	249,979
Total Corporate Bonds (Cost $850,506)		540,619

Government & Agency Obligations 7.3%
US Treasury Obligations
US Treasury Notes:
1.5%, 10/31/2010 (a)	844,000	856,594
2.125%, 1/31/2010 (a)	2,326,000	2,368,612
2.75%, 7/31/2010	646,000	669,216
3.375%, 7/31/2013 (a)	646,000	705,604
4.875%, 7/31/2011 (a)	646,000	712,972
Total Government & Agency Obligations (Cost $5,164,642)		5,312,998
	Shares	Value ($)

Securities Lending Collateral 14.8%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $10,735,723)	10,735,723	10,735,723

Cash Equivalents 0.9%
Cash Management QP Trust, 1.42% (b) (Cost $646,439)	646,439	646,439
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $99,445,174)+	115.0	83,624,255
Other Assets and Liabilities, Net	(15.0)	(10,876,343)
Net Assets	100.0	72,747,912
* Non-income producing security.
+ The cost for federal income tax purposes was $99,875,076. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $16,250,821. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,338,897 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,589,718.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $10,631,296, which is 14.6% of net assets.
(b) Affiliated Fund is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

At December 31, 2008, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
GBP	500,000	USD	786,000	1/23/2009	68,204
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CHF	925,000	USD	787,858	1/23/2009	(81,443)
EUR	480,000	USD	610,668	1/23/2009	(55,841)
CHF	1,355,000	USD	1,189,118	2/6/2009	(84,474)
EUR	770,000	USD	1,060,752	2/6/2009	(7,918)
Total unrealized depreciation					(229,676)
Currency Abbreviations
CHF Swiss Franc EUR Euro GBP British Pound USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 66,238,678	$ —
Level 2	17,385,577	(161,472)
Level 3	—	—
Total	$ 83,624,255	$ (161,472)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $88,063,012) — including $10,631,788 of securities loaned	$ 72,242,093
Investments in Daily Assets Fund Institutional, (cost $10,735,723)*	10,735,723
Investment in Cash Management QP Trust (cost $646,439)	646,439
Total investments, at value (cost $99,445,174)	83,624,255
Dividends receivable	106,629
Interest receivable	95,582
Foreign taxes recoverable	15,115
Net receivable on closed forward foreign currency exchange contracts	2,696
Unrealized appreciation on forward foreign currency exchange contracts	68,204
Other assets	3,827
Total assets	83,916,308
Liabilities
Foreign cash overdraft	42,545
Payable upon return of securities loaned	10,735,723
Payable for Portfolio shares redeemed	33,280
Unrealized depreciation on forward foreign currency exchange contracts	229,676
Accrued management fee	32,488
Other accrued expenses and payables	94,684
Total liabilities	11,168,396
Net assets, at value	$ 72,747,912
Net Assets Consist of
Undistributed net investment income	1,451,246
Net unrealized appreciation (depreciation) on: Investments	(15,820,919)
Foreign currency	(166,440)
Accumulated net realized gain (loss)	(16,266,163)
Paid-in capital	103,550,188
Net assets, at value	$ 72,747,912
Class A Net Asset Value, offering and redemption price per share ($72,747,912 ÷ 10,707,778 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.79
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $92,750)	$ 2,151,856
Interest — Cash Management QP Trust	54,714
Interest	123,457
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	241,363
Total Income	2,571,390
Expenses: Management fee	897,800
Administration fee	76,972
Services to shareholders	50
Custodian and accounting fees	58,454
Distribution service fee (Class B)	3,511
Record keeping fees (Class B)	1,388
Professional fees	69,314
Trustees' fees and expenses	19,156
Reports to shareholders and shareholder meeting	26,734
Other	17,765
Total expenses before expense reductions	1,171,144
Expense reductions	(7,973)
Total expenses after expense reductions	1,163,171
Net investment income (loss)	1,408,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(15,768,982)
Foreign currency	72,581
(15,696,401)
Change in net unrealized appreciation (depreciation) on: Investments	(48,908,666)
Foreign currency	(170,089)
(49,078,755)
Net gain (loss)	(64,775,156)
Net increase (decrease) in net assets resulting from operations	$ (63,366,937)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 1,408,219	$ 1,783,281
Net realized gain (loss)	(15,696,401)	26,158,518
Change in net unrealized appreciation (depreciation)	(49,078,755)	(14,652,159)
Net increase (decrease) in net assets resulting from operations	(63,366,937)	13,289,640
Distributions to shareholders from: Net investment income: Class A	(1,498,719)	(1,085,636)
Class B	(26,339)	(60,241)
Net realized gains: Class A	(10,758,388)	—
Class B	(307,896)	—
Total distributions	(12,591,342)	(1,145,877)
Portfolio share transactions: Class A Proceeds from shares sold	3,988,301	3,234,514
Reinvestment of distributions	12,257,107	1,085,636
Cost of shares redeemed	(36,686,072)	(39,897,035)
Net increase (decrease) in net assets from Class A share transactions	(20,440,664)	(35,576,885)
Class B* Proceeds from shares sold	34,143	923,888
Reinvestment of distributions	334,235	60,241
Cost of shares redeemed	(4,769,414)	(29,091,879)
Net increase (decrease) in net assets from Class B share transactions	(4,401,036)	(28,107,750)
Increase (decrease) in net assets	(100,799,979)	(51,540,872)
Net assets at beginning of period	173,547,891	225,088,763
Net assets at end of period (including undistributed net investment income of $1,451,246 and $1,499,729, respectively)	$ 72,747,912	$ 173,547,891
Other Information
Class A Shares outstanding at beginning of period	13,362,156	16,236,105
Shares sold	377,805	261,428
Shares issued to shareholders in reinvestment of distributions	1,171,808	92,159
Shares redeemed	(4,203,991)	(3,227,536)
Net increase (decrease) in Class A shares	(2,654,378)	(2,873,949)
Shares outstanding at end of period	10,707,778	13,362,156
Class B* Shares outstanding at beginning of period	392,971	2,676,871
Shares sold	3,098	77,171
Shares issued to shareholders in reinvestment of distributions	32,107	5,135
Shares redeemed	(428,176)	(2,366,206)
Net increase (decrease) in Class B shares	(392,971)	(2,283,900)
Shares outstanding at end of period	—	392,971
* On July 31, 2008, Class B shares were liquidated.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.62	$ 11.91	$ 11.05	$ 9.88	$ 8.86
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.12	.07	.05	.03
Net realized and unrealized gain (loss)	(4.98)	.66	.86	1.14	.99
Total from investment operations	(4.87)	.78	.93	1.19	1.02
Less distributions from: Net investment income	(.12)	(.07)	(.07)	(.02)	—
Net realized and unrealized gain (loss) on investment transactions	(.84)	—	—	—	—
Total distributions	(.96)	(.07)	(.07)	(.02)	—
Net asset value, end of period	$ 6.79	$ 12.62	$ 11.91	$ 11.05	$ 9.88
Total Return (%)	(41.29)[b]	6.59	8.43	12.11	11.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	169	193	195	187
Ratio of expenses before expense reductions (%)	.91	.90	.85	.92	1.06
Ratio of expenses after expense reductions (%)	.90	.90	.85	.92	1.06
Ratio of net investment income (loss) (%)	1.10	.93	.68	.45	.34
Portfolio turnover rate (%)	58	73	44	32	52
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Large Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.83% and 1.08% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP
[] DWS Large Cap Value VIP — Class A [] Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,360	$8,306	$9,322	$11,161
	Average annual total return	-36.40%	-6.00%	-1.39%	1.10%
Russell 1000 Value Index	Growth of $10,000	$6,315	$7,707	$9,611	$11,450
	Average annual total return	-36.85%	-8.32%	-.79%	1.36%
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$6,336	$8,213	$9,148	$10,634
	Average annual total return	-36.64%	-6.35%	-1.77%	.95%
Russell 1000 Value Index	Growth of $10,000	$6,315	$7,707	$9,611	$11,087
	Average annual total return	-36.85%	-8.32%	-.79%	1.60%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Large Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 658.30	$ 657.30
Expenses Paid per $1,000*	$ 3.54	$ 5.00
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.86	$ 1,019.10
Expenses Paid per $1,000*	$ 4.32	$ 6.09
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.85%	1.20%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Large Cap Value VIP

The year just ended was the worst in many decades for the US equity markets. Essentially all equity indices posted negative returns for this period, as markets reflected economic problems including a housing slump, rising unemployment, a crisis of confidence and an extreme credit crunch. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -37.31% for the 12 months ended December 31, 2008. Value stocks, as measured by the Russell 1000® Value index, performed somewhat better than growth stocks, as measured by the Russell 1000® Growth Index. With a return of -36.40% (Class A shares, unadjusted for contract charges), the Portfolio's performance was in line with that of its benchmark, the Russell 1000 Value Index, which had a return of -36.85%.

The major contributor to performance relative to the benchmark was an underweight and stock selection in the financials sector, where the Portfolio benefited from avoiding many of the worst-performing stocks.1 Also positive was a position in PG&E Corp. in the utilities sector, a regulated company with an attractive yield.

Performance relative to the benchmark was hurt by an overweight and stock selection in the energy sector, which weakened significantly as oil prices dropped. Energy positions that detracted from performance include Suncor Energy, Inc. and Transocean Ltd.

Thomas Schuessler, Ph.D.
Portfolio Manager, Deutsche Asset Management International GmbH, Subadvisor to the Portfolio

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Value Index is an unmanaged, capitalization-weighted index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index, consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

Index returns assume the reinvestment of all dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Energy	18%	26%
Health Care	16%	8%
Financials	14%	20%
Utilities	11%	13%
Consumer Staples	9%	9%
Information Technology	9%	6%
Industrials	9%	6%
Materials	5%	4%
Telecommunication Services	5%	4%
Consumer Discretionary	4%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 198. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Large Cap Value VIP

	Shares	Value ($)

Common Stocks 102.1%
Consumer Discretionary 4.1%
Distributors 1.7%
Genuine Parts Co.	51,928	1,965,994
Hotels Restaurants & Leisure 1.2%
Carnival Corp. (Unit)	57,115	1,389,037
Specialty Retail 1.2%
Lowe's Companies, Inc.	68,098	1,465,469
Consumer Staples 9.5%
Beverages 1.1%
PepsiCo, Inc.	23,443	1,283,973
Food & Staples Retailing 1.9%
CVS Caremark Corp.	76,599	2,201,456
Food Products 2.8%
General Mills, Inc.	20,353	1,236,445
Kraft Foods, Inc. "A"	78,857	2,117,310
		3,353,755
Tobacco 3.7%
Altria Group, Inc.	139,619	2,102,662
Philip Morris International, Inc.	51,700	2,249,467
		4,352,129
Energy 18.2%
Energy Equipment & Services 5.0%
ENSCO International, Inc.	46,040	1,307,076
Halliburton Co.	105,501	1,918,008
National-Oilwell Varco, Inc.*	37,711	921,657
Transocean Ltd.*	38,072	1,798,902
		5,945,643
Oil, Gas & Consumable Fuels 13.2%
Chevron Corp.	31,711	2,345,663
ConocoPhillips	41,604	2,155,087
Devon Energy Corp.	20,747	1,363,285
ExxonMobil Corp.	30,352	2,423,000
Marathon Oil Corp.	73,580	2,013,149
Nexen, Inc. (a)	71,738	1,261,154
Noble Energy, Inc.	31,753	1,562,883
Occidental Petroleum Corp.	18,231	1,093,678
Suncor Energy, Inc.	72,463	1,413,028
		15,630,927
Financials 14.3%
Capital Markets 1.7%
Affiliated Managers Group, Inc.*	9,927	416,140
Eaton Vance Corp.	22,730	477,557
Jefferies Group, Inc.	34,968	491,650
TD Ameritrade Holding Corp.*	47,617	678,542
		2,063,889
Commercial Banks 3.0%
Canadian Imperial Bank of Commerce	34,343	1,433,820
PNC Financial Services Group, Inc.	9,553	468,097
Synovus Financial Corp. (a)	49,923	414,361
Wells Fargo & Co.	39,979	1,178,581
		3,494,859
	Shares	Value ($)

Consumer Finance 0.5%
Capital One Financial Corp.	16,821	536,422
Diversified Financial Services 2.8%
Bank of America Corp.	40,787	574,281
JPMorgan Chase & Co.	49,502	1,560,798
NYSE Euronext	42,876	1,173,945
		3,309,024
Insurance 5.8%
ACE Ltd.	32,384	1,713,761
Alleghany Corp.*	2,115	596,430
Aon Corp.	29,703	1,356,833
Arthur J. Gallagher & Co.	30,672	794,711
Hartford Financial Services Group, Inc.	34,747	570,546
MetLife, Inc.	17,060	594,712
PartnerRe Ltd.	9,029	643,497
Prudential Financial, Inc.	20,352	615,851
		6,886,341
Thrifts & Mortgage Finance 0.5%
Capitol Federal Financial (a)	12,711	579,622
Health Care 15.7%
Health Care Equipment & Supplies 3.6%
Baxter International, Inc.	31,401	1,682,780
Becton, Dickinson & Co.	37,318	2,552,178
		4,234,958
Health Care Providers & Services 2.5%
Medco Health Solutions, Inc.*	35,335	1,480,890
WellPoint, Inc.*	35,879	1,511,582
		2,992,472
Life Sciences Tools & Services 1.7%
Thermo Fisher Scientific, Inc.*	59,544	2,028,664
Pharmaceuticals 7.9%
Abbott Laboratories	11,304	603,294
Merck & Co., Inc.	64,802	1,969,981
Pfizer, Inc.	136,969	2,425,721
Teva Pharmaceutical Industries Ltd. (ADR) (a)	56,283	2,395,967
Wyeth	50,317	1,887,391
		9,282,354
Industrials 8.7%
Aerospace & Defense 3.4%
Honeywell International, Inc.	66,304	2,176,760
United Technologies Corp.	33,943	1,819,345
		3,996,105
Electrical Equipment 2.2%
Emerson Electric Co.	72,781	2,664,512
Machinery 3.1%
Dover Corp.	53,823	1,771,853
Parker Hannifin Corp.	43,642	1,856,531
		3,628,384
	Shares	Value ($)

Information Technology 9.4%
Communications Equipment 2.4%
Brocade Communications Systems, Inc.*	328,090	918,652
Nokia Oyj (ADR)	123,145	1,921,062
		2,839,714
Computers & Peripherals 0.5%
EMC Corp.*	57,391	600,884
Semiconductors & Semiconductor Equipment 3.8%
Intel Corp.	129,198	1,894,043
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	253,605	2,003,479
Texas Instruments, Inc.	37,000	574,240
		4,471,762
Software 2.7%
Microsoft Corp.	102,252	1,987,779
Oracle Corp.*	71,205	1,262,464
		3,250,243
Materials 5.5%
Chemicals 3.4%
Air Products & Chemicals, Inc.	41,508	2,086,607
Praxair, Inc.	32,038	1,901,776
		3,988,383
Containers & Packaging 1.4%
Sonoco Products Co.	72,823	1,686,581
Metals & Mining 0.7%
Freeport-McMoRan Copper & Gold, Inc.	35,566	869,233
Telecommunication Services 5.3%
Diversified Telecommunication Services
AT&T, Inc.	119,781	3,413,758
	Shares	Value ($)

BCE, Inc.	62,667	1,284,047
Verizon Communications, Inc.	45,999	1,559,366
		6,257,171
Utilities 11.4%
Electric Utilities 9.1%
Allegheny Energy, Inc.	59,022	1,998,485
Duke Energy Corp.	128,716	1,932,027
Entergy Corp.	13,720	1,140,544
Exelon Corp.	15,863	882,141
FirstEnergy Corp.	46,472	2,257,610
FPL Group, Inc.	31,324	1,576,537
Southern Co.	23,997	887,889
		10,675,233
Multi-Utilities 2.3%
PG&E Corp.	71,041	2,749,998
Total Common Stocks (Cost $139,608,097)		120,675,191

Securities Lending Collateral 2.0%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $2,379,975)	2,379,975	2,379,975
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $141,988,072)+	104.1	123,055,166
Other Assets and Liabilities, Net	(4.1)	(4,818,822)
Net Assets	100.0	118,236,344
* Non-income producing security.
+ The cost for federal income tax purposes was $145,375,182. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $22,320,016. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,597,260 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,917,276.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $2,357,044 which is 2.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 123,055,166
Level 2	—
Level 3	—
Total	$ 123,055,166

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $139,608,097) — including $2,357,044 of securities loaned	$ 120,675,191
Investment in Daily Assets Fund Institutional (cost $2,379,975)*	2,379,975
Total investments, at value (cost $141,988,072)	123,055,166
Cash	39,788
Dividends receivable	274,190
Interest receivable	4,062
Receivable for Portfolio shares sold	1,133,615
Due from Advisor	154
Other assets	5,215
Total assets	124,512,190
Liabilities
Notes payable	750,000
Payable upon return of securities loaned	2,379,975
Payable for Portfolio shares redeemed	297,616
Payable for investments purchased	2,615,687
Accrued management fee	61,803
Other accrued expenses and payables	170,765
Total liabilities	6,275,846
Net assets, at value	$ 118,236,344
Net Assets Consist of
Undistributed net investment income	2,799,366
Net unrealized appreciation (depreciation) on: Investments	(18,932,906)
Foreign currency	(366)
Accumulated net realized gain (loss)	(28,851,060)
Paid-in capital	163,221,310
Net assets, at value	$ 118,236,344
Class A Net Asset Value, offering and redemption price per share ($117,944,074 ÷ 13,220,277 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.92
Class B Net Asset Value, offering and redemption price per share ($292,270 ÷ 32,776 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.92
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $60,124)	$ 4,272,348
Interest — Cash Management QP Trust	261,072
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	49,531
Total Income	4,582,951
Expenses: Management fee	1,214,541
Administration fee	186,852
Services to shareholders	297
Custodian fee	15,698
Professional fees	63,000
Distribution service fee (Class B)	6,151
Record keeping fees (Class B)	2,582
Trustees' fees and expenses	20,856
Reports to shareholders and shareholder meeting	115,320
Interest expense	197
Other	6,781
Total expenses before expense reductions	1,632,275
Expense reductions	(11,364)
Total expenses after expense reductions	1,620,911
Net investment income (loss)	2,962,040
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(26,827,361)
Foreign currency	(13,387)
(26,840,748)
Change in net unrealized appreciation (depreciation) on: Investments	(52,635,232)
Foreign currency	(430)
(52,635,662)
Net gain (loss)	(79,476,410)
Net increase (decrease) in net assets resulting from operations	$ (76,514,370)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 2,962,040	$ 4,055,644
Net realized gain (loss)	(26,840,748)	52,371,462
Change in net unrealized appreciation (depreciation)	(52,635,662)	(20,593,300)
Net increase (decrease) in net assets resulting from operations	(76,514,370)	35,833,806
Distributions to shareholders from: Net investment income: Class A	(3,899,692)	(4,770,707)
Class B	(108,225)	(538,814)
Net realized gains: Class A	(50,886,890)	(9,924,139)
Class B	(1,761,177)	(1,431,558)
Total Distributions	$ (56,655,984)	$ (16,665,218)
Portfolio share transactions: Class A Proceeds from shares sold	23,340,147	14,988,182
Reinvestment of distributions	54,786,582	14,694,846
Cost of shares redeemed	(58,393,451)	(93,544,614)
Net increase (decrease) in net assets from Class A share transactions	19,733,278	(63,861,586)
Class B Proceeds from shares sold	480,950	699,209
Reinvestment of distributions	1,869,402	1,970,372
Cost of shares redeemed	(7,955,451)	(35,609,682)
Net increase (decrease) in net assets from Class B share transactions	(5,605,099)	(32,940,101)
Increase (decrease) in net assets	(119,042,175)	(77,633,099)
Net assets at beginning of period	237,278,519	314,911,618
Net assets at end of period (including undistributed net investment income of $2,799,366 and $3,977,565, respectively)	$ 118,236,344	$ 237,278,519
Other Information
Class A Shares outstanding at beginning of period	11,941,625	15,303,964
Shares sold	1,675,530	804,074
Shares issued to shareholders in reinvestment of distributions	4,201,425	857,842
Shares redeemed	(4,598,303)	(5,024,255)
Net increase (decrease) in Class A shares	1,278,652	(3,362,339)
Shares outstanding at end of period	13,220,277	11,941,625
Class B Shares outstanding at beginning of period	412,771	2,232,310
Shares sold	38,113	38,354
Shares issued to shareholders in reinvestment of distributions	143,030	114,823
Shares redeemed	(561,138)	(1,972,716)
Net increase (decrease) in Class B shares	(379,995)	(1,819,539)
Shares outstanding at end of period	32,776	412,771

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 19.21	$ 17.96	$ 15.81	$ 15.79	$ 14.57
Income (loss) from investment operations: Net investment income (loss)[a]	.21	.26	.29[c]	.26	.27
Net realized and unrealized gain (loss)	(5.68)	1.98	2.12	.04	1.18
Total from investment operations	(5.47)	2.24	2.41	.30	1.45
Less distributions from: Net investment income	(.34)	(.32)	(.26)	(.28)	(.23)
Net realized gains	(4.48)	(.67)	—	—	—
Total Distributions	(4.82)	(.99)	(.26)	(.28)	(.23)
Net asset value, end of period	$ 8.92	$ 19.21	$ 17.96	$ 15.81	$ 15.79
Total Return (%)	(36.40)[b]	13.15[b,d]	15.41[c]	1.97[b]	10.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	229	275	268	274
Ratio of expenses before expense reductions (%)	.87	.83	.83	.80	.80
Ratio of expenses after expense reductions (%)	.86	.82	.83	.80	.80
Ratio of net investment income (loss) (%)	1.59	1.43	1.73[c]	1.64	1.84
Portfolio turnover rate (%)	97	103	76	64	40
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 19.20	$ 17.94	$ 15.79	$ 15.77	$ 14.55
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.19	.23[c]	.19	.22
Net realized and unrealized gain (loss)	(5.64)	1.99	2.11	.05	1.17
Total from investment operations	(5.52)	2.18	2.34	.24	1.39
Less distributions from: Net investment income	(.28)	(.25)	(.19)	(.22)	(.17)
Net realized gains	(4.48)	(.67)	—	—	—
Total Distributions	(4.76)	(.92)	(.19)	(.22)	(.17)
Net asset value, end of period	$ 8.92	$ 19.20	$ 17.94	$ 15.79	$ 15.77
Total Return (%)	(36.64)[b]	12.77[b,d]	14.96[c]	1.58[b]	9.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.29	8	40	40	40
Ratio of expenses before expense reductions (%)	1.28	1.21	1.21	1.21	1.18
Ratio of expenses after expense reductions (%)	1.26	1.20	1.21	1.20	1.18
Ratio of net investment income (loss) (%)	1.20	1.06	1.35[c]	1.24	1.46
Portfolio turnover rate (%)	97	103	76	64	40
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Performance Summary December 31, 2008

DWS Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.95% and 1.20% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.
Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mid Cap Growth VIP from 5/1/1999 to 12/31/2008
[] DWS Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$4,996	$6,007	$7,181	$6,947
	Average annual total return	-50.04%	-15.62%	-6.41%	-3.70%
Russell Midcap Growth Index	Growth of $10,000	$5,568	$6,865	$8,887	$9,077
	Average annual total return	-44.32%	-11.79%	-2.33%	-1.00%
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$4,974	$5,934	$7,049	$8,937
	Average annual total return	-50.04%	-15.97%	-6.76%	-1.71%
Russell Midcap Growth Index	Growth of $10,000	$5,568	$6,865	$8,887	$11,466
	Average annual total return	-44.32%	-11.79%	-2.33%	2.13%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns began on April 30, 1999.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 554.20	$ 552.00
Expenses Paid per $1,000*	$ 4.06	$ 6.20
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,019.91	$ 1,017.14
Expenses Paid per $1,000*	$ 5.28	$ 8.06
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mid Cap Growth VIP	1.04%	1.59%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio of any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Mid Cap Growth VIP

The past year has proven to be the most difficult period for global financial markets since the 1930s, with virtually all market indices posting decisively negative results. The bursting of the US housing market bubble set in motion a chain of events that culminated late last summer in the near paralysis of the global financial system. These events led to a widening in credit spreads and a complete seize-up of credit-related activity.1 As the crisis grew, and market volatility hit an all-time high, the federal government intervened to prevent the failure of once venerable institutions such as AIG, Fannie Mae and Freddie Mac. The growing inability of businesses and consumers to access credit led to a sharp contraction in global economic activity by the fourth quarter. Central banks around the world cut key interest rates in an effort to jump-start economic activity. Determined not to repeat the policy errors that led to the Great Depression, the US Federal Reserve Board (the Fed) gradually lowered its target for short-term interest rates to a range between 0% and 0.25%, and has aggressively used its balance sheet to provide credit market liquidity. President-elect Obama has called the revival of the economy his first priority, and the new administration intends to implement a huge fiscal stimulus plan.

For the 12-month period ended December 31, 2008, the Portfolio returned -50.04% (Class A shares, unadjusted for contract charges), compared with the -44.32% return of the Russell Midcap® Growth Index.

Positive contributors to performance for the 12-month period included an overweight position in telecom services and underweight positions in utilities and materials.2 Stock selection was positive in the energy and utilities sectors but was offset by unfavorable stock selection within financials, industrials, health care and consumer staples. Individual detractors from performance included Affiliated Managers Group, Inc.* in the financials sector, and BE Aerospace, Inc.* from the industrials sector. Within the energy and utilities sectors, respectively, the Portfolio's holdings in Southwestern Energy Co. and Constellation Energy Group, Inc.* contributed to performance. We continue to maintain a long-term perspective, investing in quality mid-cap growth stocks.

Joseph Axtell, CFA Rafaelina M. Lee Jeffrey Saeger, CFA
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Credit spread is the additional yield provided by non-Treasury fixed-income securities versus Treasury securities.
2 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (As a% of Investment Portfolio Excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Information Technology	22%	26%
Health Care	17%	12%
Consumer Discretionary	17%	14%
Industrials	13%	18%
Energy	10%	11%
Financials	8%	9%
Materials	4%	3%
Consumer Staples	4%	2%
Telecommunication Services	3%	5%
Utilities	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 210. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 16.5%
Diversified Consumer Services 1.1%
Strayer Education, Inc. (a)	900	192,969
Hotels Restaurants & Leisure 1.6%
Darden Restaurants, Inc. (a)	10,200	287,436
Internet & Catalog Retail 1.5%
Priceline.com, Inc.* (a)	3,850	283,552
Specialty Retail 9.9%
American Eagle Outfitters, Inc. (a)	21,000	196,560
Children's Place Retail Stores, Inc.* (a)	17,500	379,400
Guess?, Inc.	28,400	435,940
Limited Brands, Inc.	17,800	178,712
Tiffany & Co. (a)	5,600	132,328
Urban Outfitters, Inc.* (a)	33,300	498,834
		1,821,774
Textiles, Apparel & Luxury Goods 2.4%
Deckers Outdoor Corp.*	2,500	199,675
Lululemon Athletica, Inc.* (a)	12,500	99,125
Polo Ralph Lauren Corp. (a)	3,000	136,230
		435,030
Consumer Staples 3.6%
Personal Products
Herbalife Ltd.	22,500	487,800
NBTY, Inc.*	10,500	164,325
		652,125
Energy 10.1%
Energy Equipment & Services 3.1%
Cameron International Corp.*	9,000	184,500
CARBO Ceramics, Inc. (a)	6,100	216,733
FMC Technologies, Inc.*	7,500	178,725
		579,958
Oil, Gas & Consumable Fuels 7.0%
Alpha Natural Resources, Inc.*	5,600	90,664
Petrohawk Energy Corp.*	16,500	257,895
Range Resources Corp.	7,500	257,925
Southwestern Energy Co.*	13,000	376,610
Ultra Petroleum Corp.* (a)	8,530	294,370
		1,277,464
Financials 7.3%
Capital Markets 5.5%
Northern Trust Corp.	3,500	182,490
T. Rowe Price Group, Inc. (a)	9,700	343,768
TD Ameritrade Holding Corp.* (a)	19,100	272,175
Waddell & Reed Financial, Inc. "A"	13,700	211,802
		1,010,235
Diversified Financial Services 1.8%
MSCI, Inc. "A"*	18,164	322,593
	Shares	Value ($)

Health Care 16.9%
Biotechnology 2.6%
Alexion Pharmaceuticals, Inc.* (a)	1,200	43,428
BioMarin Pharmaceutical, Inc.* (a)	3,000	53,400
Cephalon, Inc.* (a)	3,700	285,048
Genzyme Corp.*	1,400	92,918
		474,794
Health Care Providers & Services 5.7%
AMERIGROUP Corp.*	10,700	315,864
Humana, Inc.*	4,700	175,216
McKesson Corp.	7,500	290,475
Pediatrix Medical Group, Inc.* (a)	8,400	266,280
		1,047,835
Life Sciences Tools & Services 4.4%
Covance, Inc.*	4,900	225,547
Pharmaceutical Product Development, Inc.	20,100	583,101
		808,648
Pharmaceuticals 4.2%
Mylan, Inc.* (a)	56,700	560,763
Shire PLC (ADR) (a)	4,800	214,944
		775,707
Industrials 12.5%
Aerospace & Defense 1.5%
Curtiss-Wright Corp.	8,400	280,476
Construction & Engineering 0.8%
Aecom Technology Corp.*	4,700	144,431
Electrical Equipment 3.3%
First Solar, Inc.* (a)	1,500	206,940
Roper Industries, Inc. (a)	9,150	397,202
		604,142
Machinery 2.3%
Harsco Corp.	8,600	238,048
Joy Global, Inc. (a)	8,000	183,120
		421,168
Professional Services 4.6%
FTI Consulting, Inc.* (a)	2,900	129,572
Huron Consulting Group, Inc.* (a)	7,000	400,890
Robert Half International, Inc. (a)	15,200	316,464
		846,926
Information Technology 21.3%
Communications Equipment 5.3%
Ciena Corp.* (a)	43,800	293,460
F5 Networks, Inc.* (a)	16,200	370,332
Juniper Networks, Inc.* (a)	17,800	311,678
		975,470
Electronic Equipment, Instruments & Components 1.7%
Itron, Inc.* (a)	4,850	309,139
Internet Software & Services 2.7%
Omniture, Inc.* (a)	23,000	244,720
VeriSign, Inc.*	13,200	251,856
		496,576
	Shares	Value ($)

IT Services 0.5%
ManTech International Corp. "A"*	1,800	97,542
Semiconductors & Semiconductor Equipment 4.5%
Broadcom Corp. "A"*	19,000	322,430
Marvell Technology Group Ltd.*	27,600	184,092
Microchip Technology, Inc. (a)	8,900	173,817
Tessera Technologies, Inc.*	12,000	142,560
		822,899
Software 6.6%
Adobe Systems, Inc.*	8,300	176,707
Autodesk, Inc.*	10,600	208,290
Blackboard, Inc.* (a)	11,300	296,399
Concur Technologies, Inc.* (a)	6,300	206,766
Electronic Arts, Inc.*	8,000	128,320
Salesforce.com, Inc.* (a)	6,000	192,060
		1,208,542
Materials 4.1%
Chemicals 0.9%
Intrepid Potash, Inc.* (a)	8,200	170,314
Construction Materials 0.7%
Martin Marietta Materials, Inc. (a)	1,400	135,912
Containers & Packaging 1.0%
Owens-Illinois, Inc.*	6,800	185,844
Metals & Mining 1.5%
Gerdau Ameristeel Corp.	44,000	266,640
	Shares	Value ($)

Telecommunication Services 2.8%
Wireless Telecommunication Services
American Tower Corp. "A"*	17,200	504,304
Utilities 2.0%
Electric Utilities
Allegheny Energy, Inc.	11,100	375,846
Total Common Stocks (Cost $23,178,904)		17,816,291

Securities Lending Collateral 30.3%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $5,559,666)	5,559,666	5,559,666

Cash Equivalents 2.9%
Cash Management QP Trust, 1.42% (b) (Cost $528,882)	528,882	528,882
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $29,267,452)+	130.3	23,904,839
Other Assets and Liabilities, Net (a)	(30.3)	(5,556,900)
Net Assets	100.0	18,347,939
* Non-income producing security.
+ The cost for federal income tax purposes was $29,521,967. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $5,617,128. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $798,063 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,415,191.
(a) All or a portion of these securities were on loan amounting to $5,557,998 (see Notes to Financial Statements). In addition, included in other assets and liabilities, net is a pending sale, amounting to $13,097, that is also on loan. The value of all securities loaned at December 31, 2008 amounted to $5,571,095, which is 30.4% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 23,375,957
Level 2	528,882
Level 3	—
Total	$ 23,904,839

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $23,178,904) — including $5,557,998 of securities loaned	$ 17,816,291
Investment in Daily Assets Fund Institutional (cost $5,559,666)*	5,559,666
Investment in Cash Management QP Trust (cost $528,882)	528,882
Total investments, at value (cost $29,267,452)	23,904,839
Cash	4,522
Receivable for investments sold	46,802
Receivable for Portfolio shares sold	28,503
Dividends receivable	10,780
Interest receivable	8,020
Due from Advisor	92
Other assets	1,117
Total assets	24,004,675
Liabilities
Payable for Portfolio shares redeemed	1,063
Payable upon return of securities loaned	5,559,666
Accrued management fee	13,397
Other accrued expenses and payables	82,610
Total liabilities	5,656,736
Net assets, at value	$ 18,347,939
Net Assets Consist of
Accumulated net investment loss	(4,978)
Net unrealized appreciation (depreciation) on investments	(5,362,613)
Accumulated net realized gain (loss)	(24,846,885)
Paid-in capital	48,562,415
Net assets, at value	$ 18,347,939
Class A Net Asset Value, offering and redemption price per share ($18,326,779 ÷ 2,694,618 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.80
Class B Net Asset Value, offering and redemption price per share ($21,160 ÷ 3,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.67
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Dividends (net of foreign taxes withheld of $3,370)	$ 183,829
Interest — Cash Management QP Trust	18,417
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	97,401
Total Income	299,647
Expenses: Management fee	252,379
Administration fee	21,460
Services to shareholders	154
Custodian and accounting fees	30,531
Distribution service fee (Class B)	1,412
Record keeping fees (Class B)	571
Legal	11,231
Audit and tax fees	50,159
Trustees' fees and expenses	6,241
Reports to shareholders and shareholder meeting	47,095
Other	2,891
Total expenses before expense reductions	424,124
Expense reductions	(54,105)
Total expenses after expense reductions	370,019
Net investment income (loss)	(70,372)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(4,292,837)
Change in net unrealized appreciation (depreciation) on investments	(17,648,743)
Net gain (loss)	(21,941,580)
Net increase (decrease) in net assets resulting from operations	$ (22,011,952)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (70,372)	$ (238,874)
Net realized gain (loss)	(4,292,837)	8,021,447
Change in net unrealized appreciation (depreciation)	(17,648,743)	(2,652,715)
Net increase (decrease) in net assets resulting from operations	(22,011,952)	5,129,858
Portfolio share transactions: Class A Proceeds from shares sold	3,106,392	7,675,878
Cost of shares redeemed	(13,526,182)	(14,497,003)
Net increase (decrease) in net assets from Class A share transactions	(10,419,790)	(6,821,125)
Class B Proceeds from shares sold	46,809	1,053,940
Cost of shares redeemed	(1,840,021)	(7,779,098)
Net increase (decrease) in net assets from Class B share transactions	(1,793,212)	(6,725,158)
Increase (decrease) in net assets	(34,224,954)	(8,416,425)
Net assets at beginning of period	52,572,893	60,989,318
Net assets at end of period (including accumulated net investment loss of $4,978 and $6,766, respectively)	$ 18,347,939	$ 52,572,893
Other Information
Class A Shares outstanding at beginning of period	3,720,929	4,226,008
Shares sold	300,045	567,035
Shares redeemed	(1,326,356)	(1,072,114)
Net increase (decrease) in Class A shares	(1,026,311)	(505,079)
Shares outstanding at end of period	2,694,618	3,720,929
Class B Shares outstanding at beginning of period	145,552	640,328
Shares sold	4,043	79,290
Shares redeemed	(146,424)	(574,066)
Net increase (decrease) in Class B shares	(142,381)	(494,776)
Shares outstanding at end of period	3,171	145,552

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.61	$ 12.56	$ 11.32	$ 9.84	$ 9.46
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.05)	(.06)[c]	(.05)	(.01)
Net realized and unrealized gain (loss)	(6.79)	1.10	1.30	1.53	.39
Total from investment operations	(6.81)	1.05	1.24	1.48	.38
Net asset value, end of period	$ 6.80	$ 13.61	$ 12.56	$ 11.32	$ 9.84
Total Return (%)[b]	(50.04)	8.36	10.95[c]	15.04	4.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	51	53	57	53
Ratio of expenses before expense reductions (%)	1.17	1.05	1.03	1.01	1.02
Ratio of expenses after expense reductions (%)	1.02	.90	.93	.95	.95
Ratio of net investment income (loss) (%)	(.19)	(.38)	(.51)[c]	(.45)	(.11)
Portfolio turnover rate (%)	82	68	46	104	103
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.35	$ 12.37	$ 11.19	$ 9.76	$ 9.42
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.10)	(.10)[c]	(.09)	(.05)
Net realized and unrealized gain (loss)	(6.59)	1.08	1.28	1.52	.39
Total from investment operations	(6.68)	.98	1.18	1.43	.34
Net asset value, end of period	$ 6.67	$ 13.35	$ 12.37	$ 11.19	$ 9.76
Total Return (%)[b]	(50.04)	7.92	10.55[c]	14.65	3.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.02	2	8	7	6
Ratio of expenses before expense reductions (%)	1.68	1.43	1.42	1.40	1.41
Ratio of expenses after expense reductions (%)	1.49	1.28	1.29	1.32	1.34
Ratio of net investment income (loss) (%)	(.66)	(.76)	(.87)[c]	(.82)	(.50)
Portfolio turnover rate (%)	82	68	46	104	103
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

Performance Summary December 31, 2008

DWS Moderate Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The total annual Portfolio direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.59% for Class B shares. The total Portfolio direct and estimated indirect Underlying DWS Portfolio operating expense ratio, gross of any fee waivers or expense reimbursements, as presented in the fee table of the prospectus dated May 1, 2008 is 1.30% for Class B shares. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Moderate Allocation VIP from 8/16/2004 to 12/31/2008
[] DWS Moderate Allocation VIP — Class B [] Russell 1000® Index [] Barclays Capital US Aggregate Index

The Russell 1000® Index is an unmanaged Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
DWS Moderate Allocation VIP		1-Year	3-Year	Life of Portfolio*
Class B	Growth of $10,000	$6,964	$8,119	$9,246
	Average annual total return	-30.36%	-6.71%	-1.78%
Russell 1000 Index	Growth of $10,000	$6,240	$7,621	$9,005
	Average annual total return	-37.60%	-8.66%	-2.39%
Barclays Capital US Aggregate Index	Growth of $10,000	$10,524	$11,745	$12,178
	Average annual total return	5.24%	5.51%	4.65%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on August 16, 2004. Index returns began on August 31, 2004.

Information About Your Portfolio's Expenses

DWS Moderate Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios and non-affiliated funds ("Underlying Portfolios") in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Portfolios is based on the expense ratios from the Underlying Portfolios' most recent shareholder report. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 741.80
Expenses Paid per $1,000*	$ 3.02
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,021.67
Expenses Paid per $1,000*	$ 3.51
Direct Portfolio Expenses and Acquired Portfolios (Underlying Portfolios) Fees and Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 741.80
Expenses Paid per $1,000**	$ 6.30
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,017.90
Expenses Paid per $1,000**	$ 7.30
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
** Expenses are equal to the Portfolio's annualized expense ratio plus the Acquired Portfolios (Underlying Portfolios) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.69%
Acquired Portfolios (Underlying Portfolios) Fees and Expenses	.75%
Net Annual Portfolio and Acquired Portfolios (Underlying Portfolios) Operating Expenses	1.44%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Moderate Allocation VIP

For the 12 months ended December 31, 2008, the DWS Moderate Allocation VIP's Class B shares (unadjusted for contract charges) had a return of -30.36%. For the 12-month period, the Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -37.31%. Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. The Portfolio's return was below that of its bond benchmark, the Barclays Capital US Aggregate Index, which returned 5.24%, but above the returns of its equity benchmark, the Russell 1000® Index, which returned -37.60%.

There are three major determinants of the Portfolio's performance: strategic asset allocation, tactical asset allocation and the performance of the underlying funds in which the Portfolio's assets are invested. During 2008, strategic asset allocation, tactical asset allocation and performance of the underlying funds detracted from the Portfolio's performance relative to its peer group of comparable funds.

Strategic asset allocation refers to the longer-term allocation among asset classes. The Portfolio's allocation between equity and fixed-income funds remained close to its target of 60% equity and 40% fixed income during 2008. Tactical allocation decisions are short-term underweights or overweights of particular asset classes relative to their longer-term strategic asset allocation targets.1 Overall tactical asset allocation, with an underweight of cash equivalents and investment-grade bonds balanced by an overweight in large-cap and international equities, detracted from performance, as fixed-income securities performed better than stocks.

Performance of each of the underlying funds is compared to a suitable benchmark for that particular fund's asset class and management style. The underlying funds as a group detracted from performance relative to their respective benchmarks. However, large-cap equity funds added value relative to their peers, as did high-yield funds, although these funds had negative absolute returns.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index, effective November 3, 2008) is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Moderate Allocation VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Equity — Equity Funds	57%	63%
Fixed Income — Bond Funds	34%	33%
Equity — Exchange Traded Funds	5%	—
Fixed Income — Money Market Funds	4%	4%
	100%	100%
Target Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Equity	60%	60%
Fixed Income	40%	40%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 222. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Investment Portfolio December 31, 2008

DWS Moderate Allocation VIP

	Shares	Value ($)

Equity — Equity Funds 57.5%
DWS Blue Chip VIP "A"	3,203	23,219
DWS Capital Growth VIP "A"	61,085	827,707
DWS Communications Fund "Institutional"	4,349	42,659
DWS Davis Venture Value VIP "A"	196,526	1,475,912
DWS Dreman High Return Equity VIP "A"	7,583	47,092
DWS Dreman Small Cap Value Fund "Institutional"	3,446	83,562
DWS Dreman Small Mid Cap Value VIP "A"	74,771	592,933
DWS Emerging Markets Equity Fund "Institutional"	29,285	298,118
DWS Equity 500 Index VIP "A"	89,178	851,647
DWS Global Opportunities VIP "A"	58,730	457,505
DWS Global Thematic VIP "A"	83,474	487,489
DWS Growth & Income VIP "A"	331,283	1,696,168
DWS Health Care VIP "A"	79,131	747,784
DWS International Select Equity VIP "A"	8,589	53,422
DWS International VIP "A"	131,635	858,259
DWS Janus Growth & Income VIP "A"	19,855	134,817
DWS Japan Equity Fund "S"	7,928	58,426
DWS Large Cap Value VIP "A"	355,284	3,169,137
DWS Mid Cap Growth VIP "A"	1,310	8,910
DWS RREEF Global Real Estate Securities Fund "Institutional"	16,218	87,254
DWS RREEF Real Estate Securities Fund "Institutional"	4,637	51,566
DWS Small Cap Core Fund "S"	5,030	55,075
DWS Small Cap Growth VIP "A"	35,381	269,249
DWS Small Cap Index VIP "A"	22,978	198,304
DWS Technology VIP "A"	103,645	596,992
Total Equity Funds (Cost $22,483,023)		13,173,206

Equity — Exchange Traded Funds 4.8%
Consumer Discretionary Select Sector SPDR Fund	2,199	47,432
Consumer Staples Select Sector SPDR Fund	2,741	65,428
Energy Select Sector SPDR Fund	1,018	48,701
	Shares	Value ($)

Financial Select Sector SPDR Fund	3,788	47,805
Industrial Select Sector SPDR Fund	2,893	67,928
iShares MSCI Australia Index Fund	7,328	102,665
iShares MSCI Canada Index Fund	12,485	217,614
iShares MSCI EAFE Small Cap Index Fund	3,852	99,035
iShares MSCI France Index Fund	967	20,239
iShares MSCI Switzerland Index Fund	6,492	120,362
iShares MSCI United Kingdom Index Fund	20,377	249,618
Utilities Select Sector SPDR Fund	912	26,475
Total Exchange Traded Funds (Cost $1,614,219)		1,113,302

Fixed Income — Bond Funds 34.1%
DWS Core Fixed Income VIP "A"	323,621	2,880,224
DWS Emerging Markets Fixed Income Fund "Institutional"	14,479	119,597
DWS Global Bond Fund "S"	118,913	1,190,320
DWS Government & Agency Securities VIP "A"	114,852	1,424,161
DWS High Income VIP "A"	154,656	822,772
DWS Inflation Protected Plus Fund "Institutional"	39,087	356,469
DWS Short Duration Plus Fund "Institutional"	32,164	282,074
DWS US Bond Index Fund "Institutional"	71,293	734,320
Total Fixed Income — Bond Funds (Cost $9,057,326)		7,809,937

Fixed Income — Money Market Fund 3.7%
Cash Management QP Trust (Cost $857,478)	857,478	857,478
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $34,012,046)+	100.1	22,953,923
Other Assets and Liabilities, Net	(0.1)	(32,066)
Net Assets	100.0	22,921,857
+ The cost for federal income tax purposes was $34,344,751. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $11,390,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,346 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,435,174.

EAFE: Europe, Australasia and Far East

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 22,096,445
Level 2	857,478
Level 3	—
Total	$ 22,953,923

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $31,540,349)	$ 20,983,143
Investments in Non-affiliated funds (cost $1,614,219)	1,113,302
Investment in Cash Management QP Trust (cost $857,478)	857,478
Total investments, at value (cost $34,012,046)	22,953,923
Interest receivable	1,126
Due from Advisor	35,206
Other assets	881
Total assets	22,991,136
Liabilities
Payable for Portfolio shares redeemed	1,233
Other accrued expenses and payables	68,046
Total liabilities	69,279
Net assets, at value	$ 22,921,857
Net Assets Consist of
Undistributed net investment income	2,003,565
Net unrealized appreciation (depreciation) on investments	(11,058,123)
Accumulated net realized gain (loss)	147,678
Paid-in capital	31,828,737
Net assets, at value	$ 22,921,857
Class B Net Asset Value, offering and redemption price per share ($22,921,857 ÷ 3,167,493 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	1,267,672
Dividends	27,502
Interest — Cash Management QP Trust	19,499
Total Income	1,314,673
Expenses: Management fee	30,022
Administration fee	19,414
Services to shareholders	48
Custodian and accounting fees	21,064
Distribution service fee	77,539
Record keeping fees	32,491
Audit and tax fees	44,641
Legal	27,425
Trustees' fees and expenses	8,705
Reports to shareholders and shareholder meeting	26,476
Other	7,160
Total expenses before expense reductions	294,985
Expense reductions	(75,771)
Total expenses after expense reductions	219,214
Net investment income (loss)	1,095,459
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,008,065)
Capital gain distributions from Underlying Affiliated Portfolios	4,088,752
Payments by affiliates (see Note I)	2,194
1,082,881
Change in net unrealized appreciation (depreciation) on investments	(12,690,829)
Net gain (loss)	(11,607,948)
Net increase (decrease) in net assets resulting from operations	$ (10,512,489)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 1,095,459	$ 3,570,896
Net realized gain (loss)	1,082,881	18,433,740
Change in net unrealized appreciation (depreciation)	(12,690,829)	(12,317,475)
Net increase (decrease) in net assets resulting from operations	(10,512,489)	9,687,161
Distributions to shareholders from: Net investment income: Class B	(1,275,845)	(3,955,828)
Net realized gains: Class B	(4,026,048)	(6,545,482)
Total distributions	(5,301,893)	(10,501,310)
Portfolio share transactions: Class B Proceeds from shares sold	7,398,819	4,472,231
Reinvestment of distributions	5,301,893	10,501,310
Cost of shares redeemed	(8,175,397)	(158,853,998)
Net increase (decrease) in net assets from Class B share transactions	4,525,315	(143,880,457)
Increase (decrease) in net assets	(11,289,067)	(144,694,606)
Net assets at beginning of period	34,210,924	178,905,530
Net assets at end of period (including undistributed net investment income of $2,003,565 and $5,098,423, respectively)	$ 22,921,857	$ 34,210,924
Other Information
Class B Shares outstanding at beginning of period	2,785,245	14,409,131
Shares sold	678,400	363,437
Shares issued to shareholders in reinvestment of distributions	546,587	888,436
Shares redeemed	(842,739)	(12,875,759)
Net increase (decrease) in Class B shares	382,248	(11,623,886)
Shares outstanding at end of period	3,167,493	2,785,245

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.28	$ 12.42	$ 11.37	$ 10.84	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.34	.26	.19	.12	(.03)
Net realized and unrealized gain (loss)	(3.63)	.34	1.04	.43	.87
Total from investment operations	(3.29)	.60	1.23	.55	.84
Less distributions from: Net investment income	(.42)	(.28)	(.10)	—	—
Net realized gains	(1.33)	(.46)	(.08)	(.02)	—
Total distributions	(1.75)	(.74)	(.18)	(.02)	—
Net asset value, end of period	$ 7.24	$ 12.28	$ 12.42	$ 11.37	$ 10.84
Total Return (%)[c,d]	(30.36)	5.09	10.93	5.06	8.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	34	179	171	39
Ratio of expenses before expense reductions (%)[e]	.95	.63	.62	.66	1.53*
Ratio of expenses after expense reductions (%)[e]	.71	.58	.57	.61	.75*
Ratio of net investment income (loss) (%)	3.53	2.11	1.65	1.15	(.68)*
Portfolio turnover rate (%)	59	30	35	14	13
[a] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not reduced some Underlying Portfolios' expenses.
[e] The Portfolio invests in other DWS Portfolios and non-affiliated funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Information About Your Portfolio's Expenses

DWS Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,011.50	$ 1,010.30
Expenses Paid per $1,000*	$ 2.58	$ 3.59
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,022.57	$ 1,021.57
Expenses Paid per $1,000*	$ 2.59	$ 3.61
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Money Market VIP	.51%	.71%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Money Market VIP

Over the course of 2008, we witnessed unprecedented events in the money markets as well as in financial markets worldwide. The massive credit crunch that originated with problems in the US subprime mortgage market as well as securitized mortgages eventually brought down several financial firms, including Bear Stearns and Lehman Brothers, and transformed Wall Street. September in particular was a traumatic month for the financial industry as severe losses and the general liquidity squeeze forced major financial companies such as Merrill Lynch, AIG, Washington Mutual and Wachovia to seek a rescue through government bailout or merger. In response to a general freeze-up in money market liquidity, the US government created new lending facilities for commercial paper and asset-backed commercial paper, as well for the money markets. The government also issued new short-term Treasury instruments to meet strong investor demand. By the fourth quarter, these new government programs seemed to be restoring some measure of liquidity in the money markets, though we believe it will take some time for normalcy to be restored.

During the 12-month period ended December 31, 2008, the Portfolio provided a total return of 2.64% (Class A shares, unadjusted for contract charges) compared with the 2.23% average return for the 106 funds in the Lipper Money Market Variable Annuity Funds category for the same period, according to Lipper Inc. The 7-day current yield as of December 31, 2008 was 1.59%. The investment advisor has agreed to waive certain fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been 1.31% as of December 31, 2008.

Given the difficult situation throughout the investment markets, and understanding that the credit crunch would not be a short-term phenomenon, our strategy for DWS Money Market VIP during the earlier part of 2008 was to emphasize liquidity and high credit quality while looking for ways to maximize yield potential when opportunities presented themselves. In mid-September, when conditions in the money markets worsened drastically, we enacted a significantly more defensive strategy for the Portfolio, holding more overnight securities in the form of repurchase agreements.1 We also purchased Treasury and agency instruments as well as corporate commercial paper, seeking the highest quality portfolio given the extremely difficult market conditions. As market conditions eased, we extended maturity with the highest quality securities.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the Portfolio's shares outstanding.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investment and risk profile.

The Lipper Money Market Variable Annuity Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days, and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

1 Repurchase Agreements (Repos) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking place" for large sums of money.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Money Market VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/08	12/31/07

Commercial Paper	41%	46%
Government & Agency Obligations	17%	4%
Certificates of Deposit and Bank Notes	16%	20%
Short-Term Notes	14%	22%
Repurchase Agreements	6%	2%
Time Deposit	4%	1%
Master Notes	2%	2%
Promissory Notes	—	2%
Asset Backed	—	1%
	100%	100%
Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	61 days	41 days
First Tier Retail Money Fund Average	42 days	41 days
* The Portfolio is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 232. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 16.2%
Banco Bilbao Vizcaya Argentaria SA:
3.09%, 3/9/2009	3,900,000	3,900,036
3.155%, 1/5/2009	2,600,000	2,600,001
Bank of America NA, 2.35%, 5/5/2009	3,500,000	3,500,000
Bank of Nova Scotia, 3.35%, 1/23/2009	4,500,000	4,500,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.85%, 2/12/2009	4,500,000	4,500,000
BNP Paribas, 2.29%, 2/10/2009	2,000,000	2,000,022
Calyon, 2.2%, 3/11/2009	5,000,000	5,006,774
DNB NOR Bank ASA, 3.7%, 1/23/2009	5,000,000	5,000,000
Metropolitan Life Global Funding I, 144A, 3.8%, 1/20/2009	750,000	750,000
Mizuho Corporate Bank Ltd., 1.21%, 3/23/2009	6,500,000	6,500,146
Nordea Bank Finland PLC, 3.76%, 1/21/2009	6,250,000	6,251,812
Rabobank Nederland NV, 3.0%, 2/26/2009	3,000,000	3,000,000
Svenska Handelsbanken AB, 2.0%, 3/12/2009	6,500,000	6,500,000
Toronto-Dominion Bank:
2.0%, 5/12/2009	3,000,000	3,000,000
2.52%, 5/12/2009	2,200,000	2,200,155
Westpac Banking Corp., 1.2%, 4/13/2009	5,000,000	5,000,000
Total Certificates of Deposit and Bank Notes (Cost $64,208,946)		64,208,946

Commercial Paper 40.8%
Issued at Discount**
ASB Finance Ltd., 3.1%, 3/6/2009	1,500,000	1,491,733
Australia & New Zealand Banking Group Ltd., 2.2%, 2/6/2009	4,500,000	4,490,100
Bank of America Corp.:
3.1%, 2/12/2009	3,500,000	3,487,342
3.22%, 2/6/2009	4,300,000	4,286,154
BP Capital Markets PLC, 1.285%, 3/5/2009	5,000,000	4,988,756
CBA (Delaware) Finance, Inc., 1.0%, 2/17/2009	4,879,000	4,874,541
Danske Corp., 3.81%, 1/28/2009	4,300,000	4,287,713
DNB NOR Bank ASA, 2.0%, 3/13/2009	5,000,000	4,980,278
European Investment Bank:
0.85%, 6/11/2009	2,500,000	2,490,496
1.775%, 3/6/2009	4,000,000	3,987,378
2.13%, 5/5/2009	3,500,000	3,474,322
General Electric Co., 3.35%, 4/20/2009	4,000,000	3,959,428
Greenwich Capital Markets, Inc., 3.1%, 3/9/2009	3,500,000	3,479,807
Hewlett-Packard Co., 0.38%, 2/13/2009	5,800,000	5,797,367
Kingdom of Denmark, 0.75%, 4/22/2009	4,000,000	3,990,750
Liberty Street Funding LLC, 4.6%, 1/16/2009	6,000,000	5,988,500
	Principal Amount ($)	Value ($)

Nieuw Amsterdam Receivables Corp., 1.7%, 1/15/2009	4,000,000	3,997,356
Nissan Motor Acceptance Corp., 6.0%, 1/6/2009	3,000,000	2,997,500
Old Line Funding LLC, 4.25%, 1/15/2009	7,000,000	6,988,430
Pfizer, Inc.:
0.5%, 5/11/2009	4,000,000	3,992,778
1.15%, 4/6/2009	2,000,000	1,993,931
1.2%, 3/19/2009	4,000,000	3,989,733
1.3%, 4/15/2009	3,000,000	2,988,733
2.52%, 3/2/2009	2,950,000	2,937,610
Procter & Gamble International Funding SCA:
1.4%, 3/4/2009	4,000,000	3,990,356
2.23%, 2/12/2009	2,000,000	1,994,797
Shell International Finance BV:
2.4%, 5/11/2009	2,000,000	1,982,667
2.5%, 3/9/2009	5,200,000	5,175,806
Starbird Funding Corp.:
1.85%, 3/23/2009	5,000,000	4,979,187
3.2%, 2/6/2009	4,000,000	3,987,200
4.1%, 1/20/2009	6,400,000	6,386,151
Swedbank AB, 3.22%, 3/3/2009	2,000,000	1,989,088
Thunder Bay Funding LLC, 4.15%, 4/20/2009	4,000,000	3,949,739
Toyota Motor Credit Corp.:
0.75%, 2/3/2009	5,000,000	4,996,562
2.1%, 4/1/2009	5,000,000	4,973,750
2.35%, 3/6/2009	4,000,000	3,983,289
3.4%, 1/26/2009	4,200,000	4,190,083
Victory Receivables Corp., 3.9%, 1/16/2009	6,400,000	6,389,600
Wal-Mart Stores, Inc., 0.75%, 9/8/2009	2,000,000	1,989,583
Westpac Banking Corp., 2.25%, 3/9/2009	5,500,000	5,476,969
Total Commercial Paper (Cost $162,375,563)		162,375,563

Short-Term Notes* 14.2%
Abbey National Treasury Services PLC:
0.881%, 4/24/2009	1,500,000	1,500,000
2.417%, 2/20/2009	2,000,000	2,000,000
Allied Irish Banks North America, Inc., 2.463%, 3/11/2009	3,000,000	3,000,000
Australia & New Zealand Banking Group Ltd.:
144A, 2.409%, 7/10/2009	1,000,000	1,000,000
144A, 2.426%, 7/2/2009	2,000,000	2,000,000
Bank of America NA, 144A, 4.35%, 7/6/2009	1,900,000	1,900,000
Bank of Nova Scotia, 3.056%, 5/6/2009	3,300,000	3,300,000
Bank of Scotland PLC, 2.916%, 6/5/2009	1,200,000	1,200,000
Barclays Bank PLC, 0.097%, 2/27/2009	3,000,000	3,000,000
BNP Paribas, 2.445%, 5/13/2009	1,500,000	1,500,000
Credit Agricole SA, 144A, 1.775%, 7/22/2009	2,500,000	2,500,000
	Principal Amount ($)	Value ($)

General Electric Co., 0.501%, 9/24/2009	10,000,000	10,000,000
ING Bank NV, 144A, 1.716%, 3/26/2009	750,000	750,000
Intesa Sanpaolo SpA:
1.695%, 5/13/2009	2,800,000	2,800,000
2.451%, 3/5/2009	3,000,000	3,000,000
JPMorgan Chase & Co., 4.19%, 4/3/2009	4,000,000	3,999,949
Metropolitan Life Global Funding I, 144A, 4.57%, 5/11/2009	750,000	750,000
National Australia Bank Ltd.:
144A, 2.438%, 2/19/2009	2,000,000	2,000,000
4.543%, 4/7/2009	1,250,000	1,250,000
Natixis, 2.442%, 4/6/2009	3,000,000	3,000,000
Procter & Gamble International Funding SCA, 2.308%, 2/19/2009	750,000	750,000
Rabobank Nederland NV, 144A, 2.577%, 10/9/2009	2,000,000	2,000,000
Royal Bank of Canada, 144A, 1.595%, 7/15/2009	1,800,000	1,800,000
Svenska Handelsbanken AB, 144A, 3.885%, 5/26/2009	1,500,000	1,500,000
Total Short-Term Notes (Cost $56,499,949)		56,499,949

Master Notes 2.0%
Citigroup Global Markets, Inc., 0.19%*, 1/2/2009 (a) (Cost $8,000,000)	8,000,000	8,000,000

Time Deposit 4.0%
Canadian Imperial Bank of Commerce, 0.01%, 1/2/2009 (Cost $15,937,000)	15,937,000	15,937,000

Government & Agency Obligations 16.6%
US Government Sponsored Agencies 16.1%
Federal Home Loan Bank:
0.39%*, 4/3/2009	1,200,000	1,200,000
2.35%**, 2/11/2009	1,800,000	1,795,182
	Principal Amount ($)	Value ($)

2.36%**, 5/12/2009	1,250,000	1,239,265
2.5%**, 4/14/2009	5,200,000	5,162,805
2.53%**, 1/26/2009	3,500,000	3,493,851
2.73%**, 1/20/2009	4,000,000	3,994,237
2.74%**, 2/24/2009	1,750,000	1,742,807
3.0%**, 4/20/2009	2,000,000	1,981,833
Federal Home Loan Mortgage Corp.:
0.55%**, 8/3/2009	5,000,000	4,983,653
1.3%**, 4/2/2009	5,000,000	4,983,569
1.75%**, 5/27/2009	2,000,000	1,985,806
2.41%**, 3/19/2009	2,000,000	1,989,691
Federal National Mortgage Association:
0.45%**, 5/20/2009	4,500,000	4,492,181
1.25%**, 6/11/2009	4,000,000	3,977,639
1.7%**, 6/30/2009	2,500,000	2,478,750
1.75%**, 5/29/2009	4,300,000	4,269,064
1.9%**, 7/27/2009	8,000,000	7,912,600
2.46%**, 3/19/2009	2,000,000	1,989,477
2.75%**, 3/16/2009	4,250,000	4,225,976
		63,898,386
US Treasury Obligation 0.5%
US Treasury Bill, 0.99%**, 5/15/2009	2,200,000	2,191,893
Total Government & Agency Obligations (Cost $66,090,279)		66,090,279

Repurchase Agreements 6.3%
JPMorgan Securities, Inc., 0.04%, dated 12/31/2008, to be repurchased at $25,000,056 on 1/2/2009 (b) (Cost $25,000,000)	25,000,000	25,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $398,111,737)+	100.1	398,111,737
Other Assets and Liabilities, Net	(0.1)	(320,742)
Net Assets	100.0	397,790,995
+ The cost for federal income tax purposes was $398,111,737.
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
** Annualized yield at time of purchase; not a coupon rate.
(a) Reset date; not a maturity date.
(b) Collateralized by $24,644,933 Federal National Mortgage Association, with various coupon rates from 5.0-6.0%, with various maturity dates of 6/1/2018-10/1/2038, with a value of $25,500,681.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ —
Level 2	398,111,737
Level 3	—
Total	$ 398,111,737

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investment in securities, valued at amortized cost	$ 398,111,737
Cash	176,048
Interest receivable	481,504
Receivable for Portfolio shares sold	169,537
Due from Advisor	127
Other assets	65,592
Total assets	399,004,545
Liabilities
Payable for Portfolio shares redeemed	643,663
Distributions payable	293,151
Accrued management fee	25,489
Other accrued expenses and payables	251,247
Total liabilities	1,213,550
Net assets, at value	$ 397,790,995
Net Assets Consist of
Distributions in excess of net investment income	(130,622)
Paid-in capital	397,921,617
Net assets, at value	$ 397,790,995
Class A Net Asset Value, offering and redemption price per share ($397,749,879 ÷ 397,868,262 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($41,116 ÷ 41,037 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Interest	$ 11,982,120
Expenses: Management fee	1,247,502
Administration fee	263,770
Services to shareholders	763
Custodian fee	39,912
Distribution service fee (Class B)	10,318
Professional fees	76,177
Record keeping fees (Class B)	4,081
Trustees' fee and expenses	37,309
Reports to shareholders and shareholder meeting	326,625
Other	56,419
Total expenses, before expense reductions	2,062,876
Expense reductions	(95,999)
Total expenses, after expense reductions	1,966,877
Net investment income	10,015,243
Net realized gain (loss)	109,674
Net increase (decrease) in net assets resulting from operations	$ 10,124,917

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 10,015,243	$ 17,547,804
Net realized gain (loss)	109,674	15,068
Net increase (decrease) in net assets resulting from operations	10,124,917	17,562,872
Distributions to shareholders from: Net investment income: Class A	(10,103,886)	(15,932,890)
Class B	(127,775)	(1,617,257)
Total distributions	$ (10,231,661)	$ (17,550,147)
Portfolio share transactions: Class A Proceeds from shares sold	264,441,713	266,620,495
Reinvestment of distributions	10,438,782	15,863,609
Cost of shares redeemed	(232,250,984)	(221,020,237)
Net increase (decrease) in net assets from Class A share transactions	42,629,511	61,463,867
Class B Proceeds from shares sold	4,026,431	36,113,440
Reinvestment of distributions	158,921	1,612,484
Cost of shares redeemed	(28,403,441)	(71,843,157)
Net increase (decrease) in net assets from Class B share transactions	(24,218,089)	(34,117,233)
Increase (decrease) in net assets	18,304,678	27,359,359
Net assets at beginning of period	379,486,317	352,126,958
Net assets at end of period (including distributions in excess of net investment income of $130,622 and $23,878, respectively)	$ 397,790,995	$ 379,486,317
Other Information
Class A Shares outstanding at beginning of period	355,238,751	293,774,884
Shares sold	264,441,713	266,620,495
Shares issued to shareholders in reinvestment of distributions	10,438,782	15,863,609
Shares redeemed	(232,250,984)	(221,020,237)
Net increase (decrease) in Class A shares	42,629,511	61,463,867
Shares outstanding at end of period	397,868,262	355,238,751
Class B Shares outstanding at beginning of period	24,259,126	58,376,359
Shares sold	4,026,431	36,113,440
Shares issued to shareholders in reinvestment of distributions	158,921	1,612,484
Shares redeemed	(28,403,441)	(71,843,157)
Net increase (decrease) in Class B shares	(24,218,089)	(34,117,233)
Shares outstanding at end of period	41,037	24,259,126

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.026	.049	.046	.028	.009
Total from investment operations	.026	.049	.046	.028	.009
Less distributions from: Net investment income	(.026)	(.049)	(.046)	(.028)	(.009)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	2.64[a]	5.00[a]	4.65[a]	2.80	.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	398	355	294	235	241
Ratio of expenses before expense reductions (%)	.52	.46	.52	.52	.53
Ratio of expenses after expense reductions (%)	.50	.45	.51	.52	.53
Ratio of net investment income (%)	2.56	4.88	4.58	2.77	.88
[a] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.023	.046	.042	.024	.005
Total from investment operations	.023	.046	.042	.024	.005
Less distributions from: Net investment income	(.023)	(.046)	(.042)	(.024)	(.005)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	2.34[a]	4.65[a]	4.25[a]	2.42	.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.04	24	58	58	53
Ratio of expenses before expense reductions (%)	.93	.82	.90	.89	.91
Ratio of expenses after expense reductions (%)	.88	.80	.89	.89	.91
Ratio of net investment income (%)	2.17	4.53	4.20	2.40	.50
[a] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Small Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.75% and 1.00% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Small Cap Growth VIP
[] DWS Small Cap Growth VIP — Class A [] Russell 2000® Growth Index

The Russell 2000® Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as the American Stock Exchange (AMEX)) and Nasdaq.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$5,050	$5,645	$6,711	$5,078
	Average annual total return	-49.50%	-17.35%	-7.67%	-6.55%
Russell 2000 Growth Index	Growth of $10,000	$6,146	$7,457	$8,878	$9,266
	Average annual total return	-38.54%	-9.32%	-2.35%	-.76%
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$5,098	$5,653	$6,670	$8,019
	Average annual total return	-49.09%	-17.31%	-7.78%	-3.34%
Russell 2000 Growth Index	Growth of $10,000	$6,146	$7,457	$8,878	$11,127
	Average annual total return	-38.54%	-9.32%	-2.35%	1.66%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Small Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 602.10	$ 614.70
Expenses Paid per $1,000*	$ 3.58	$ 5.07
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.66	$ 1,018.85
Expenses Paid per $1,000*	$ 4.52	$ 6.34
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Small Cap Growth VIP	.89%	1.25%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Small Cap Growth VIP

The past year has proven to be the most difficult period for global financial markets since the 1930s, with virtually all market indices posting decisively negative results. The bursting of the US housing market bubble set in motion a chain of events that culminated late last summer in the near paralysis of the global financial system. This led to a widening in credit spreads and a complete seize-up of credit-related activity.1 As the crisis grew, and market volatility hit an all-time high, the federal government intervened to prevent the failure of once venerable institutions such as AIG, Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). The growing inability of businesses and consumers to access credit led to a sharp contraction in global economic activity by the fourth quarter. Central banks around the world cut key interest rates in an effort to jump-start economic activity. Determined not to repeat the policy errors that led to the Great Depression, the US Federal Reserve Board (the Fed) gradually lowered its target for short-term interest rates to a range between 0% and 0.25%, and has aggressively used its balance sheet to provide credit market liquidity. President-elect Obama has called the revival of the economy his first priority, and the new administration intends to implement a huge fiscal stimulus plan that could reach $1 trillion.

For the 12-month period ended December 31, 2008, the Portfolio returned -49.50% (Class A shares, unadjusted for contract charges) compared with the -38.54% return of the Russell 2000® Growth Index.

Positive contributors to performance over the 12-month period included an overweight position in consumer staples, and underweights to telecom services, utilities and materials.2 Stock selection was positive within the consumer staples sector, and contributions to performance from the sector came from Green Mountain Coffee Roasters, Inc. and Pantry, Inc. Detractors from performance included unfavorable stock selection in health care, financials and energy. Individual detractors from returns included positions in the energy company Tesco Corp. and from financials, E*TRADE Financial Corp. Overweight positions in consumer discretionary and information technology also subtracted from returns, as did an underweight to health care. We continue to maintain a long-term perspective, investing in quality small-cap growth stocks.

Joseph Axtell, CFA Rafaelina M. Lee Jeffrey Saeger, CFA
Portfolio Managers, Deutsche Investment Management Americas Inc.

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted index of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Credit spread is the additional yield provided by non-Treasury fixed-income securities versus Treasury securities.
2 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	94%	98%
Cash Equivalents	6%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Information Technology	33%	29%
Health Care	18%	13%
Consumer Discretionary	16%	20%
Industrials	11%	15%
Financials	9%	8%
Energy	8%	11%
Consumer Staples	5%	2%
Materials	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 242. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Small Cap Growth VIP

	Shares	Value ($)

Common Stocks 95.0%
Consumer Discretionary 15.4%
Diversified Consumer Services 1.4%
Capella Education Co.*	17,000	998,920
Hotels Restaurants & Leisure 4.3%
Buffalo Wild Wings, Inc.* (a)	115,200	2,954,880
Specialty Retail 9.7%
bebe stores, inc.	207,600	1,550,772
Children's Place Retail Stores, Inc.* (a)	70,700	1,532,776
Citi Trends, Inc.*	53,600	788,992
Guess?, Inc.	142,300	2,184,305
Zumiez, Inc.* (a)	90,000	670,500
		6,727,345
Consumer Staples 5.0%
Food & Staples Retailing 2.2%
Casey's General Stores, Inc.	30,000	683,100
Pantry, Inc.*	37,700	808,665
		1,491,765
Food Products 1.1%
Green Mountain Coffee Roasters, Inc.* (a)	18,000	696,600
Zhongpin, Inc.*	4,800	57,600
		754,200
Personal Products 1.7%
Chattem, Inc.*	9,900	708,147
NBTY, Inc.*	31,000	485,150
		1,193,297
Energy 8.1%
Energy Equipment & Services 2.4%
CARBO Ceramics, Inc.	17,800	632,434
Dril-Quip, Inc.*	40,900	838,859
T-3 Energy Services, Inc.*	19,000	179,360
		1,650,653
Oil, Gas & Consumable Fuels 5.7%
Arena Resources, Inc.*	28,700	806,183
BPZ Resources, Inc.* (a)	169,200	1,082,880
Carrizo Oil & Gas, Inc.* (a)	59,800	962,780
EXCO Resources, Inc.*	48,500	439,410
Goodrich Petroleum Corp.*	22,400	670,880
		3,962,133
Financials 8.1%
Capital Markets 2.2%
Riskmetrics Group, Inc.*	60,200	896,378
Waddell & Reed Financial, Inc. "A"	39,500	610,670
		1,507,048
Commercial Banks 1.0%
PrivateBancorp., Inc.	22,200	720,612
Diversified Financial Services 2.5%
Portfolio Recovery Associates, Inc.* (a)	52,120	1,763,741
	Shares	Value ($)

Insurance 2.4%
eHealth, Inc.*	124,300	1,650,704
Health Care 17.0%
Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.*	18,500	669,515
Celera Corp.*	15,200	169,176
Regeneron Pharmaceuticals, Inc.*	20,700	380,052
United Therapeutics Corp.*	11,900	744,345
		1,963,088
Health Care Equipment & Supplies 2.0%
Masimo Corp.*	12,900	384,807
NuVasive, Inc.*	19,100	661,815
Thoratec Corp.*	11,100	360,639
		1,407,261
Health Care Providers & Services 11.5%
AMERIGROUP Corp.*	39,000	1,151,280
Centene Corp.*	60,400	1,190,484
Genoptix, Inc.*	44,600	1,519,968
Gentiva Health Services, Inc.*	55,400	1,621,004
Pediatrix Medical Group, Inc.*	29,500	935,150
Psychiatric Solutions, Inc.* (a)	56,500	1,573,525
		7,991,411
Life Sciences Tools & Services 0.7%
ICON PLC (ADR)*	23,600	464,684
Industrials 10.1%
Aerospace & Defense 2.8%
BE Aerospace, Inc.*	122,800	944,332
Curtiss-Wright Corp.	29,800	995,022
		1,939,354
Commercial Services & Supplies 1.5%
Team, Inc.*	37,300	1,033,210
Electrical Equipment 1.0%
Baldor Electric Co.	39,600	706,860
Machinery 0.9%
Astec Industries, Inc.*	20,700	648,531
Professional Services 3.0%
Huron Consulting Group, Inc.*	25,100	1,437,477
Korn/Ferry International*	55,100	629,242
		2,066,719
Road & Rail 0.9%
Old Dominion Freight Line, Inc.*	22,200	631,812
Information Technology 31.3%
Communications Equipment 1.1%
Ciena Corp.*	112,400	753,080
Electronic Equipment, Instruments & Components 4.0%
Itron, Inc.* (a)	43,200	2,753,568
Internet Software & Services 5.7%
Bankrate, Inc.* (a)	38,900	1,478,200
LoopNet, Inc.* (a)	235,200	1,604,064
Omniture, Inc.*	80,300	854,392
		3,936,656
	Shares	Value ($)

IT Services 6.0%
CyberSource Corp.* (a)	200,500	2,403,995
Forrester Research, Inc.*	62,900	1,774,409
		4,178,404
Semiconductors & Semiconductor Equipment 7.2%
Atheros Communications*	92,100	1,317,951
Cavium Networks, Inc.* (a)	77,100	810,321
Microsemi Corp.*	47,400	599,136
Netlogic Microsystems, Inc.*	56,000	1,232,560
Tessera Technologies, Inc.*	90,600	1,076,328
		5,036,296
Software 7.3%
Blackboard, Inc.*	67,300	1,765,279
Concur Technologies, Inc.* (a)	33,100	1,086,342
FalconStor Software, Inc.* (a)	190,300	529,034
Fundtech Ltd.*	93,585	649,480
Informatica Corp.*	32,000	439,360
Ultimate Software Group, Inc.* (a)	43,100	629,260
		5,098,755
Total Common Stocks (Cost $91,009,942)		65,984,987
	Shares	Value ($)

Securities Lending Collateral 21.6%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $14,998,940)	14,998,940	14,998,940

Cash Equivalents 6.5%
Cash Management QP Trust, 1.42% (b) (Cost $4,508,380)	4,508,380	4,508,380
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $110,517,262)+	123.1	85,492,307
Other Assets and Liabilities, Net (a)	(23.1)	(16,062,595)
Net Assets	100.0	69,429,712

* Non-income producing security.
+ The cost for federal income tax purposes was $110,551,428. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $25,059,121. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,803,766 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,862,887.
(a) All or a portion of these securities were on loan amounting to $14,779,614. In addition, included in other assets and liabilities, net is a pending sale, amounting to $147,346 that is also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $14,926,960, which is 21.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 80,983,927
Level 2	4,508,380
Level 3	—
Total	$ 85,492,307

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $91,009,942) — including $14,779,614 of securities loaned	$ 65,984,987
Investment in Daily Assets Fund Institutional (cost $14,998,940)*	14,998,940
Investment in Cash Management QP Trust (cost $4,508,380)	4,508,380
Total investments, at value (cost $110,517,262)	85,492,307
Receivable for investments sold	207,998
Cash	25,618
Dividends receivable	11,171
Interest receivable	35,960
Receivable for Portfolio shares sold	142,705
Other assets	4,009
Total assets	85,919,768
Liabilities
Payable for Portfolio shares redeemed	50,296
Payable upon return of securities loaned	14,998,940
Payable for investments purchased	1,243,640
Accrued management fee	31,186
Other accrued expenses and payables	165,994
Total liabilities	16,490,056
Net assets, at value	$ 69,429,712
Net Assets Consist of
Accumulated net investment loss	(16,609)
Net unrealized appreciation (depreciation) on investments	(25,024,955)
Accumulated net realized gain (loss)	(110,019,530)
Paid-in capital	204,490,806
Net assets, at value	$ 69,429,712
Class A Net Asset Value, offering and redemption price per share ($69,415,664 ÷ 9,122,504 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.61
Class B Net Asset Value, offering and redemption price per share ($14,048 ÷ 1,867 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.52
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends	$ 287,746
Interest — Cash Management QP Trust	71,575
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	645,012
Total Income	1,004,333
Expenses: Management fee	733,616
Administration fee	74,373
Services to shareholders	316
Custodian fee	13,605
Distribution service fee (Class B)	4,740
Record keeping fees (Class B)	2,687
Legal fees	15,482
Audit and tax fees	63,831
Trustees' fees and expenses	20,529
Reports to shareholders and shareholder meeting	171,117
Other	5,375
Total expenses before expense reductions	1,105,671
Expense reductions	(37,746)
Total expenses after expense reductions	1,067,925
Net investment income (loss)	(63,592)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(22,641,797)
Change in net unrealized appreciation (depreciation) on investments	(56,010,791)
Net gain (loss)	(78,652,588)
Net increase (decrease) in net assets resulting from operations	$ (78,716,180)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (63,592)	$ (266,680)
Net realized gain (loss)	(22,641,797)	29,911,986
Change in net unrealized appreciation (depreciation)	(56,010,791)	(13,909,833)
Net increase (decrease) in net assets resulting from operations	(78,716,180)	15,735,473
Portfolio share transactions: Class A Proceeds from shares sold	5,995,281	7,088,648
Cost of shares redeemed	(32,499,758)	(54,833,999)
Net increase (decrease) in net assets from Class A share transactions	(26,504,477)	(47,745,351)
Class B Proceeds from shares sold	210,787	890,860
Cost of shares redeemed	(6,249,807)	(33,397,002)
Net increase (decrease) in net assets from Class B share transactions	(6,039,020)	(32,506,142)
Increase (decrease) in net assets	(111,259,677)	(64,516,020)
Net assets at beginning of period	180,689,389	245,205,409
Net assets at end of period (including accumulated net investment loss of $16,609 and $16,875, respectively)	$ 69,429,712	$ 180,689,389
Other Information
Class A Shares outstanding at beginning of period	11,529,906	14,686,087
Shares sold	539,106	469,331
Shares redeemed	(2,946,508)	(3,625,512)
Net increase (decrease) in Class A shares	(2,407,402)	(3,156,181)
Shares outstanding at end of period	9,122,504	11,529,906
Class B Shares outstanding at beginning of period	468,018	2,636,495
Shares sold	16,827	59,404
Shares redeemed	(482,978)	(2,227,881)
Net increase (decrease) in Class B shares	(466,151)	(2,168,477)
Shares outstanding at end of period	1,867	468,018

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 15.07	$ 14.19	$ 13.48	$ 12.59	$ 11.34
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.01)	(.04)[d]	(.06)	(.05)
Net realized and unrealized gain (loss)	(7.45)	.89	.75	.95	1.30
Total from investment operations	(7.46)	.88	.71	.89	1.25
Net asset value, end of period	$ 7.61	$ 15.07	$ 14.19	$ 13.48	$ 12.59
Total Return (%)	(49.50)[b]	6.20[b]	5.27[b,d]	7.07[c]	11.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	174	208	243	210
Ratio of expenses before expense reductions (%)	.88	.75	.73	.72	.71
Ratio of expenses after expense reductions (%)	.85	.72	.72	.72	.71
Ratio of net investment income (loss) (%)	(.04)	(.09)	(.32)[d]	(.47)	(.47)
Portfolio turnover rate (%)	67	67	73	94	117
a Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses been reduced.
[c] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.77	$ 13.96	$ 13.32	$ 12.48	$ 11.29
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.07)	(.09)[d]	(.11)	(.10)
Net realized and unrealized gain (loss)	(7.18)	.88	.73	.95	1.29
Total from investment operations	(7.25)	.81	.64	.84	1.19
Net asset value, end of period	$ 7.52	$ 14.77	$ 13.96	$ 13.32	$ 12.48
Total Return (%)[b]	(49.09)	5.80	4.80[d]	6.73[c]	10.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01	7	37	39	28
Ratio of expenses before expense reductions (%)	1.39	1.13	1.12	1.12	1.10
Ratio of expenses after expense reductions (%)	1.29	1.09	1.09	1.09	1.09
Ratio of net investment income (loss) (%)	(.48)	(.46)	(.69)[d]	(.84)	(.85)
Portfolio turnover rate (%)	67	67	73	94	117
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2008

DWS Strategic Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.89% and 1.14% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. The Portfolio invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the Portfolio's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Finally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP
[] DWS Strategic Income VIP — Class A [] Citigroup World Government Bond Index [] JP Morgan Emerging Markets Bond Index Plus [] Credit Suisse High Yield Index [] Barclays Capital US Treasury Index

The Citigroup World Government Bond Index is an unmanaged index comprised of government bonds from 22 developed countries (including the US) with maturities greater than one year. The JP Morgan Emerging Markets Bond Index Plus is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Barclays Capital US Treasury Index (name changed from Lehman Brothers US Treasury Index, effective November 3, 2008) is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,225	$10,600	$11,786	$14,377
	Average annual total return	-7.75%	1.96%	3.34%	3.70%
Citigroup World Government Bond Index	Growth of $10,000	$11,089	$13,056	$13,416	$17,739
	Average annual total return	10.89%	9.30%	6.05%	5.90%
JP Morgan Emerging Markets Bond Index Plus	Growth of $10,000	$9,030	$10,620	$13,278	$28,249
	Average annual total return	-9.70%	2.03%	5.83%	10.94%
Credit Suisse High Yield Index	Growth of $10,000	$7,383	$8,481	$9,710	$13,266
	Average annual total return	-26.17%	-5.34%	-.59%	2.87%
Barclays Capital US Treasury Index	Growth of $10,000	$11,374	$12,781	$13,602	$18,358
	Average annual total return	13.74%	8.52%	6.35%	6.26%

The growth of $10,000 is cumulative.

Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$9,200	$10,512	$11,600	$11,945
	Average annual total return	-8.00%	1.68%	3.01%	3.18%
Citigroup World Government Bond Index	Growth of $10,000	$11,089	$13,056	$13,416	$14,775
	Average annual total return	10.89%	9.30%	6.05%	7.13%
JP Morgan Emerging Markets Bond Index Plus	Growth of $10,000	$9,030	$10,620	$13,278	$14,965
	Average annual total return	-9.70%	2.03%	5.83%	7.37%
Credit Suisse High Yield Index	Growth of $10,000	$7,383	$8,481	$9,710	$11,056
	Average annual total return	-26.17%	-5.34%	-.59%	1.78%
Barclays Capital US Treasury Index	Growth of $10,000	$11,374	$12,781	$13,602	$13,707
	Average annual total return	13.74%	8.52%	6.35%	5.72%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on May 1, 2003. Index returns began on April 30, 2003.

Information About Your Portfolio's Expenses

DWS Strategic Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 920.90	$ 932.60
Expenses Paid per $1,000*	$ 4.15	$ 5.49
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.81	$ 1,019.46
Expenses Paid per $1,000*	$ 4.37	$ 5.74
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Income VIP	.86%	1.13%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Strategic Income VIP

While the rapid swings and overall decline in stock prices garnered most of the headlines during the past 12 months, the bond market also had its share of volatility. The cause of this volatility was the ongoing fallout from the housing and credit crises, which led to the outright failure or forced mergers of numerous financial institutions in both the United States and Europe. The resulting credit crunch led to a slowdown in global economic growth, which accelerated late in the period. In this environment, investors' risk appetites evaporated and liquidity all but disappeared. This led to a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for virtually all other segments of the bond market. Lower-quality issues — most notably corporate bonds with the lowest credit ratings — underperformed the broader bond market by a wide margin. The situation was largely the same overseas, where the best performance was generated by the government bond markets of the developed economies.

The Portfolio posted a -7.75% return for the period ending December 31, 2008 (Class A shares, unadjusted for contract charges). This compares with the Portfolio benchmarks' returns of -9.70% for the JPMorgan Emerging Markets Bond Index Plus, -26.17% for the Credit Suisse High Yield Index, 13.74% for the Barclays Capital US Treasury Index and 10.89% for the Citigroup World Government Bond Index.

In the past, the Portfolio's broad exposure to a wide range of fixed-income asset classes has been one of the most important factors in its strong long-term track record. During the past year, however, the severe underperformance of the non-government segments of the bond market made such diversification a liability. During the year, we maintained significant exposure to both high-yield and emerging-markets bonds. This positioning had a negative impact on the Portfolio's relative return for the period, as both asset classes were down sharply. On the positive side, the Portfolio's relatively long overall duration during the year aided performance in a declining interest rate environment.1 Over the second half of the year, we began shifting the Portfolio to a higher-quality profile in view of the continued weak outlook for the global economy, trimming our exposure to high-yield and emerging-markets bonds. In addition, we have been seeking to increase exposure to the Eurozone, UK and Canada, where central banks have more room to lower rates than in the US.

In addition to the main investment strategy, we employ a global tactical asset allocation strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform) detracted from the Portfolio's return.

Gary Sullivan, CFA William Chepolis, CFA
Matthew F. MacDonald, CFA Thomas Picciochi
Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

The JPMorgan Emerging Markets Bond Index Plus is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Barclays Capital US Treasury Index (name changed from Lehman Brothers US Treasury Index, effective November 3, 2008) is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index is an unmanaged index comprised of government bonds from 22 developed countries, including the US, with maturities greater than one year.

Index returns, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

1 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Government & Agency Obligations	42%	44%
Corporate Bonds	42%	34%
Cash Equivalents	6%	13%
Mortgage-Backed Securities Pass-Throughs	3%	—
Commercial and Non-Agency Mortgage-Backed Securities	2%	5%
Loan Participations and Assignments	2%	3%
Municipal Bonds and Notes	1%	—
Collateralized Mortgage Obligations	1%	—
Asset Backed	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/08	12/31/07

Cash Equivalents	5%	15%
AAA	31%	17%
AA	1%	1%
A	15%	5%
BBB	8%	7%
BB	15%	20%
B	15%	16%
CCC	3%	4%
Below CCC	1%	—
Not Rated	6%	15%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Under 1 year	—	—
1-4.99 years	46%	52%
5-9.99 years	35%	33%
10-14.99 years	6%	2%
15 years or greater	13%	13%
	100%	100%
Interest Rate Sensitivity	12/31/08	12/31/07

Effective maturity	7.4 years	6.6 years
Average duration	5.1 years	3.5 years

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 254. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Strategic Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 41.5%
Consumer Discretionary 3.9%
AMC Entertainment, Inc., 8.0%, 3/1/2014	105,000	64,575
American Achievement Corp., 144A, 8.25%, 4/1/2012	30,000	23,100
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK)	54,911	13,179
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	65,000	30,225
8.0%, 3/15/2014	30,000	14,250
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	120,000	63,000
Cablevision Systems Corp., Series B, 8.334%***, 4/1/2009	25,000	24,937
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	50,000	19,000
Carrols Corp., 9.0%, 1/15/2013	30,000	20,250
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	160,000	128,000
Cox Communications, Inc., 144A, 9.375%, 1/15/2019	400,000	418,520
CSC Holdings, Inc.:
6.75%, 4/15/2012 (b)	50,000	45,750
Series B, 7.625%, 4/1/2011 (b)	55,000	51,837
Series B, 8.125%, 7/15/2009	55,000	54,725
Series B, 8.125%, 8/15/2009	110,000	109,450
Denny's Holdings, Inc., 10.0%, 10/1/2012	20,000	13,850
DIRECTV Holdings LLC, 7.625%, 5/15/2016 (b)	145,000	140,650
Dollarama Group LP, 8.073%***, 8/15/2012 (c)	52,000	33,020
EchoStar DBS Corp.:
6.375%, 10/1/2011	100,000	93,000
6.625%, 10/1/2014	65,000	54,275
7.125%, 2/1/2016 (b)	80,000	66,800
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	65,000	6,338
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	55,000	37,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	30,000	20,100
Hertz Corp., 8.875%, 1/1/2014 (b)	115,000	70,725
Idearc, Inc., 8.0%, 11/15/2016	125,000	9,375
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	40,000	21,800
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	70,000	29,750
Kabel Deutschland GmbH, 10.625%, 7/1/2014	150,000	133,500
Lamar Media Corp., Series C, 6.625%, 8/15/2015 (b)	40,000	28,900
Liberty Media LLC, 5.7%, 5/15/2013	10,000	6,556
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	30,000	18,000
MGM MIRAGE:
6.625%, 7/15/2015 (b)	65,000	39,650
8.375%, 2/1/2011	65,000	38,675
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	85,000	63,750
	Principal Amount ($)(a)	Value ($)

Norcraft Holdings LP, 9.75%, 9/1/2012	155,000	115,475
Penske Automotive Group, Inc., 7.75%, 12/15/2016	125,000	58,125
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	40,000	31,600
Quebecor Media, Inc., 7.75%, 3/15/2016	40,000	27,000
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	45,000	3,544
Reader's Digest Association, Inc., 9.0%, 2/15/2017	50,000	4,313
Sabre Holdings Corp., 8.35%, 3/15/2016	50,000	11,125
Seminole Hard Rock Entertainment, Inc., 144A, 4.496%***, 3/15/2014	65,000	32,987
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	50,000	25,000
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	185,000	21,275
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	49,000	36,872
Sirius XM Radio, Inc., 9.625%, 8/1/2013	120,000	22,350
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	55,000	20,488
Travelport LLC:
6.828%***, 9/1/2014	45,000	13,275
9.875%, 9/1/2014	10,000	3,750
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	15,000	1,988
United Components, Inc., 9.375%, 6/15/2013	10,000	4,200
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	150,000	163,678
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	100,000	106,339
144A, 8.0%, 11/1/2016 EUR	50,000	48,304
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	18,857	4,399
Vitro SAB de CV, 9.125%, 2/1/2017	220,000	66,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	275,000	2,750
		2,831,749
Consumer Staples 1.4%
Alliance One International, Inc., 8.5%, 5/15/2012	20,000	14,700
Altria Group, Inc.:
8.5%, 11/10/2013	45,000	46,609
9.7%, 11/10/2018	25,000	27,021
Delhaize America, Inc.:
8.05%, 4/15/2027	20,000	18,508
9.0%, 4/15/2031	132,000	133,494
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	40,000	22,400
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	223,000	122,650
Reynolds American, Inc., 6.75%, 6/15/2017	600,000	476,272
	Principal Amount ($)(a)	Value ($)

Smithfield Foods, Inc., 7.75%, 7/1/2017	20,000	11,400
Viskase Companies, Inc., 11.5%, 6/15/2011	225,000	146,250
		1,019,304
Energy 4.4%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	115,000	70,150
Belden & Blake Corp., 8.75%, 7/15/2012	310,000	212,350
Bristow Group, Inc., 7.5%, 9/15/2017	70,000	46,900
Chaparral Energy, Inc., 8.5%, 12/1/2015	110,000	22,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	75,000	55,500
6.875%, 1/15/2016	170,000	136,000
7.25%, 12/15/2018 (b)	110,000	85,800
7.5%, 6/15/2014	25,000	21,125
Cimarex Energy Co., 7.125%, 5/1/2017	45,000	35,100
Colorado Interstate Gas Co., 6.8%, 11/15/2015	30,000	25,845
Delta Petroleum Corp., 7.0%, 4/1/2015	100,000	20,000
Dynegy Holdings, Inc., 6.875%, 4/1/2011 (b)	15,000	13,125
El Paso Corp.:
7.25%, 6/1/2018 (b)	140,000	111,114
9.625%, 5/15/2012	50,000	42,455
EXCO Resources, Inc., 7.25%, 1/15/2011	95,000	74,100
Forest Oil Corp., 144A, 7.25%, 6/15/2019	35,000	25,550
Frontier Oil Corp.:
6.625%, 10/1/2011	40,000	36,200
8.5%, 9/15/2016	80,000	70,600
GAZ Capital (Gazprom), 144A, 6.51%, 3/7/2022	130,000	77,350
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012	15,000	13,410
KCS Energy, Inc., 7.125%, 4/1/2012	240,000	180,000
Kinder Morgan Energy Partners LP, 9.0%, 2/1/2019	155,000	161,717
Mariner Energy, Inc.:
7.5%, 4/15/2013	60,000	38,400
8.0%, 5/15/2017	95,000	49,400
Newfield Exploration Co., 7.125%, 5/15/2018	90,000	71,100
OPTI Canada, Inc.:
7.875%, 12/15/2014	90,000	45,900
8.25%, 12/15/2014 (b)	160,000	86,400
Pemex Project Funding Master Trust, 144A, 5.75%, 3/1/2018	460,000	405,950
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	30,000	22,200
9.125%, 7/15/2013	65,000	52,650
Plains Exploration & Production Co.:
7.0%, 3/15/2017	60,000	41,100
7.625%, 6/1/2018	110,000	75,350
Quicksilver Resources, Inc., 7.125%, 4/1/2016	170,000	90,950
Range Resources Corp., 7.25%, 5/1/2018	10,000	8,350
	Principal Amount ($)(a)	Value ($)

SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	45,000	24,975
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	85,000	74,375
Stone Energy Corp.:
6.75%, 12/15/2014	105,000	51,450
8.25%, 12/15/2011	160,000	99,200
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	25,000	19,843
Tesoro Corp., 6.5%, 6/1/2017	60,000	32,925
Whiting Petroleum Corp.:
7.25%, 5/1/2012	125,000	93,125
7.25%, 5/1/2013	20,000	14,200
Williams Companies, Inc.:
8.125%, 3/15/2012	180,000	165,825
8.75%, 3/15/2032	115,000	85,675
Williams Partners LP, 7.25%, 2/1/2017	45,000	35,550
		3,221,284
Financials 14.7%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	125,000	47,500
Ashton Woods USA LLC, 9.5%, 10/1/2015**	145,000	29,000
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	30,000	6,000
CIT Group, Inc., 5.4%, 2/13/2012	400,000	322,723
Citigroup, Inc., 6.5%, 8/19/2013	70,000	70,636
Commonwealth Bank of Australia, 8.7%***, 7/21/2016	1,000,000	987,190
Conproca SA de CV, REG S, 12.0%, 6/16/2010	207,300	210,928
Depfa ACS Bank, 144A, 9.5%***, 10/6/2023	1,000,000	920,000
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	125,000	91,314
7.875%, 6/15/2010	140,000	112,025
GMAC LLC, 144A, 6.875%, 9/15/2011	297,000	212,227
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	145,000	59,450
8.875%, 4/1/2015 (PIK)	100,000	34,000
Hexion US Finance Corp., 9.75%, 11/15/2014	35,000	9,975
Inmarsat Finance PLC, 10.375%, 11/15/2012	135,000	119,644
iPayment, Inc., 9.75%, 5/15/2014	45,000	22,500
Kreditanstalt fuer Wiederaufbau:
2.05%, 2/16/2026 JPY	300,000,000	3,206,178
5.0%, 7/4/2011 EUR	2,350,000	3,442,905
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	50,000	11,000
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	90,000	9,450
NiSource Finance Corp.:
6.15%, 3/1/2013	10,000	7,705
7.875%, 11/15/2010	75,000	68,632
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	100,000	53,000
	Principal Amount ($)(a)	Value ($)

Qwest Capital Funding, Inc., 7.0%, 8/3/2009	50,000	49,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	13,000	11,570
Sprint Capital Corp.:
7.625%, 1/30/2011	50,000	41,750
8.375%, 3/15/2012 (b)	20,000	16,000
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	150,000	1,500
UCI Holdco, Inc., 9.996%***, 12/15/2013 (PIK)	69,429	11,803
Universal City Development Partners, 11.75%, 4/1/2010	235,000	151,575
Wachovia Corp., 3.625%, 2/17/2009	250,000	248,974
Williams Companies, Inc., Credit Linked Certificate Trust, 144A, 6.75%, 4/15/2009	10,000	9,912
Wind Acquisition Finance SA, 144A, 9.75%, 12/1/2015 EUR	100,000	113,289
		10,709,355
Health Care 1.9%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	90,000	45,900
Boston Scientific Corp., 6.0%, 6/15/2011	75,000	71,250
Community Health Systems, Inc., 8.875%, 7/15/2015	400,000	368,000
HCA, Inc.:
9.125%, 11/15/2014 (b)	95,000	88,113
9.25%, 11/15/2016	290,000	266,075
9.625%, 11/15/2016 (PIK)	145,000	113,100
HEALTHSOUTH Corp., 10.75%, 6/15/2016	50,000	45,875
IASIS Healthcare LLC, 8.75%, 6/15/2014	75,000	58,125
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	60,000	44,100
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	55,000	33,550
The Cooper Companies, Inc., 7.125%, 2/15/2015	95,000	79,800
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	75,000	58,875
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	150,000	125,250
		1,398,013
Industrials 3.6%
Actuant Corp., 6.875%, 6/15/2017	40,000	30,100
Allied Waste North America, Inc., 6.5%, 11/15/2010	40,000	38,600
ARAMARK Corp., 8.5%, 2/1/2015 (b)	20,000	18,100
Baldor Electric Co., 8.625%, 2/15/2017 (b)	45,000	33,525
BE Aerospace, Inc., 8.5%, 7/1/2018 (b)	105,000	94,500
Belden, Inc., 7.0%, 3/15/2017	45,000	33,750
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	88,750
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	165,000	136,120
	Principal Amount ($)(a)	Value ($)

Cenveo Corp., 144A, 10.5%, 8/15/2016	55,000	31,900
Congoleum Corp., 8.625%, 8/1/2008**	125,000	93,750
DRS Technologies, Inc.:
6.625%, 2/1/2016	135,000	135,000
6.875%, 11/1/2013	195,000	194,025
7.625%, 2/1/2018	165,000	165,000
Esco Corp., 144A, 8.625%, 12/15/2013	95,000	66,500
General Cable Corp.:
6.258%***, 4/1/2015	55,000	25,713
7.125%, 4/1/2017	55,000	36,300
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	50,000	38,562
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	55,000	15,950
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	95,000	77,729
7.625%, 12/1/2013	155,000	127,100
9.375%, 5/1/2012	150,000	137,250
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	45,000	45,112
8.0%, 6/1/2015 (b)	100,000	79,000
Mobile Mini, Inc., 9.75%, 8/1/2014	65,000	46,150
Moog, Inc., 144A, 7.25%, 6/15/2018	20,000	16,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	75,000	41,625
Ply Gem Industries, Inc., 11.75%, 6/15/2013	40,000	21,600
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	165,000	24,750
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	45,000	33,525
Seitel, Inc., 9.75%, 2/15/2014	35,000	12,600
Titan International, Inc., 8.0%, 1/15/2012	195,000	144,300
TransDigm, Inc., 7.75%, 7/15/2014	30,000	24,600
United Rentals North America, Inc.:
6.5%, 2/15/2012	125,000	98,750
7.0%, 2/15/2014	175,000	106,750
United Technologies Corp., 6.125%, 2/1/2019	235,000	251,425
US Concrete, Inc., 8.375%, 4/1/2014	55,000	29,700
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	35,000	23,625
		2,617,736
Information Technology 1.0%
Alion Science & Technology Corp., 10.25%, 2/1/2015	40,000	18,050
L-3 Communications Corp.:
5.875%, 1/15/2015	160,000	144,000
Series B, 6.375%, 10/15/2015	80,000	74,800
7.625%, 6/15/2012	195,000	190,613
Lucent Technologies, Inc., 6.45%, 3/15/2029	165,000	66,000
MasTec, Inc., 7.625%, 2/1/2017	65,000	48,831
Seagate Technology HDD Holdings, 6.8%, 10/1/2016 (b)	90,000	46,800
SunGard Data Systems, Inc., 10.25%, 8/15/2015	135,000	89,100
Vangent, Inc., 9.625%, 2/15/2015	35,000	20,344
		698,538
	Principal Amount ($)(a)	Value ($)

Materials 3.2%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	25,000	17,250
ARCO Chemical Co., 9.8%, 2/1/2020**	405,000	44,550
Cascades, Inc., 7.25%, 2/15/2013	130,000	66,300
Chemtura Corp., 6.875%, 6/1/2016	115,000	58,650
Clondalkin Acquisition BV, 144A, 3.996%***, 12/15/2013	75,000	37,875
CPG International I, Inc., 10.5%, 7/1/2013	130,000	72,800
Exopack Holding Corp., 11.25%, 2/1/2014	160,000	93,600
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 2/1/2014 (b)	10,000	9,000
8.25%, 4/1/2015 (b)	145,000	123,250
8.375%, 4/1/2017	280,000	229,600
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	115,036	82,826
144A, 9.968%***, 12/31/2009	186,000	133,920
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	35,000	29,400
9.5%, 12/1/2011	50,000	47,250
Hexcel Corp., 6.75%, 2/1/2015	195,000	148,200
Huntsman LLC, 11.625%, 10/15/2010	243,000	212,625
Innophos, Inc., 8.875%, 8/15/2014	35,000	24,500
International Paper Co., 7.4%, 6/15/2014	400,000	327,884
Jefferson Smurfit Corp., 8.25%, 10/1/2012	65,000	11,050
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	130,000	100,750
Metals USA Holdings Corp., 10.883%***, 7/1/2012 (PIK)	35,952	10,067
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	35,000	17,500
NewMarket Corp., 7.125%, 12/15/2016	110,000	82,500
NewPage Corp., 10.0%, 5/1/2012 (b)	110,000	48,400
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	65,000	65,958
Pliant Corp., 11.85%, 6/15/2009 (PIK)	10	5
Radnor Holdings Corp., 11.0%, 3/15/2010**	25,000	31
Smurfit-Stone Container Enterprises, Inc., 8.0%, 3/15/2017	75,000	14,250
Steel Dynamics, Inc., 7.375%, 11/1/2012	10,000	7,300
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	110,000	80,850
The Mosaic Co., 144A, 7.375%, 12/1/2014	85,000	69,700
Witco Corp., 6.875%, 2/1/2026	35,000	9,800
	Principal Amount ($)(a)	Value ($)

Wolverine Tube, Inc., 10.5%, 4/1/2009	85,000	68,733
		2,346,374
Telecommunication Services 2.9%
BCM Ireland Preferred Equity Ltd., 144A, 11.245%***, 2/15/2017 (PIK) EUR	67,207	7,971
Centennial Communications Corp.:
10.0%, 1/1/2013	40,000	41,400
10.125%, 6/15/2013	90,000	90,900
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	145,000	127,600
8.375%, 1/15/2014 (b)	55,000	42,350
Cricket Communications, Inc.:
9.375%, 11/1/2014	120,000	108,000
144A, 10.0%, 7/15/2015	100,000	91,500
Frontier Communications Corp.:
6.25%, 1/15/2013	45,000	38,250
9.25%, 5/15/2011	35,000	33,250
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	28,848	19,039
Hellas Telecommunications Luxembourg V, 144A, 8.818%***, 10/15/2012 EUR	200,000	164,026
Intelsat Corp.:
144A, 9.25%, 8/15/2014	25,000	23,250
144A, 9.25%, 6/15/2016	250,000	227,500
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	130,000	118,300
iPCS, Inc., 5.318%***, 5/1/2013	35,000	24,850
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	150,000	134,250
Millicom International Cellular SA, 10.0%, 12/1/2013	265,000	238,500
Qwest Corp.:
7.25%, 9/15/2025	20,000	13,400
7.875%, 9/1/2011	135,000	124,200
8.875%, 3/15/2012	30,000	27,750
Sprint Nextel Corp., 6.0%, 12/1/2016	75,000	52,875
Stratos Global Corp., 9.875%, 2/15/2013	30,000	28,350
Telesat Canada, 144A, 11.0%, 11/1/2015	170,000	121,550
Virgin Media Finance PLC:
8.75%, 4/15/2014	120,000	90,000
8.75%, 4/15/2014 EUR	85,000	83,299
Windstream Corp.:
7.0%, 3/15/2019	60,000	46,200
8.625%, 8/1/2016	10,000	8,850
		2,127,410
Utilities 4.5%
AES Corp.:
8.0%, 10/15/2017	100,000	82,000
144A, 8.0%, 6/1/2020	110,000	85,250
144A, 8.75%, 5/15/2013	315,000	302,400
9.5%, 6/1/2009	75,000	74,438
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	470,000	462,950
CMS Energy Corp., 8.5%, 4/15/2011	225,000	221,581
	Principal Amount ($)(a)	Value ($)

Dominion Resources, Inc., Series D, 8.875%, 1/15/2019	500,000	539,195
Edison Mission Energy, 7.0%, 5/15/2017	105,000	91,350
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	150,000	106,500
Intergas Finance BV, REG S, 6.875%, 11/4/2011	275,000	214,500
Knight, Inc., 6.5%, 9/1/2012	90,000	76,050
Mirant Americas Generation LLC, 8.3%, 5/1/2011	130,000	126,100
Mirant North America LLC, 7.375%, 12/31/2013	60,000	57,600
NRG Energy, Inc.:
7.25%, 2/1/2014	125,000	116,875
7.375%, 2/1/2016	105,000	97,650
7.375%, 1/15/2017	90,000	82,800
NV Energy, Inc.:
6.75%, 8/15/2017	105,000	80,602
8.625%, 3/15/2014	25,000	22,539
Oncor Electric Delivery Co., 7.0%, 9/1/2022	45,000	42,048
Regency Energy Partners LP, 8.375%, 12/15/2013	80,000	54,800
Reliant Energy, Inc., 7.875%, 6/15/2017	125,000	101,250
Texas Competitive Electric Holdings Co., LLC, 144A, 10.5%, 11/1/2015	275,000	195,250
		3,233,728
Total Corporate Bonds (Cost $37,279,304)		30,203,491

Commercial and Non-Agency Mortgage-Backed Securities 1.9%
Credit Suisse Mortgage Capital Certificates Trust, "A2", Series 2007-C1, 5.268%, 2/15/2040	814,000	623,318
JPMorgan Chase Commercial Mortgage Securities Corp., "F", Series 2004-LN2, 144A, 5.448%***, 7/15/2041	500,000	133,537
Wachovia Bank Commercial Mortgage Trust, "A2", Series 2007-C32, 5.736%***, 6/15/2049	780,000	610,032
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $1,955,101)		1,366,887

Collateralized Mortgage Obligations 1.5%
FannieMae Grantor Trust, "1A4", Series 2004-T2, 7.5%, 11/25/2043 (Cost $1,041,071)	1,003,544	1,056,544

Asset-Backed 1.0%
Credit Card Receivables
Washington Mutual Master Note Trust, "C1", Series 2007-C1, 144A, 1.595%***, 5/15/2014 (Cost $954,141)	1,000,000	742,280

	Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 2.8%
Government National Mortgage Association:
4.5%, 12/1/2033 (i)	1,000,000	1,012,812
5.0%, 6/1/2034 (i)	1,000,000	1,026,250
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,023,867)		2,039,062

Government & Agency Obligations 42.2%
Sovereign Bonds 34.0%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	250,000	315,950
Dominican Republic, REG S, 9.5%, 9/27/2011	135,694	115,340
Federal Republic of Germany, Series 06, 4.0%, 7/4/2016 EUR	1,700,000	2,546,412
Federative Republic of Brazil:
8.875%, 10/14/2019	715,000	872,300
12.5%, 1/5/2016 BRL	250,000	106,013
Government of Canada, 4.5%, 6/1/2015 CAD	900,000	831,747
Kingdom of Spain, 3.15%, 1/31/2016 EUR	1,300,000	1,753,069
Province of Quebec, Series PO, 1.6%, 5/9/2013 JPY	600,000,000	6,847,632
Republic of Argentina, 5.83%, 12/31/2033 (PIK) ARS	436	61
Republic of Colombia:
8.25%, 12/22/2014	170,000	183,175
10.0%, 1/23/2012 (b)	238,000	265,965
Republic of El Salvador, 144A, 7.65%, 6/15/2035	541,000	343,535
Republic of Greece:
3.6%, 7/20/2016 EUR	1,400,000	1,768,938
4.5%, 9/20/2037 EUR	1,750,000	1,960,387
Republic of Indonesia, 144A, 6.875%, 3/9/2017	340,000	278,800
Republic of Panama:
7.125%, 1/29/2026	166,000	156,455
9.375%, 1/16/2023	500,000	520,000
Republic of Peru:
6.55%, 3/14/2037 (b)	470,000	419,475
7.35%, 7/21/2025	815,000	810,925
Republic of Philippines, 8.375%, 2/15/2011	20,000	20,800
Republic of Turkey:
7.0%, 9/26/2016	305,000	297,375
7.25%, 3/15/2015	80,000	79,600
11.75%, 6/15/2010	475,000	508,250
Republic of Uruguay:
7.625%, 3/21/2036	60,000	50,400
9.25%, 5/17/2017	105,000	107,100
Republic of Venezuela, 10.75%, 9/19/2013	605,000	396,275
Russian Federation, REG S, 7.5%, 3/31/2030	656,600	572,660
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	510,000	423,300
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	1,250,000	1,991,176
United Mexican States, Series A, 5.875%, 1/15/2014	220,000	224,950
		24,768,065
	Principal Amount ($)(a)	Value ($)

US Government Sponsored Agencies 1.1%
Federal Home Loan Bank, 7.45%***, 10/16/2023	600,000	594,000
Federal National Mortgage Association, 8.45%***, 2/27/2023	250,000	250,000
		844,000

US Treasury Obligations 7.1%
US Treasury Bills:
0.04%****, 5/21/2009 (d)	41,000	40,988
0.17%****, 1/15/2009 (d)	736,000	735,996
US Treasury Bonds, 4.375%, 2/15/2038	1,010,000	1,352,769
US Treasury Notes:
2.75%, 10/31/2013	1,050,000	1,116,281
3.75%, 11/15/2018	1,665,000	1,884,830
		5,130,864
Total Government & Agency Obligations (Cost $30,914,463)		30,742,929

Loan Participations and Assignments 1.8%
Senior Loans*** 1.7%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 3.754%, 4/2/2014	29,333	19,116
Buffets, Inc.:
Letter of Credit, LIBOR plus 7.25%, 9.254%, 5/1/2013	18,670	4,695
Term Loan B, LIBOR plus 7.25%, 9.254%, 11/1/2013	95,001	23,893
Term Loan DIP, LIBOR plus 7.25%, 9.254%, 11/1/2013	45,671	11,486
Charter Communications Operating LLC:
Term Loan, LIBOR plus 2.0%, 4.004%, 3/6/2014	104,213	77,154
Incremental Term Loan, LIBOR plus 5.0%, 7.004%, 3/6/2014	114,425	90,825
Energy Future Holdings Corp.:
Term Loan B2, LIBOR plus 3.5%, 5.504%, 10/10/2014	460,350	322,245
Term Loan B3, LIBOR plus 3.5%, 5.504%, 10/10/2014	192,000	133,600
Essar Steel Algoma, Inc., Term Loan B, LIBOR plus 2.5%, 4.504%, 6/30/2013	37,664	23,352
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 5.004%, 12/16/2013	49,746	20,410
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.254%, 9/16/2013	29,698	19,898
Golden Nugget, Term Loan, 3.73%, 6/16/2014	55,000	5,775
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 4.004%, 3/26/2014	2,405	1,262
Term Loan B, LIBOR plus 2.0%, 4.004%, 3/26/2014	41,056	21,538
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 3.504%, 11/17/2012	161,125	136,876
	Principal Amount ($)(a)	Value ($)

Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 4.254%, 5/6/2013	152,345	64,595
Term Loan C2, LIBOR plus 2.25%, 4.254%, 5/6/2013	41,335	17,526
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 7.254%, 6/15/2014 (PIK)	72,913	41,925
Longview Power LLC:
Letter of Credit, 1.35%, 4/1/2014	4,000	2,500
Demand Draw, 3.75%, 4/1/2014	14,000	8,750
Term Loan B, 4.25%, 4/1/2014	12,000	7,500
NewPage Corp., Term Loan, LIBOR plus 3.75%, 5.754%, 12/19/2014	14,888	9,664
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 4.004%, 9/30/2014	48,590	21,206
Symbion, Inc.:
Term Loan A, LIBOR plus 3.25%, 5.254%, 8/23/2013	23,650	14,781
Term Loan B, LIBOR plus 3.25%, 5.254%, 8/23/2014	23,650	14,781
Telesat Canada:
Delayed Draw Term Loan, LIBOR plus 3.0%, 5.004%, 10/31/2014	11,780	8,075
Term Loan B, LIBOR plus 3.0%, 5.004%, 10/31/2014	137,153	94,018
Tribune Co., Tranche B, LIBOR plus 3.0%, 5.004%, 5/19/2014**	88,875	25,647
		1,243,093
Sovereign Loans 0.1%
CSFB International (Exim Ukraine), 6.8%, 10/4/2012	105,000	42,000
Total Loan Participations and Assignments (Cost $2,117,171)		1,285,093

Municipal Bonds and Notes 1.5%
Tacoma, WA, Electric System Revenue, Series A, Prerefunded, 5.75%, 1/1/2020 (e) (Cost $1,069,209)	1,000,000	1,093,240

Preferred Securities 0.1%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (f)	80,000	52,823
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	35,000	23,901
Total Preferred Securities (Cost $106,681)		76,724

Preferred Stock 0.0%
Financial
Preferred Blocker Inc., 144A, 9.0%	63	17,989
Total Preferred Stocks (Cost $17,989)		17,989
	Shares	Value ($)

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	15,600	1,224
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	10	0
Total Warrants (Cost $0)		1,224
	Units	Value ($)

Other Investments 0.1%
Materials
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $67,414)	85,000	40,800
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Vertis Holdings, Inc.*	940	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	1,749
Total Common Stocks (Cost $19,822)		1,749
	Shares	Value ($)

Convertible Preferred Stocks 0.0% Consumer Discretionary
ION Media Networks, Inc.
144A, 12.0%*	10,000	0
Series AI, 144A, 12.0%*	20,000	0
Total Convertible Preferred Stocks (Cost $4,191)		0

Securities Lending Collateral 2.6%
Daily Assets Fund Institutional, 1.69% (g) (h) (Cost $1,898,503)	1,898,503	1,898,503

Cash Equivalents 6.0%
Cash Management QP Trust, 1.42% (g) (Cost $4,357,924)	4,357,924	4,357,924
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $83,826,851)+	103.0	74,924,439
Other Assets and Liabilities, Net	(3.0)	(2,161,774)
Net Assets	100.0	72,762,665
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Ashton Woods USA LLC	9.5%	10/1/2015	145,000	USD	132,667	29,000
Congoleum Corp.	8.625%	8/1/2008	125,000	USD	105,994	93,750
Quebecor World, Inc.	9.75%	1/15/2015	45,000	USD	45,000	3,544
Radnor Holdings Corp.	11.0%	3/15/2010	25,000	USD	15,888	31
Tribune Co.	5.004%	5/19/2014	88,875	USD	88,819	25,647
Tropicana Entertainment LLC	9.625%	12/15/2014	150,000	USD	122,979	1,500
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	15,000	USD	10,838	1,988
					522,185	155,460
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2008.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $83,894,744. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $8,970,305. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,592,990 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,563,295.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $1,822,255, which is 2.5% of net assets.
(c) Security has deferred its 6/15/2008 interest payment until 6/30/2009.
(d) At December 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Financial Security Assurance, Inc.	1.5
(f) Date shown is call date; not a maturity date for the perpetual preferred securities.
(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.
(i) When-issued or delayed delivery securities included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	3/16/2009	16	1,253,954	1,298,423	44,469
10 Year Canadian Government Bond	3/20/2009	9	868,246	924,131	55,885
2 Year US Treasury Note	3/31/2009	7	1,507,863	1,526,438	18,575
AEX Index	1/16/2009	8	550,314	547,902	(2,412)
ASX SPI 200 Index	3/19/2009	6	373,259	391,757	18,498
DAX Index	3/20/2009	1	165,124	168,005	2,881
DJ Euro Stoxx 50 Index	3/20/2009	1	33,865	34,056	191
Federal Republic of Germany Euro-Bund	3/6/2009	11	1,902,012	1,908,871	6,859
Federal Republic of Germany Euro-Schatz	3/6/2009	28	4,174,657	4,182,880	8,223
Hang Seng Index	1/29/2009	1	93,676	92,933	(743)
S&P MIB Index	3/20/2009	1	133,312	134,988	1,676
Swiss Market Index	3/20/2009	9	461,381	460,929	(452)
United Kingdom Long Gilt Bond	3/27/2009	7	1,163,841	1,242,633	78,792
Total net unrealized appreciation					232,442

At December 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Japanese Government Bond	3/11/2009	1	1,537,216	1,545,725	(8,509)
10 Year US Treasury Note	3/20/2009	34	4,130,092	4,275,500	(145,408)
CAC 40 Index	1/16/2009	10	446,804	447,735	(931)
FTSE 100 Index	3/20/2009	2	122,656	126,235	(3,579)
NASDAQ E-Mini 100 Index	3/20/2009	7	167,312	169,750	(2,438)
Russell E Mini 2000 Index	3/20/2009	2	91,025	99,580	(8,555)
S&P E-Mini 500 Index	3/20/2009	7	305,289	315,035	(9,746)
S&P TSE 60 Index	3/19/2009	2	165,937	174,937	(9,000)
TOPIX Index	3/13/2009	9	805,483	855,819	(50,336)
Total net unrealized depreciation					(238,502)

At December 31, 2008, open written options contracts were as follows:

Written Options	Contract Amount	Expiration Date	Value ($)
Call Options Option on an interest rate swap for the obligation to receive a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	3,000,000	10/13/2009	36,742
Option on an interest rate swap for the obligation to receive a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	3,000,000	9/18/2009	1,395
Total Call Options (Premiums received $35,475)			38,137
Put Options Option on an interest rate swap for the obligation to pay a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	3,000,000	10/13/2009	2,852
Option on an interest rate swap for the obligation to pay a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	3,000,000	9/18/2009	77,716
Total Put Options (Premiums received $35,475)			80,568
Total Written Options (Premiums received $70,950)			118,705

At December 31, 2008, open credit default swap contracts purchased were as follows:

Effective/Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation/Quality Rating (k)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
5/2/2008 6/20/2013	50,000[1]	7.25%	ARCO Chemical Co., 9.8%, 2/1/2020, D	36,120	—	36,120
8/14/2008 9/20/2013	200,000[2]	3.0%	Expedia, Inc., 7.456%, 8/15/2018, BB	25,151	—	25,151
9/29/2008 12/20/2013	400,000[2]	2.2%	Darden Restaurants, Inc., 6.0%, 8/15/2035, BBB	6,998	—	6,998
10/8/2008 12/20/2013	200,000[5]	0.87%	Arrow Electronics, Inc., 6.875%, 6/1/2018, BBB-	10,443	—	10,443
10/17/2008 12/20/2013	400,000[4]	0.75%	Walt Disney Co., 5.625%, 9/15/2016, A	2,144	—	2,144
11/20/2008 12/20/2013	160,000[4]	1.25%	ACE INA Holdings, Inc., 8.875%, 8/15/2029, A-	(1,926)	—	(1,926)
11/21/2008 12/20/2013	320,000[3]	3.5%	Kohl's Corp., 6.25%, 12/15/2017, BBB+	(9,424)	—	(9,424)
11/20/2008 12/22/2013	160,000[4]	3.15%	Allstate Corp., 6.75%, 5/15/2018, A+	(8,641)	—	(8,641)
12/3/2008 6/20/2014	300,000[5]	4.4%	International Paper Co., 5.3%, 4/1/2015, BBB	10,379	—	10,379
12/31/2008 3/20/2014	160,000[2]	5.5%	Limited Brands, Inc., 6.9%, 7/15/2017, BB+	0	—	0
12/31/2008 3/20/2014	160,000[3]	7.0%	Macy's Retail Holdings, Inc., 7.45%, 7/15/2017, BBB-	0	—	0
12/31/2008 3/20/2014	160,000[2]	5.25%	Nordstrom, Inc., 6.95%, 5/15/2028, A-	0	—	0
Total net unrealized appreciation						71,244

At December 31, 2008, open credit default swap contracts sold were as follows:

Effective/Expiration Date	Notional Amount ($) (j)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
2/26/2008 3/20/2009	150,000[1]	5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013, B	303	—	303
2/14/2008 3/20/2009	190,000[1]	3.8%	HCA, Inc., 6.375%, 1/15/2015, B-	(578)	—	(578)
Total net unrealized depreciation						(275)
(j) The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(k) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

At December 31, 2008, open total return swap contracts were as follows:

Effective/Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Premiums Paid/(Received) ($)	Unrealized Appreciation ($)
12/1/2008 12/1/2010	1,900,000[3]	0.35%	Citi Global Interest Rate Strategy Index	89,237	3,800	85,437
Counterparties: [1] Merrill Lynch, Pierce, Fenner & Smith, Inc. [2] JPMorgan Chase Securities, Inc. [3] Citigroup, Inc. [4] Bank of America [5] The Goldman Sachs & Co.

At December 31, 2008, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CHF	5,490	USD	5,180	1/5/2009	21
EUR	12,300	USD	17,178	1/15/2009	92
EUR	520,200	USD	748,992	1/15/2009	26,393
EUR	1,323,000	USD	1,667,152	1/21/2009	170,086
GBP	1,464,000	USD	2,144,028	1/21/2009	40,443
USD	28,620	NZD	54,000	1/21/2009	2,828
USD	1,452,654	SEK	12,150,000	1/21/2009	83,128
USD	1,009,901	CHF	1,224,000	1/21/2009	140,369
USD	2,552,374	SGD	3,895,000	1/21/2009	149,110
Total unrealized appreciation					612,470
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	6,188	JPY	560,000	1/5/2009	(10)
AUD	17,298	USD	11,939	1/6/2009	(112)
EUR	5,300	USD	7,335	1/15/2009	(27)
AUD	103,000	USD	66,240	1/21/2009	(5,397)
CAD	398,000	USD	315,572	1/21/2009	(6,708)
JPY	99,512,000	USD	1,076,970	1/21/2009	(21,275)
NOK	9,780,000	USD	1,357,297	1/21/2009	(37,106)
USD	941,300	GBP	650,000	1/30/2009	(7,418)
USD	141,358	EUR	100,000	1/30/2009	(2,510)
JPY	25,000,000	USD	270,140	2/4/2009	(5,814)
Total unrealized depreciation					(86,377)
Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Options Written, at value	Other Financial Instruments++
Level 1	$ 1,916,492	$ —	$ (6,060)
Level 2	71,130,364	(118,705)	682,499
Level 3	1,877,583	—	—
Total	$ 74,924,439	$ (118,705)	$ 676,439
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, forward foreign exchange contracts, credit default and total return swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value at December 31, 2008:

Investments in Securities
Balance as of January 1, 2008	$ 533,240
Net realized gain (loss)	(10,075)
Change in unrealized appreciation (depreciation)	(370,181)
Amortization Premium/Discount	(32)
Net purchases (sales)	1,546,583
Net transfers in (out) of Level 3	178,048
Balance as of December 31, 2008	$ 1,877,583

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $77,570,424) — including $1,822,255 of securities loaned	$ 68,668,012
Investment in Daily Assets Fund Institutional (cost $1,898,503)*	1,898,503
Investment in Cash Management QP Trust (cost $4,357,924)	4,357,924
Total investments, at value (cost $83,826,851)	74,924,439
Cash	99,351
Foreign currency, at value (cost $227,366)	220,632
Receivable for investments sold	1,036,730
Interest receivable	1,243,610
Receivable for variation margin on open futures contracts	59,336
Unrealized appreciation on forward foreign currency exchange contracts	612,470
Unrealized appreciation on swap contracts	176,975
Other assets	2,259
Total assets	78,375,802
Liabilities
Payable for when-issued and delayed delivery securities purchased	3,048,810
Payable upon return of securities loaned	1,898,503
Payable for Portfolio shares redeemed	211,040
Options written, at value (premiums received $70,950)	118,705
Net payable on closed forward foreign currency exchange contracts	72,505
Unrealized depreciation on forward foreign currency exchange contracts	86,377
Unrealized depreciation on swap contracts	20,569
Accrued management fee	36,651
Other accrued expenses and payables	119,977
Total liabilities	5,613,137
Net assets, at value	$ 72,762,665
Net Assets Consist of
Undistributed net investment income	3,179,356
Net unrealized appreciation (depreciation) on: Investments	(8,902,412)
Written options	(47,755)
Swaps contracts	156,406
Futures	(6,060)
Foreign currency	525,454
Accumulated net realized gain (loss)	(2,959,925)
Paid-in capital	80,817,601
Net assets, at value	$ 72,762,665
Class A Net Asset Value, offering and redemption price per share ($72,716,859 ÷ 7,250,530 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.03
Class B Net Asset Value, offering and redemption price per share ($45,806 ÷ 4,594 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.97
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Interest	$ 5,513,843
Interest — Cash Management QP Trust	275,559
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	55,140
Total Income	5,844,542
Expenses: Management fee	578,416
Administration fee	62,261
Services to shareholders	185
Custodian fee	29,661
Distribution service fee (Class B)	7,116
Record keeping fees (Class B)	2,761
Legal fees	25,538
Audit and tax fees	68,559
Trustees' fees and expenses	18,555
Reports to shareholders and shareholder meeting	47,693
Other	43,660
Total expenses before expense reductions	884,405
Expense reductions	(19,768)
Total expenses after expense reductions	864,637
Net investment income (loss)	4,979,905
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,639,982)
Swap contracts	(16,443)
Futures	212,011
Foreign currency	(1,528,113)
Payments by affiliates (see Note I)	1,022
(4,971,505)
Change in net unrealized appreciation (depreciation) on: Investments	(9,102,978)
Unfunded loan commitments	21
Swap contracts	160,383
Written options	(47,755)
Futures	(144,864)
Foreign currency	649,132
(8,486,061)
Net gain (loss)	(13,457,566)
Net increase (decrease) in net assets resulting from operations	$ (8,477,661)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 4,979,905	$ 5,848,274
Net realized gain (loss)	(4,971,505)	2,363,743
Change in net unrealized appreciation (depreciation)	(8,486,061)	(2,405,723)
Net increase (decrease) in net assets resulting from operations	(8,477,661)	5,806,294
Distributions to shareholders from: Net investment income: Class A	(6,041,956)	(5,451,249)
Class B	(489,657)	(1,430,805)
Net realized gains: Class A	(1,320,099)	—
Class B	(114,923)	—
Total distributions	(7,966,635)	(6,882,054)
Portfolio share transactions: Class A Proceeds from shares sold	22,468,946	27,023,346
Reinvestment of distributions	7,362,055	5,451,249
Cost of shares redeemed	(41,402,528)	(17,567,946)
Net increase (decrease) in net assets from Class A share transactions	(11,571,527)	14,906,649
Class B Proceeds from shares sold	755,481	2,524,276
Reinvestment of distributions	604,580	1,430,805
Cost of shares redeemed	(9,329,944)	(19,503,873)
Net increase (decrease) in net assets from Class B share transactions	(7,969,883)	(15,548,792)
Increase (decrease) in net assets	(35,985,706)	(1,717,903)
Net assets at beginning of period	108,748,371	110,466,274
Net assets at end of period (including undistributed net investment income of $3,179,356 and $6,660,644, respectively)	$ 72,762,665	$ 108,748,371
Other Information
Class A Shares outstanding at beginning of period	8,561,326	7,267,545
Shares sold	2,033,447	2,337,780
Shares issued to shareholders in reinvestment of distributions	674,181	483,267
Shares redeemed	(4,018,424)	(1,527,266)
Net increase (decrease) in Class A shares	(1,310,796)	1,293,781
Shares outstanding at end of period	7,250,530	8,561,326
Class B Shares outstanding at beginning of period	737,068	2,104,567
Shares sold	66,046	219,518
Shares issued to shareholders in reinvestment of distributions	55,517	127,295
Shares redeemed	(854,037)	(1,714,312)
Net increase (decrease) in Class B shares	(732,474)	(1,367,499)
Shares outstanding at end of period	4,594	737,068

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.70	$ 11.80	$ 11.50	$ 12.25	$ 11.82
Income (loss) from investment operations: Net investment income[a]	.55	.63	.62	.65	.58
Net realized and unrealized gain (loss)	(1.38)	(.01)	.36	(.39)	.39
Total from investment operations	(.83)	.62	.98	.26	.97
Less distributions from: Net investment income	(.69)	(.72)	(.57)	(.98)	—
Net realized gains	(.15)	—	(.11)	(.03)	(.54)
Total distributions	(.84)	(.72)	(.68)	(1.01)	(.54)
Net asset value, end of period	$ 10.03	$ 11.70	$ 11.80	$ 11.50	$ 12.25
Total Return (%)	(7.75)[b]	5.43[b]	8.98	2.38	8.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	100	86	71	62
Ratio of expenses before expense reductions (%)	.89	.84	.85	.88	.84
Ratio of expenses after expense reductions (%)	.87	.83	.85	.88	.84
Ratio of net investment income (loss) (%)	5.06	5.50	5.47	5.61	4.99
Portfolio turnover rate (%)	234	147	143	120	210
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.64	$ 11.74	$ 11.44	$ 12.17	$ 11.78
Income (loss) from investment operations: Net investment income[a]	.49	.59	.59	.61	.53
Net realized and unrealized gain (loss)	(1.36)	(.01)	.35	(.38)	.40
Total from investment operations	(.87)	.58	.94	.23	.93
Less distributions from: Net investment income	(.65)	(.68)	(.53)	(.93)	—
Net realized gains	(.15)	—	(.11)	(.03)	(.54)
Total distributions	(.80)	(.68)	(.64)	(.96)	(.54)
Net asset value, end of period	$ 9.97	$ 11.64	$ 11.74	$ 11.44	$ 12.17
Total Return (%)	(8.00)[b]	5.07[b]	8.75[b]	1.92[b]	8.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05	9	25	26	21
Ratio of expenses before expense reductions (%)	1.30	1.21	1.24	1.25	1.22
Ratio of expenses after expense reductions (%)	1.28	1.20	1.18	1.21	1.22
Ratio of net investment income (loss) (%)	4.65	5.13	5.14	5.28	4.61
Portfolio turnover rate (%)	234	147	143	120	210
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2008

DWS Technology VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual Portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.91% and 1.29% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown during all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Technology VIP from 5/1/1999 to 12/31/2008
[] DWS Technology VIP — Class A [] Russell 1000® Growth Index [] S&P® Goldman Sachs Technology Index

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P® Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$5,378	$6,194	$6,549	$5,833
	Average annual total return	-46.22%	-14.76%	-8.12%	-5.42%
Russell 1000 Growth Index	Growth of $10,000	$6,156	$7,508	$8,401	$6,068
	Average annual total return	-38.44%	-9.11%	-3.42%	-5.04%
S&P Goldman Sachs Technology Index	Growth of $10,000	$5,667	$7,221	$7,583	$5,120
	Average annual total return	-43.33%	-10.28%	-5.38%	-6.69%
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$5,356	$6,124	$6,417	$8,935
	Average annual total return	-46.44%	-15.08%	-8.49%	-1.72%
Russell 1000 Growth Index	Growth of $10,000	$6,156	$7,508	$8,401	$9,923
	Average annual total return	-38.44%	-9.11%	-3.42%	-.12%
S&P Goldman Sachs Technology Index	Growth of $10,000	$5,667	$7,221	$7,583	$10,421
	Average annual total return	-43.33%	-10.28%	-5.38%	.64%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 1999. Index returns began on April 30, 1999.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Technology VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 636.50	$ 634.40
Expenses Paid per $1,000*	$ 4.03	$ 5.42
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,020.21	$ 1,018.50
Expenses Paid per $1,000*	$ 4.98	$ 6.70
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.98%	1.32%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Technology VIP

Technology stocks produced a negative absolute return and underperformed the broader market during 2008. Slowing economic growth led to reduced spending by both consumers and corporations, causing sharp reductions to the earnings estimates for tech companies. With this as the backdrop, the Portfolio's benchmarks, the S&P® Goldman Sachs Technology Index and the Russell 1000® Growth Index returned -43.33% and -38.44 respectively, during the annual period. Class A shares of DWS Technology VIP (unadjusted for contract charges) returned -46.22%. Key contributors to relative performance were positions in Foundry Networks* (which was bid for by Brocade Communications Systems in July), Taiwan Semiconductor Manufacturing Co. Ltd. and Visa, Inc. Notable detractors were Ciena Corp., Nvidia Corp.* and an underweight in International Business Machines Corp.1

The fund's management team changed on November 21, 2008. While many features of the previous approach remain intact, such as an emphasis on looking for investment ideas across the entire market capitalization spectrum, there is now also a thematic component to the Portfolio's strategy. Among the investment themes that we will focus on are the growing need for firms to use technology to meet their compliance and regulation requirements, server/storage/desktop virtualization, technologies that help increase network bandwidth capacity, and continued growth in e-commerce and Internet traffic.

While we remain cautious on the near-term outlook for technology stocks, we believe much of the bad news has already been factored into stock prices. As a result, we are finding compelling values among stocks with rising market share, strong product and/or service offerings, and healthy balance sheets. We will continue to focus our bottom-up research efforts on unearthing these opportunities in the year ahead.

Kelly P. Davis Clark Chang
Lead Portfolio Manager Portfolio Manager, Deutsche Investment Management Americas Inc.

The S&P Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.
* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Technology VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Information Technology:
Communications Equipment	23%	16%
Semiconductors & Semiconductor Equipment	22%	16%
Software	18%	21%
Computers & Peripherals	18%	24%
Internet Software & Services	10%	14%
IT Services	6%	5%
Electronic Equipment & Instruments	1%	2%
Industrials	1%	1%
Consumer Discretionary	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 275. A complete list of portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Technology VIP

	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 1.1%
Media
Grupo Televisa SA (ADR)	43,100	643,914
Financials 0.1%
Real Estate Investment Trusts
DuPont Fabros Technology, Inc. (REIT) (a)	37,100	76,797
Industrials 0.6%
Electrical Equipment
First Solar, Inc.* (a)	2,800	386,288
Information Technology 96.6%
Communications Equipment 22.2%
Ciena Corp.* (a)	60,600	406,020
Cisco Systems, Inc.*	185,800	3,028,540
F5 Networks, Inc.* (a)	25,600	585,216
Harris Corp.	12,000	456,600
Infinera Corp.* (a)	28,500	255,360
Juniper Networks, Inc.*	142,000	2,486,420
Nokia Oyj (ADR)	84,600	1,319,760
Polycom, Inc.*	84,800	1,145,648
QUALCOMM, Inc.	97,616	3,497,581
Sonus Networks, Inc.* (a)	256,400	405,112
		13,586,257
Computers & Peripherals 18.0%
Apple, Inc.*	36,500	3,115,275
EMC Corp.*	76,200	797,814
Hewlett-Packard Co.	94,500	3,429,405
International Business Machines Corp.	34,000	2,861,440
SanDisk Corp.* (a)	22,700	217,920
Synaptics, Inc.* (a)	35,450	587,052
		11,008,906
Electronic Equipment, Instruments & Components 0.5%
Hon Hai Precision Industry Co., Ltd.	173,876	342,789
Internet Software & Services 10.3%
eBay, Inc.*	83,700	1,168,452
Equinix, Inc.*	6,200	329,778
Google, Inc. "A"*	15,600	4,799,340
		6,297,570
IT Services 6.3%
Cognizant Technology Solutions Corp. "A"*	53,500	966,210
Fiserv, Inc.* (a)	29,200	1,062,004
Global Payments, Inc.	28,600	937,794
MasterCard, Inc. "A" (a)	2,300	328,739
Visa, Inc. "A" (a)	10,600	555,970
		3,850,717
Semiconductors & Semiconductor Equipment 21.6%
Applied Materials, Inc.	29,900	302,887
ASML Holding NV (NY Registered Shares) (a)	32,300	583,661
	Shares	Value ($)

Broadcom Corp. "A"* (a)	66,800	1,133,596
Cymer, Inc.* (a)	17,900	392,189
FormFactor, Inc.* (a)	22,600	329,960
Integrated Device Technology, Inc.*	55,700	312,477
Intel Corp.	228,289	3,346,717
KLA-Tencor Corp. (a)	22,200	483,738
Marvell Technology Group Ltd.*	69,100	460,897
MediaTek, Inc.	59,287	400,496
MEMC Electronic Materials, Inc.*	9,100	129,948
Microchip Technology, Inc. (a)	57,900	1,130,787
Microsemi Corp.*	29,800	376,672
MKS Instruments, Inc.* (a)	12,700	187,833
National Semiconductor Corp. (a)	67,700	681,739
Netlogic Microsystems, Inc.*	32,000	704,320
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	60,007	474,056
Texas Instruments, Inc.	91,400	1,418,528
Varian Semiconductor Equipment Associates, Inc.* (a)	20,900	378,708
		13,229,209
Software 17.7%
Activision Blizzard, Inc.*	67,800	585,792
Adobe Systems, Inc.*	61,900	1,317,851
Amdocs Ltd.*	17,200	314,588
Citrix Systems, Inc.*	24,700	582,179
Electronic Arts, Inc.*	14,100	226,164
Informatica Corp.*	40,400	554,692
McAfee, Inc.*	17,700	611,889
Microsoft Corp.	123,400	2,398,896
Nintendo Co., Ltd.	1,300	499,453
Oracle Corp.*	159,100	2,820,843
Salesforce.com, Inc.* (a)	7,100	227,271
Symantec Corp.*	31,300	423,176
VanceInfo Technologies, Inc. (ADR)*	51,600	245,100
		10,807,894
Total Common Stocks (Cost $77,464,466)		60,230,341

Securities Lending Collateral 13.7%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $8,358,135)	8,358,135	8,358,135

Cash Equivalents 1.7%
Cash Management QP Trust, 1.42% (b) (Cost $1,044,313)	1,044,313	1,044,313
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $86,866,914)+	113.8	69,632,789
Other Assets and Liabilities, Net	(13.8)	(8,438,502)
Net Assets	100.0	61,194,287
* Non-income producing security.
+ The cost for federal income tax purposes was $93,123,829. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $23,491,040. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,949,503 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,440,543.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $8,327,493, which is 13.6% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 67,345,738
Level 2	2,287,051
Level 3	—
Total	$ 69,632,789

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $77,464,466) — including $8,327,493 of securities loaned	$ 60,230,341
Investment in Daily Assets Fund Institutional (cost $8,358,135)*	8,358,135
Investment in Cash Management QP Trust (cost $1,044,313)	1,044,313
Total investments, at value (cost $86,866,914)	69,632,789
Foreign currency, at value (cost $25,795)	28,123
Interest receivable	13,050
Dividends receivable	25,922
Receivable for Portfolio shares sold	39,110
Other assets	3,267
Total assets	69,742,261
Liabilities
Payable for Portfolio shares redeemed	17,204
Payable upon return of securities loaned	8,358,135
Accrued management fee	33,801
Other accrued expenses and payables	138,834
Total liabilities	8,547,974
Net assets, at value	$ 61,194,287
Net Assets Consist of
Accumulated net investment loss	(4,837)
Net unrealized appreciation (depreciation) on: Investments	(17,234,125)
Foreign currency	2,328
Accumulated net realized gain (loss)	(263,873,272)
Paid-in capital	342,304,193
Net assets, at value	$ 61,194,287
Class A Net Asset Value, offering and redemption price per share ($59,556,510 ÷ 10,336,451 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.76
Class B Net Asset Value, offering and redemption price per share ($1,637,777 ÷ 290,168 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.64
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $45,450)	$ 847,965
Interest — Cash Management QP Trust	77,951
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	162,024
Total Income	1,087,940
Expenses: Management fee	762,698
Administration fee	66,748
Custodian and accounting fees	43,157
Distribution service fee (Class B)	6,303
Record keeping fees (Class B)	2,335
Services to shareholders	468
Professional fees	62,902
Trustees' fees and expenses	14,753
Reports to shareholders and shareholder meeting	112,255
Other	37,821
Total expenses before expense reductions	1,109,440
Expense reductions	(6,385)
Total expenses after expense reductions	1,103,055
Net investment income (loss)	(15,115)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign tax of $4,535)	(17,630,579)
Written options	213,987
Foreign currency	(193,319)
(17,609,911)
Change in net unrealized appreciation (depreciation) on: Investments	(45,865,658)
Foreign currency	2,337
(45,863,321)
Net gain (loss)	(63,473,232)
Net increase (decrease) in net assets resulting from operations	$ (63,488,347)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (15,115)	$ (274,509)
Net realized gain (loss)	(17,609,911)	19,041,595
Net unrealized appreciation (depreciation)	(45,863,321)	2,725,297
Net increase (decrease) in net assets resulting from operations	(63,488,347)	21,492,383
Portfolio share transactions: Class A Proceeds from shares sold	4,037,835	10,492,529
Cost of shares redeemed	(35,554,956)	(42,815,094)
Net increase (decrease) in net assets from Class A share transactions	(31,517,121)	(32,322,565)
Class B Proceeds from shares sold	405,112	1,326,815
Cost of shares redeemed	(691,475)	(12,807,358)
Net increase (decrease) in net assets from Class B share transactions	(286,363)	(11,480,543)
Increase (decrease) in net assets	(95,291,831)	(22,310,725)
Net assets at beginning of period	156,486,118	178,796,843
Net assets at end of period (including accumulated net investment loss of $4,837 and $5,235, respectively)	$ 61,194,287	$ 156,486,118
Other Information
Class A Shares outstanding at beginning of period	14,290,167	17,575,288
Shares sold	484,042	994,111
Shares redeemed	(4,437,758)	(4,279,232)
Net increase (decrease) in Class A shares	(3,953,716)	(3,285,121)
Shares outstanding at end of period	10,336,451	14,290,167
Class B Shares outstanding at beginning of period	325,361	1,525,054
Shares sold	46,978	127,903
Shares redeemed	(82,171)	(1,327,596)
Net increase (decrease) in Class B shares	(35,193)	(1,199,693)
Shares outstanding at end of period	290,168	325,361

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.71	$ 9.37	$ 9.30	$ 9.01	$ 8.84
Income (loss) from investment operations: Net investment income (loss)[a]	(.00)*	(.02)	(.01)[c]	(.03)	.04
Net realized and unrealized gain (loss)	(4.95)	1.36	.08	.36	.13
Total from investment operations	(4.95)	1.34	.07	.33	.17
Less distributions from: Net investment income	—	—	—	(.04)	—
Net asset value, end of period	$ 5.76	$ 10.71	$ 9.37	$ 9.30	$ 9.01
Total Return (%)	(46.22)[b]	14.30	.75[c]	3.74	1.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	153	165	199	230
Ratio of expenses before expense reductions (%)	1.01	.91	.89	.86	.83
Ratio of expenses after expense redctions (%)	1.00	.91	.89	.86	.83
Ratio of net investment income (loss) (%)	(.01)	(.15)	(.12)[c]	(.36)	.43
Portfolio turnover rate (%)	71	91	49	135	112
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
* Amount is less than $0.005.

Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 10.53	$ 9.25	$ 9.21	$ 8.93	$ 8.80
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.05)	(.04)[c]	(.07)	.01
Net realized and unrealized gain (loss)	(4.86)	1.33	.08	.36	.12
Total from investment operations	(4.89)	1.28	.04	.29	.13
Less distributions from: Net investment income	—	—	—	(.01)	—
Net asset value, end of period	$ 5.64	$ 10.53	$ 9.25	$ 9.21	$ 8.93
Total Return (%)	(46.44)[b]	13.84	.43[c]	3.27	1.48[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	14	16	16
Ratio of expenses before expense reductions (%)	1.35	1.29	1.28	1.26	1.22
Ratio of expenses after expense reductions (%)	1.35	1.29	1.28	1.26	1.21
Ratio of net investment income (loss) (%)	(.35)	(.53)	(.51)[c]	(.76)	.05
Portfolio turnover rate (%)	71	91	49	135	112
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

Performance Summary December 31, 2008

DWS Turner Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The total annual portfolio operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.91% and 1.16% for Class A and Class B shares, respectively. Please see the Information About Your Portfolio's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Turner Mid Cap Growth VIP from 5/1/2001 to 12/31/2008
[] DWS Turner Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Yearly periods ended December 31
Comparative Results
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$5,051	$6,766	$8,396	$7,456
	Average annual total return	-49.49%	-12.21%	-3.44%	-3.76%
Russell Midcap Growth Index	Growth of $10,000	$5,568	$6,865	$8,887	$8,411
	Average annual total return	-44.32%	-11.79%	-2.33%	-2.23%
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$4,946	$6,573	$8,090	$10,836
	Average annual total return	-50.54%	-13.05%	-4.15%	1.24%
Russell Midcap Growth Index	Growth of $10,000	$5,568	$6,865	$8,887	$11,466
	Average annual total return	-44.32%	-11.79%	-2.33%	2.13%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.
** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 556.00	$ 541.70
Expenses Paid per $1,000*	$ 4.11	$ 4.84
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/08	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/08	$ 1,019.86	$ 1,018.85
Expenses Paid per $1,000*	$ 5.33	$ 6.34
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	1.05%	1.25%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2008

DWS Turner Mid Cap Growth VIP

Faced with one of the most challenging markets that many have not seen in their lifetimes, DWS Turner Mid Cap Growth VIP, which emphasizes earnings growth, returned -49.49% during the period ending December 31, 2008 (Class A shares, unadjusted for contract charges). This trailed the results of the Russell Midcap® Growth Index, the Portfolio's benchmark, which returned -44.32% for the same period. The Portfolio underperformed in part due to relative weak results in the consumer discretionary, health care and technology sectors. Alternatively, the financial services sector contributed the most to results, helped in part by our general avoidance of credit-sensitive companies.

The consumer discretionary sector continued to be an area of concern, as most consumer-sensitive industries (apparel, gaming, restaurants) detracted meaningfully from relative results. Guess? Inc., the apparel retailer and wholesaler, was negatively affected by a beaten-down retail environment and was forced to lower its outlook for 2008. Casino operator Wynn Resorts Ltd. fell substantially, as its Las Vegas casino/hotel could not overcome a cautious consumer faced with numerous recessionary forces.

The health care sector was the second-largest detractor for the year, and our stock selection contributed to the Portfolio's underperformance versus the benchmark. Shares in Charles River Labs*, a drug discovery and development company, fell during the holding period, as the economy was negatively impacting its core client base: biotech and major pharmaceutical companies. United Therapeutics Corp., a biotechnology company, traded lower on the news of a failed trial for its oral version of the blood pressure drug Remodulin.

As was the case in 2007, the financial services sector again played a pivotal role in the equity markets this past year and is largely responsible for the current economic condition. From a Portfolio perspective, our stance on avoiding credit-sensitive companies continues to be the key to the relative outperformance of the financial services sector of the Portfolio. Two areas of the sector that had a positive impact on performance were insurance brokers (AON Corp.) and savings banks (Hudson City Bancorp, Inc.).

Christopher K. McHugh Tara Hedlund Jason Schrotberger
Lead Manager Portfolio Managers, Turner Investment Partners, Inc., Subadvisor to the Portfolio

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* Not held in the Portfolio as of December 31, 2008.

Portfolio management market commentary is as of December 31, 2008, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/08	12/31/07

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/08	12/31/07

Consumer Discretionary	22%	11%
Information Technology	21%	23%
Industrials	13%	19%
Health Care	13%	12%
Financials	10%	9%
Energy	8%	12%
Materials	6%	5%
Consumer Staples	3%	4%
Telecommunication Services	2%	2%
Utilities	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 285. A complete list of the portfolio holdings of the portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2008

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 100.3%
Consumer Discretionary 21.7%
Diversified Consumer Services 2.8%
Apollo Group, Inc. "A"*	12,030	921,739
ITT Educational Services, Inc.* (a)	4,610	437,858
		1,359,597
Hotels Restaurants & Leisure 5.4%
Darden Restaurants, Inc.	13,980	393,956
WMS Industries, Inc.* (a)	24,675	663,758
Wynn Resorts Ltd.* (a)	16,340	690,528
Yum! Brands, Inc.	28,160	887,040
		2,635,282
Household Durables 3.0%
Pulte Homes, Inc. (a)	72,930	797,125
Toll Brothers, Inc.* (a)	30,500	653,615
		1,450,740
Media 0.8%
Cablevision Systems Corp. (New York Group) "A" (a)	22,000	370,480
Multiline Retail 2.5%
Dollar Tree, Inc.* (a)	7,860	328,548
Kohl's Corp.*	25,300	915,860
		1,244,408
Specialty Retail 5.9%
GameStop Corp. "A"*	27,850	603,231
Guess?, Inc.	32,860	504,401
Staples, Inc.	28,520	511,078
The Sherwin-Williams Co. (a)	10,700	639,325
Urban Outfitters, Inc.* (a)	39,860	597,103
		2,855,138
Textiles, Apparel & Luxury Goods 1.3%
Deckers Outdoor Corp.* (a)	7,860	627,778
Consumer Staples 3.2%
Beverages 0.6%
Hansen Natural Corp.*	9,320	312,500
Household Products 1.3%
Church & Dwight Co., Inc.	2,630	147,595
Clorox Co.	8,400	466,704
		614,299
Personal Products 1.3%
Alberto-Culver Co.	25,940	635,789
Energy 8.2%
Energy Equipment & Services 3.0%
Cameron International Corp.*	26,150	536,075
Dresser-Rand Group, Inc.*	21,650	373,463
Smith International, Inc.	24,350	557,371
		1,466,909
Oil, Gas & Consumable Fuels 5.2%
CONSOL Energy, Inc.	27,360	781,949
Goodrich Petroleum Corp.* (a)	17,560	525,922
Range Resources Corp.	16,234	558,287
Southwestern Energy Co.*	23,140	670,366
		2,536,524
	Shares	Value ($)

Financials 10.3%
Capital Markets 4.9%
BlackRock, Inc. (a)	2,140	287,081
Lazard Ltd. "A" (a)	19,020	565,655
Northern Trust Corp.	13,550	706,497
T. Rowe Price Group, Inc. (a)	23,500	832,840
		2,392,073
Diversified Financial Services 1.2%
IntercontinentalExchange, Inc.*	7,050	581,202
Insurance 2.0%
Aon Corp.	11,950	545,876
W.R. Berkley Corp.	14,820	459,420
		1,005,296
Thrifts & Mortgage Finance 2.2%
Hudson City Bancorp., Inc.	39,180	625,313
People's United Financial, Inc.	24,070	429,168
		1,054,481
Health Care 12.5%
Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.* (a)	17,380	628,982
Myriad Genetics, Inc.* (a)	6,170	408,824
United Therapeutics Corp.* (a)	5,610	350,906
		1,388,712
Health Care Equipment & Supplies 1.6%
DENTSPLY International, Inc. (a)	13,130	370,791
Intuitive Surgical, Inc.* (a)	3,070	389,859
		760,650
Health Care Providers & Services 5.4%
Aetna, Inc.	12,740	363,090
DaVita, Inc.*	9,700	480,829
Express Scripts, Inc.*	20,090	1,104,548
Henry Schein, Inc.* (a)	9,630	353,325
Omnicare, Inc.	11,200	310,912
		2,612,704
Life Sciences Tools & Services 1.8%
Covance, Inc.* (a)	7,380	339,701
Illumina, Inc.* (a)	21,400	557,470
		897,171
Pharmaceuticals 0.9%
Allergan, Inc.	10,880	438,682
Industrials 12.9%
Aerospace & Defense 1.1%
Precision Castparts Corp.	9,350	556,138
Air Freight & Logistics 1.5%
C.H. Robinson Worldwide, Inc.	13,110	721,443
Airlines 1.1%
Continental Airlines, Inc. "B"* (a)	28,510	514,891
Commercial Services & Supplies 3.4%
Clean Harbors, Inc.*	6,170	391,425
Covanta Holding Corp.* (a)	22,360	491,025
Stericycle, Inc.* (a)	14,550	757,764
		1,640,214
	Shares	Value ($)

Construction & Engineering 1.6%
Jacobs Engineering Group, Inc.*	7,930	381,433
Quanta Services, Inc.* (a)	20,500	405,900
		787,333
Electrical Equipment 1.5%
AMETEK, Inc.	13,780	416,294
First Solar, Inc.* (a)	2,270	313,169
		729,463
Professional Services 2.0%
FTI Consulting, Inc.* (a)	7,420	331,526
Robert Half International, Inc. (a)	30,600	637,092
		968,618
Road & Rail 0.7%
J.B. Hunt Transport Services, Inc. (a)	13,130	344,925
Information Technology 21.2%
Communications Equipment 4.0%
F5 Networks, Inc.* (a)	31,500	720,090
Juniper Networks, Inc.*	58,070	1,016,806
Polycom, Inc.*	15,640	211,296
		1,948,192
Computers & Peripherals 0.8%
SanDisk Corp.* (a)	37,570	360,672
Internet Software & Services 1.0%
Omniture, Inc.* (a)	28,500	303,240
VistaPrint Ltd.* (a)	10,830	201,546
		504,786
Semiconductors & Semiconductor Equipment 9.3%
Altera Corp. (a)	42,580	711,512
Atheros Communications* (a)	26,330	376,782
Broadcom Corp. "A"*	55,180	936,405
Cavium Networks, Inc.* (a)	25,400	266,954
KLA-Tencor Corp. (a)	23,960	522,088
Lam Research Corp.* (a)	33,290	708,411
PMC-Sierra, Inc.* (a)	91,200	443,232
Varian Semiconductor Equipment Associates, Inc.* (a)	31,320	567,519
		4,532,903
Software 6.1%
Activision Blizzard, Inc.*	61,860	534,471
Adobe Systems, Inc.*	15,810	336,595
Citrix Systems, Inc.*	21,020	495,441
	Shares	Value ($)

Intuit, Inc.*	18,960	451,058
McAfee, Inc.*	33,440	1,156,021
		2,973,586
Materials 5.7%
Chemicals 2.7%
Airgas, Inc. (a)	11,640	453,844
Ecolab, Inc.	15,050	529,007
Sigma-Aldrich Corp. (a)	7,900	333,696
		1,316,547
Construction Materials 0.8%
Martin Marietta Materials, Inc. (a)	4,020	390,262
Containers & Packaging 1.0%
Pactiv Corp.*	20,350	506,308
Metals & Mining 1.2%
Cliffs Natural Resources, Inc.	9,200	235,612
Compass Minerals International, Inc. (a)	5,700	334,362
		569,974
Telecommunication Services 2.4%
Wireless Telecommunication Services
American Tower Corp. "A"*	20,190	591,971
MetroPCS Communications, Inc.* (a)	38,040	564,894
		1,156,865
Utilities 2.2%
Electric Utilities 1.0%
PPL Corp.	17,020	522,344
Gas Utilities 1.2%
Questar Corp.	17,480	571,420
Total Common Stocks (Cost $57,490,443)		48,857,299

Securities Lending Collateral 28.1%
Daily Assets Fund Institutional, 1.69% (b) (c) (Cost $13,671,806)	13,671,806	13,671,806
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $71,162,249)+	128.4	62,529,105
Other Assets and Liabilities, Net	(28.4)	(13,836,700)
Net Assets	100.0	48,692,405
* Non-income producing security.
+ The cost for federal income tax purposes was $72,195,203. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $9,666,098. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,245,475 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,911,573.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $13,623,057, which is 28.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 62,529,105
Level 2	—
Level 3	—
Total	$ 62,529,105

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $57,490,443) — including $13,623,057 of securities loaned	$ 48,857,299
Investment in Daily Assets Fund Institutional (cost $13,671,806)*	13,671,806
Total investments, at value (cost $71,162,249)	62,529,105
Dividends receivable	25,366
Interest receivable	26,967
Other assets	2,905
Total assets	62,584,343
Liabilities
Payable upon return of securities loaned	13,671,806
Cash overdraft	47,692
Payable for Portfolio shares redeemed	8,249
Accrued management fee	32,328
Other accrued expenses and payables	131,863
Total liabilities	13,891,938
Net assets, at value	$ 48,692,405
Net Assets Consist of
Accumulated net investment loss	(5,550)
Net unrealized appreciation (depreciation) on investments	(8,633,144)
Accumulated net realized gain (loss)	(17,538,318)
Paid-in capital	74,869,417
Net assets, at value	$ 48,692,405
Class A Net Asset Value, offering and redemption price per share ($48,686,132 ÷ 9,629,198 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.06
Class B Net Asset Value, offering and redemption price per share ($6,273 ÷ 1,306 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.80
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,576)	$ 540,150
Interest — Cash Management QP Trust	36,830
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	277,363
Total Income	854,343
Expenses: Management fee	737,881
Administration fee	59,597
Services to shareholders	363
Custodian and accounting fees	36,384
Distribution service fee (Class B)	3,805
Record keeping fees (Class B)	1,485
Professional fees	68,759
Trustees' fees and expenses	34,451
Reports to shareholders and shareholder meeting	64,427
Other	11,034
Total expenses before expense reductions	1,018,186
Expense reductions	(22,326)
Total expenses after expense reductions	995,860
Net investment income (loss)	(141,517)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(17,418,447)
Change in net unrealized appreciation (depreciation) on investments	(43,114,819)
Net gain (loss)	(60,533,266)
Net increase (decrease) in net assets resulting from operations	$ (60,674,783)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (141,517)	$ (528,074)
Net realized gain (loss)	(17,418,447)	23,736,292
Change in net unrealized appreciation (depreciation)	(43,114,819)	7,277,206
Net increase (decrease) in net assets resulting from operations	(60,674,783)	30,485,424
Distributions to shareholders from: Net realized gains: Class A	(22,224,763)	(9,828,253)
Class B	(923,048)	(2,183,905)
Tax return of capital: Class A	(10,487)	—
Class B	(436)	—
Total distributions	(23,158,734)	(12,012,158)
Portfolio share transactions: Class A Proceeds from shares sold	13,243,891	17,681,217
Reinvestment of distributions	22,235,250	9,828,253
Cost of shares redeemed	(33,004,175)	(33,144,770)
Net increase (decrease) in net assets from Class A share transactions	2,474,966	(5,635,300)
Class B Proceeds from shares sold	232,736	706,509
Reinvestment of distributions	923,484	2,183,905
Cost of shares redeemed	(5,170,159)	(24,376,442)
Net increase (decrease) in net assets from Class B share transactions	(4,013,939)	(21,486,028)
Increase (decrease) in net assets	(85,372,490)	(8,648,062)
Net assets at beginning of period	134,064,895	142,712,957
Net assets at end of period (including accumulated net investment loss of $5,550 and $4,298, respectively)	$ 48,692,405	$ 134,064,895
Other Information
Class A Shares outstanding at beginning of period	10,261,710	10,696,292
Shares sold	1,439,377	1,504,234
Shares issued to shareholders in reinvestment of distributions	2,558,716	950,508
Shares redeemed	(4,630,605)	(2,889,324)
Net increase (decrease) in Class A shares	(632,512)	(434,582)
Shares outstanding at end of period	9,629,198	10,261,710
Class B Shares outstanding at beginning of period	432,386	2,410,110
Shares sold	21,851	61,336
Shares issued to shareholders in reinvestment of distributions	109,548	215,587
Shares redeemed	(562,479)	(2,254,647)
Net increase (decrease) in Class B shares	(431,080)	(1,977,724)
Shares outstanding at end of period	1,306	432,386

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.55	$ 10.92	$ 11.02	$ 9.86	$ 8.88
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.04)	(.01)	(.05)	(.07)
Net realized and unrealized gain (loss)	(5.28)	2.64	.77	1.21	1.05
Total from investment operations	(5.29)	2.60	.76	1.16	.98
Less distributions from: Net realized gains	(2.20)	(.97)	(.86)	—	—
Tax return of capital	(.00)*	—	—	—	—
Total distributions	(2.20)	(.97)	(.86)	—	—
Net asset value, end of period	$ 5.06	$ 12.55	$ 10.92	$ 11.02	$ 9.86
Total Return (%)	(49.49)[b]	25.75	6.52	11.76	11.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	129	117	122	118
Ratio of expenses before expense reductions (%)	1.03	.95	.97	1.11	1.19
Ratio of expenses after expense reductions (%)	1.00	.95	.97	1.11	1.19
Ratio of net investment income (loss) (%)	(.14)	(.36)	(.06)	(.56)	(.82)
Portfolio turnover rate (%)	156	133	148	151	174
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class B Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 12.26	$ 10.73	$ 10.88	$ 9.78	$ 8.84
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.08)	(.05)	(.09)	(.10)
Net realized and unrealized gain (loss)	(5.19)	2.58	.76	1.19	1.04
Total from investment operations	(5.26)	2.50	.71	1.10	.94
Less distributions from: Net realized gains	(2.20)	(.97)	(.86)	—	—
Tax return of capital	(.00)*	—	—	—	—
Total distributions	(2.20)	(.97)	(.86)	—	—
Net asset value, end of period	$ 4.80	$ 12.26	$ 10.73	$ 10.88	$ 9.78
Total Return (%)	(50.54)[b]	25.13	6.21	11.25[b]	10.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01	5	26	27	23
Ratio of expenses before expense reductions (%)	1.45	1.34	1.37	1.51	1.56
Ratio of expenses after expense reductions (%)	1.42	1.34	1.37	1.48	1.56
Ratio of net investment income (loss) (%)	(.55)	(.75)	(.46)	(.93)	(1.19)
Portfolio turnover rate (%)	156	133	148	151	174
[a] Based on an average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Trust offers twenty-one portfolios (hereinafter referred to individually as "Portfolio" or collectively as "Portfolios"), including three portfolios that invest primarily in existing DWS Portfolios and DWS Funds ("Underlying Portfolios") and non-affiliated investment management companies (e.g., Exchange Traded Funds). Each Portfolio (except DWS Technology VIP) is classified as a diversified open-end management investment company. DWS Technology VIP is classified as a non-diversified, open-end management investment company. Each Underlying Portfolio's accounting policies and investment holdings are outlined in the Underlying Portfolio's financials statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares), except DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, which offer Class B shares only. Effective July 31, 2008, Class B shares of DWS Janus Growth & Income VIP were liquidated. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in securities are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange on which the ETFs are traded most extensively. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. Certain Portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Each Portfolio adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of each Portfolio's fiscal year. FAS 157 establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of each Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including each Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The aggregate value by input level, as of December 31, 2008, for each Portfolio's investments, as well as a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining value, is included at the end of each Portfolio's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby each Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claim on the collateral may be subject to legal proceedings.

Securities Lending. Each Portfolio, except DWS Money Market VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Interest Rate Swap Contracts. DWS Balanced VIP and DWS Strategic Income VIP may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Portfolio's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Portfolio agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Portfolio a variable rate payment, or the Portfolio agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Portfolio a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may buy or sell credit default swap contracts to seek to increase the Portfolio's income, to add leverage to the portfolio, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Portfolio securities. As a seller in the credit default swap contract, the Portfolio is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Portfolio. In return, the Portfolio receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio keeps the stream of payments with no payment obligations. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Portfolio functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk — that the seller may fail to satisfy its payment obligations to the Portfolio with the occurrence of a credit event. When the Portfolio sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Portfolio.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Portfolio is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Portfolio is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Portfolio receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

The Portfolio adopted FASB Staff Position (FSP) FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No.133 and FASB Interpretation No. 45", effective November 30, 2008. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the undiscounted maximum potential amount of future payments the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.

The amendments to FIN 45 require additional disclosure about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period in this note and at the end of the Portfolio's Investment Portfolio.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. DWS Strategic Income VIP may enter into total return swap transactions to hedge against market and interest rate risk or to enhance returns. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. Payments received or made at the end of each measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, except for DWS Money Market VIP, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Portfolio, except for DWS Money Market VIP, may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes. DWS Balanced VIP and DWS Strategic Income VIP may also enter into futures contracts as part of each Portfolio's global tactical asset allocation strategy.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Portfolio, except for DWS Money Market VIP, may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. DWS Balanced VIP and DWS Strategic Income VIP may enter into forward currency contracts as part of each Portfolio's global tactical asset allocation strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations and Assignments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Portfolio invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Balanced VIP may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP, DWS High Income VIP and DWS Strategic Income VIP may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolios enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place. At the time the Portfolios enter into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Portfolios' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Portfolios will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2008, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date	Capital Loss Carryforward Utilized ($)	Capital Loss Carryforward Expired ($)
DWS Balanced VIP	1,789,000	12/31/2010	—	—
	1,366,000	12/31/2011	—	—
	21,426,000	12/31/2016	—	—
DWS Blue Chip VIP	26,695,000	12/31/2016	—	—
DWS Core Fixed Income VIP	3,813,000	12/31/2014	—	—
	50,000	12/31/2015	—	—
	6,143,000	12/31/2016	—	—
DWS Dreman High Return Equity VIP	68,443,000	12/31/2016	—	—
DWS Dreman Small Mid Cap Value VIP	40,231,000	12/31/2016	—	—
DWS Global Thematic VIP	42,028,000	12/31/2016	—	—
DWS Government & Agency Securities VIP	930,000	12/31/2014	421,000	—
	924,000	12/31/2015	—	—
DWS High Income VIP	22,935,000	12/31/2009	—	16,113,000
	55,108,000	12/31/2010	—	—
	13,877,000	12/31/2011	—	—
	3,844,000	12/31/2014	—	—
	858,000	12/31/2015	—	—
	17,301,000	12/31/2016	—	—
DWS International Select Equity VIP	32,933,000	12/31/2016	—	—
DWS Janus Growth & Income VIP	8,636,000	12/31/2016	—	—
DWS Large Cap Value VIP	17,185,000	12/31/2016	—	—
DWS Mid Cap Growth VIP	20,154,000	12/31/2011	—	—
	936,000	12/31/2016	—	—
DWS Small Cap Growth VIP	11,291,000	12/31/2009	—	—
	71,888,000	12/31/2010	—	—
	4,155,000	12/31/2011	—	—
	8,113,000	12/31/2016	—	—
DWS Strategic Income VIP	1,611,000	12/31/2016	—	—
DWS Technology VIP	73,057,000	12/31/2009	—	—
	93,499,000	12/31/2010	—	—
	71,516,000	12/31/2011	—	—
	13,148,000	12/31/2016	—	—
DWS Turner Mid Cap Growth VIP	6,753,000	12/31/2016	—	—

In addition, from November 1, 2008 through December 31, 2008, the following Portfolios incurred net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

Portfolio
DWS Balanced VIP	$ 20,377,000
DWS Blue Chip VIP	12,172,000
DWS Conservative Allocation VIP	244,000
DWS Core Fixed Income VIP	14,342,000
DWS Davis Venture Value VIP	1,077,000
DWS Dreman High Return Equity VIP	78,628,000
DWS Dreman Small Mid Cap Value VIP	22,331,000
DWS Global Thematic VIP	12,260,000
DWS Government & Agency Securities VIP	4,625,000
DWS Growth Allocation VIP	575,000
DWS High Income VIP	6,542,000
DWS International Select Equity VIP	15,109,000
DWS Janus Growth & Income VIP	7,200,000
DWS Large Cap Value VIP	8,279,000
DWS Mid Cap Growth VIP	3,503,000
DWS Moderate Allocation VIP	265,000
DWS Small Cap Growth VIP	14,538,000
DWS Strategic Income VIP	1,428,000
DWS Technology VIP	6,328,000
DWS Turner Mid Cap Growth VIP	9,753,000

The Portfolios have reviewed the tax positions for the open tax years as of December 31, 2008 and have determined that no provision for income tax is required in the Portfolios' financial statements. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, for each Portfolio, except DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. Net investment income of DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly. DWS Money Market VIP may take into account capital gains and losses in its daily dividend declarations. DWS Money Market VIP may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, investments in foreign denominated investments, investments in forward foreign currency exchange contracts, investments in futures, income received from Passive Foreign Investment Companies and Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2008, the Portfolios' components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Unrealized Appreciation (Depreciation) on Investments ($)
DWS Balanced VIP	11,623,050	—	(24,581,000)	(51,362,547)
DWS Blue Chip VIP	1,995,128	—	(26,695,000)	(34,966,453)
DWS Conservative Allocation VIP	1,035,788	181,442	—	(4,269,609)
DWS Core Fixed Income VIP	11,325,686	—	(10,006,000)	(34,741,950)
DWS Davis Venture Value VIP	2,441,329	11,752,162	—	(6,713,748)
DWS Dreman High Return Equity VIP	12,689,174	—	(68,443,000)	(37,565,747)
DWS Dreman Small Mid Cap Value VIP	4,331,470	—	(40,231,000)	(85,237,785)
DWS Global Thematic VIP	929,329	—	(42,028,000)	(22,227,008)
DWS Government & Agency Securities VIP	9,857,609	—	(1,854,000)	4,584,630
DWS Growth Allocation VIP	1,565,273	1,657,565	—	(11,898,247)
DWS High Income VIP	18,558,806	—	(113,923,000)	(64,273,900)
DWS International Select Equity VIP	5,138,636	—	(32,933,000)	(23,858,882)
DWS Janus Growth & Income VIP	1,300,772	—	(8,636,000)	(16,250,821)
DWS Large Cap Value VIP	2,810,754	—	(17,185,000)	(22,320,016)
DWS Mid Cap Growth VIP	—	—	(21,090,000)	(5,617,128)
DWS Moderate Allocation VIP	2,008,897	745,862	—	(11,390,828)
DWS Small Cap Growth VIP	—	—	(95,447,000)	(25,059,121)
DWS Strategic Income VIP	3,657,462	—	(1,611,000)	(8,970,305)
DWS Technology VIP	—	—	(251,220,000)	(23,491,040)
DWS Turner Mid Cap Growth VIP	—	—	(6,753,000)	(9,666,098)

In addition, the tax character of distributions paid by the Portfolios is summarized as follows:

	Distributions from ordinary income ($)*		Distributions from long-term capital gains ($)		Tax return of capital ($)
	Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
Portfolio	2008	2007	2008	2007	2008	2007
DWS Balanced VIP	17,874,817	19,822,898	—	—	—	—
DWS Blue Chip VIP	22,693,300	29,126,324	18,303,778	14,583,277	—	—
DWS Conservative Allocation VIP	1,973,217	1,232,404	3,209,268	1,555,295	—	—
DWS Core Fixed Income VIP	16,737,934	15,592,450	—	—	—	—
DWS Davis Venture Value VIP	7,868,190	2,795,861	31,468,257	5,303,652	—	—
DWS Dreman High Return Equity VIP	45,076,905	15,617,453	96,459,670	9,463,569	—	—
DWS Dreman Small Mid Cap Value VIP	41,897,747	29,285,554	134,320,787	68,746,041	—	—
DWS Global Thematic VIP	21,140,061	14,911,083	19,678,184	12,511,360	—	—
DWS Government & Agency Securities VIP	10,257,168	11,682,544	—	—	—	—
DWS Growth Allocation VIP	1,425,082	5,836,849	5,812,496	8,822,145	—	—
DWS High Income VIP	24,630,815	28,464,473	—	—	—	—
DWS International Select Equity VIP	31,101,295	11,746,411	29,324,473	24,138,562	—	—
DWS Janus Growth & Income VIP	1,526,587	1,145,877	11,064,755	—	—	—
DWS Large Cap Value VIP	16,375,766	7,889,590	40,280,218	8,775,628	—	—
DWS Moderate Allocation VIP	1,368,162	3,978,433	3,933,731	6,522,877	—	—
DWS Money Market VIP	10,231,661	17,550,147	—	—	—	—
DWS Strategic Income VIP	7,058,174	6,882,054	908,461	—	—	—
DWS Turner Mid Cap Growth VIP	5,018,188	—	18,129,623	12,012,158	10,923	—
* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Trust expenses are allocated between each Portfolio in proportion to its relative net assets.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been made. However, based on experience, the Portfolios expect the risk of loss to be remote.

Real Estate Investment Trusts. DWS Balanced VIP and DWS Dreman Small Mid Cap Value VIP periodically recharacterize distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Portfolios distinguish between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for each Portfolio, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios and non-affiliated investment management companies are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the year ended December 31, 2008, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Balanced VIP excluding US Treasury Obligations	813,891,432	883,115,897
US Treasury Obligations	250,216,900	254,136,016
DWS Blue Chip VIP	224,979,664	283,841,847
DWS Conservative Allocation VIP	11,133,264	8,709,336
DWS Core Fixed Income VIP excluding US Treasury Obligations	110,882,243	138,529,428
US Treasury Obligations	341,692,001	368,373,444
DWS Davis Venture Value VIP	40,237,723	127,433,637
DWS Dreman High Return Equity VIP	165,789,364	344,342,570
DWS Dreman Small Mid Cap Value VIP	185,488,147	262,937,061
DWS Global Thematic VIP	271,826,694	292,124,323
DWS Government & Agency Securities VIP excluding US Treasury Obligations	1,274,131,660	1,282,924,652
US Treasury Obligations	60,202,794	54,014,477
DWS Growth Allocation VIP	14,243,444	11,969,882
DWS High Income VIP	75,675,370	116,290,066
DWS International Select Equity VIP	231,765,481	270,812,787
DWS Janus Growth & Income VIP excluding US Treasury Obligations	67,764,101	107,157,122
US Treasury Obligations	6,019,069	—
DWS Large Cap Value VIP	173,390,197	193,408,495
DWS Mid Cap Growth VIP	29,333,339	41,619,618
DWS Moderate Allocation VIP	22,445,725	17,792,893
DWS Small Cap Growth VIP	82,223,324	113,783,168
DWS Strategic Income VIP excluding US Treasury Obligations	119,878,953	118,622,071
US Treasury Obligations	88,088,711	100,086,294
DWS Technology VIP	75,845,500	108,429,050
DWS Turner Mid Cap Growth VIP	153,306,708	178,375,782

For the year ended December 31, 2008, transactions for written options on interest rate swaps were as follows for DWS Strategic Income VIP:

	Contract Amount	Premiums
Outstanding, beginning of period	—	$ —
Options written	12,000,000	70,950
Outstanding, end of period	12,000,000	$ 70,950

For the year ended December 31, 2008, transactions for written options on securities were as follows for DWS Technology VIP:

	Number of Contracts	Premiums
Outstanding, beginning of period	—	$ —
Options written	2,161	225,556
Options closed	(557)	(66,840)
Options expired	(1,604)	(158,716)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Portfolio or delegates such responsibility to each Portfolio's subadvisor.

Prior to May 1, 2008, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from January 1, 2008 through April 30, 2008, the fees pursuant to the Investment Management Agreement were equivalent to the annual rates shown below of each Portfolio's average daily net assets, computed and accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Balanced VIP $0-$250 million	.470%
next $750 million	.445%
over $1 billion	.410%
DWS Blue Chip VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.510%
over $12.5 billion	.490%
DWS Conservative Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Core Fixed Income VIP $0-$250 million	.600%
next $750 million	.570%
next $1.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
over $12.5 billion	.440%
DWS Davis Venture Value VIP $0-$250 million	.950%
next $250 million	.925%
next $500 million	.900%
next $1.5 billion	.875%
over $2.5 billion	.850%
DWS Dreman High Return Equity VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Global Thematic VIP $0-$250 million	1.000%
next $500 million	.950%
next $750 million	.900%
next $1.5 billion	.850%
over $3 billion	.800%
DWS Government & Agency Securities VIP $0-$250 million	.550%
next $750 million	.530%
next $1.5 billion	.510%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
next $2.5 billion	.440%
over $12.5 billion	.420%
DWS Growth Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS High Income VIP $0-$250 million	.600%
next $750 million	.570%
next $1.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
over $12.5 billion	.440%
DWS International Select Equity VIP $0-$1.5 billion	.750%
next $1.75 billion	.735%
next $1.75 billion	.720%
over $5 billion	.705%
DWS Janus Growth & Income VIP $0-$250 million	.750%
next $750 million	.725%
next $1.5 billion	.700%
over $2.5 billion	.675%
DWS Mid Cap Growth VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Moderate Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Money Market VIP $0-$500 million	.385%
next $500 million	.370%
next $1.0 billion	.355%
over $2.0 billion	.340%
DWS Small Cap Growth VIP $0-$250 million	.650%
next $750 million	.625%
over $1 billion	.600%
DWS Strategic Income VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.510%
over $12.5 billion	.490%
DWS Technology VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Turner Mid Cap Growth VIP $0-$250 million	.800%
next $250 million	.785%
next $500 million	.770%
over $1 billion	.755%

Effective May 1, 2008, under the Amended and Restated Investment Management Agreement with the Advisor, the fees are equivalent to the annual rates shown below of each Portfolio's average daily net assets, computed and accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Balanced VIP $0-$250 million	.370%
next $750 million	.345%
over $1 billion	.310%
DWS Blue Chip VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Conservative Allocation VIP $0-$500 million	.065%
next $500 million	.055%
next $500 million	.045%
next $1 billion	.035%
over $2.5 billion	.025%
DWS Core Fixed Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS Davis Venture Value VIP $0-$250 million	.865%
next $250 million	.840%
next $500 million	.815%
next $1.5 billion	.790%
over $2.5 billion	.765%
DWS Dreman High Return Equity VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.540%
next $2.5 billion	.530%
over $12.5 billion	.520%
DWS Global Thematic VIP $0-$250 million	.915%
next $500 million	.865%
next $750 million	.815%
next $1.5 billion	.765%
over $3 billion	.715%
DWS Government & Agency Securities VIP $0-$250 million	.450%
next $750 million	.430%
next $1.5 billion	.410%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
next $2.5 billion	.340%
over $12.5 billion	.320%
DWS Growth Allocation VIP $0-$500 million	.065%
next $500 million	.055%
next $500 million	.045%
next $1 billion	.035%
over $2.5 billion	.025%
DWS High Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS International Select Equity VIP $0-$1.5 billion	.650%
next $1.75 billion	.635%
next $1.75 billion	.620%
over $5 billion	.605%
DWS Janus Growth & Income VIP $0-$250 million	.665%
next $750 million	.640%
next $1.5 billion	.615%
over $2.5 billion	.590%
DWS Mid Cap Growth VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Moderate Allocation VIP $0-$500 million	.065%
next $500 million	.055%
next $500 million	.045%
next $1 billion	.035%
over $2.5 billion	.025%
DWS Money Market VIP $0-$500 million	.285%
next $500 million	.270%
next $1.0 billion	.255%
over $2.0 billion	.240%
DWS Small Cap Growth VIP $0-$250 million	.550%
next $750 million	.525%
over $1 billion	.500%
DWS Strategic Income VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Technology VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Turner Mid Cap Growth VIP $0-$250 million	.715%
next $250 million	.700%
next $500 million	.685%
over $1 billion	.670%

The fee pursuant to the Investment Management Agreement is equivalent to the annual rates shown below of DWS Large Cap Value VIP's average daily net assets, accrued daily and payable monthly:

Annual Management Fee Rate
$0-$250 million	.650%
next $750 million	.625%
next $1.5 billion	.600%
next $2.5 billion	.575%
next $2.5 billion	.550%
next $2.5 billion	.525%
next $2.5 billion	.500%
over $12.5 billion	.475%

Aberdeen Asset Management Inc. ("AAMI") serves as subadvisor to DWS Core Fixed Income VIP and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as subadvisor to DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP and is paid by the Advisor for its services.

Janus Capital Management, LLC serves as subadvisor to DWS Janus Growth & Income VIP and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as subadvisor to DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as subadvisor to DWS Davis Venture Value VIP and is paid by the Advisor for its services.

Deutsche Asset Management International GmbH ("DeAMi") serves as subadvisor to DWS Large Cap Value VIP and is paid by the Advisor for its services.

For the year ended December 31, 2008, the Advisor has agreed to waive 0.05% of the monthly management fee based on average daily net assets of Class B of DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP.

For the period from January 1, 2008 through April 30, 2008, the Advisor had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Balanced VIP Class A	.51%
Class B	.89%
DWS Davis Venture Value VIP Class A	.86%
Class B	1.26%
DWS Government & Agency Securities VIP Class A	.63%
DWS Small Cap Growth VIP Class A	.72%
Class B	1.09%

For the period from January 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Conservative Allocation VIP Class B	.70%
DWS Core Fixed Income VIP Class A	.70%
DWS Government & Agency Securities VIP
Class B	1.04%
DWS Growth Allocation VIP Class B	.70%
DWS Moderate Allocation VIP Class B	.70%
DWS Strategic Income VIP Class A	.83%
Class B	1.23%
DWS Turner Mid Cap Growth VIP Class A	.94%
Class B	1.34%

For the period from January 1, 2008 through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Global Thematic VIP Class A	1.05%
Class B	1.45%
DWS Mid Cap Growth VIP Class A	.94%

For the period from January 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of the class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Mid Cap Growth VIP Class B	1.34%

For the period from January 1, 2008 through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Portfolio	Annual Rate
DWS Dreman High Return Equity VIP Class A	.78%
Class B	1.11%
DWS Money Market VIP Class A	.44%
Class B	.79%

For the period from April 28, 2008 through July 31, 2008, the Advisor had voluntarily agreed to waive its fee or and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of the class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Portfolio Annual Rate
DWS Janus Growth & Income VIP Class B	1.15%

For the period from May 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Davis Venture Value VIP Class A	.89%
Class B	1.29%
DWS Government & Agency Securities VIP
Class A	.64%

For the period from May 1, 2008 through September 30, 2008, the Advisor had voluntarily agreed to waive their fees or and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of the class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Small Cap Growth VIP Class B	1.09%

For the period from October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its fee and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) as follows:

Portfolio	Annual Rate
DWS Balanced VIP
Class B	1.22%
DWS Blue Chip VIP
Class B	1.25%
DWS Conservative Allocation VIP
Class B	.62%
DWS Davis Venture Value VIP Class A	.88%
Class B	1.28%
DWS Government & Agency Securities VIP Class A	.65%
Class B	1.05%
DWS Growth Allocation VIP
Class B	.63%
DWS High Income VIP
Class B	1.18%
DWS International Select Equity VIP
Class B	1.40%
DWS Janus Growth & Income VIP
Class A	.86%
DWS Large Cap Value VIP
Class B	1.25%
DWS Moderate Allocation VIP
Class B	.62%
DWS Small Cap Growth VIP
Class B	1.41%
DWS Strategic Income VIP Class A	.82%
Class B	1.22%
DWS Technology VIP
Class B	1.48%
DWS Turner Mid Cap Growth VIP
Class B	1.34%

Accordingly, for the year ended December 31, 2008, the total management fees charged, management fees waived and effective management fees are as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Balanced VIP	1,716,044	48,022.39%
DWS Blue Chip VIP	1,059,617	—	.59%
DWS Conservative Allocation VIP	15,317	15,317.00%
DWS Core Fixed Income VIP	1,158,767	—	.54%
DWS Davis Venture Value VIP	2,136,001	377,471.74%
DWS Dreman High Return Equity VIP	3,949,911	—	.68%
DWS Dreman Small Mid Cap Value VIP	2,646,998	—	.68%
DWS Global Thematic VIP	1,138,988	441,223.58%
DWS Government & Agency Securities VIP	1,045,390	9,385.48%
DWS Growth Allocation VIP	26,040	13,477.05%
DWS High Income VIP	1,139,273	—	.54%
DWS International Select Equity VIP	1,244,991	—	.69%
DWS Janus Growth & Income VIP	897,800	—	.70%
DWS Large Cap Value VIP	1,214,541	—	.65%
DWS Mid Cap Growth VIP	252,379	51,613.56%
DWS Moderate Allocation VIP	30,022	15,508.05%
DWS Money Market VIP	1,247,502	74,810.30%
DWS Small Cap Growth VIP	733,616	29,376.57%
DWS Strategic Income VIP	578,416	12,958.57%
DWS Technology VIP	762,698	—	.70%
DWS Turner Mid Cap Growth VIP	737,881	16,056.73%

In addition, for the year ended December 31, 2008, the Advisor waived record keeping expenses of Class B shares of each Portfolio as follows:

Portfolio	Waived ($)
DWS Conservative Allocation VIP	16,607
DWS Dreman High Return Equity VIP	2,522
DWS Growth Allocation VIP	28,321
DWS Large Cap Value VIP	94
DWS Moderate Allocation VIP	32,491
DWS Money Market VIP	129
DWS Small Cap Growth VIP	468

In addition, for the year ended December 31, 2008, the Advisor waived $3,955 of other expenses for DWS Conservative Allocation VIP.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to DWS Large Cap Value VIP. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee ("Administration Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2008, DIMA received an Administration Fee of $186,852, of which $9,823 is unpaid.

Effective May 1, 2008, the Portfolios noted below entered into an Administrative Services Agreement with DIMA, pursuant to which the Advisor provides most administrative services to the Portfolios. For all services provided under the Administrative Services Agreement, the Portfolios pay DIMA an annual fee ("Administration Fee") of 0.10% of the Portfolios' average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 through December 31, 2008, the Administration Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2008 ($)
DWS Balanced VIP	267,755	—	25,322
DWS Blue Chip VIP	105,793	—	8,763
DWS Conservative Allocation VIP	10,198	10,198	—
DWS Core Fixed Income VIP	129,626	—	12,210
DWS Davis Venture Value VIP	140,451	—	11,062
DWS Dreman High Return Equity VIP	331,580	—	25,687
DWS Dreman Small Mid Cap Value VIP	244,036	—	19,791
DWS Global Thematic VIP	72,094	—	5,163
DWS Government & Agency Securities VIP	143,349	—	18,783
DWS Growth Allocation VIP	16,931	—	1,613
DWS High Income VIP	131,305	—	11,897
DWS International Select Equity VIP	105,669	—	7,530
DWS Janus Growth & Income VIP	76,972	—	5,967
DWS Mid Cap Growth VIP	21,460	—	1,508
DWS Moderate Allocation VIP	19,414	—	1,881
DWS Money Market VIP	263,770	—	35,124
DWS Small Cap Growth VIP	74,373	—	5,571
DWS Strategic Income VIP	62,261	—	6,079
DWS Technology VIP	66,748	—	5,183
DWS Turner Mid Cap Growth VIP	59,597	—	4,070

Service Provider Fees. DWS Investments Fund Accounting Corporation ("DIFA"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. DIFA receives no fee for its services to each Portfolio, other than the Portfolios noted below. In turn, DIFA has delegated certain fund accounting functions to a third-party service provider. Effective May 1, 2008, these fees are now paid under the Administrative Services Agreement. For the period from January 1, 2008 through April 30, 2008, DIFA received a fee for its services as follows:

Portfolio	Total Aggregated ($)
DWS Conservative Allocation VIP	13,737
DWS Davis Venture Value VIP	37,943
DWS Dreman High Return Equity VIP	40,370
DWS Growth Allocation VIP	13,664
DWS Global Thematic VIP	69,550
DWS Janus Growth & Income VIP	25,585
DWS Mid Cap Growth VIP	20,790
DWS Moderate Allocation VIP	13,852
DWS Technology VIP	21,129
DWS Turner Mid Cap Growth VIP	22,504

DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Portfolio. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. For the year ended December 31, 2008, the amounts charged to each Portfolio by DISC were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2008 ($)
DWS Balanced VIP Class A	221	221	—
DWS Balanced VIP Class B	47	—	7
DWS Blue Chip VIP Class A	361	—	73
DWS Blue Chip VIP Class B	22	—	3
DWS Conservative Allocation VIP Class B	48	48	—
DWS Core Fixed Income VIP Class A	259	—	116
DWS Core Fixed Income VIP Class B	82	—	13
DWS Davis Venture Value VIP Class A	163	163	—
DWS Davis Venture Value VIP Class B	26	—	26
DWS Dreman High Return Equity VIP Class A	604	—	129
DWS Dreman High Return Equity VIP Class B	243	243	—
DWS Dreman Small Mid Cap Value VIP Class A	706	—	155
DWS Dreman Small Mid Cap Value VIP Class B	289	—	72
DWS Global Thematic VIP Class A	488	488	—
DWS Global Thematic VIP Class B	112	—	25
DWS Government & Agency Securities VIP Class A	552	552	—
DWS Government & Agency Securities VIP Class B	71	—	17
DWS Growth Allocation VIP Class B	48	48	—
DWS High Income VIP Class A	399	—	91
DWS High Income VIP Class B	33	—	7
DWS International Select Equity VIP Class A	152	—	45
DWS International Select Equity VIP Class B	23	—	6
DWS Janus Growth & Income VIP Class A	163	—	42
DWS Janus Growth & Income VIP Class B	40	10	6
DWS Large Cap Value VIP Class A	312	—	—
DWS Large Cap Value VIP Class B	60	60	—
DWS Mid Cap Growth VIP Class A	208	208	—
DWS Mid Cap Growth VIP Class B	26	—	7
DWS Moderate Allocation VIP Class B	48	48	—
DWS Money Market VIP Class A	711	711	—
DWS Money Market VIP Class B	52	52	—
DWS Small Cap Growth VIP Class A	387	151	236
DWS Small Cap Growth VIP Class B	—	—	—
DWS Strategic Income VIP Class A	147	—	147
DWS Strategic Income VIP Class B	38	6	6
DWS Technology VIP Class A	233	—	59
DWS Technology VIP Class B	142	—	37
DWS Turner Mid Cap Growth VIP Class A	93	93	—
DWS Turner Mid Cap Growth VIP Class B	41	—	6

Distribution Service Agreement. Under the Portfolios' Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") receives a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2008, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2008 ($)
DWS Balanced VIP	5,567	—	—
DWS Blue Chip VIP	8,244	—	188
DWS Conservative Allocation VIP	39,976	39,976	—
DWS Core Fixed Income VIP	126,837	—	6,729
DWS Davis Venture Value VIP	17,012	—	454
DWS Dreman High Return Equity VIP	31,412	—	431
DWS Dreman Small Mid Cap Value VIP	83,016	—	4,823
DWS Global Thematic VIP	17,747	—	827
DWS Government & Agency Securities VIP	18,374	—	1,739
DWS Growth Allocation VIP	67,386	33,153	—
DWS High Income VIP	8,000	—	34
DWS International Select Equity VIP	11,230	—	20
DWS Janus Growth & Income VIP	3,511	—	—
DWS Large Cap Value VIP	6,151	—	—
DWS Mid Cap Growth VIP	1,412	—	4
DWS Moderate Allocation VIP	77,539	25,955	—
DWS Money Market VIP	10,318	255	—
DWS Small Cap Growth VIP	4,740	1	125
DWS Strategic Income VIP	7,116	—	—
DWS Technology VIP	6,303	—	329
DWS Turner Mid Cap Growth VIP	3,805	—	139

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to each Portfolio. For the year ended December 31, 2008, the amount charged to each Portfolio by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" was as follows:

Portfolio	Amount ($)	Unpaid at December 31, 2008 ($)
DWS Balanced VIP	9,085	2,627
DWS Blue Chip VIP	7,848	2,198
DWS Conservative Allocation VIP	6,654	1,794
DWS Core Fixed Income VIP	9,615	2,794
DWS Davis Venture Value VIP	7,271	1,707
DWS Dreman High Return Equity VIP	8,655	2,932
DWS Dreman Small Mid Cap Value VIP	9,568	2,764
DWS Global Thematic VIP	9,231	4,038
DWS Government & Agency Securities VIP	11,181	4,835
DWS Growth Allocation VIP	7,064	2,239
DWS High Income VIP	7,418	2,270
DWS International Select Equity VIP	6,038	1,896
DWS Janus Growth & Income VIP	4,627	3,720
DWS Large Cap Value VIP	13,957	2,999
DWS Mid Cap Growth VIP	7,548	2,319
DWS Moderate Allocation VIP	7,067	2,240
DWS Money Market VIP	10,512	3,096
DWS Small Cap Growth VIP	4,350	3,044
DWS Strategic Income VIP	2,888	2,578
DWS Technology VIP	7,767	2,253
DWS Turner Mid Cap Growth VIP	8,870	2,802

Trustees' Fees and Expenses. The Portfolios paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Portfolios for the cost of this benefit. During the period ended December 31, 2008, each Portfolio paid its allocated portion, as follows, of the retirement benefit to the non-continuing Independent Board Members, and each Portfolio was reimbursed by DIMA for this payment.

Portfolio	Amount ($)
DWS Balanced VIP	24,750
DWS Blue Chip VIP	11,186
DWS Conservative Allocation VIP	862
DWS Core Fixed Income VIP	12,990
DWS Davis Venture Value VIP	14,728
DWS Dreman High Return Equity VIP	37,816
DWS Dreman Small Mid Cap Value VIP	22,361
DWS Global Thematic VIP	7,091
DWS Government & Agency Securities VIP	10,950
DWS Growth Allocation VIP	1,514
DWS High Income VIP	11,933
DWS International Select Equity VIP	11,048
DWS Janus Growth & Income VIP	7,668
DWS Large Cap Value VIP	10,691
DWS Mid Cap Growth VIP	2,216
DWS Moderate Allocation VIP	1,769
DWS Money Market VIP	19,388
DWS Small Cap Growth VIP	7,592
DWS Strategic Income VIP	5,355
DWS Technology VIP	6,311
DWS Turner Mid Cap Growth VIP	5,807

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

The Portfolios have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expenses. During the year ended December 31, 2008, the Portfolios' custodian fee was reduced under the arrangement as follows:

Portfolio	Amount ($)
DWS Balanced VIP	4,543
DWS Blue Chip VIP	52
DWS Core Fixed Income VIP	890
DWS Davis Venture Value VIP	337
DWS Dreman High Return Equity VIP	794
DWS Dreman Small Mid Cap Value VIP	706
DWS Government & Agency Securities VIP	182
DWS High Income VIP	2,091
DWS Janus Growth & Income VIP	295
DWS Large Cap Value VIP	519
DWS Mid Cap Growth VIP	68
DWS Money Market VIP	654
DWS Small Cap Growth VIP	158
DWS Strategic Income VIP	1,449
DWS Technology VIP	74
DWS Turner Mid Cap Growth VIP	370

G. Ownership of the Portfolios

At December 31, 2008, the beneficial ownership in each Portfolio was as follows:

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 23% and 16%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58% and 36%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Conservative Allocation VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 38% and 12%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Davis Venture Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 74% and 23%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Dreman High Return Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 62% and 27%. Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 27%, 21%, 14% and 12%.

DWS Dreman Small Mid Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49%, 25% and 13%. Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 40%, 17%, 17% and 11%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 65% and 30%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 37% and 14%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 97%.

DWS Growth Allocation VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 34%, 30% and 29%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS International Select Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49%, 26% and 25%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Janus Growth & Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 70% and 29%.

DWS Large Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 29% and 17%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 77% and 23%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63% and 35%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Moderate Allocation VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 20% and 12%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 46%, 24% and 24%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 64% and 34%. One Participating Insurance Company was the owner of record of 10% or more of the outstanding Class B shares of the Portfolio, owning 100%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 59% and 34%. One Participating Insurance Company was the owner of record of 10% or more of the outstanding Class B shares of the Portfolio, owning 92%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 81% and 19%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

H. Line of Credit

The Trust and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Portfolios may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The facility borrowing limit for each Portfolio as a percentage of net assets is as follows:

Portfolio	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Conservative Allocation VIP	33%
DWS Core Fixed Income VIP	33%
DWS Davis Venture Value VIP	33%
DWS Dreman High Return Equity VIP	33%
DWS Dreman Small Mid Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS Growth Allocation VIP	33%
DWS High Income VIP	33%
DWS International Select Equity VIP	33%
DWS Janus Growth & Income VIP	33%
DWS Large Cap Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Moderate Allocation VIP	33%
DWS Money Market VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Technology VIP	5%
DWS Turner Mid Cap Growth VIP	33%

At December 31, 2008, DWS Core Fixed Income VIP had a $250,000 outstanding loan. Interest expense incurred on the borrowing was $8,024 for the year ended December 31, 2008. The average dollar amount of the borrowings was $1,772,936, the weighted average interest rate on these borrowings was 1.49% and the Portfolio had a loan outstanding for 109 days throughout the period.

At December 31, 2008, DWS Dreman High Return Equity VIP had a $450,000 outstanding loan. Interest expense incurred on the borrowing was $15,847 for the year ended December 31, 2008. The average dollar amount of the borrowings was $1,566,583, the weighted average interest rate on these borrowings was 1.82% and the Portfolio had a loan outstanding for 199 days throughout the period.

At December 31, 2008, DWS Large Cap Value VIP had a $750,000 outstanding loan. Interest expense incurred on the borrowing was $197 for the year ended December 31, 2008. The average dollar amount of the borrowings was $520,588, the weighted average interest rate on these borrowings was 0.80% and the Portfolio had a loan outstanding for 17 days throughout the period.

I. Payments Made by Affiliates

During the year ended December 31, 2008, the Advisor fully reimbursed DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP $11,599, $6 and $1,022, respectively, for losses incurred on trades executed incorrectly. The Advisor also fully reimbursed DWS Moderate Allocation VIP $2,194 for a loss incurred in violation of investment restrictions. The amounts of the losses were less than 0.01% of each Portfolio's average net assets, thus having no impact on each Portfolio's total return.

In addition, during the year ended December 31, 2008, the Advisor fully reimbursed DWS International Select Equity VIP $354,782 for losses incurred on trades executed incorrectly.

J. Participation in the Treasury's Temporary Guarantee Program

The U.S. Department of the Treasury (the "Treasury") has established a Temporary Guarantee Program for Money Market Funds (the "Program"). DWS Money Market VIP is participating in the Program.

The Program is designed to protect the value of accounts in the Portfolio as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Portfolio for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or (ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Portfolio's net asset value falls below $0.995 and the Portfolio is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. As of the date of this report, ESF assets are approximately $52 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Portfolio bears the expenses of participating in the Program. The expense is determined by the product of (i) the number of shares outstanding of each class as of September 19, 2008 valued at $1.00; and (ii) the applicable Program participation fee rate, which is based upon the market-based net asset value outstanding of each share class as of September 19, 2008. For the initial period ending December 18, 2008, the Program participation fee was equal to 0.010%. For the coverage under the Program beginning on December 19, 2008 and ending on April 30, 2009, the Program participation fee is equal to 0.015%. This expense is being amortized over the length of the participation in the Program and is included in "Other" expense on the Statement of Operations. Through December 31, 2008, the Portfolio has accrued $45,679. The Program is set to terminate on April 30, 2009, unless extended by the Treasury. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond April 30, 2009, the Portfolio would need to pay an additional fee and there can be no assurances that the Portfolio would continue to participate. This expense is borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio.

Neither the Portfolio nor Deutsche Investment Management Americas Inc., the Portfolio's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

K. Subsequent Event

The Board of Trustees has approved the termination of AAMI as the subadvisor for DWS Core Fixed Income VIP. Effective on or about February 27, 2009, DIMA will assume all day-to-day advisory responsibilities for the Portfolio that were previously delegated to AAMI.

L. Mergers

On November 21, 2008, the Board of Trustees of the Portfolios approved, in principle, the mergers of the DWS Davis Venture Value VIP (the "Acquired Portfolio") into the DWS Large Cap Value VIP and DWS Janus Growth & Income VIP (the "Acquired Portfolio") into the DWS Capital Growth VIP.

Completion of the mergers is subject to a number of conditions, including approval by shareholders of the Acquired Portfolios at the shareholder meeting expected to be held on or about April 20, 2009.

The Board of Trustees of the Trust has also approved the combination of the Class B shares of DWS Balanced VIP, DWS International Select Equity VIP, DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP and DWS Turner Mid Cap Growth VIP into the Class A shares of the same Portfolio. The combinations are scheduled to become effective on or about March 6, 2009 (effective February 3, 2009 for the DWS Money Market VIP).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Variable Series II:

We have audited the accompanying statements of assets and liabilities of DWS Variable Series II (the "Trust"), comprising the DWS Balanced VIP, DWS Blue Chip VIP, DWS Conservative Allocation VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman High Return Equity VIP, DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS Growth Allocation VIP, DWS High Income VIP, DWS International Select Equity VIP, DWS Janus Growth & Income VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Moderate Allocation VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP, DWS Technology VIP and DWS Turner Mid Cap Growth VIP, including the investment portfolios, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of the DWS Variable Series II at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 13, 2009

Tax Information (Unaudited)

The following Portfolios paid distributions from net long-term capital gains during the year ended December 31, 2008 as follows:

Portfolio	Distribution Per Share ($)	% Representing 15% Rate Gains
DWS Blue Chip VIP	1.14	100
DWS Conservative Allocation VIP	2.05	100
DWS Davis Venture Value VIP	1.47	100
DWS Dreman High Return Equity VIP	1.77	100
DWS Dreman Small Mid Cap Value VIP	5.64	100
DWS Global Thematic VIP	1.98	100
DWS Growth Allocation VIP	2.32	100
DWS International Select Equity VIP	2.04	100
DWS Janus Growth & Income VIP	.84	100
DWS Large Cap Value VIP	3.43	100
DWS Moderate Allocation VIP	1.30	100
DWS Strategic Income VIP	.10	100
DWS Turner Mid Cap Growth VIP	1.72	100

The following Portfolios designated as capital gain dividends for their year ended December 31, 2008:

Portfolio	Capital Gain ($)	% Representing 15% Rate Gains
DWS Davis Venture Value VIP	12,927,000	100
DWS Growth Allocation VIP	1,823,000	100
DWS Moderate Allocation VIP	820,000	100

For corporate shareholders, the following percentage of income dividends paid during the following Portfolios' fiscal year ended December 31, 2008 qualified for the dividends received deduction:

Portfolio	Dividends Received %
DWS Balanced VIP	20
DWS Blue Chip VIP	84
DWS Conservative Allocation VIP	13
DWS Davis Venture Value VIP	89
DWS Dreman High Return Equity VIP	88
DWS Dreman Small Mid Cap Value VIP	83
DWS Global Thematic VIP	22
DWS Growth Allocation VIP	59
DWS Janus Growth & Income VIP	35
DWS Large Cap Value VIP	93
DWS Moderate Allocation VIP	100

DWS Global Thematic VIP paid foreign taxes of $158,191 and earned $659,182 of foreign source income during the year ended December 31, 2008. Pursuant to section 853 of the Internal Revenue Code, the Portfolio designates $0.01 per share as foreign taxes paid and $0.06 per share as income earned from foreign sources for the year ended December 31, 2008.

DWS International Select Equity VIP paid foreign taxes of $454,368 and earned $5,467,917 of foreign source income during the year ended December 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates $0.03 per share as foreign taxes paid and $0.38 per share as income earned from foreign sources for the year ended December 31, 2008.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of each Fund's investment management agreement (the "Investment Management Agreements") with Deutsche Investment Management Americas Inc. ("DIMA") and, for each sub-advised Fund, the sub-advisory agreement (the "Sub-Advisory Agreements," and together with the Investment Management Agreements, the "Agreements") between DIMA and the sub-advisor (the "Sub-Advisors") in September 2008.1

1 The Sub-Advisors are: Davis Selected Advisers, L.P. (DWS Davis Venture Value VIP); Dreman Value Management L.L.C. (DWS Dreman Small Mid Cap Value VIP and DWS Dreman High Return Equity VIP); Aberdeen Asset Management, Inc. (DWS Core Fixed Income VIP); Janus Capital Management LLC (DWS Janus Growth & Income VIP); Turner Investment Partners, Inc. (DWS Turner Mid Cap Growth VIP); and Deutsche Asset Management International GmbH, an affiliate of DIMA (DWS Large Cap Value VIP and DWS Balanced VIP).

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of the Funds' Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee and Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of each Fund's performance, fees and expenses, and profitability compiled by the Funds' independent fee consultant. The Board also received extensive information throughout the year regarding performance of each Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Funds' independent fee consultant in the course of their review of each Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of each Fund's Rule 12b-1 plan (as applicable), distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of each Fund. The Board considered, generally, that shareholders chose to invest or remain invested in each Fund knowing that DIMA managed the Fund, and that the Agreements were approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA's and the Sub-Advisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and the Sub-Advisors provide portfolio management services to the Funds and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Funds. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and the Sub-Advisors to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and the Sub-Advisors. The Board reviewed each Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and the Sub-Advisors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered each Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). The Board considered each Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how each Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and the Sub-Advisors.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Investment Management Agreements. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing each Fund in particular, except for DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP. For DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP, the Board did not receive profitability information with respect to the Funds, but did receive such information with respect to the funds in which each Fund invests. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of each Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of each Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board also considered the estimated profitability of the Sub-Advisors based on revenues and expenses provided by the Sub-Advisors and concluded that the estimated profitability realized by each Sub-Advisor in connection with the management of its respective Fund(s) was not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any economies of scale. The Board noted that each Fund's management fee schedule includes fee breakpoints. The Board concluded that each Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and the Sub-Advisors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and the Sub-Advisors and their affiliates, including any fees received by DIMA for administrative services provided to each Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and the Sub-Advisors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and the Sub-Advisors related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

In connection with the factors described above, the Board considered factors specific to each Fund, as discussed below.

DWS Mid Cap Growth VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and five-year periods ended December 31, 2007 and outperformed its benchmark in the three-year period ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Blue Chip VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007 and outperformed its benchmark in each of the three- and five-year periods ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Davis Venture Value VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and underperformed it benchmark in the five-year period ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Dreman High Return Equity VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and outperformed its benchmark in the five-year period ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and the Sub-Advisor the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA and the Sub-Advisor have made significant changes in investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Dreman Small Mid Cap Value VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses.

DWS Global Thematic VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007 and outperformed its benchmark in each of the three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS International Select Equity VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and underperformed its benchmark in the five-year period ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be equal to the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Janus Growth & Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007 and outperformed its benchmark in each of the three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and the Sub-Advisor the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA and the Sub-Advisor have made significant changes in investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Large Cap Value VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and underperformed its benchmark in the five-year period ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Small Cap Growth VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Technology VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance, including the introduction of a new portfolio management team in 2006.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Balanced VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in the past year, including adding DeAMi as sub-advisor for a portion of the large cap value allocation of the Fund, in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Turner Mid Cap Growth VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Conservative Allocation VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2007, the Fund's performance (Class B shares) was in the 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class B shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class B expenses less any applicable 12b-1 fees). The Board considered DIMA's representation that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that a majority of the peer funds were part of another investment company complex and that many of these funds had all their expenses subsidized by their investment manager. Based upon questions from the Independent Trustees, the independent fee consultant produced additional customized information on the peer universe. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Moderate Allocation VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2007, the Fund's performance (Class B shares) was in the 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class B shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class B expenses less any applicable 12b-1 fees). The Board considered DIMA's representation that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that a majority of the peer funds were part of another investment company complex and that many of these funds had all their expenses subsidized by their investment manager. Based upon questions from the Independent Trustees, the independent fee consultant produced additional customized information on the peer universe. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Growth Allocation VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2007, the Fund's performance (Class B shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has performed equal to its benchmark in the one-year period ended December 31, 2007 and underperformed its benchmark in the three-year period ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class B shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class B expenses less any applicable 12b-1 fees). The Board considered DIMA's representation that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that a majority of the peer funds were part of another investment company complex and that many of these funds had all their expenses subsidized by their investment manager. Based upon questions from the Independent Trustees, the independent fee consultant produced additional customized information on the peer universe. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Core Fixed Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and the Sub-Advisor the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses.

DWS Government & Agency Securities VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS High Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Strategic Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

DWS Money Market VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

• • • • •

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of each Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investment Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS2-2 (R-9042-1 2/09)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2008, DWS Variable Series II has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES II

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Trust’s Independent Registered Public Accountant, billed to the Trust during the Trust’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Trust.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Trust’s Independent Registered Public Accountant Billed to the Trust

Fiscal Year Ended December 31,	Audit Fees Billed to Trust	Audit-Related Fees Billed to Trust	Tax Fees Billed to Trust	All Other Fees Billed to Trust
2008	$1,018,541	$0	$143,117	$0
2007	$955,331	$0	$130,272	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Trust’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Trust’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Trust’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Trust’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Trust (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$143,117	$382,000	$1,349,733	$1,874,850
2007	$130,272	$486,614	$1,215,526	$1,832,412

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Trust.

***

In connection with the audit of the 2007 and 2008 financial statements, the Trust entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Trust’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Trust. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Trust. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Trust’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 20, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        February 20, 2009